UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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Seagate Technology Public Limited Company

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 30, 2017

Dear Fellow Shareholder:

You are cordially invited to attend the 2017 Annual General Meeting of Shareholders of Seagate Technology plc, which will be held at 9:30 a.m. local time on Wednesday, October 18, 2017, at the InterContinental Hotel, Simmonscourt Road, Dublin 4, Ireland.

Details of the business to be presented at the meeting may be found in the Notice of Annual General Meeting of Shareholders and the Proxy Statement accompanying this letter.

We hope you are planning to attend the meeting. Your vote is important. Whether or not you plan to attend the meeting, please submit your proxy as soon as possible so that your shares may be represented at the 2017 Annual General Meeting.

On behalf of the Board of Seagate Technology plc, I thank you for your continued support.

Sincerely,

Stephen J. Luczo

Chairman and Chief Executive Officer

2017 NOTICE OF MEETING AND PROXY STATEMENT

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

NOTICE OF 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

The 2017 Annual General Meeting of Shareholders of Seagate Technology plc (“Seagate” or the “Company”), a company incorporated under the laws of Ireland, will be held on Wednesday, October 18, 2017, at 9:30 a.m. local time, at the InterContinental Hotel, Simmonscourt Road, Dublin 4, Ireland.

The purposes of the 2017 Annual General Meeting are:

General Proposals:

1.	By separate resolutions, to elect as directors the following incumbent directors who shall retire in accordance with the Articles of Association and, being eligible, offer themselves for election and to elect as a director (the “Director Nominees”):

(a) Stephen J. Luczo	(b) Mark W. Adams	(c) Michael R. Cannon
(d) Mei-Wei Cheng	(e) William T. Coleman	(f) Jay L. Geldmacher
(g) William D. Mosley	(h) Dr. Chong Sup Park	(i) Stephanie Tilenius
(j) Edward J. Zander

2.	Approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (“Say-on-Pay”).

3.	Approve, in an advisory, non-binding vote, the frequency of future Say-on-Pay votes (“Frequency of Say-on-Pay”).

4.	Approve an amendment and restatement of the Seagate Technology Public Limited Company Amended and Restated Employee Stock Purchase Plan (the “ESP Plan”) to increase the number of shares available for issuance.

5.	Ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company and to authorize, in a binding vote, the Audit Committee of the Company’s board of directors (the “Board”) to set the auditors’ remuneration.

Irish Law Proposals:

6.	Grant the Board the authority to allot and/or issue shares under Irish law.

7	Grant the Board the authority to opt-out of statutory pre-emption rights under Irish law.

8.	Determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Other:

9.	Conduct such other business properly brought before the meeting.

The Board recommends that you vote “FOR” each director nominee included in Proposal 1 and “FOR” each of Proposals 2 and 4 through 8. For Proposal 3, the Board recommends you vote “FOR one year.” The full text of these proposals is set forth in the accompanying Proxy Statement.

Proposals 1, 2, 4, 5 and 6 are ordinary resolutions, requiring the approval of a simple majority of the votes cast at the meeting. Proposal 3 requires an affirmative vote of a plurality of all votes cast at the meeting. Proposals 7 and 8 are special resolutions, requiring the approval of not less than 75% of the votes cast.

Only shareholders of record as of the close of business on August 21, 2017 are entitled to receive notice of and to vote at the 2017 Annual General Meeting. Please provide your proxy even if you plan on attending the meeting. Instructions on how to vote your proxy are set forth in the accompanying Proxy Statement.

During the meeting, following a review of Seagate’s business and affairs, management will also present Seagate’s Irish financial statements for the fiscal year ended June 30, 2017 and the reports of the directors and auditors thereon.

By order of the Board,

Katherine E. Schuelke

Senior Vice President, Chief Legal Officer and Company Secretary

August 30, 2017

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 18, 2017

We will be relying on the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish Proxy Materials over the Internet instead of mailing printed copies of those materials to each shareholder. As a result, we are sending our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our Proxy Statement, our Irish financial statements for the Company’s fiscal year ended June 30, 2017 (“fiscal year 2017”), the proxy card and our Annual Report on Form 10-K for fiscal year 2017 (collectively, the “Proxy Materials”). The Notice also contains instructions on how to request a paper copy of the Proxy Materials. If you have previously elected to receive our Proxy Materials electronically, you will continue to receive these materials via email unless you elect otherwise. A full printed set of our Proxy Materials will be mailed to you automatically only if you have previously made a permanent election to receive our Proxy Materials in printed form.

IF YOU ARE A SHAREHOLDER WHO IS ENTITLED TO ATTEND, SPEAK AND VOTE, THEN YOU ARE ENTITLED TO APPOINT A PROXY OR PROXIES TO ATTEND, SPEAK AND VOTE ON YOUR BEHALF. A PROXY IS NOT REQUIRED TO BE A SHAREHOLDER IN THE COMPANY. IF YOU WISH TO APPOINT AS PROXY ANY PERSON OTHER THAN THE INDIVIDUALS SPECIFIED ON THE PROXY CARD, PLEASE CONTACT THE COMPANY SECRETARY AT OUR REGISTERED OFFICE AND ALSO NOTE THAT YOUR NOMINATED PROXY MUST ATTEND THE ANNUAL GENERAL MEETING IN PERSON IN ORDER FOR YOUR VOTES TO BE CAST.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information about the topics summarized below, please review Seagate Technology plc’s Annual Report on Form 10-K and the entire Proxy Statement.

2017 Annual General Meeting of Shareholders

Date and Time:	Wednesday, October 18, 2017 at 9:30 a.m. local time

Place:	InterContinental Hotel Simmonscourt Road Dublin 4, Ireland

Record Date:	August 21, 2017

Voting:	Shareholders as of close of business on August 21, 2017 (the “Record Date”) are entitled to vote on the proxy proposals. Each ordinary share is entitled to one vote for each director nominee and each of the other proposals.

Attendance:	All shareholders as of the close of business on the Record Date may attend the 2017 Annual General Meeting of Shareholders (the “2017 AGM”). You can attend, speak and vote at the meeting even if you have completed and submitted a form of proxy. Your nominated proxy must attend the 2017 AGM in person in order for your votes to be cast.

Proxy Materials:	The Proxy Materials were first made available to shareholders on or about August 30, 2017.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Proposals, voting recommendations and vote required:

The Board recommends that you vote “FOR” each of the proposals that will be submitted for shareholder approval at the 2017 AGM.

Proposals:		Vote required:	Board Recommendation
1.	Election of each of the 10 Director Nominees	Majority of Votes Cast	FOR each nominee
2.	Advisory Vote on Say-on-Pay	Majority of Votes Cast	FOR
3.	Advisory Vote on the Frequency of Say-on-Pay	Affirmative Plurality of Votes Cast	FOR one year
4.	Amendment and Restatement of the ESP Plan to increase the number of shares available for issuance	Majority of Votes Cast	FOR
5.	Ratification of the Appointment and Remuneration of Auditors	Majority of Votes Cast	FOR
6.	Grant Board Authority to Allot and/or Issue Shares	Majority of Votes Cast	FOR
7.	Grant Board Authority to Opt-out of Statutory Pre-emption Rights	75% of Votes Cast	FOR
8.	Determine the Price Range for the Re-Allotment of Treasury Shares	75% of Votes Cast	FOR

During the meeting, following a review of Seagate’s business and affairs, management will also present Seagate’s Irish financial statements for the fiscal year 2017 and the reports of the directors and statutory auditors thereon.

Seagate’s Corporate Governance Highlights

• The Board consists of a substantial majority of independent directors.	• The Board has a lead independent director (“Lead Independent Director”).
• Directors must receive a majority of shareholder votes cast to be elected.	• The non-executive directors meet regularly in executive sessions.

• Directors and executive officers are subject to share ownership guidelines.	• Executive officers are subject to a “clawback” policy.
• All directors are elected annually by shareholders.	• The Company maintains an anti-hedging policy for all directors and employees.

• The Board and each committee perform a periodic self-evaluation.	• The Board oversees enterprise risk management.
• The Board undertakes succession planning for all executive levels, including the Chief Executive Officer (the “CEO”) and the Board.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Director Nominees.

We are asking our shareholders to elect, by separate resolutions, each of the Director Nominees described below:

Nominee	Age	Director Since	Principal Occupation	Independent	Current Committee Membership
Stephen J. Luczo	60	2000	Chairman and Chief Executive Officer of Seagate Technology plc	No	• None

Mark W. Adams	53	2017	Chief Executive Officer of Lumileds, Inc.	Yes	• Audit

Michael R. Cannon	64	2011	Former President, Global Operations, Dell, Inc.	Yes	• Compensation • Nominating and Corporate Governance (Chair)

Mei-Wei Cheng	67	2012	Former Non-Executive Chairman of Pactera Technology International Ltd.	Yes	• Audit • Finance

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Nominee	Age	Director Since	Principal Occupation	Independent	Current Committee Membership
William T. Coleman	69	2012	Chief Executive Officer of Veritas Technologies LLC	Yes	• Finance • Nominating and Corporate Governance

Jay L. Geldmacher	61	2012	Chief Executive Officer of Artesyn Embedded Technologies	Yes	• Compensation

William D. Mosley	51	2017	President and Chief Operating Officer of Seagate Technology plc	No	• None

Dr. Chong Sup Park	69	2006	Former Chairman and Chief Executive Officer of Maxtor Corp.	Yes	• Audit (Chair) • Nominating and Corporate Governance

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Nominee	Age	Director Since	Principal Occupation	Independent	Current Committee Membership
Stephanie Tilenius	50	2014	Chief Executive Officer and Co-Founder of Vida Health, Inc.	Yes	• Finance • Nominating and Corporate Governance

Edward J. Zander	70	2009	Former Chairman and Chief Executive Officer of Motorola, Inc.	Yes	• Compensation (Chair)

For further information about our Director Nominees, see biographical information starting on page 15 of this Proxy Statement.

Advisory Approval of the Say-on-Pay Proposal.

We are asking for your advisory approval of the compensation of our named executive officers (our “NEOs”) as required by Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the related rules of the SEC. While our Board intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

Before considering this proposal, please read our “Compensation Discussion and Analysis” starting on page 36, which explains our executive compensation programs and the Compensation Committee’s compensation decisions.

Advisory Approval of the Frequency of Say-on-Pay Proposal.

We are asking you to indicate how frequently we should seek an advisory vote on the compensation of our NEOs. This proposal is also referred to as the Frequency of Say-on-Pay proposal. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that we solicit your advisory vote with respect to the Frequency of Say-on-Pay every six years. At our 2011 Annual General Meeting, our shareholders indicated that they would prefer Say-on-Pay votes to occur annually and we have held Say-on-Pay votes every year since that time. You may indicate whether you would prefer a Say-on-Pay vote every one year, two years, or three years, or you may abstain from voting on this proposal. The Board believes that continuing to hold an advisory vote on executive compensation annually is aligned with our policy of seeking feedback from you on corporate governance, our compensation policies, practices and philosophy for our NEOs.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

You may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “every one year,” “two years,” “three years,” or “abstain.” We are asking you to vote for a frequency of “every one year.”

While our Board intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

Before considering this proposal, please read our “Compensation Discussion and Analysis” starting on page 36, which explains our executive compensation programs and the Compensation Committee’s compensation decisions.

Approval of our Amended and Restated Employee Stock Purchase Plan.

We are asking you to approve the amendment and restatement of our ESP Plan, which increases the number of shares reserved for issuance under the current plan by 10,000,000 and to make certain administrative updates. A detailed discussion about the amendments is included in Proposal 4, starting on page 70.

Ratification of the appointment of Ernst & Young LLP, and authorization to set auditors’ remuneration.

We are asking you to ratify the appointment of Ernst & Young LLP as our auditors, and to authorize the Audit Committee to set their remuneration.

Grant the Board authority to allot and/or issue shares.

We are asking you to grant our Board authority to allot and/or issue shares under Irish law. This authority is fundamental to our business and granting the Board this authority is a routine matter for public companies incorporated in Ireland. Under Irish law, this proposal must be approved by ordinary resolution, which requires the affirmative vote of a simple majority of the votes cast.

Grant the Board authority to opt-out of statutory pre-emption rights.

We are asking you to grant the Board authority to allot and/or issue shares for cash without first offering them to existing shareholders. This authority is fundamental to our business and granting the Board this authority is a routine matter for public companies incorporated in Ireland. Under Irish law, this proposal must be approved by special resolution, which requires the affirmative vote of at least 75% of the votes cast.

Determine the price range at which the Company can re-allot shares held as treasury shares.

We are asking you to determine the price range at which the Company can re-allot shares held as treasury shares. From time to time, the Company may acquire ordinary shares and hold them as treasury shares. The Company may re-allot such treasury shares, and under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury. Under Irish law this proposal must be approved by special resolution, which requires the affirmative vote of at least 75% of the votes cast.

Executive Compensation

Pay-for-Performance

The general philosophy and structure of our executive compensation programs emphasize strong alignment between executive pay and corporate financial performance. In addition, our compensation

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

philosophy is designed to align our executive compensation programs with long term shareholder interests. In the Company’s fiscal year 2017, a majority of our long term equity incentive awards were granted in the form of performance-based restricted share units, which vest dependent upon the achievement of pre-established performance objectives, including return on invested capital, relative total shareholder return and adjusted earnings per share, reflecting a strong emphasis on pay-for-performance and the alignment of interests between our NEOs and our shareholders. In addition, at least 86% of our NEO total annual targeted compensation is at risk.

Please review our “Compensation Discussion and Analysis” for additional information and definitions of financial metrics.

2018 AGM

Deadline for shareholder proposals for inclusion in the Proxy Statement:	May 2, 2018
Period for shareholder nomination of directors:	April 2, 2018 to May 2, 2018
Deadline for all other proposals:	July 16, 2018

For further information, see the section entitled “Shareholder Proposals and Nominations” on page 82 of this Proxy Statement.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

PROXY STATEMENT

In this Proxy Statement, “Seagate Technology,” “Seagate,” the “Company,” “we,” “us” and “our” refer to Seagate Technology plc, an Irish public limited company. This Proxy Statement and the enclosed proxy card, or the Notice of Internet Availability of Proxy Materials, are first being mailed to shareholders of record at the close of business on the Record Date on or about August 30, 2017.

GENERAL INFORMATION

Following are questions and answers concerning voting and solicitation and other general information.

Why did I receive this Proxy Statement?	We sent you this Proxy Statement or a Notice of Internet Availability of Proxy Materials (“Notice”) on or around August 30, 2017 because our Board is soliciting your proxy to vote at the Company’s 2017 Annual General Meeting of Shareholders (“2017 AGM”). This Proxy Statement summarizes the information you need to know to vote on an informed basis.

Why are there two sets of financial statements covering the same fiscal period?	U.S. securities laws require us to send you our fiscal year 2017 Form 10-K, which includes our financial statements prepared in accordance with U.S. GAAP. These financial statements are included in the mailing of this Proxy Statement. Irish law also requires us to provide you with our Irish financial statements for our fiscal year 2017 including the reports of our directors and statutory auditors thereon, which accounts have been prepared in accordance with Irish law. The Irish financial statements are included as Appendix A to this Proxy Statement, are available at www.proxyvote.com, and, as required as a matter of Irish law, will be laid before the 2017 AGM.

What do I need to do to attend the 2017 AGM?	All shareholders as of the Record Date are invited to attend the 2017 AGM. In order to be admitted, you must present a form of personal identification and evidence of share ownership. Shareholders of record may vote in advance by proxy or if they wish to be present in person at the 2017 AGM, provide identification matching that of a shareholder appearing on the Company’s register, a copy of a share certificate or other evidence of share ownership. If your shares are held beneficially in the name of a bank, broker-dealer, brokerage firm, trust, other similar organization, other holder of record or nominee (i.e., in street name), you may vote in advance by proxy or if you wish to be present in person at the 2017 AGM, you must bring a bank or brokerage account statement as your proof of ownership of such Seagate shares in addition to a legal proxy obtained from your bank, broker-dealer, brokerage firm, trust, other similar organization or other holder of record or nominee.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Who may vote?	You are entitled to vote if you are a shareholder of record of the Company’s ordinary shares at the close of business on the Record Date. At that time, there were 287,830,331 of the Company’s ordinary shares outstanding and entitled to vote. Each ordinary share that you own entitles you to one vote on all matters to be voted at the 2017 AGM.

How do I vote?	Shareholders of record can cast their votes by proxy by:

•     using the Internet and voting at www.proxyvote.com;

•     calling 1.800.690.6903 and following the telephone prompts; or

•     completing, signing and returning a proxy card by mail to the address indicated on the proxy card, which will then be forwarded to Seagate’s registered office in Ireland electronically.

If you have received a Notice, it contains a control number that will allow you to access the Proxy Materials online. If you have received a paper copy of our Proxy Materials, a printed proxy card has been enclosed. If you have not received a paper copy of our Proxy Materials and wish to vote by mail, please follow the instructions included in the Notice to obtain a paper proxy card. A full printed set of our Proxy Materials will be mailed to you automatically only if you have previously made a permanent election to receive our Proxy Materials in printed form.

The Notice is not a proxy card and it cannot be used to vote your shares.

Shareholders of record may also vote their shares directly by attending the 2017 AGM and casting their vote in person or appointing one or more proxies (who do not have to be shareholders) to attend the 2017 AGM and cast votes on their behalf in accordance with the shareholder’s instructions.

Beneficial owners must vote their shares in the manner prescribed by their bank, broker-dealer, brokerage firm, trust or other similar organization or nominee. If you do not receive the voting instructions, please contact your bank, brokerage firm, trust or other similar organization or nominee directly. Beneficial owners who wish to vote in person at the 2017 AGM must obtain a legal proxy from their bank, broker-dealer, brokerage firm, trust or other similar organization or nominee. Beneficial owners wishing to vote in person at the 2017 AGM will need to bring the legal proxy with them to the 2017 AGM and hand it in with a signed ballot that is available upon request at the meeting. Beneficial owners will not be able to vote their shares at the 2017 AGM without a legal proxy and a signed ballot.

In order to be timely processed, your vote must be received by 6:59 p.m. Eastern Standard Time on October 17, 2017 (or, if you are a beneficial owner, such earlier time as your bank, brokerage firm or nominee may require).

May I revoke my proxy?

If you are a registered holder of the Company’s shares you may revoke your proxy at any time before it is voted at the 2017 AGM by:

•     notifying the Company Secretary in writing: c/o Seagate Technology plc at 38/39 Fitzwilliam Square, Dublin 2, Ireland, Attention: Company Secretary;

•     submitting another properly signed proxy card with a later date or another Internet or telephone proxy at a later date but prior to the close of voting described above; or

•     by voting in person at the 2017 AGM.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Merely attending the 2017 AGM does not revoke your proxy. To revoke a proxy, you must take one of the actions described above.

If you are not a registered holder but your shares are registered in the name of a nominee, you must contact the nominee to revoke your proxy. Merely attending or attempting to vote in person at the 2017 AGM will not revoke your proxy if your shares are held in the name of a nominee.

How will my proxy get voted?	If your proxy is properly submitted, you are legally designating the person or persons named in the proxy card to vote your shares as you have directed. Unless you name a different person or persons to act as your proxy, Michael R. Cannon and Katherine E. Schuelke (the “Company Designees”) shall act as your proxies. If you sign and return your proxy without indicating how your shares are to be voted and name anyone other than a Company Designee as your proxy, that person may vote your shares at their discretion. If you name a Company Designee as your proxy without indicating how your shares are to be voted, the Company Designee shall vote your shares as the Board recommends on each proposal in this Proxy Statement and at their discretion regarding any other matter properly presented for a vote at the 2017 AGM. The Board currently does not know of any matters to be raised at the 2017 AGM other than the proposals contained in this Proxy Statement.

If you are a beneficial owner, the rules of NASDAQ permit your bank, broker-dealer, brokerage firm, trust or other similar organization or nominee to vote your shares at their discretion on “routine” matters if it does not receive instructions from you.

The following proposals are routine matters:

•    Proposal 5 (Ratification of the Appointment and Remuneration of Auditors)

•    Proposal 6 (Grant Board Authority to Allot and/or Issue Shares)

•    Proposal 7 (Grant Board Authority to Opt-out of Statutory Pre-emption Rights)

•    Proposal 8 (Determine Price Range for the Re-allotment of Treasury Shares)

However, your bank, broker-dealer brokerage firm, trust or other similar organization or nominee may not vote your shares on “non-routine” matters if it does not receive instructions from you (“broker non-votes”). Broker non-votes will be counted for the purposes of a quorum, but will not be counted as votes for or against the non-routine matters, but rather will be regarded as votes withheld and will not be counted in the calculation of votes for or against the resolution.

The following proposals are non-routine matters:

•    Proposal 1 (Election of each of the 10 Director Nominees)

•    Proposal 2 (Advisory Vote on Say-on-Pay)

•    Proposal 3 (Advisory Vote on the Frequency of Say-on-Pay)

•    Proposal 4 (Amendment and Restatement of the ESP Plan to increase the number of shares available for issuance)

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

What constitutes a quorum?	The presence (in person or by proxy) of shareholders entitled to exercise a majority of the voting power of the Company on the Record Date is necessary to constitute a quorum to conduct business for the Company’s annual general meeting of shareholders. Abstentions and broker non-votes are treated as “shares present” for the purposes of determining whether a quorum exists.

What vote is required to approve each of the proposals?

Majority of Votes Cast Required to Approve:

•    Proposal 1 (Election of each of the 10 Director Nominees)

•    Proposal 2 (Advisory Vote on Say-on-Pay)

•    Proposal 4 (Amendment and Restatement of the ESP Plan to increase the number of shares available for issuance)

•    Proposal 5 (Ratification of the Appointment and Remuneration of Auditors)

•    Proposal 6 (Grant the Board the Authority to Allot and/or Issue Shares)

75% of Votes Cast Required to Approve:

•    Proposal 7 (Grant the Board the Authority to Opt-out of Statutory Pre-emption Rights)

•    Proposal 8 (Determine the Price Range for the Re-allotment of Treasury Shares)

Affirmative Plurality of Votes Cast Required to Approve:

•    Proposal 3 (Advisory Vote on the Frequency of Say-on-Pay)

Although abstentions and broker non-votes are counted as “shares present” at the 2017 AGM for the purpose of determining whether a quorum exists, they are not counted as votes cast either “for” or “against” the proposal and, accordingly, do not affect the outcome of the vote.

Who pays the expenses of this Proxy Statement?	We have hired Morrow Sodali LLC (“Morrow”) to assist in the distribution of Proxy Materials and the solicitation of proxies. We expect to pay Morrow a fee for these services estimated at $10,000 plus out-of-pocket expenses. Proxies will be solicited on behalf of our Board by mail, in person, by telephone and through the Internet. We will bear the cost of soliciting proxies. We will also reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding Proxy Materials to the persons for whom they hold shares.

How will voting be counted on any other matters that may be presented at the 2017 AGM?	Although we do not know of any matters to be presented or acted upon at the 2017 AGM other than the items described in this Proxy Statement, if any other matter is proposed and properly and validly presented at the 2017 AGM, the proxy holders will vote on such matters in accordance with their best judgment.

Board recommendations.	The Board recommends that you vote your shares “FOR” each of the proposals in this Proxy Statement.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Voting procedures and tabulation.	The Board appointed an inspector of elections to act at the 2017 AGM and to make a written report thereof. Prior to the 2017 AGM, the inspector will sign an oath to perform his or her duties in an impartial manner and according to the best of his or her ability. The inspector will ascertain the number of ordinary shares outstanding, determine the ordinary shares represented at the 2017 AGM and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties. The determination of the inspector as to the validity of proxies will be final and binding.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSALS REQUIRING YOUR VOTE

PROPOSALS 1(a) – 1(j) – ELECTION OF DIRECTORS

(Ordinary Resolutions)

The Company uses a majority of votes cast standard for the election of directors. A majority of the votes cast means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee. Each of the Director Nominees is being nominated for election for a one-year term beginning at the end of the 2017 AGM to be held on October 18, 2017 and expiring at the end of the 2018 Annual General Meeting of Shareholders (the “2018 AGM”).

Under our Articles of Association, if a director is not re-elected in a director election, then that director will not be appointed and the position on the Board that would have been elected or filled by the director nominee will, except in limited circumstances, become vacant. The Board has the ability to fill the vacancy in accordance with the Articles of Association, subject to approval by the Company’s shareholders at the next annual general meeting of shareholders.

Notwithstanding the requirement that a director nominee requires a majority of the votes cast, as Irish law requires a minimum of two directors at all times, in the event that an election results in either only one or no directors receiving the required majority vote, either the nominee or each of the two nominees, as appropriate, receiving the greatest number of votes in favor of his or her election shall, in accordance with the Company’s Articles of Association, hold office until his or her successor(s) shall be elected.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:

(a) Stephen J. Luczo—age 60, Director since 2000

Mr. Luczo has been our Chief Executive Officer (“CEO”) since January 2009 and Chairman of the Board since 2002. Mr. Luczo joined Seagate in October 1993 as Senior Vice President of Corporate Development. In September 1997, he was promoted to President and Chief Operating Officer (“COO”) of Seagate Technology (Seagate Technology plc’s predecessor) and, in July 1998, he was promoted to CEO after which, he joined the Board as a director of Seagate Technology. Mr. Luczo resigned as CEO effective as of July 2004, but remained as Chairman of the Board. He served as a non-employee Chairman from October 2006 to January 2009. From October 2006 until he rejoined us in January 2009, Mr. Luczo was a private investor. Prior to joining Seagate in 1993, Mr. Luczo was Senior Managing Director of the Global Technology Group of Bear, Stearns & Co. Inc., an investment banking firm, from February 1992 to October 1993. Mr. Luczo served on the board of directors of Microsoft Corporation from May 2012 to March 2014.

On October 1, 2017, Mr. Luczo will step down from his position as CEO of Seagate and become our Executive Chairman.

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Expertise: As our CEO, Mr. Luczo brings significant expertise to our Board in financial matters, business development, and operations, along with senior leadership experience, global experience and knowledge of competitive strategy and competition. As CEO, Mr. Luczo has direct responsibility for the Company’s strategy and operations. With a background in investment banking and his public company board experience, Mr. Luczo also brings additional expertise in mergers and acquisitions and financial issues facing large companies.

(b) Mark W. Adams – age 53, Director since 2017

Mark W. Adams has served as the CEO of Lumileds, Inc. since February 2017. Mr. Adams served as President of Micron Technology, Inc., a $20 billion semiconductor solutions company, from February 2012 to February 2016. From 2006 to February 2012, Mr. Adams served in a number of positions at Micron Technology, Inc., including as Vice President of Worldwide Sales and Vice President of Digital Media. Prior to joining Micron Technology, Inc., Mr. Adams served as COO of Lexar Media, Inc. in 2006. He served as Vice President of Sales and Marketing of Creative Labs, Inc. from 2002 to 2006. He held numerous roles at Creative Labs prior to 2002 including five years as General Manager of Latin America. Prior to Creative, Mr. Adams spent five years in major account sales at NCR Corporation in their enterprise server business. Mr. Adams has served on the board of directors of Cadence Design Systems, Inc., since 2015. He has also served on the boards of directors of Lumileds, Inc. since 2017 and Whistle Sports, Inc. since 2014. Within the past five years, Mr. Adams has served on the board of directors of Aptina Inc., a leading CMOS image sensor manufacturer.

Expertise: Mr. Adams brings financial, international, business development, technological and operational expertise to our Board through his service as a senior level executive with several large multi-national corporations. In addition, his experience on other public company boards combined with his senior-executive level experience brings valuable experience to our Board.

(c) Michael R. Cannon—age 64, Director since 2011	Mr. Cannon served as President, Global Operations of Dell Inc. from February 2007 until his retirement in January 2009, and as consultant to Dell Inc. from January 2009 until January 2011. He was the President, CEO and a member of the board of directors of Solectron Corp., an electronic manufacturing services company, from January 2003 until February 2007. From July 1996 until January 2003, Mr. Cannon served as the CEO of Maxtor Corporation (“Maxtor”), a disk drive and storage systems manufacturer. He served on Maxtor’s board of directors from July 1996 until Seagate acquired Maxtor in May 2006. Prior to joining Maxtor, Mr. Cannon held senior management positions at IBM. He has served on the board of directors of Lam Research Corporation since February 2011 and on the board of directors of Dialog Semiconductor plc since February 2013. Within the past five years, Mr. Cannon has served on the board of directors of Adobe Systems, Inc. and Elster Group SE.

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Expertise: Mr. Cannon has extensive industry expertise, including expertise in the disk drive business that is invaluable to our Board. Mr. Cannon brings international, technological, operations, and research and development expertise to our Board through his service as a public company President, CEO, member of boards of directors and his previous senior management positions. In addition, he has significant leadership experience due to his experience as a senior executive with other companies.

(d) Mei-Wei Cheng—age 67, Director since 2012	Mr. Cheng served as the non-executive Chairman of Pactera Technology International Ltd., a Blackstone portfolio company, from February 2015 to February 2017. Mr. Cheng served as CEO of Siemens North East Asia and President and CEO of Siemens Ltd., China from July 2010 until April 2014. Prior to joining Siemens in May 2010, he was Chairman and CEO of Ford Motor Company (China) Ltd. from 1998 to 2008, as well as a Corporate Group Vice President of Ford Motor Company, and served as Executive Chairman of Ford Motor Company (China), as well as Group Vice President of Ford Motor Company from 2009 to 2010. Previously, Mr. Cheng held executive positions at General Electric Corporation (GE), including Corporate Vice President, Regional Executive and President of GE Appliance-Asia, and Chairman and CEO of GE (China) Ltd. He began his career at AT&T, where he last served as President of AT&T China. Mr. Cheng has served on the China Advisory Boards of CRH plc and Magna International since 2014, and as the member of the Technology Advisory Council of Magna International since 2017. Within the past five years, Mr. Cheng has served on the board of directors of Diebold, Inc.

Expertise: Mr. Cheng brings international, business development, technological and sales and marketing expertise to our Board through his service as a senior level executive in the Asia region with several large multi-national corporations. In addition, his service on other company boards supplements his significant international executive-level leadership experience.

(e) William T. Coleman—age 69, Director since 2012	Mr. Coleman has been CEO of Veritas Technologies LLC since January 2016. He was a partner with Alsop Louie Partners, a venture capital firm that invests in early stage technology, from June 2010 to January 2016. Mr. Coleman also served as the Chairman and CEO of Resilient Network System, Inc. from January 2013 until January 2014. Before joining Alsop Louie Partners, Mr. Coleman was founder, Chairman of the Board and CEO of Cassatt Corporation from September 2003 to June 2009. Between June 2009 and June 2010, Mr. Coleman was a private investor. Mr. Coleman previously founded BEA Systems, Inc., an enterprise application and service infrastructure software provider, where he served as Chairman of the Board from 1995 to 2002 and CEO from 1995 to October 2001. Prior to BEA, Mr. Coleman held various executive management positions at Sun Microsystems, Inc. Mr. Coleman has served on the board of directors of Veritas Technologies LLC since January 2016. Within the past five years, Mr. Coleman has also served on the boards of directors of Framehawk, Inc., Palm, Inc., and Resilient Network System, Inc.

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Expertise: As a partner of a private equity firm and former founder and/or CEO of several technology companies, Mr. Coleman brings to our Board significant business development, technological, sales and marketing and research and development expertise. Mr. Coleman’s board service with other private and public companies provides significant board experience.

(f) Jay L. Geldmacher—age 61, Director since 2012	Since November 2013, Mr. Geldmacher has served as CEO of Artesyn Embedded Technologies, a spin off from the Embedded Computing and Power business of Emerson Network Power now owned by Platinum Equity. Between 2007 and 2013, Mr. Geldmacher served as Executive Vice President of Emerson Electric Company and President of Emerson Network Power’s Embedded Computing & Power Group, which designs, manufactures and distributes embedded computing and embedded power products, systems and solutions. From 2006 to 2007, he served as Group Vice President and President of Emerson Network Power’s Embedded Computing & Power Group. From 1998 to 2006, he served as President of Astec Power Solutions, an Emerson subsidiary. Mr. Geldmacher has served as an Executive Council Member for Vertiv since March 2017. Within the past five years, Mr. Geldmacher has served on the board of directors of Owens Illinois, Inc. and the board of University of Arizona Business School.

Expertise: As a CEO, Mr. Geldmacher brings international, technological, and operational expertise to our Board, along with additional board experience from his service on public company and university boards.

(g) William D. Mosley—age 51, Director since 2017

Mr. Mosley has been our COO since June 2016 and a member of the Board since July 2017. Mr. Mosley joined Seagate in 1996 as a Senior Engineer with a Ph.D. in solid state physics. From 1996 to 2002, Mr. Mosley served at Seagate in varying roles of increasing responsibility until his promotion to Vice President, Engineering, in 2002. In 2007, he was promoted to Senior Vice President, Global Disk Storage Operations and in 2009, he was promoted to Executive Vice President, Sales and Marketing. From March 2011 until October 2013, Mr. Mosley served as our Executive Vice President, Operations. In October 2013, he was promoted to President, Operations and Technology. In June 2016, he was promoted to President and COO.

On October 1, 2017, Mr. Mosley will become our CEO.

Expertise: As our COO, Mr. Mosley is directly responsible for the Company’s operations. With his broad-based executive-level experience and in-depth understanding of the various aspects of our business, Mr. Mosley brings valuable global operational, technological, research and development and sales and marketing expertise to our Board.

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(h) Dr. Chong Sup Park—age 69, Director since 2006	Dr. Chong Sup Park served as Chairman and CEO of Maxtor from November 2004 until May 2006, as Chairman of Maxtor’s board of directors from May 1998 until May 2006, and as a member of its board from February 1994 to May 2006. Maxtor was acquired by Seagate in May 2006. Dr. Park served as Investment Partner and Senior Advisor at H&Q Asia Pacific, a private equity firm, from April 2004 until September 2004, and as a Managing Director for the firm from November 2002 to March 2004. Prior to joining H&Q Asia Pacific, Dr. Park served as President and CEO of Hynix Semiconductor Inc. from March 2000 to May 2002, and from June 2000 to May 2002 he also served as its Chairman. Within the past five years, Dr. Park has served as a member of the boards of directors of Computer Sciences Corporation, SMART Modular Technologies, Inc., Brooks Automation, Inc., Enphase Energy, Inc. and Ballard Power Systems, Inc.

Expertise: As a former board chair and CEO, and having held other senior management positions with other companies, Dr. Park brings to our Board significant international, business development, technological and sales and marketing experience. In addition, Dr. Park has extensive industry expertise, including expertise in the disk drive business that is invaluable to our Board. Dr. Park’s board service with other public companies provides valuable board experience.

(i) Stephanie Tilenius—age 50, Director since 2014	Ms. Tilenius is a founder and CEO of Vida Health, Inc., a mobile continuous care platform for preventing, managing and overcoming chronic and mental health conditions deployed at Fortune 500 companies, large national payers and providers since January 2014. Ms. Tilenius was an Executive in Residence at Kleiner Perkins Caufield & Byers, a venture capital firm, from June 2012 until October 2014, primarily focusing on companies within its Digital Growth Fund. From February 2010 until June 2012, Ms. Tilenius was Vice President of Global Commerce and Payments at Google, Inc., where she oversaw digital commerce, product search and payments. Prior to joining Google, she was at eBay Inc. from March 2001 until October 2009, ultimately as Senior Vice President of eBay.com and global products. Ms. Tilenius was also a co-founder of PlanetRx.com and has worked at other technology and business enterprises. Ms. Tilenius has served as a member of Coach Inc.’s board of directors since August 2012. She is on the boards of directors of Tradesy and serves as Chair of the Advisory Board of the Harvard Business School California Research Center. Within the past five years, Ms. Tilenius served on the board of RedBubble.

Expertise: Ms. Tilenius is an experienced senior executive in the consumer internet sector. She contributes her leadership, strategic insight, digital and e-commerce expertise, and her experience as a company founder to our Board, along with board experience as a board member for other public and private companies.

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(j) Edward J. Zander—age 70, Director since 2009	Mr. Zander served as Chairman and CEO of Motorola, Inc. from January 2004 until January 2008, when he retired as CEO and continued as Chairman. He resigned as Chairman in May 2008. Prior to joining Motorola, Mr. Zander was a Managing Director of Silver Lake Partners, a leading private equity fund focused on investments in technology industries from July 2003 to December 2003. Mr. Zander was President and COO of Sun Microsystems Inc., a leading provider of hardware, software and services for networks, from October 1987 until June 2002. Within the past five years, Mr. Zander has served as a member of the board of directors of NetSuite, Inc.

Expertise: Mr. Zander brings financial, technological, sales and marketing, and research and development expertise to our Board from his career as a senior executive of technology companies, and financial expertise from his prior private equity experience. He brings valuable board experience from his service on other public company boards.

There are no familial relationships between any of the directors, Director Nominees or our executive officers, nor are any of our directors, Director Nominees or executive officers party to any legal proceedings adverse to us.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Corporate Governance Guidelines, together with the Board committee charters, provide the framework for the corporate governance of the Company. Following is a summary of our Corporate Governance Guidelines. Our Corporate Governance Guidelines, as well as the charters of each of our Board committees, are available on our website at www.seagate.com, under “Investors - Governance.”

Role of the Board

The Board, elected annually by our shareholders, directs and oversees the management of the business and affairs of the Company. In this oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved to the shareholders.

The Board and its committees have the primary responsibilities of:

•	Reviewing, monitoring and approving the Company’s strategic direction, annual operating plan and major corporate actions;

•	Monitoring and evaluating the performance of the Company;

•	Evaluating the performance of our CEO;

•	Reviewing and approving CEO and senior management succession planning;

•	Advising and counseling the Company’s management;

•	Overseeing the Company’s ethics programs and legal compliance, including the Company’s Code of Ethics; and

•	Overseeing the Company’s enterprise risk management processes and programs.

Board Leadership Structure

The Board generally believes that the offices of Chairman and CEO should be held by separate persons to aid in the oversight of management, unless it is in the best interests of the Company that the same person holds both offices. While the combined role of Chairman and CEO has worked well for the Company, the Board believes that from a strategic and governance perspective, it is in the best interests of the Company, at this time, to separate the offices of the CEO and Chairman. The Board believes that its succession strategy, with the appointment of William D. Mosley as CEO effective October 1, 2017, and as a director of the Board effective July 25, 2017, will benefit from and be enhanced by Mr. Luczo’s continued service as the Chairman of the Board. The Board believes that the separation of the offices of the CEO and Chairman will ensure an effective implementation of its succession strategy. It is the Board’s view that the Company’s corporate governance principles, the quality, stature and substantive business knowledge of the members of the Board, as well as the Board’s culture of open communication with the CEO and senior management are currently conducive to Board effectiveness with the separation of the Chairman and CEO positions.

In addition, the Board continues to retain a Lead Independent Director and it believes this role addresses the need for independent leadership and perspective in addition to an organizational structure for

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the independent directors. The Board appoints the Lead Independent Director each year after the annual general meeting for a one-year term. The Lead Independent Director coordinates the activities of the other non-employee directors, presides over meetings of the Board at which the Chairman of the Board is not present and at each executive session, facilitates the CEO evaluation process, serves as liaison between the Chairman of the Board and the independent directors, approves meeting schedules and agendas for the Board, has authority to call meetings of the independent directors, and is available for consultation and direct communication if requested by major shareholders.

Mr. Cannon has served as our Lead Independent Director since October 19, 2016 having been appointed by the Board on that date.

Board Risk Oversight

The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Board and its committees focus on the Company’s general risk management strategy and the most significant risks facing the Company and ensure that appropriate risk mitigation strategies are implemented by management. The full Board is responsible for considering strategic risks and succession planning, and the committees oversee other categories of risk including:

•	risks associated with the Company’s systems of disclosure controls and internal controls over financial reporting and risks associated with cybersecurity, foreign exchange, insurance, credit and debt;

•	risks associated with the Company’s compliance with legal, administrative and regulatory requirements; and

•	risks related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements.

Finally, as part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program and the incentives created by the compensation awards that it administers on the Company’s risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. Based on this review, the Company has concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.

Director Compensation and Share Ownership

It is the Board’s practice to maintain a fair and straightforward compensation program at the Board level, which is designed to be competitive with compensation programs from comparable companies. The Compensation Committee recommends and administers the policies that govern the level and form of director compensation, with oversight from the independent directors. In addition, the Compensation Committee believes that a substantial portion of the total director compensation package should be in the form of equity in the Company in order to better align the interests of the Company’s directors with the long-term interests of its shareholders. As such, the directors are subject to a share ownership requirement of four times the annual cash retainer paid to the directors as described in more detail later in this Proxy Statement.

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Board Composition

The Board consists of a substantial majority of independent, non-employee directors. In addition, our Corporate Governance Guidelines require that all members of the standing committees of the Board must be independent directors. The Board has the following four standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Finance Committee. The Board has determined that each member of each of these committees is “independent” as defined in the NASDAQ listing standards and that each member of the Compensation Committee and Audit Committee meet applicable NASDAQ and SEC independence standards for such committees. Committee memberships and chairs are rotated periodically and an independence analysis is conducted annually.

Board Diversity

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Corporate Governance Committee considers the skills, expertise and background of director nominees. The Nominating and Corporate Governance Committee seeks director nominees that would complement and enhance the effectiveness of the existing Board and ensure that its members are appropriately diverse and consists of members with various and relevant backgrounds, skills, knowledge, perspectives and experiences.

Board Advisors

The Board and its committees may, under their respective charters, retain their own external and independent advisors to carry out their responsibilities. For fiscal year 2017, the Compensation Committee retained FW Cook as its external and independent advisor.

Executive Sessions

The Company’s independent directors meet privately in regularly scheduled executive sessions of the Board and committees, without management present, to consider such matters as the independent directors deem appropriate. These executive sessions are typically held at each Board and committee meeting.

Board Evaluation

The Nominating and Corporate Governance Committee assists the Board in periodically evaluating its performance and the performance of the Board committees. Each committee conducts periodic self-evaluation and the Board conducts periodic peer-to-peer evaluations. The effectiveness of individual directors is considered each year when the Board nominates directors to stand for election.

Director Orientation and Education

The Company has developed an orientation program for new directors and reimburses directors for continuing education. In addition, the directors are given full access to management and other employees as a means of providing additional information.

Director Nomination Process

The Nominating and Corporate Governance Committee reviews the composition of the full Board to identify the qualifications and areas of expertise needed to further enhance the composition of the Board,

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makes recommendations to the Board concerning the appropriate size and needs of the Board and, on its own, with the assistance of other Board members or management, a search firm or others, identifies candidates with those qualifications. The Board reviews and considers the Nominating and Corporate Governance Committee’s recommendations and determines the Director Nominations. In considering candidates, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, including professional experience, understanding of business and financial issues, ability to exercise sound judgment, diversity, leadership, achievements, knowledge and experience in matters affecting business and industry. The Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials and believes that at a minimum, each nominee should satisfy the following criteria: highest character and integrity, experience and understanding of strategy, sufficient time to devote to Board matters, and no conflict of interest that would interfere with performance as a director. The Nominating and Corporate Governance Committee seeks to ensure that the Board is composed of members whose particular expertise, qualifications, attributes and skills, when taken together, allow the Board to satisfy its oversight responsibilities effectively. Shareholders may recommend candidates for consideration for Board membership by sending the recommendation to the Nominating and Corporate Governance Committee, care of the Company Secretary. Candidates recommended by shareholders are evaluated in the same manner as director candidates identified by any other means.

Term Limits and Retirement

The Board does not have a mandatory retirement age for directors and, because the Nominating and Corporate Governance Committee annually evaluates director nominees for the following year, the Board has decided not to adopt arbitrary term limits for its directors.

Director Independence

The Board, based on its review and the recommendation of the Nominating and Corporate Governance Committee, has determined that all of our current directors and Director Nominees, except Stephen J. Luczo and William D. Mosley, who are employees of the Company, are independent under the NASDAQ listing standards and the Corporate Governance Guidelines, which are consistent with the NASDAQ listing standards. When assessing director independence, the Board considers the various commercial, charitable and employment transactions and relationships known to the Board (including those identified through annual directors questionnaires) that exist between the Company and the entities with which our directors or members of their immediate families are, or have been, affiliated. The Board evaluated certain transactions that arose in the ordinary course of business between the Company and such entities and which occurred on the same terms and conditions available to other customers and suppliers. After reviewing these transactions and such other information as the Board deemed advisable, the Board determined that Messrs. Adams, Cannon, Cheng, Coleman, Geldmacher and Zander, Ms. Tilenius and Dr. Park are independent under both the Company’s Corporate Governance Guidelines and the applicable NASDAQ rules.

Director Changes

On October 19, 2016, Ms. Kristen M. Onken did not stand for re-election at the 2016 AGM. Mr. Adams was appointed as a member of our Board and of the Audit Committee effective January 19, 2017 and Mr. Mosley was appointed as a member of our Board effective July 25, 2017. The Board believes that the appointments of Messrs. Adams and Mosley enhance the overall effectiveness of the Board.

Dr. Dambisa F. Moyo and Mr. Frank J. Biondi, Jr., currently serving as members of our Board, will not stand for re-election to our Board at the conclusion of their terms at the 2017 AGM. This is not due to any disagreement with the Company’s management or Board.

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Communications with Directors

Shareholders and other interested parties wishing to communicate with the Board, the non-employee directors or any individual director (including our Lead Independent Director and any Committee Chair) may do so by sending a communication to the Board and/or a particular member of the Board, care of the Company Secretary at Seagate Technology plc, 10200 S. De Anza Boulevard, Cupertino, California 95014. Depending upon the nature of the communication and to whom it is directed, the Company Secretary will: (a) forward the communication to the appropriate director or directors; (b) forward the communication to the relevant department within the Company; or (c) attempt to handle the matter directly (for example, a communication dealing with a share ownership matter).

Code of Ethics

The Company has adopted a Code of Ethics applicable to the CEO, the CFO, and the principal accounting officer or controller or persons performing similar functions at Seagate Technology plc. The Code of Ethics is available at www.seagate.com, under “Investors - Governance.” Amendments to, or waivers of the Code of Ethics will be disclosed promptly on our website or on a current report on Form  8-K. No such waivers were requested or granted in the fiscal year 2017.

Securities Trading Policy and Other Restrictions

The Company prohibits its directors and executive officers from (i) purchasing any financial instruments designed to hedge or offset any decrease in the market value of Company securities and (ii) engaging in any form of short-term speculative trading in Company securities. Directors and executive officers are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan unless the Chief Legal Officer or the Chief Financial Officer provides pre-clearance after the director or executive officer clearly demonstrates the financial capability to repay the loan without resort to the pledged securities.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board has adopted a written policy for approval of transactions with our directors, Director Nominees, executive officers, shareholders that beneficially own more than 5% of our shares and immediate family members of such persons (each, a “Related Person”). Pursuant to the policy, if any Related Person has a direct or indirect material interest in a transaction or potential transaction in which the amount involved exceeds $120,000, he or she must promptly report it to the Chief Legal Officer of the Company or her designee. The Nominating and Corporate Governance Committee then reviews any such transactions and determines whether or not to approve or ratify them. In doing so, the Nominating and Corporate Governance Committee takes into account, among other factors it deems to be appropriate, the extent of the Related Person’s interest; whether the transaction would interfere with the Related Person’s judgment in fulfilling his or her duties to the Company; whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under similar circumstances; whether the transaction is in the interest of the Company and its shareholders; and whether the transaction would present an improper conflict of interest.

In addition, if the transaction involves a director, the Nominating and Corporate Governance Committee will consider whether such transaction would impact such director’s independence under NASDAQ rules or qualifications to serve on committees under the Company’s Corporate Governance Guidelines and applicable NASDAQ and SEC rules. The Board has delegated authority to the Chair of the Nominating and Corporate Governance Committee to review and approve or ratify transactions where the aggregate amount is expected to be less than $1 million. A summary of any new transactions approved by the Chair is provided to the full Nominating and Corporate Governance Committee for its review at the next scheduled committee meeting after such approval.

Josip Relota, Mr. Luczo’s brother-in-law, is employed as a software engineer by the Company. In connection with such employment, Mr. Relota receives a total annual cash compensation of approximately $204,186 and a retention bonus of $92,787. In addition, Mr. Relota is eligible to participate in our general employee benefit plans, including vacation and health plans. The Company’s Nominating and Corporate Governance Committee has ratified the terms of Mr. Relota’s employment and compensation.

On September 19, 2016, the Company entered into a Board Observer Rights Agreement (the “Observer Rights Agreement”) with ValueAct Capital Master Fund L.P. (“ValueAct”) which beneficially owns more than 5% of the Company’s ordinary shares as of August 11, 2017. Pursuant to the Observer Rights Agreement, ValueAct is entitled to one seat as a board observer provided that it continue to own not less than 2% of the ordinary shares of the Company. This board observer right was granted to ValueAct in connection with ValueAct’s purchase of 9.5 million ordinary shares of the Company. Under the terms of the Observer Rights Agreement, the Board retains the right to limit access to information and attendance at portions of the Board meetings at the Board’s discretion and ValueAct is required to comply with the terms of the Confidentiality Agreement with the Company, which was entered into on the same day. ValueAct was not a related party of the Company at the time the Company entered into these agreements.

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COMMITTEES OF THE BOARD

Audit Committee

Members:       Dr. Chong Sup Park, Chair

Mark W. Adams

Mei-Wei Cheng

Dr. Dambisa F. Moyo

Key Functions:

•	Review annual audited and quarterly financial statements, as well as the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” with management and the independent auditors.

•	Obtain and review periodic reports, at least annually, from management assessing the effectiveness of the Company’s internal controls and procedures for financial reporting.

•	Review the Company’s processes to assure compliance with all applicable laws, regulations and corporate policy.

•	Recommend the public accounting firm to be proposed for appointment by the shareholders as our independent auditors and review the performance of the independent auditors.

•	Review the scope of the audit and the findings and approve the fees of the independent auditors.

•	Approve in advance permitted audit and non-audit services to be performed by the independent auditors.

•	Satisfy itself as to the independence of the independent auditors and ensure receipt of their annual independence statement.

•	Oversight of the Company’s internal audit function and its independent auditors.

The Board has determined that all current members of the Audit Committee meet the applicable NASDAQ and SEC standards for membership on the Audit Committee, and that each of Dr. Park, Mr. Adams, Mr. Cheng and Dr. Moyo is an audit committee financial expert, as that term is defined by rules of the SEC.

A copy of the charter of the Audit Committee is available on our website, www.seagate.com, under the heading “Investors - Governance.”

Compensation Committee

Members:       Edward J. Zander, Chair

Frank J. Biondi, Jr.

Michael R. Cannon

Jay L. Geldmacher

Key Functions:

•	Establish executive compensation policies.

•	Review and approve the goals and objectives relevant to the compensation of the CEO, evaluate the CEO’s performance against those goals and objectives and set the CEO’s compensation level

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based on this evaluation. The Compensation Committee Chair presents all compensation decisions pertaining to the CEO to the full Board, however, all compensation decisions related to the CEO are determined by the Board’s independent directors.

•	Approve compensation of officers.

•	Review and approve executive compensation and benefit programs.

•	Administer the Company’s equity compensation plans.

•	Review and recommend significant changes in principal employee benefit programs.

•	Approve, retain and oversee Compensation Committee consultants.

The Compensation Committee may form subcommittees composed of two or more of its members for any purpose the Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as the Compensation Committee deems appropriate. In addition, the Compensation Committee may delegate to one or more officers of the Company the authority to make grants and awards of cash or equity securities to any employee who is not a Section 16 officer of the Company under the Company’s incentive-compensation or other equity-based plans, provided that such delegation is in compliance with such plan, the Company’s Articles of Association and applicable law.

For a discussion concerning the processes and procedures for determining executive and director compensation and the role of executive officers and compensation consultants in determining or recommending the amount or form of compensation, see “Compensation Discussion and Analysis” and “Compensation of Directors,” respectively.

The Board has determined that each member of the Compensation Committee meets all applicable NASDAQ and SEC standards for membership on the Compensation Committee. In addition, the Board has determined that each member of the Compensation Committee qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”).

A copy of the charter of the Compensation Committee is available on our website, www.seagate.com, under the heading “Investors - Governance.”

Nominating and Corporate Governance Committee

Members:       Michael R. Cannon, Chair

William T. Coleman

Dr. Chong Sup Park

Stephanie Tilenius

Key Functions:

•	Identify individuals qualified to become directors and recommend candidates for all directorships, and committee memberships.

•	Review the Company’s Corporate Governance Guidelines and committee charters, and make recommendations for changes.

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•	Consider questions of independence, related party transactions, and potential conflicts of interest of directors and executive officers.

•	Take a leadership role in shaping the corporate governance of the Company.

The Board has determined that each member of the Corporate Governance and Nominating Committee is “independent” as defined in the NASDAQ listing standards and the Company’s Corporate Governance Guidelines.

A copy of the charter of the Corporate Governance and Nominating Committee is available on our website, www.seagate.com, under the heading “Investors - Governance.”

Finance Committee

Members:       Frank J. Biondi, Jr., Chair

Mei-Wei Cheng

William T. Coleman

Dr. Dambisa F. Moyo

Stephanie Tilenius

Key Functions:

•	Consider the Company’s cash management plans and activities; capital structure and strategies; capital asset plan and requirements and capital expenditures; equity and/or debt financing and other financing strategies.

•	Consider the Company’s dividend policy; share repurchase programs; securities issuances; and corporate development plans.

•	Evaluate and authorize potential strategic or financial transactions in amounts up to $100 million.

•	Review potential strategic or financial transactions in excess of $100 million, and make recommendations to the Board.

The Board has determined that each member of the Finance Committee is “independent” as defined in the NASDAQ listing standards and the Company’s Corporate Governance Guidelines.

A copy of the charter of the Finance Committee is available on our website, www.seagate.com, under the heading “Investors - Governance.”

Board, Committee and Annual Meeting Attendance

The Board and its committees held the following number of meetings during the fiscal year ended June 30, 2017:

Board	6
Audit Committee	6
Compensation Committee	6
Nominating and Corporate Governance Committee	4
Finance Committee	5

Each incumbent director attended over 75% or more of the total number of meetings of the Board and the committees on which he or she served during the fiscal year 2017. The Company’s non-employee directors

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held four executive sessions without management present during the fiscal year 2017. It is the Board’s general practice to hold an executive session of the independent directors in connection with regularly scheduled Board meetings.

The Company expects all Board members to attend the 2017 AGM, but from time to time other commitments prevent all directors from attending the meeting. All of the Company’s directors who served in such capacity on October 19, 2016, attended the most recent AGM (the “2016 AGM”), which was held on October 19, 2016 in Dublin, Ireland.

COMPENSATION OF DIRECTORS

Our director compensation program is designed to compensate non-employee directors fairly for work required for a company of our size and scope and align their interests with the long-term interests of our shareholders. The program reflects our desire to attract, retain and use the expertise of highly qualified people serving on the Company’s Board. Employee-directors do not receive any additional compensation for serving as a director.

Our fiscal year 2017 director compensation program for non-employee directors consisted of the following elements:

Board or Board Committee	Membership	Retainer as of October 19, 2016
Board	Non-executive Chairperson	$150,000
	Member	$100,000
Audit Committee	Chairperson	$35,000
	Member	$15,000
Compensation Committee	Chairperson	$30,000
	Member	$10,000
Nominating and Corporate Governance Committee	Chairperson	$20,000
	Member	$10,000
Finance Committee	Chairperson	$20,000
	Member	$10,000
Lead Independent Director		$40,000
Annual Restricted Share Unit Award		$275,000

Each newly appointed or elected non-employee director (including non-employee directors re-elected at the annual general meeting) receives an initial restricted share unit award equal in number to $275,000 divided by the average closing share price for the quarter prior to the award, rounded to the nearest whole share. If the appointment occurred other than in connection with the annual election of directors at an annual general meeting, this dollar amount would be pro-rated for the year of appointment. If, prior to commencement of Board service, the new director was an officer or member of the board of directors of an entity acquired by Seagate, the Board could award a lesser number of restricted share units (“RSUs”). The grant date for each such award is the date of the director’s election or appointment. Generally, each restricted share unit award will vest on the earlier of, the one year anniversary of the grant date or the day prior to the next election of directors at an annual general meeting. All restricted share unit awards will become fully vested in the event of a “Change of Control” of Seagate (as such term is defined in the Seagate Technology plc 2012 Equity Incentive Plan (the “2012 Plan”)).

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In addition to the cash compensation and equity awards, all members of the Board are reimbursed for their reasonable out-of-pocket travel expenses incurred in attending Board related activities.

Share Ownership Requirement

To align the interests of directors with the Company’s shareholders, the Board adopted a share ownership requirement of four times the annual board cash retainer for non-executive directors. Until a director satisfies the mandatory ownership level, he or she may not sell more than that number of (i) shares that vest pursuant to any outstanding restricted share award or restricted share unit award or (ii) shares that are obtained upon the exercise of any option as is necessary, in each case, to cover the tax liability associated with the vesting or exercise of the equity award. Once attaining the minimum level of Company share ownership, a director must maintain this minimum level of Company share ownership until his or her resignation or retirement from the Board. In setting the share ownership requirement, the Board considered the input of the independent compensation consultant, the Company’s current share price and the period of time it would take a director to reach the required ownership level. Executive directors are subject to the share ownership requirements described in the Compensation Discussion and Analysis section of this Proxy Statement.

2017 Director Compensation

The compensation paid or awarded to our non-employee directors for fiscal year 2017 is summarized in the table below:

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Mark W. Adams.	51,497(2)	169,898	221,395
Frank J. Biondi, Jr.	124,011	244,757	368,768
Michael R. Cannon	153,571	244,757	398,328
Mei-Wei Cheng	119,011	244,757	363,768
William T. Coleman	114,011	244,757	358,768
Jay L. Geldmacher	104,011	244,757	348,768
Dr. Dambisa F. Moyo	119,011	244,757	363,768
Kristen M. Onken(3)	34,753	—(3)	34,753
Dr. Chong Sup Park	140,618	244,757	385,375
Stephanie Tilenius	114,011	244,757	358,768
Edward J. Zander	124,011	244,757	368,768

(1)	The amounts shown represent the aggregate grant date fair value of RSU awards granted in fiscal year 2017 for financial reporting purposes pursuant to the provisions of Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”). Such amounts do not represent amounts paid to or realized by the non-employee director. See Note 11, “Share-based Compensation” of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10 K for fiscal year 2017 regarding assumptions underlying valuation of equity awards. Additional information regarding the RSUs awarded to or held by each non-employee director on the last day of fiscal year 2017 is set forth in the table below.
(2)	The amount shown represents the pro-rated amount of fees for fiscal year 2017 paid to Mr. Adams since his appointment to the Board on January 19, 2017.
(3)	The amount shown represents the pro-rated amount of fees for fiscal year 2017 paid to Ms. Onken for her service on the Board until October 19, 2016. Ms. Onken served as a director until the 2016 AGM held on October 18, 2016, at which time she did not stand for re-election and did not receive RSUs awarded for fiscal year 2017.

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The aggregate number of unvested RSUs and outstanding options for each of our non-employee directors as of the fiscal year ended June 30, 2017 is set forth in the table below:

	Number of RSUs Granted in fiscal year 2017	Aggregate Number of RSUs	Aggregate Number of Options
Mark W. Adams	5,470(1)	5,470(1)	—
Frank J. Biondi, Jr.	8,437	8,437	—
Michael R. Cannon	8,437	8,437	—
Mei-Wei Cheng	8,437	8,437	—
William T. Coleman	8,437	8,437	—
Jay L. Geldmacher	8,437	8,437	—
Dr. Dambisa F. Moyo	8,437	8,437	—
Dr. Chong Sup Park	8,437	8,437	—
Stephanie Tilenius	8,437	8,437	—
Edward J. Zander	8,437	8,437	—

(1)	The numbers shown represent the pro-rated number of RSUs granted to Mr. Adams for fiscal year 2017 following his appointment to the Board on January 19, 2017.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires our directors and officers, and persons who beneficially own more than 10% of the Company’s ordinary shares, to file reports of ownership and reports of changes in ownership with the SEC. To the Company’s knowledge, based solely on its review of such forms received by the Company and written representations that no other reports were required, all Section 16(a) filing requirements were complied with for the fiscal year 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of August 25, 2017, the beneficial ownership of our ordinary shares for fiscal year 2017 by (i) each director and director nominee of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table below, and (iii) all directors and executive officers of the Company as a group:

Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Class Beneficially Owned(1)
Directors, Director Nominees and Executive Officers:
Stephen J. Luczo	1,776,126(2)	*
David H. Morton, Jr.	35,409(3)	*
Philip G. Brace	108,761(4)	*
William D. Mosley	302,148(5)	*
James J. Murphy	410(6)	*
Mark W. Adams	-(7)	*
Frank J. Biondi, Jr.	35,699(8)	*
Michael R. Cannon	25,157(9)	*
Mei-Wei Cheng	20,718(10)	*
William T. Coleman	18,357(11)	*
Jay L. Geldmacher	17,118(12)	*
Dr. Dambisa F. Moyo	11,753(13)	*
Dr. Chong Sup Park	37,411(14)	*
Stephanie Tilenius	14,463(15)	*
Edward J. Zander	106,058(16)	*
All Directors, Director Nominees and Executive Officers as a group (16 persons)	2,509,588(17)	*%

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The following table sets forth each shareholder which is known by us to be the beneficial owner of more than 5% of the outstanding ordinary shares of the Company as of August 25, 2017 based solely on the information filed by such shareholder on Schedule 13G under the Exchange Act:

Name and Address of Beneficial Owner	Number of Ordinary Shares Beneficially Owned		Percentage of Class Beneficially Owned(1)
Greater than five percent holders:
Clearbridge Investments, LLC	30,450,651	(18)	10.58%
620 8th Ave.
New York, NY 10018
BlackRock, Inc.	20,209,803	(19)	7.02%
55 East 52nd Street
New York, NY 10055
FMR LLC	33,346,960	(20)	11.59%
245 Summer Street
Boston, MA 02210
The Vanguard Group, Inc.	29,987,592	(21)	10.42%
100 Vanguard Blvd.
Malvern, PA 19355
ValueAct Capital Master Fund, L.P.	21,000,000	(22)	7.30%
One Letterman Drive, Building D, Fourth Floor
San Francisco, CA 94129

*	Less than 1% of Seagate’s ordinary shares outstanding.
(1)	Percentage of class beneficially owned is based on 287,832,764 ordinary shares outstanding as of August 25, 2017. Each ordinary share is entitled to one vote. Ordinary shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of June 26, 2017, RSUs and performance share units (“PSUs”) vesting within 60 days of June 26, 2017, and all restricted shares and performance shares are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, RSUs, PSUs, restricted shares and/or performance shares, but are not deemed outstanding for computing the percentage of any other person or group.
(2)	Includes 534,780 ordinary shares subject to options that are currently exercisable or which will become exercisable within 60 days of June 26, 2017, 1,214,158 ordinary shares held by the Stephen J. Luczo Revocable Trust and 27,188 shares held directly by Mr. Luczo.
(3)	Includes 25,402 ordinary shares subject to options that are currently exercisable or which will become exercisable within 60 days of June 26, 2017 and 10,007 ordinary shares held directly by Mr. Morton.
(4)	Includes 84,652 ordinary shares subject to options that are currently exercisable or which will become exercisable within 60 days of June 26, 2017 and 24,109 shares held directly by Mr. Brace. Mr. Brace will depart the Company effective October 2, 2017, and in the interim will remain with the Company in order to assist with the transition of his responsibilities.
(5)	Includes 149,183 ordinary shares subject to options that are currently exercisable or which will become exercisable within 60 days of June 26, 2017 and 152,965 ordinary shares held directly by Mr. Mosley.
(6)	Includes 410 ordinary shares of the Company held directly by Mr. Murphy.
(7)	As of August 25, 2017, Mr. Adams does not own any ordinary shares of the Company or any ordinary shares subject to options that are currently exercisable or which will become exercisable within 60 days of June 26, 2017.
(8)	Includes 11,753 ordinary shares held directly by Mr. Biondi and 23,946 ordinary shares held by the Biondi, Jr. Family Trust.
(9)	Includes 18,272 ordinary shares held directly by Mr. Cannon and 6,885 ordinary shares held by the Michael R. Cannon Trust.
(10)	Includes 20,718 ordinary shares held directly by Mr. Cheng.
(11)	Includes 18,357 ordinary shares held directly by Mr. Coleman.
(12)	Includes 17,118 ordinary shares held directly by Mr. Geldmacher.
(13)	Includes 11,753 ordinary shares held directly by Dr. Moyo.
(14)	Includes 11,753 shares held directly by Dr. Park and 25,658 ordinary shares held by the Park Family Trust.
(15)	Includes 14,463 shares held directly by Ms. Tilenius.

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(16)	Includes 11,753 ordinary shares held directly by Mr. Zander, 53,109 ordinary shares held by the Edward and Mona Zander Trust dated 4/19/1993, and 41,196 ordinary shares held by Zanadu Capital Partners, L.P.
(17)	All directors, Director Nominees and executive officers as a group, directly hold 350,619 ordinary shares, indirectly hold 1,364,952, and hold 794,017 ordinary shares subject to options that are currently exercisable or which will become exercisable within 60 days of June 26, 2017.
(18)	Based solely on information reported by Clearbridge Investments, LLC (“Clearbridge”) on the fifth amendment to Schedule 13G filed with the SEC on February 14, 2017, and reporting ownership as of December 31, 2016. Clearbridge has sole voting power over 29,615,395 ordinary shares and sole investment power over 30,450,651 ordinary shares.
(19)	Based solely on information reported by BlackRock, Inc. (“BlackRock”) on the second amendment to the Schedule 13G filed with the SEC on January 26, 2017, and reporting ownership as of December 31, 2016. BlackRock has sole voting power over 18,309,616 ordinary shares and sole dispositive power over 20,209,803 ordinary shares.
(20)	Based solely on information reported by FMR LLC (“FMR”) on the ninth amendment to Schedule 13G filed with the SEC on February 14, 2017 and reporting ownership as of December 31, 2016. FMR has sole voting power over 4,025,098 ordinary shares and sole investment power over 33,346,960 ordinary shares.
(21)	Based solely on information reported by The Vanguard Group, Inc. (“Vanguard”) on the fifth amendment to Schedule 13G filed with the SEC on February 13, 2017, and reporting ownership as of December 31, 2016. Vanguard has sole voting power over 402,336 ordinary shares, shared voting power over 52,485 ordinary shares, sole investment power over 29,540,530 ordinary shares and shared dispositive power over 447,062 ordinary shares.
(22)	Based solely on information reported by ValueAct Capital Master Fund, L.P. (“ValueAct”) on Schedule 13D filed with the SEC on August 11, 2017, and reporting ownership as July 31, 2017. ValueAct has shared voting and dispositive power over all 21,000,000 ordinary shares that it beneficially owns.

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COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

2017 Executive Compensation Highlights

The key executive compensation decisions for fiscal year 2017 were as follows:

•	Emphasize Pay-for-Performance Alignment: Our general philosophy and structure of the Company’s executive compensation programs emphasize strong alignment between executive pay and corporate financial performance, as evidenced with more than 95% of the votes cast for the approval of the “Say-on-Pay” proposal at our 2016 annual general meeting of shareholders;

•	Drive Consistency between Compensation Payouts and Company Performance: There were no base salary increases for our named executive officers (“NEOs”) in fiscal year 2017 except for the increase in base salary for Mr. Mosley in connection with his promotion to President and COO;

•	Deliver Majority of Total Compensation Through Performance-Based Compensation: Fiscal year bonus funding at 107.4% of target as a result of the Company’s financial performance; and

•	Align Executive Compensation with Shareholder Interests: Long-term equity incentives delivered in the form of options and performance-based equity awards to emphasize long-term strategic incentives for our NEOs that promote alignment with shareholder interests. In fiscal year 2017, Mr. Luczo did not receive any equity awards, but all other NEOs received an award as part of our general pay practice.

Fiscal Year 2017 Company Highlights

Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report for a more detailed description of our fiscal year 2017 financial results.

Highlights of the Company’s fiscal year 2017 financial performance include:

•	Exabytes, Revenue and Gross Margin: We shipped 263 exabytes averaging 1.8TB capacity per drive, generating revenue of approximately $10.8 billion and gross margins of 29% of revenue.

•	Share Repurchases: We repurchased approximately 12 million of our ordinary shares during the year for approximately $460 million.

•	Dividends Paid: We paid $561 million in dividends during the year.

The following table presents certain key financial metrics for the past three fiscal years:

(in millions except EPS and exabytes)	Fiscal 2017	Fiscal 2016	Fiscal 2015
Exabytes shipped	263	233	228
Revenues	$10,771	$11,160	$13,739
Gross margin	$3,174	$2,615	$3,809
Income from operations	$1,054	$445	$2,058
Net income	$772	$248	$1,742
Diluted earnings per share	$2.58	$0.82	$5.26

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Executive Compensation Practices for Fiscal Year 2017

Our executive compensation program is heavily weighted towards compensating our executives based on company performance. We have implemented executive compensation policies and practices that reinforce our pay-for-performance philosophy and align with commonly viewed best practices and sound governance principles. The following chart summarizes our policies and practices:

What We Do

✓	Performance-based equity incentives

✓	Caps on performance-based cash and equity incentive compensation for our NEOs

✓	Balance of financial and operating performance metrics in cash incentives and equity incentive plans

✓	Significant portion of executive compensation at risk based on corporate performance

✓	Clawback on incentive compensation

✓	Annual review and approval of our compensation strategy

✓	Prohibition on short sales, hedging of share ownership positions and transactions involving derivatives of our ordinary shares

✓	Meaningful share ownership guidelines for executive officers and directors

✓	100% independent directors on our Compensation Committee

✓	Independent compensation consultant engaged by our Compensation Committee

✓	Annual risk assessment of our compensation programs and practices

What We Don’t Do

c	No “single trigger” change of control benefits

c	No employment agreements, guaranteed salary increases or guaranteed bonus payments for our executives in fiscal year 2017

c	No defined benefit pension plan or supplemental executive pension plan

c	No excise tax reimbursements or tax “gross-ups” in connection with a change in control

c	No post-termination retirement or pension-type non-cash benefits or perquisites for our executives

c	No re-pricing of options without shareholder approval

c	No dividend equivalents on unvested RSUs and PSUs

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Named Executive Officers

The NEOs for fiscal year 2017 are:

Name	Job Title
Stephen J. Luczo(1)	Chairman and Chief Executive Officer
David H. Morton, Jr.	Executive Vice President and Chief Financial Officer
Philip G. Brace(2)	President, Cloud Systems and Silicon Group
William D. Mosley(3)	President and Chief Operating Officer
James J. Murphy	Executive Vice President, Worldwide Sales and Marketing

(1)	Mr. Luczo will step down as the Company’s CEO and transition to the role of Executive Chairman effective October 1, 2017 and will continue serving as the Chairman of the Board until the 2017 AGM.
(2)	Mr. Brace will depart the Company effective October 2, 2017, and in the interim will remain with the Company in order to assist with the transition of his responsibilities.
(3)	Mr. Mosley will transition to the role of CEO beginning October 1, 2017. Mr. Mosley was also appointed to the Board effective July 25, 2017.

Our Executive Compensation Strategy

Our executive compensation strategy is designed to drive high performance, strengthen our market position, and increase shareholder value. The goals of our executive compensation programs are to:

•	attract and retain talented leaders through competitive pay programs;

•	motivate executive officers to achieve and exceed business objectives as approved by the Board;

•	align executive officer and shareholder interests to optimize long-term shareholder return with acceptable risk; and

•	manage total compensation costs in support of our financial performance.

Our Executive Compensation Programs

Compensation Element	Designed to Reward	Relationship to Compensation Strategy
Base Salary	Related job experience, knowledge of the Company and our industry, and continued dedicated employment with sustained performance	Attract and retain talented executive officers through competitive pay programs

Annual Incentive Executive Officer Performance Bonus Plan	Achievement of the Company’s annual financial and operational goals and attainment of management-based objectives for Presidents	Motivate executive officers to achieve and exceed annual business objectives Manage total compensation costs in support of financial performance

Long-Term Equity Incentives Equity Awards	Increased shareholder value through achievement of long-term strategic goals such as earnings per share, return on invested capital and total shareholder return relative to peers	Align executive officers and shareholder interests to optimize shareholder return Motivate executive officers to achieve and exceed long-term business objectives

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Role of Our Compensation Committee

The Compensation Committee is responsible to our Board for overseeing the design, development and administration of our compensation and benefits policies and programs. The Compensation Committee, which consists of four independent directors, is responsible for the review and approval of all aspects of our executive compensation programs and approval of all compensation recommendations for our executive officers, including:

•	review and approval of corporate incentive goals and objectives relevant to compensation;

•	evaluation of executive performance results in light of such goals and objectives;

•	evaluation of the competitiveness of each executive officer’s total compensation package; and

•	approval of any changes to our officers’ total compensation packages, including base salary, annual and long-term incentive award opportunities, share ownership guidelines and retention programs.

The Compensation Committee recommends to the independent directors of the Board the compensation, compensation plans and equity grants specific to our CEO, and the independent directors of the Board determine the overall compensation package of our CEO. Our CEO does not participate in the determination of his own compensation. The Compensation Committee is supported in its work by our Senior Vice President of Human Resources, her staff, and an executive compensation consultant, as described below.

Role of the Compensation Consultant

The Compensation Committee retained FW Cook as its own independent consultant, for advice and counsel throughout fiscal year 2017 to provide an external review of compensation proposals and to help align our compensation decisions to our executive compensation strategy. FW Cook’s consulting during fiscal year 2017 included oversight on the risk assessment of compensation programs directed by the Compensation Committee, as well as consultation in support of the Compensation Committee’s decisions regarding compensation programs involving NEOs, including salary changes, determination of equity awards, annual incentive plan design, and annual review of our severance plan and share ownership guidelines. FW Cook also developed recommendations to the Compensation Committee for the compensation of our CEO.

FW Cook also provided advice to the Compensation Committee regarding non-employee director compensation. FW Cook is not permitted to provide services to the Company’s management except as directed by the Compensation Committee, and did not provide any such services in fiscal year 2017. The Compensation Committee retains sole authority to hire the compensation consultant, approve its compensation, determine the nature and scope of its services, evaluate its performance and terminate its engagement.

In connection with its engagement of FW Cook, the Compensation Committee considered various factors in determining FW Cook’s independence including, but not limited to, the amount of fees received by FW Cook from Seagate as a percentage of FW Cook’s total revenue, FW Cook’s policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact FW Cook’s independence. After reviewing these and other factors, the Compensation Committee determined that FW Cook was independent and that its engagement did not present any conflicts of interest pursuant to the rules of the Securities and Exchange Commission and the listing rules of NASDAQ.

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Role of our CEO and Management in the Decision-Making Process

Within the framework of the compensation programs approved by the Compensation Committee and based on management’s review of market competitive practices, each year our CEO, Mr. Luczo, recommends the amount of base salary increase (if any), the amount of the annual incentive bonus opportunity and the long-term incentive award value for our executive officers, including the NEOs. These recommendations are based upon his assessment of each executive officer’s performance, as well as the Company’s performance as a whole, and individual retention considerations. The Compensation Committee reviews Mr. Luczo’s recommendations and approves our executive officers’ compensation, including any changes to such compensation, as it determines in its sole discretion. Mr. Luczo does not play any role with respect to any matter affecting his own compensation.

Our Senior Vice President of Human Resources, along with members of her staff, assists the Compensation Committee in its review of our executive compensation plans and programs, including providing market data on competitive pay practices, program design and changes in the corporate governance landscape concerning executive compensation matters.

Prior Year’s Shareholder Advisory Vote

At the 2016 AGM, the Company’s shareholders overwhelmingly approved the advisory proposal regarding the compensation of the Company’s NEOs with more than 95% of the votes cast in favor of our executive compensation programs (excluding abstentions). The Board appreciates the shareholders’ continued support of the Company’s compensation philosophy and objectives, which reaffirms to the Board the appropriateness and effectiveness of the Company’s executive compensation programs, including continued emphasis on programs that reward our executive officers for generating sustainable profitability and delivering long-term value for our shareholders. No significant changes were made to the Company’s executive compensation strategy in fiscal year 2017. The Board and the Compensation Committee will continue to consider the results of the Company’s shareholder advisory votes when making future compensation decisions for the NEOs. The shareholder advisory vote occurs on an annual basis.

Executive Market Comparison Peer Group

The Compensation Committee reviews NEO assignments and establishes ranges for each element of executive pay after reviewing similar information for a defined group of companies (the “NEO Peer Group”) that compete for comparable executive talent. The Compensation Committee relies on analyses of disclosures and published surveys of compensation among the NEO Peer Group companies when considering compensation for executive officers in similar roles.

As part of our annual review cycle, the Compensation Committee reviewed the NEO Peer Group and did not make changes to the selection criteria for fiscal year 2017. NEO Peer Group companies were selected based on a similar industry classification (as defined by Global Industry Classification Standard (“GICS”) 4520 Technology Hardware and Equipment or 4530 Semiconductors and Semiconductor Equipment, excluding companies that are not subject to U.S. securities reporting requirements and wholesale distributors), having a minimum market value of at least $3 billion and between $4-$35 billion in trailing twelve-month sales.

The Compensation Committee monitors a “watch list” of companies to support year-over-year consistency among companies in the NEO Peer Group. Companies identified as part of the “watch list” will only be added to the NEO Peer Group after meeting sales and market value criteria for two consecutive years and once added to the NEO Peer Group will only be removed after failing to meet sales and market value criteria for two consecutive years, provided they meet at least 75% of the criteria minimum value.

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For fiscal year 2017, the NEO Peer Group included the following companies:

Peer Group for Fiscal Year 2017 (1)

	Sales
Company Name	TTM ($M)	FYE ($M)	Market Value ($M)

Amphenol Corp.	$5,565	$5,346	$16,762

Applied Materials Inc.	$9,659	$9,659	$20,134

ARRIS Group	$4,960	$5,323	$4,143

Corning Inc.	$9,284	$9,715	$22,004

EMC Corp.(2)	$24,738	$24,440	$50,860

Flextronics International Ltd.	$24,860	$26,148	$6,336

Harris Corp.	$5,739	$5,083	$9,783

Jabil Circuit Inc.	$17,899	$17,899	$4,349

Juniper Networks Inc.	$4,640	$4,627	$12,067

Lam Research Corp.	$5,707	$5,259	$12,140

Micron Technology Inc.	$16,192	$16,192	$17,206

Motorola Solutions Inc.	$5,837	$5,881	$12,365

NCR Corp.	$6,461	$6,591	$4,519

NetApp Inc.	$5,871	$6,123	$10,027

NVIDIA Corp.	$4,860	$4,682	$15,291

QUALCOMM Inc.	$25,281	$25,281	$93,361

TE Connectivity Ltd.	$12,233	$12,233	$25,930

Texas Instruments Inc.	$13,080	$13,045	$58,217

Western Digital Corp.	$13,989	$14,572	$15,479

Peer Group Median	$9,284	$9,659	$15,291

Peer Group Average	$11,413	$11,479	$21,630

Seagate Technology plc	$12,878	$13,739	$11,381

(1)	The following table is based on information available as of October 31, 2015.

(2)	Acquired by Dell, Inc. in September 2016

ARRIS Group and Lam Research Corporation were added to the NEO Peer Group from the watch list upon meeting the NEO Peer Group selection criteria for two years. Broadcom Limited was placed on the watch

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list as a potential company to be added to the NEO Peer Group for fiscal year 2018 if the company continues to meet the applicable sales and market value criteria.

How We Determine Individual Compensation Amounts

  Current Named Executive Officers

As discussed above in greater detail under the heading “Role of our CEO and Management in the Decision-Making Process,” Mr. Luczo and the Senior Vice President of Human Resources, along with members of her staff, review with the Compensation Committee all compensation elements for our NEOs at least annually, and the Compensation Committee determines the value of each compensation element as described below. The proportion of each pay element value (i.e., the compensation mix) relative to total compensation varies by individual, although for all NEOs the largest portion of pay is performance based and is variable and contingent on our financial performance. Variations in the compensation mix among NEOs reflect differences in scope of responsibility as well as NEO Peer Group market data. The mix of total annual target compensation for Mr. Luczo was 10% annual base salary, 14% target annual incentive and 76% target long-term incentives, and the average mix of total annual target compensation for Messrs. Brace, Morton, Mosley and Murphy was 14% annual base salary, 16% target annual incentives and 70% target long-term equity incentives.

For fiscal year 2017, Mr. Luczo’s total annual actual compensation was lower than the other NEOs’ total annual actual compensation, reflecting the fact that he did not receive an equity award in fiscal year 2017. As a result, for fiscal year 2017, the mix of total annual actual compensation for Mr. Luczo was 38% annual base salary and 62% annual incentive, and the average mix of total annual actual compensation for Messrs. Brace, Morton, Mosley and Murphy was 8% annual base salary, 10% annual incentives and 82% long-term equity incentives.

Total Annual Target Compensation Mix

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

We do not benchmark the total annual compensation of our executive officers to a specific market percentile, although the total annual target compensation (including base salary, target annual incentive and target long-term incentives) for the NEOs generally falls near the median for similar positions within the NEO Peer Group. We believe the total executive pay opportunity is appropriate to attract and retain top leadership talent in a competitive labor market in our industry segment, particularly given our size relative to the NEO Peer Group and in light of the uncertainty of the actual amount of pay that each NEO can earn given the volatility of our business. Due to our emphasis on performance-based pay, the amounts actually received by our NEOs are heavily dependent on the Company’s financial performance.

While we consider the pay practices of our NEO Peer Group companies in determining target compensation for our executive officers, we did not compare our performance with the performance of the NEO Peer Group companies when evaluating salary levels or determining the size of particular incentive awards. The target amounts and compensation mix vary for each NEO on the basis of various factors, none of which is specifically weighted, including the importance of the position to our organization, overall retention value, internal pay equity, and projected future value of the total compensation package.

Base Salary

Base salaries are the fixed annual cash amounts paid to our NEOs on a biweekly basis. In reviewing and determining base salaries, the Compensation Committee considers:

•	competitive market levels for comparable positions in the NEO Peer Group;

•	related experience;

•	expected future contributions;

•	overall ability to influence our financial performance and the strategic impact of the role; and

•	the ease or difficulty of replacing the incumbent.

The strategic positioning for our NEOs’ base salaries is based on a broad range of factors, which include the competitive marketplace, the role of the NEO, skills and performance. Salaries are reviewed annually and may be revised to reflect significant changes in the scope of an NEO’s responsibilities and/or market conditions. Our goal is to be competitive with respect to base salary while distinguishing ourselves from the NEO Peer Group by providing a greater emphasis on compensating our executive officers through the use of performance-based incentives that are consistent with our strategy of motivating executive officers to achieve and exceed annual and multi-year business objectives.

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During fiscal year 2017, Mr. Mosley’s base salary increased from $600,018 to $800,010 to recognize his appointment as President and COO on July  25, 2016. The base salaries of the other NEOs did not change during fiscal year 2017.

Annual Bonus Plan

  Executive Officer Performance Bonus

All NEOs participate in our shareholder-approved Executive Officer Performance Bonus Plan (“EOPB”), which is designed to promote achievement of our annual financial and operational goals as approved by the Compensation Committee. The general target bonus for each NEO is based on the competitive marketplace and the NEO’s role, as well as taking internal pay equity into consideration. Actual payments under the EOPB may be above or below this level, based on performance results. Individual awards paid to each NEO following the end of the performance period are determined by the Compensation Committee after certifying our financial and operational performance. The Compensation Committee, together with the other independent directors of the Board, determine the material terms of Mr. Luczo’s bonus opportunity under the EOPB, including the amount of Mr. Luczo’s target bonus opportunity, and the payout level based on performance results.

On July 25 2016, the Compensation Committee approved the performance metrics and funding targets to be used for calculating annual bonus awards for each executive officer for fiscal year 2017 under the EOPB. Funding of the EOPB for fiscal year 2017 was determined based on the Company’s performance with respect to the following metrics:

•	revenue;

•	operating margin (defined as adjusted earnings before interest, taxes and bonus, divided by revenue); and

•	an independent quality metric, referred to as Reliability Quality Competitiveness Best in Class (“RQC BiC”), which is a measure of how our key customers view Seagate’s product quality compared with the product quality of our competitors.

While we track many operational and strategic performance goals throughout the year, operating margin and revenue together are considered a key measure of our success in achieving profitable growth and were selected for fiscal year 2017 to continue to align payouts under the EOPB with the Company’s profitability year-over-year. Adjustments to earnings for purposes of determining the operating margin excluded the impact of non-operating activities and material, unusual or nonrecurring gains and losses, accounting charges or other extraordinary events which were not budgeted and/or foreseen at the time the performance targets were established, and included estimated interest expenses, taxes and variable cash compensation. The adjustments are reviewed and approved by the Compensation Committee. RQC BiC was retained as a modifier to the overall bonus funding calculation for fiscal year 2017, because quality is considered a critical part of our overall business performance.

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2017 NOTICE OF MEETING AND PROXY STATEMENT

The combination of the three performance metrics noted above was used to determine the applicable percentage of our annual revenue that would be allocated to the overall bonus pool to be used for the payment of bonuses to all eligible employees, including to our executive officers under the EOPB. For purposes of illustration, the range of overall bonus funding as a percentage of target for fiscal year 2017, assuming annual revenues of $11 billion and the achievement of the minimum level of RQC BiC of 80%, would be as indicated below for the achievement of operating margin at the threshold, target and maximum levels for fiscal year 2017:

Performance Level	Operating Margin		Funding as % of Target
Threshold	12.6	%	50	%
Target	14.9	%	100	%
Maximum	20.0	%	200	%

Actual funding is determined based on the adjusted operating margin, the level of revenues and RQC BiC actually achieved during fiscal year 2017. Once the Company achieves or exceeds the threshold operating margin, the combination of actual operating margin and revenue determines preliminary funding. This amount is then reduced by 1.25% for each of our five key markets each quarter that do not achieve the minimum RQC BiC performance requirement, with up to 25% of the funding subject to quality performance.

The funded amount, once approved by the Compensation Committee, is allocated among eligible participants. Funding for individual bonuses paid to our NEOs is based upon each executive officer’s target bonus expressed as a percentage of base salary. For fiscal year 2017, Mr. Luczo had a target bonus equal to 150% of his annual base salary (reflecting that a larger portion of his total annual target cash compensation is subject to performance conditions than is the case for the other NEOs) and based on their role in the Company, the other NEOs had a target bonus ranging from 100% to 125% of their individual annual base salaries. The Compensation Committee, with respect to all NEOs except our CEO, the independent directors of the Board and with respect to our CEO, retain the discretion to reduce the amount of the bonus payout based on their overall assessment of the Company’s performance generally, including factors such as revenue, profitability, product quality, cost containment and expense management, market share, strategic objectives and legal and regulatory compliance.

Based on our actual performance for fiscal year 2017, funding was set at 107.4% of target, on the basis of our adjusted operating margin of 15.8%, revenues of approximately $10.8 billion and an RQC BiC modifier of 96.3%. Based on the funded amount, the Compensation Committee determined to award the following bonuses for fiscal year 2017:

Named Executive Officer	Annual Salary		Target Bonus Percentage	FY2017 EOPB Funding	FY2017 EOPB Payment

Stephen J. Luczo	$	1,200,056	150%	107.4%	$1,933,290

David H. Morton, Jr.	$	525,013	100%	107.4%	$563,864

Philip G. Brace(1)	$	600,018	100%	107.4%	$644,419

William D. Mosley	$	800,010	100%	107.4%	$859,210

James J. Murphy(2)	$	575,016	100%	107.4%	$388,525

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(1)	Mr. Brace will depart the Company effective October 2, 2017, and in the interim will remain with the Company in order to assist with the transition of his responsibilities.
(2)	Mr. Murphy’s EOPB payment is based on his employment with the Company for only a portion of the fiscal year 2017.

Management-Based Objectives Component of EOPB for Presidents

As part of our strategic performance-based cash incentive program, in fiscal year 2017, the Compensation Committee approved a cash bonus opportunity for each of our Presidents, Messrs. Mosley and Brace, to earn up to 25% of each executive’s annual base salary based on achievement of key operational goals (the “MBO Bonus”). The payout was based on the level of funding of the EOPB for the Company’s fiscal year 2017, up to target, as well as the CEO’s assessment of achievement of individual goals tied to strategic objectives for each President’s organization during the fiscal year 2017 as follows:

•	Mr. Mosley’s goals consisted of (1) driving technology initiatives, weighted at 33%, (2) improving operational efficiencies, weighted at 33%, and (3) customer advocacy, weighted at 33%. At the end of fiscal year 2017, it was determined that Mr. Mosley achieved 50%, 66% and 50% against each of these goals, respectively, for a weighted average of 55.33% of the target; and
•	Mr. Brace’s goals consisted of (1) driving development and business initiatives, weighted at 50%, and (2) driving strategic initiatives, weighted at 50%. At the end of fiscal year 2017, it was determined that Mr. Brace achieved 60% and 30% against each of these goals, respectively, for a weighted average of 45% of the target.

In each case, we did not specify a quantitative target that must be achieved, but we considered the goals aggressive yet attainable within the fiscal year.

Based on the achievement of the applicable goals and considering the CEO’s assessment of the achievement, the Compensation Committee awarded the following MBO Bonuses for fiscal year 2017: Mr. Mosley, $110,661; and Mr. Brace, $67,502.

Long-Term Equity Incentives

In fiscal year 2017, the Compensation Committee awarded equity awards to the NEOs under the terms of the 2012 Plan. The 2012 Plan is designed to:

•	focus executive officers on achieving longer-term business performance goals;
•	provide significant reward potential for outstanding cumulative performance by the Company;
•	enhance the Company’s ability to attract and retain highly talented executive officers; and
•	provide the Company’s management team with an opportunity for greater equity ownership and related incentives to increase shareholder return.

Our NEOs’ awards are based on the economic value of comparable awards to executive officers in the Company’s Peer Group, the NEO’s role, individual performance and potential future contributions. Our equity award guidelines and mix of the type of awards granted are based on an analysis of the unvested equity held by an NEO, the practices of NEO Peer Group companies in awarding equity for similar positions (including equity mix and award values), potential impact on earnings, and the pool of available shares. In determining the award for each NEO, the Compensation Committee also considers the Company’s goals for retaining the NEO for the long term and the following factors related to each NEO including:

•	potential future contributions to the Company’s overall success;
•	past equity award history; and
•	potential future value (holding power) of unvested equity.

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2017 NOTICE OF MEETING AND PROXY STATEMENT

NEOs are generally awarded equity on an annual basis, typically in mid-September, as part of our annual award cycle and these equity awards generally consist of a mix of time-vesting options, Threshold Performance Share Units and Performance Share Units (each as defined and described more fully below), reflecting a strong emphasis on pay-for-performance and the alignment of interests between our NEOs and our shareholders.

Except for Mr. Luczo, who did not receive an equity grant for fiscal year 2017, and Mr. Murphy, the equity grants made to each of our NEOs for fiscal year 2017 are comprised of 20% options, 30% Threshold Performance Share Units, and 50% Performance Share Units, reflecting the Compensation Committee’s review and assessment of market practices at NEO Peer Group companies, as well as its determination that a mix of options and full-value equity awards would provide an appropriate blend of incentives to sustain and improve the Company’s financial performance and shareholder value. As part of Mr. Murphy’s new hire package, he received a mix of 50% Threshold Performance Share Units and 50% options.

Options

Options generally vest over four years and have a seven-year term. Options are awarded with an exercise price equal to the fair market value of the Company’s ordinary shares on the grant date. Fair market value is defined as the closing price of the Company’s ordinary shares on NASDAQ on the grant date. The grant date and vesting schedule for options granted to our NEOs are generally the same as for other employees receiving options during the annual award process, but may be different in the case of a new hire or change in employment position.

Share Awards

  Restricted Share Units

RSUs generally vest in equal annual installments over four years, contingent on continued service. Due to the strong emphasis on pay-for-performance, our CEO, presidents and executive vice presidents are not eligible to receive RSUs. We believe that long-term equity awards made to our executives at these levels should consist only of options and performance-vesting shares or units to align with our emphasis on pay-for-performance.

  Threshold Performance Share Units

Threshold Performance Share Units (“TPSUs”) are equity awards with a maximum seven-year vesting period, contingent on continued service and the achievement of specified performance goals. Each TPSU represents the right to receive one of our ordinary shares.

For each tranche of a TPSU award that is eligible to vest on a vesting date, vesting is contingent on the Company achieving a threshold adjusted earnings per share (“AEPS”) goal of $1.00 for the fiscal year prior to the fiscal year in which the vesting date occurs. If the threshold goal is not achieved, vesting of that tranche is delayed to the next scheduled vesting date for which the AEPS goal is achieved. Unvested awards from prior years may vest cumulatively on the scheduled vesting date for a future year within the seven-year vesting period if the annual AEPS threshold for that year is achieved. For example, if AEPS performance prior to the first vesting date is below threshold, then vesting will be delayed. If the AEPS threshold is achieved prior to the second vesting opportunity, then 50% of the award will vest (25% from the first vesting date and 25% from the second vesting date due to the cumulative feature of the award). TPSU awards may become fully vested as early as four years from the grant date and, as noted above, remain eligible to vest for up to seven years

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following the grant date. If the AEPS threshold level has not been met by the end of the seven-year period, any unvested TPSUs will be forfeited. Vesting for these awards is uncertain yet considered likely due to the cumulative vesting feature. For market comparison purposes, we compare the value of TPSU awards for our NEOs with time-based restricted shares or RSUs awarded by other companies in the NEO Peer Group. For purposes of the TPSU awards, AEPS is based on diluted earnings per share, calculated in accordance with U.S. GAAP, excluding the impact of non-operating activities and material, unusual or nonrecurring gains and losses, accounting charges or other extraordinary events which were not foreseen at the time the performance target was established, and includes estimated interest expenses, taxes and variable compensation. Under the terms of the TPSU award agreement, no dividend equivalent payment will be made on any of the ordinary shares underlying the TPSUs.

Our AEPS performance for fiscal year 2017 was above the $1.00 AEPS threshold; therefore, an additional 25% of each of the outstanding TPSU awards will vest on their next scheduled vesting date following the end of fiscal year 2017.

Performance Share Units

Performance share units (“PSUs”) are performance-based RSUs that vest after the end of a three-year performance period, subject to continued employment and the achievement of annual return on invested capital (“ROIC”) over the performance period, modified by a factor based on the Company’s relative total shareholder return (“TSR”) percentile compared with a selected peer group, defined below. ROIC was selected as a key metric because of its ability to measure the efficiency of our use of capital and delivery of earnings above investment, considered a critical factor in the Company’s long-term success. In addition, the relative TSR metric rewards financial performance as measured by the change in our share price and the dividends declared during the performance period relative to the performance of the select group of peers (as described below). Payout of the targeted number of PSUs will occur if target ROIC is attained over the three-year measurement period and relative TSR is at least at the median of the selected peer group. The final ROIC metric is calculated as the average annual ROIC over the prior three fiscal years. Annual ROIC is calculated as (i) adjusted operating income multiplied by 1 minus the average tax rate, divided by (ii) (x) net plant, property and equipment plus total current assets minus cash, minus (y) total current liabilities. Adjustments to operating income exclude the impact of non-operating activities and material, unusual or nonrecurring gains and losses, accounting charges or other extraordinary events which were not foreseen at the time the performance target was established. For fiscal year 2017, the relative TSR modifier is interpolated between 25th to 75th percentiles.

Each PSU represents the right to receive one of our ordinary shares. The Compensation Committee will determine the number of PSUs that will vest at the end of the three-year performance period according to a pre-established vesting matrix. For awards granted in fiscal year 2017, assuming the minimum performance threshold is achieved, the actual number of ordinary shares that may vest ranges from 38% of the target number of PSUs (for an ROIC of approximately 56% of target and relative TSR below the selected peer group median) to 200% of the target number of PSUs (for an ROIC in excess of approximately 139% of target and relative TSR equal to or above the 75th percentile of the selected peer group). The specific ROIC target values for the PSUs are not publicly disclosed at the time of grant due to the proprietary nature and competitive sensitivity of the information. Under the terms of the PSU award agreement, no dividend equivalent payments will be made on any of the ordinary shares underlying the PSUs.

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The selected peer group for PSUs awarded in September 2016 included a broader range of companies than the NEO Peer Group to allow for comparison of our performance against a wider range of technology companies than the companies with whom we frequently compete for executive talent. The selected peer group for purposes of measuring our relative TSR performance consisted of the 25 companies listed in the table below, meeting the following criteria:

•	Similar industry classification (defined as companies in GICS, 4520 Technology Hardware and Equipment or 4530 Semiconductors and Semiconductor Equipment), excluding companies that are not subject to U.S. securities reporting requirements and wholesale distributors; and
•	Trailing twelve-month sales of at least $4 billion.

PSU Peer Group

Advanced Micro Devices, Inc.	Juniper Networks, Inc.
Amphenol Corp.	Lam Research Corp.
Apple Inc.	Micron Technology Inc.
Applied Materials Inc.	Motorola Solutions Inc.
ARRIS International plc	NCR Corp.
Cisco Systems, Inc.	NetApp, Inc.
Corning Inc.	NVIDIA Corp.
Flextronics International Ltd.	QUALCOMM Inc.
Harris Corp.	Sanmina Corp.
Hewlett Packard Enterprise Co.	TE Connectivity Ltd
HP Inc.	Texas Instruments Inc.
Intel Corp.	Western Digital Corp.
Jabil Circuit Inc.

In fiscal year 2014, we granted PSUs to Messrs. Morton and Mosley that were eligible to vest after the end of a three-year performance period ending on July 1, 2016, subject to continued employment and the achievement of target ROIC over the performance period, modified by a factor based on our TSR percentile compared with a selected peer group. On September 26, 2016, the Compensation Committee certified the level of achievement of the financial performance metrics for the three-year period, such that the PSUs vested at 98% of target based on a three-year average annual ROIC of 54%, and relative TSR at the 18th percentile over the three-year period. As a result, the following numbers of ordinary shares were issued to the executive officers:

Named Executive Officer	Target PSUs	FY2014 PSUs Earned
David H. Morton, Jr.	2,160	2,117
William D. Mosley	50,000	49,000

As the certification of our financial performance with respect to the PSUs granted in fiscal year 2015, which have a three-year performance period ending on June 30, 2017, could not be completed in advance of the filing date of this Proxy Statement, the vesting of these awards (if any) will be disclosed on Form 8-K within four business days following written certification by the Compensation Committee.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Share Ownership Guidelines

We established share ownership guidelines to ensure that our NEOs hold a meaningful equity stake in the Company and, by doing so, to link their interests with those of our shareholders. Shares directly or indirectly owned (for example, through a trust), along with unvested RSUs that do not have a performance requirement, are included in the calculation of ordinary shares owned for purposes of the ownership guidelines, but time-based and performance-based options and unvested performance-based awards are not counted until they are exercised or vested, as applicable. NEOs are expected to meet the ownership requirements within five years of becoming subject to the guidelines. NEOs are measured against the applicable guideline on the last day of each fiscal year, and the results are reported to the Compensation Committee.

Our NEOs will be required to own shares in an amount equal to an applicable target value based on a multiple of annual salary. Our NEOs were required to meet the guidelines by July 1, 2016, with the exception of Messrs. Morton, Brace, and Murphy who are required to meet the guidelines by October 21, 2020, April 30, 2020 and November 14, 2021, respectively. The share ownership guidelines are as follows:

Role	Ownership Guideline– Multiple of Salary
CEO	6x
Presidents	4x
Executive Vice Presidents	3x

All of the NEOs have met or are on track to meet ownership guidelines by the applicable deadline.

  Benefits and Perquisites

Our NEOs are eligible to participate in a broad range of benefits in the same manner as non-executive employees. Seagate does not offer separate benefits for executive officers, other than vacation and severance benefits (see “Severance and Change in Control Benefits,” below).

We do not generally provide perquisites to our NEOs except that we provide the use of our corporate aircraft to our NEOs which may be used for travel with a personal element, provided they fully reimburse us for the aggregate incremental cost of any such usage. We do however consider the value of perquisites, to the extent provided at the NEO Peer Group companies, in assessing the competitiveness of our total compensation package for our NEOs. Until January 1, 2017, Mr. Luczo participated in a group replacement life insurance plan (“GRIP”) that was closed to new participants as of January 2002. Effective January 1, 2017, the GRIP plan was discontinued and Mr. Luczo was enrolled in the Seagate Basic Life plan, which is available to all eligible employees, with a benefit amount of 2x annual salary up to $1,000,000. Mr. Luczo was given the option of transitioning his GRIP coverage to an individual plan at his expense, or canceling it.

  Nonqualified Deferred Compensation Plan

The 2015 Seagate Deferred Compensation Plan (the “SDCP”) effective January 1, 2015 allows our NEOs (and other eligible employees) whose annual base pay salary is $165,000 or more, or whose target commissions and annual base salary in the aggregate is $165,000 or more to defer on a pre-tax basis (i) up to 70% of their base salary, (ii) up to 70% of commissions, and (iii) up to 100% of their annual performance-based cash bonus. Deferrals and notional earnings related to those deferrals are reflected on the Company’s books as an unfunded obligation of the Company. We do not make any contributions to the SDCP, and notional earnings on deferrals

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are based on the performance of investment funds selected by each participant from a menu of investment options offered pursuant to the SDCP. Deferral amounts, earnings and year-end balances for our NEOs are set forth in the table below titled “Fiscal Year 2017 Nonqualified Deferred Compensation.” The SDCP is a successor plan to the Seagate Deferred Compensation Plan, as amended, which became frozen with respect to all deferrals made thereunder on or prior to December 31, 2015.

Severance and Change in Control Benefits

We provide severance benefits to assist in aligning NEO and shareholder interests during the evaluation of an ownership change, to remain competitive in attracting and retaining NEOs and to support organizational changes necessary to achieve our business strategy. The purpose of the Fifth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan (the “Severance Plan”) is to:

(1)	provide for the payment of severance benefits to our NEOs in the event their employment with the Company or any applicable subsidiary is involuntarily terminated;
(2)	encourage our NEOs to continue employment in the event of a potential “change in control” (as such term is defined in the section titled “Compensation of Named Executive Officers—Potential Payments upon Qualifying Termination or Change in Control,” below); and
(3)	ensure that our NEOs generally receive the same severance benefits in connection with a qualifying termination of employment.

All of our NEOs receive a level of severance benefits under the terms of the Severance Plan that reflects their level of responsibility within our organization, the strategic importance of their position and a market-competitive level of severance for comparable positions within the NEO Peer Group.

The Severance Plan provisions were developed based on a comparison of severance benefits typically available at the NEO Peer Group companies, in consultation with FW Cook, following review by the independent directors of the Board. Consistent with our compensation philosophy, the Severance Plan provides for severance only in the event of an involuntary termination (i.e., a termination by us without “cause” or by the Executive for “good reason”). The Severance Plan includes the following features:

•	severance benefits do not include a guaranteed bonus amount;
•	no post-termination healthcare benefit subsidy if the involuntary termination occurs outside of a “change in control period” (as defined in the section titled “Compensation of Named Executive Officers—Potential Payments upon Termination or Change in Control—Involuntary Termination Without Cause or for Good Reason During a Change in Control Period,” below);
•	enhanced severance benefits provided in connection with a change in control require a “double trigger” (which is defined as an involuntary termination during a “change in control period”) before an NEO becomes entitled to receive such benefits; and
•	severance payments cannot equal or exceed three times the sum of the executive’s base salary and target bonus.

In the event that the benefits payable following a change in control exceed the safe harbor limits established in Section 280G of the Code, we cap benefits at the safe harbor limit if the after-tax benefit to the NEO of the capped amount is greater than the after-tax benefit of the full amount (which would otherwise be subject to excise taxes imposed by Section 4999 of the Code). We do not provide a gross-up for any taxes payable on severance benefits and the NEO is responsible for the payment of all personal taxes, including any excise taxes imposed on change in control payments and benefits.

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For further details on the Severance Plan, see the section titled “Compensation of Named Executive Officers—Potential Payments upon Qualifying Termination or Change in Control.”

Other Company Policies and Compensation Considerations

  Impact of Section 162(m) of the Internal Revenue Code

The Compensation Committee seeks to qualify NEO compensation for deductibility under applicable tax laws to the greatest extent possible. Section 162(m) of the Code (as interpreted by IRS Notice 2007-49) places a limit of $1 million on the amount that a public company may deduct for compensation in any taxable year to any of the CEO and each of the next three most highly compensated NEOs employed at the end of the year (other than the Company’s CFO), unless such compensation is considered “performance-based” under Section 162(m).

Both the EOPB and the Amended and Restated 2012 Plan have been approved by our shareholders and are administered by the Compensation Committee. Each plan has been structured such that compensation paid or awarded thereunder may qualify as “performance-based” and therefore not be subject to the Section 162(m) limit. However, in order to maintain flexibility in compensating our NEOs in a manner designed to promote varying corporate goals, the Compensation Committee retains the discretion to pay compensation that may not be tax deductible.

  Securities Trading

Seagate’s Securities Trading Policy prohibits all employees (including our NEOs) and Board members from taking “short” positions in our securities or engaging in hedging or other monetization transactions with respect to our securities. The Company prohibits its directors and executive officers from (i) purchasing any financial instruments designed to hedge or offset any decrease in the market value of Company securities and (ii) engaging in any form of short-term speculative trading in Company securities. Directors and executive officers are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan unless the Chief Legal Officer or the Chief Financial Officer provides pre-clearance after the director or executive officer clearly demonstrates the financial capability to repay the loan without resort to the pledged securities. We have also amended our Securities Trading Policy to, among other things, require the first trade under a new plan established pursuant to Rule 10b5-1 promulgated under the Exchange Act take place after a reasonable “seasoning period” has passed from the time of adoption of the plan; in addition, an insider will only be permitted to use one 10b5-1 plan at a time.

  Pay Recovery Policy

Our Pay Recovery Policy is intended to eliminate any reward for fraudulent accounting. It provides standards for recovering compensation from an NEO where such compensation was based on incorrectly reported financial results due to the fraud or willful misconduct of such NEO. The NEO’s repayment obligation applies to any bonus paid, share award issued (whether or not vested) or options exercised during the period commencing with the date that is four years prior to the beginning of the fiscal year in which a restatement is announced, and ending on the date recovery is sought. We intend to review our Pay Recovery Policy following the enactment of final rules pursuant to the provisions of the Dodd-Frank Act.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and the Board. In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board, and the Board approved, the inclusion of the Compensation Discussion and Analysis in the Company’s Proxy Statement for fiscal year 2017.

Respectfully submitted, THE COMPENSATION COMMITTEE

Edward J. Zander, Chairman Frank J. Biondi, Jr. Michael R. Cannon Jay L. Geldmacher

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee during fiscal year 2017 was an employee of the Company or any of its subsidiaries at any time during fiscal year 2017, has ever been an officer of the Company or any of its subsidiaries, or had a relationship with the Company during that period requiring disclosure pursuant to Item 404(a) of Regulation S-K. No executive officers of the Company served on the compensation committee of any other entity, or as a director of an entity that employed any of the members of the Compensation Committee during fiscal year 2017.

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2017 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Our Summary Compensation Table below shows the total compensation paid to or earned by each of our NEOs with respect to the fiscal years 2017, 2016 and 2015. The amounts reported reflect rounding, which may result in slight variations between amounts shown in the Total column and the sum of its components as reflected in the table.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)(2)(3)	Total ($)
Stephen J. Luczo
Chief Executive Officer	2017	1,200,056	—	—	—	1,933,290	3,392	3,136,738
	2016	1,246,212	—	7,339,382	1,831,036	—	4,215	10,420,845
	2015	1,200,056	—	7,555,140	1,732,557	1,155,654	3,884	11,647,291
David H. Morton, Jr.(4)
Executive Vice President and Chief Financial Officer	2017	525,013	—	3,680,010	958,517	563,864	5,700	5,733,104
	2016	484,625	—	710,240	240,927	—	4,500	1,440,292
Philip G. Brace(8)
President, Cloud Systems and Silicon Group	2017	600,018	—	3,999,595	1,041,748	711,921	5,354	6,358,636
	2016	610,017	—	2,935,781	732,418	—	7,974	4,286,190
	2015	392,316	—	3,588,650	777,129	263,901	4,500	5,026,496
William D. Mosley
President and Chief Operating Officer	2017	784,626	—	4,922,537	1,282,149	969,872	5,700	7,964,884
	2016	623,095	—	2,935,781	732,418	—	12,355	4,303,649
	2015	600,018	—	2,488,763	427,708	463,217	29,470	4,009,176
James J. Murphy(5)
Executive Vice President, Sales & Marketing	2017	353,856	1,500,000(6)	2,803,944	3,251,624	388,525	5,700	8,303,649

(1)	Stock Awards and Option Awards: These amounts do not reflect the actual value realized by the NEO. In accordance with SEC rules, these columns represent the aggregate grant date fair value calculated in accordance with ASC 718, excluding the effect of estimated forfeitures. For time-based share units, the grant date fair value was determined using the closing share price of Seagate ordinary shares on the date of grant, adjusted for the present value of expected dividends. For all performance share units whose vesting is subject to performance conditions as defined by ASC 718, we have assumed the probable outcome of related performance conditions at target levels. The aggregate grant-date fair value for these PSUs and TPSUs, assuming the achievement of the highest level of performance, is $0 for Mr. Luczo, $6,137,429 for Mr. Morton, $6,670,423 for Mr. Brace, $8,209,675 for Mr. Mosley and $2,803,944 for Mr. Murphy. For additional information on the valuation assumptions, see Note 11, “Share-based Compensation” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017.

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(2)	All Other Compensation: The amounts shown in this column consist of the following:

All Other Compensation Table

Name	Personal Guest Travel ($)	401k Match ($)(9)	Company Contribution to HSA ($)	Executive Life Insurance ($)	Total ($)
Stephen J. Luczo	—	—	1,200	2,192	3,392
David H. Morton, Jr.	—	4,500	1,200	—	5,700
Philip G. Brace(8)	—	4,154	1,200	—	5,354
William D. Mosley	—	4,500	1,200	—	5,700
James J. Murphy	—	4,500	1,200	—	5,700

(3)	We provide the use of our corporate aircraft to our NEOs primarily so that they can travel to business functions and different facilities in the course of their duties. Certain trips taken by our NEOs in fiscal year 2017 may have had a personal element. To the extent that a travel leg has a personal element to it, our NEOs have fully reimbursed the Company for the aggregate incremental cost of such leg to us. Such reimbursement includes the costs of “wheels up time”, a portion of fuel and insurance costs, catering, excise taxes, and crew expenses.
(4)	Mr. Morton was not an NEO in fiscal year 2015.
(5)	Mr. Murphy was not an NEO in fiscal years 2015 and 2016.
(6)	Represents the one-time sign-on bonus amount paid to Mr. Murphy in connection with his employment offer.
(7)	Represents amounts payable under the EOPB. For a description of the EOPB, refer to the section above entitled “Annual Bonus Plan.”
(8)	Mr. Brace will depart the Company effective October 2, 2017, and in the interim will remain with the Company in order to assist with the transition of his responsibilities.
(9)	401(k) match is for the 401(k) Plan contribution provided to all U.S. employees who participate in the 401(k) Plan. The maximum amount is $4,500 per calendar year, but it may be higher or lower for a particular fiscal year depending on the timing and amount of the employee’s contribution.

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2017 NOTICE OF MEETING AND PROXY STATEMENT

Grants of Plan-Based Awards Table for Fiscal Year 2017

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Type of Award	Grant Date	Compensation Committee Action Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#) (2)	Maximum (#) (2)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Stephen J. Luczo(6)
	Cash Bonus	—	—	900,042	1,800,084	3,600,168	—	—	—	—	—	—	—
David H. Morton, Jr.
	Cash Bonus	—	—	262,507	525,013	1,050,026	—	—	—	—	—	—	—
	Time Option	9/9/2016(3)	7/25/2016	—	—	—	—	—	—	—	148,665	36.09	958,517
	PSU	9/9/2016(4)	7/25/2016	—	—	—	—	76,034(2)	152,068(2)	—	—	—	2,457,419(2)
	TPSU	9/9/2016(5)	7/25/2016	—	—	—	—	39,772(2)	—	—	—	—	1,222,591(2)
Philip G. Brace(8)
	Cash Bonus	—	—	300,009	750,022	1,200,035	—	—	—	—	—	—	—
	Time Option	9/9/2016(3)	7/25/2016	—	—	—	—	—	—	—	161,574	36.09	1,041,748
	PSU	9/9/2016(4)	7/25/2016	—	—	—	—	82,637(2)	165,274(2)	—	—	—	2,670,828(2)
	TPSU	9/9/2016(5)	7/25/2016	—	—	—	—	43,226(2)	—	—	—	—	1,328,767(2)
William D. Mosley
	Cash Bonus	—	—	400,005	1,000,012	1,600,019	—	—	—	—	—	—	—
	Time Option	9/9/2016(3)	7/25/2016	—	—	—	—	—	—	—	198,860	36.09	1,282,149
	PSU	9/9/2016(4)	7/25/2016	—	—	—	—	101,706(2)	203,412(2)	—	—	—	3,287,138(2)
	TPSU	9/9/2016(5)	7/25/2016	—	—	—	—	53,201(2)	—	—	—	—	1,635,399(2)
James J. Murphy(7)
	Cash Bonus	—	—	180,878	361,755	723,510	—	—	—	—	—	—	—
	Time Option	12/20/2016(3)	10/18/2016	—	—	—	—	—	—	—	398,774	38.76	3,251,624
	TPSU	12/20/2016(5)	10/18/2016	—	—	—	—	83,850(2)	—	—	—	—	2,803,944(2)

(1)	Amounts represent the potential range of payments for fiscal year 2017 for the NEOs under the EOPB. This range varied based on the individual’s position and bonus target as a percentage of fiscal year 2017 ending base salary (150% percent of base salary for Mr. Luczo, 100% for Messrs. Brace and Mosley, Morton and Murphy). Each of Messrs. Brace and Mosley have an additional bonus target of 25% of their annual base salary based on the achievement of individual goals tied to strategic objectives for each their organization during fiscal year 2017. For a description of the EOPB, refer to the section above entitled “Annual Bonus Plan.”
(2)	In accordance with SEC rules, this column represents the aggregate grant date fair value calculated in accordance with ASC 718, excluding the effect of estimated forfeitures. For all performance share units, we have assumed the probable outcome of related performance conditions as defined by ASC 718 at target levels. The aggregate grant-date fair value for these PSUs and TPSUs, assuming the achievement of the highest level of performance, is $0 for Mr. Luczo, $6,137,429 for Mr. Morton, $6,670,423 for Mr. Brace, $8,209,675 for Mr. Mosley and $2,803,944 for Mr. Murphy. For additional information on the valuation assumptions, see Note 11, “Share-based Compensation” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017.
(3)	Options awarded during fiscal year 2017 under the 2012 Plan are subject to a four-year vesting schedule. 25% of the shares subject to the option vest on the first anniversary of the vesting commencement date and the remaining 75% of the shares subject to option will vest proportionally on a monthly basis for the next three years, contingent on continuous service. For a description of the options, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Options.”
(4)	PSUs awarded during fiscal year 2017 under the 2012 Plan. These units vest after the end of a three-year performance period, subject to both continuous service and the achievement of the applicable performance criteria. For a description of the PSUs, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Performance Share Units.”
(5)	TPSUs awarded during fiscal year 2017 under the 2012 Plan. Vesting is contingent on continuous service and satisfaction of performance vesting requirements. The first tranche vests no sooner than the first anniversary of the vesting commencement date, subject to the satisfaction of specified performance criteria. The remaining tranches continue to vest annually thereafter subject to the achievement of the subsequent annual performance goals, with the ability to catch-up vesting each year if a given annual performance goal is not achieved. If threshold performance is not achieved, no awards will vest and the shares will be forfeited at the end of the performance period. For a description of the TPSUs, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Threshold Performance Share Units.”
(6)	Mr. Luczo did not receive any equity awards for fiscal year 2017.

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(7)	Mr. Murphy did not receive any PSUs for fiscal year 2017.
(8)	Mr. Brace will depart the Company effective October 2, 2017, and in the interim will remain with the Company in order to assist with the transition of his responsibilities.

Outstanding Equity Awards at Fiscal Year 2017

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Stephen J. Luczo
	34,375(2)	—	—	11.07	9/13/2017	—	—	—	—
	107,922(2)	—	—	30.23	8/1/2019	—	—	—	—
	206,300(4)	—	—	30.23	8/1/2019	—	—	—	—
	—	—	—	—	—	—	—	79,700(5)(7)	3,088,375
	—	—	—	—	—	—	—	23,900(3)(8)	926,125
	87,724(2)	39,876	—	60.83	9/9/2021	—	—	—	—
	—	—	—	—	—	—	—	42,665(3)(9)	1,653,269
	—	—	—	—	—	—	—	101,369(5)(10)	3,928,049
	85,043(2)	109,341	—	50.10	9/9/2022	—	—	—	—
David H. Morton, Jr.
	2,407(2)	—	—	29.87	09/10/2019	—	—	—	—
	4,387(2)	507	—	40.16	09/09/2020	—	—	—	—
	—	—	—	—	—	—	—	1,350(6)(11)	52,313(32)
	5,671(2)	2,579	—	60.83	09/09/2021	—	—	—	—
	—	—	—	—	—	—	—	2,200(6)(12)	85,250
	—	—	—	—	—	—	—	3,850(5)(7)	149,188
	11,189(2)	14,388	—	50.10	09/09/2022	—	—	—	—
	—	—	—	—	—	—	—	20,000(3)(13)	775,000
	—	—	—	—	—	—	—	5,989(6)(14)	232,074
	—	—	—	—	—	—	—	7,470(5)(10)	289,463
	—	—	—	—	—	—	—	76,034(5)(15)	2,946,318
	—	—	—	—	—	—	—	39,772(3)(16)	1,541,165
	—	148,665	—	36.09	09/09/2023	—	—	—	—

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2017 NOTICE OF MEETING AND PROXY STATEMENT

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Philip G. Brace(21)
	44,687(2)	20,313	—	55.21	10/21/2021	—	—	—	—
	—	—	—	—	—	—	—	32,500(17)	1,259,375
	34,017(2)	43,737	—	50.10	09/09/2022	—	—	—	—
	—	—	—	—	—	—	—	17,066(9)	661,308
	—	—	—	—	—	—	—	40,548(10)	1,571,235
	—	161,574	—	36.09	09/09/2023	—	—	—	—
	—	—	—	—	—	—	—	43,226(16)	1,675,008
	—	—	—	—	—	—	—	82,637(15)	3,202,184
William D. Mosley
	40,000(2)	—	—	29.87	09/10/2019	—	—	—	—
	46,875(2)	3,125	—	40.16	09/09/2020	—	—	—	—
	—	—	—	—	—	—	—	7,500(18)	290,625
	21,656(2)	9,844	—	60.83	09/09/2021	—	—	—	—
	—	—	—	—	—	—	—	7,875(8)	305,156
	—	—	—	—	—	—	—	26,250(7)	1,017,188
	34,017(2)	43,737	—	50.10	09/09/2022	—	—	—	—
	—	—	—	—	—	—	—	17,066(9)	661,308
	—	—	—	—	—	—	—	40,548(10)	1,571,235
	—	—	—	—	—	—	—	101,706(15)	3,941,108
	—	—	—	—	—	—	—	53,201(16)	2,061,539
	—	198,860	—	36.09	09/09/2023	—	—	—	—
James J. Murphy
	—	398,774	—	38.76	12/20/2023	—	—	—	—
	—	—	—	—	—	—	—	83,850(19)	3,249,188

(1)	Value based on the closing price of our ordinary shares on June 30, 2017 of $38.75.
(2)	Options vest as to 25% of the shares subject thereto one year after the vesting commencement date, and then with respect to 1/48th of the shares subject to monthly thereafter see “Compensation Discussion and Analysis—Long-Term Equity Incentives—Options”).
(3)	These TPSU awards, issued under the 2012 Plan, are subject to both continuous service and the satisfaction of applicable performance vesting requirements. The first tranche may vest no sooner than after the first anniversary of the grant date, with

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

vesting subject to satisfying specified performance criteria. The remaining tranches of these awards continue to vest annually thereafter, subject to the achievement of performance requirements. If threshold performance is not achieved, no awards will vest and the shares underlying the award will be forfeited at the end of the performance period. The TPSU awards are described in more detail above under “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Threshold Performance Share Units.”
(4)	The TSR Options granted to our CEO vest three years following their grant date, contingent on continuous service. The performance condition associated with these options was satisfied as of July 23, 2013 (see “Compensation Discussion and Analysis—Long-Term Equity Incentives—Options—TSR Performance-Vesting Options” in Seagate’s Proxy Statement filed on September 3, 2014).
(5)	These PSUs were issued under the Seagate Technology plc 2004 Share Compensation Plan, as amended (the “2004 SCP”) and the 2012 Plan. The PSUs vest after the end of a three-year performance period, subject to both continuous service and the achievement of performance criteria. If the minimum performance threshold is not achieved, no PSUs will vest and the PSUs will be forfeited at the end of the performance period. The PSUs are described in more detail above under “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Performance Share Units.”
(6)	RSUs awarded, issued under the 2012 Plan are subject to a four-year vesting schedule. These units vest 25% annually, contingent on continuous service. For a description of the RSUs, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Restricted Share Units.”
(7)	PSUs granted on September 9, 2014;
(8)	TPSUs granted on September 9, 2014;
(9)	TPSUs granted on September 9, 2015;
(10)	PSUs granted on September 9, 2015;
(11)	RSUs granted on September 9, 2013;
(12)	RSUs granted on September 9, 2014;
(13)	TPSUs granted on February 20, 2015;
(14)	RSUs granted on September 9, 2015;
(15)	PSUs granted on September 9, 2016;
(16)	TPSUs granted on September 9, 2016;
(17)	TPSUs granted on October 21, 2014;
(18)	TPSUs granted on September 9, 2013;
(19)	TPSUs granted on December 20, 2016;
(20)	Mr. Brace will depart the Company effective October 2, 2017, and in the interim will remain with the Company in order to assist with the transition of his responsibilities.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Option Exercises and Stock Vested for Fiscal Year 2017

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Stephen J. Luczo	—	—	47,757	1,644,549
David H. Morton, Jr.	—	—	19,313	809,856
Philip G. Brace	—	—	21,939	756,516
William D. Mosley	38,581	1,397,431	72,126	2,657,417
James J. Murphy	—	—	—	—

Nonqualified Deferred Compensation Plans

Name	Executive Contributions in FY 2017 ($)	Registrant Contributions in FY 2017 ($)	Aggregate Earnings in FY 2017 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FY 17 End ($)(a)
Stephen J. Luczo	—	—	—	—	—
David H. Morton, Jr.	—	—	—	—	—
Philip G. Brace	240,007	—	32,830	—	367,307
William D. Mosley	—	—	22,984	—	569,307
James J. Murphy	86,252	—	2,634	—	88,886

(a)	The amounts reported as Executive contributions represent compensation already reported in the Summary Compensation Table, with the exception of earnings on contributions, as such earnings are not considered at above-market rates.

The SDCP is a nonqualified deferred compensation plan allowing participants to defer on a pre-tax basis up to 70% of their base salary, 70% of their commissions and up to 100% of their annual performance-based cash bonus, and to select from several mutual fund investment options used to determine notional earnings on the deferred amounts. The deferrals and notional earnings related to those deferrals are reflected on our books as an unfunded obligation of the Company, and remain part of our general assets. A grantor (or rabbi) trust was established for the purpose of accumulating funds to satisfy our obligations and process payments due under the SDCP for plans in effect for the performance period through December 31, 2014. A successor SDCP was implemented effective January 1, 2015, which is no longer supported by a grantor (rabbi) trust.

Participants may elect to receive distributions upon retirement or termination of employment or at a specified time while still employed. Participants may elect to receive distributions following retirement or termination in a lump sum or in quarterly installments over 3, 5, 10, or 15 years. Participants may elect to receive in-service distributions in a lump sum or annual installments payable over 2, 3, 4 or 5 years. Upon disability, a participant’s account will be distributed in accordance with his or her retirement/termination distribution elections. Additionally, upon death, a participant’s accounts will be paid to his or her beneficiary or beneficiaries in a cash lump-sum payment payable before the later of the end of the calendar year in which the participant dies, and two and one-half months after the participant dies. Unless otherwise determined by the Compensation Committee prior to a change in control, the SDCP will be terminated upon the occurrence of a change in control and the aggregate balance credited to and held in a participant’s account shall generally be distributed to him or her in a lump sum not later than the thirtieth day following the change in control.

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2017 NOTICE OF MEETING AND PROXY STATEMENT

Potential Payments Upon Qualifying Termination or Change in Control

As discussed above under the heading titled “Compensation Discussion and Analysis—Severance and Change in Control Benefits,” the Compensation Committee adopted the Severance Plan to provide, among other things, consistent severance benefits to NEOs who are terminated without cause or resign for good reason, in lieu of severance protections that might otherwise have been included in individually negotiated employment agreements. In addition to severance, participating NEOs are entitled to receive payment of deferred amounts in the event of a termination of employment or a change in control, as described under the immediately preceding heading titled “Nonqualified Deferred Compensation Plans.”

Involuntary Termination Without Cause or For Good Reason Outside of a Change in Control Period

Under the Severance Plan in effect during fiscal year 2017, if an NEO’s employment were to have been terminated by the Company without “cause” (as defined below) or by the NEO for “good reason” (as defined below), the NEO would have been entitled to receive a severance payment equal to a pre-determined number of months of base salary, based on the NEO’s job level. In the event of such an involuntary termination outside of a “change in control period” (as defined below), the CEO would be entitled to receive 24 months of base salary, the Presidents and Executive Vice Presidents would be entitled to receive 20 months of base salary, and the Senior Vice Presidents would be entitled to receive 16 months of base salary, as well as a pro-rata bonus for the year of termination based on the number of days elapsed from the beginning of the fiscal year until the termination date at the most recent accrued performance level, and, if applicable, the prior year bonus (if earned but unpaid at the time of termination). The severance benefits are generally payable within 20 business days following the “payment confirmation date” (as defined in the Severance Plan) in an amount equal to the lesser of (a) 50% of the severance benefit and (b) $530,000 (for calendar year 2017), with the remaining amount payable twelve months following the date of termination for CEO, Presidents and Executive Vice Presidents and 6 months and one day following the date of termination for Senior Vice Presidents. The Company would also provide paid outplacement services for a period of 24 months following termination for the CEO, Presidents and Executive Vice Presidents, and a period of 18 months following termination for the Senior Vice Presidents. The receipt of these severance benefits would generally be subject to the NEO’s execution of an effective release of claims against the Company and compliance with certain non-competition, non-solicitation and confidentiality covenants during the applicable severance period.

Under the Severance Plan, “cause” means (i) an NEO’s continued failure to substantially perform the material duties of his or her office, (ii) fraud, embezzlement or theft by an NEO of Company property, (iii) the conviction of an NEO of, or plea of nolo contendere by the NEO to, a felony, (iv) an NEO’s willful malfeasance or willful misconduct in connection with such NEO’s duties or any other act or omission which is materially injurious to the financial condition or business reputation of Seagate, or (v) a material breach by an NEO of any of the provisions of (A) the Severance Plan, (B) any non-compete, non-solicitation or confidentiality provisions to which such NEO is subject, or (C) any company policy or other agreement to which such NEO is subject; and “good reason” means an NEO’s resignation of his or her employment with the Company as a result of the occurrence of one or more of the following actions without such NEO’s express written consent, which action(s) remain uncured for at least 30 days following written notice from such NEO to the Company describing the occurrence of such action(s) and asserting that such action(s) constitute(s) grounds for a good reason resignation, which notice must be provided by the NEO no later than 90 days after the initial existence of such condition; provided, that such resignation occurs no later than 60 days after the expiration of the cure period: (w) any material diminution in the level of the NEO’s level or title, authority or duties; (x) a reduction of 10% or more in the level of the base salary or target bonus opportunity, other than a reduction that is equivalent to the reduction in base salaries and/or target bonus opportunities, as applicable, imposed on all other executives of the Company at a similar level; (y) the relocation of the NEO to a principal place of employment that increases

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his or her one-way commute by more than 50 miles; or (z) the failure of any successor to the business of the Company or to substantially all of the assets and/or business of the Company to assume the Company’s obligations under the Severance Plan.

If an NEO is involuntarily terminated for any reason outside a change in control period, the Severance Plan does not provide for any accelerated vesting of outstanding equity awards. Instead, the terms of any vesting acceleration are governed by the applicable award agreement. Upon termination of an NEO’s continuous service for any reason (other than death or disability): (i) the award agreements (including those evidencing the TPSUs) provide that vesting will cease and, where applicable, Seagate will automatically reacquire all unvested shares without payment of consideration, and (ii) the option agreements provide that all unvested options will be cancelled effective as of the termination date, although NEOs, as all other option holders, would have three months to exercise options that are vested as of the date of termination.

Involuntary Termination Without Cause or For Good Reason During a Change in Control Period

The Severance Plan provides for enhanced severance benefits if an NEO is terminated by the Company without cause or resigns for good reason during a “change in control period”. This period is defined as the period commencing six months prior to the effective date of a “change in control” (as defined below) and ending 24 months following such date. In the event of an involuntary termination within a change in control period (often called a “double trigger”), the NEO would be entitled to receive the following: (i) 36 months of base salary and target bonus in the case of the CEO, 24 months of base salary and target bonus in the case of the Presidents and Executive Vice Presidents or 18 months of base salary and target bonus in the case of the Senior Vice Presidents, (ii) a lump sum cash payment equal to two times the before-tax annual cost of the applicable COBRA premiums for the NEO and his or her eligible dependents, if any, (iii) paid outplacement services for a period of 24 months for the CEO, Presidents and Executive Vice Presidents and 18 months for the Senior Vice Presidents, and (iv) full vesting of all unvested equity-based awards (whether or not awarded prior to or following the adoption of the Severance Plan). All other rights and obligations imposed under the Severance Plan upon such a termination of employment outside of the context of a change in control (as described above) would also be generally applicable in the event of a termination during a change in control period, except that the severance benefits would generally be payable within 20 business days following the “payment confirmation date” in an amount equal to the lesser of (a) 100% of the severance benefit and (b) $530,000 (for calendar year 2017), with the remainder, if any, payable six months and one day following the termination date.

Under the Severance Plan, “change in control” or “CIC” means the consummation or effectiveness of any of the following events: (i) the sale, exchange, lease or other disposition of all or substantially all of the assets of Seagate to a person or group of related persons; (ii) a merger, reorganization, recapitalization, consolidation or other similar transaction involving Seagate in which the voting securities of Seagate owned by the shareholders of Seagate immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction; (iii) any person or group of related persons is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of Seagate; (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of Seagate was approved by a vote of a majority of the directors of Seagate then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or (v) a dissolution or liquidation of Seagate.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

In addition, under the terms of our equity award agreements with each NEO and consistent with the treatment of equity awards under the Severance Plan, if a change in control (which is generally defined in a similar manner as under the Severance Plan) occurs and the successor company does not assume or replace the awards with alternatives that preserve both the intrinsic value and the rights and benefits of the award immediately prior to the CIC, then all awards accelerate and become fully vested on the later of (i) the closing date of the CIC, or (ii) the date of the “termination event” (as defined in the Severance Plan), based on the Company’s performance through the closing date of the CIC. The PSU award agreement further provides that the number of shares that will vest on the later of the closing of a CIC and an NEO’s involuntary termination within the change in control period will be based on the Company’s performance through the closing date of the CIC, with relative TSR performance measured by using the average closing price over the 30-day trading period preceding the CIC. The vesting of the TSR Options and TSR PSUs issued to our CEO will accelerate in full upon the later of a CIC and a qualifying termination of employment.

In the event that the benefits payable following a CIC exceed the safe harbor limits established in Section 280G of the Code, we cap benefits at the safe harbor limit if the after-tax benefit to the NEO of the capped amount is greater than the after-tax benefit of the full amount (which would be subject to excise taxes imposed by Section 4999 of the Code). We do not provide any gross-up for excise taxes and the NEO is responsible for payment of all personal taxes, including excise taxes.

Termination due to Death or Disability

In the event a termination of employment occurs due to an NEO’s death or disability, the NEO would not be entitled to any benefits under the Severance Plan. Under the Severance Plan, “disability” means that the NEO is physically or mentally incapacitated and therefore unable to substantially perform his duties for six consecutive months or an aggregate of nine months in any consecutive 24-month period. However, in the event of termination of employment due to an NEO’s death or disability, the Compensation Committee has the discretion under the terms of the EOPB to pay to the NEO or the NEO’s estate a pro-rated target bonus for the fiscal year in which the termination occurs.

The terms of the RSUs and TPSUs agreements for our NEOs provide that vesting will cease upon a termination due to disability (as defined above), and the Company will automatically reacquire all unvested shares without payment of consideration. However, for a termination due to death, the NEO will be deemed to have completed an additional year of service as of the termination date so that an additional 25% of the award will vest immediately for the purposes of acceleration for RSUs and TPSUs.

Similarly, the option agreements provide that upon termination due to death, the NEO will be deemed to have completed an additional year of service for purposes of determining the portion of an option award that will be vested at termination. For our CEO, both the TSR Option agreement and the TSR PSU award agreement provides that the CEO will vest pro-rata in the option or award based on the number of days from the beginning of the performance period until the termination date upon termination due to death or disability. Additionally, the PSU agreements for our NEOs provide that in the event of a termination due to death or disability, the awards will vest pro-rata based on the number of days from the beginning of the performance period until the termination date, based on actual Company performance, and will be settled in ordinary shares after the end of the performance period.

Finally, for those executive officers who participate in the group replacement life insurance plan, the Company will continue to pay its portion of the insurance premiums through the end of the calendar year in which the Executive becomes disabled.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Potential Payments Upon Termination Without Cause or For Good Reason Outside a Change in Control Period; Upon Termination Due to Death; Upon Termination Without Cause or For Good Reason within a Change in Control Period

The following table sets forth the estimated value of the potential payments and severance benefits to each NEO assuming termination of the NEO by the Company without cause or by the NEO for good reason on June 30, 2017; the estimated value as of June 30, 2017 of the potential payments and severance benefits to each NEO, assuming termination of the NEO due to death on such date; and the estimated value calculated as of June 30, 2017 of the potential payments to each NEO, assuming termination of the NEO by the Company without cause or by the NEO for good reason on such date in connection with a change in control, during a change in control period, as defined in the Severance Plan.

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)	Qualifying Termination Following a Change in Control ($)	Separation Due to Death ($)
Stephen J. Luczo
	Severance	2,400,112	3,600,168	—
	Outplacement Benefit(1)	15,000	15,000	—
	Bonus	—(2)	5,400,252	1,800,084(3)
	Accelerated Vesting of Stock Options	—	—(4)	—(5)
	Accelerated Vesting of Restricted Share Units	—	—(6)	—(7)
	Accelerated Vesting of Performance-Based Restricted Share Units	—	9,595,818(8)	6,272,685(9)
	Health Care Benefit	—	43,470	—
	Total	2,415,112	18,654,708(10)	8,072,769
David H. Morton, Jr.
	Severance	875,022	1,050,026	—
	Outplacement Benefit(1)	15,000	15,000	—
	Bonus	—(2)	1,050,026	525,013(3)
	Accelerated Vesting of Stock Options	—	395,449(4)	173,006(5)
	Accelerated Vesting of Restricted Share Units	—	369,636(6)	172,282(7)
	Accelerated Vesting of Performance-Based Restricted Share Units	—	5,701,133	2,265,403
	Health Care Benefit	—	43,470	—
	Total	890,022	8,624,740(10)	3,135,704

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)	Qualifying Termination Following a Change in Control ($)	Separation Due to Death ($)
Philip G. Brace
	Severance	1,000,029	1,200,035	—
	Outplacement Benefit(1)	15,000	15,000	—
	Bonus	—(2)	1,500,044	750,022(3)
	Accelerated Vesting of Stock Options	—	429,787(4)	188,030(5)
	Accelerated Vesting of Restricted Share Units	—	—(6)	—(7)
	Accelerated Vesting of Performance-Based Restricted Share Units	—	8,369,109	3,075,636
	Health Care Benefit	—	43,470	—
	Total	1,015,029	11,557,445(10)	4,013,688
William D. Mosley
	Severance	1,333,349	1,600,019	—
	Outplacement Benefit(1)	15,000	15,000	—
	Bonus	—(2)	2,000,024	1,000,012(3)
	Accelerated Vesting of Stock Options	—	528,968(4)	231,423(5)
	Accelerated Vesting of Restricted Share Units	—	—(6)	—(7)
	Accelerated Vesting of Performance-Based Restricted Share Units	—	9,848,158	4,136,311
	Health Care Benefit	—	43,470	—
	Total	1,348,349	14,035,639(10)	5,367,746

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)		Qualifying Termination Following a Change in Control ($)		Separation Due to Death ($)
James J. Murphy
	Severance	958,360		1,150,032		—
	Outplacement Benefit(1)	15,000		15,000		—
	Bonus	—	(2)	1,150,032		575,016	(3)
	Accelerated Vesting of Stock Options	—		—	(4)	—	(5)
	Accelerated Vesting of Restricted Share Units	—		—	(6)	—	(7)
	Accelerated Vesting of Performance-Based Restricted Share Units	—		3,249,188		812,297
	Health Care Benefit	—		44,483		—
	Total	973,360		5,608,735	(10)	1,387,313

(1)	Represents the estimated amounts payable for outplacement services for the two-year period following termination.
(2)	Represents full-year bonus earned but unpaid at the time of termination.
(3)	Amounts represent the bonus component of the death benefit assuming that the Compensation Committee elects to exercise its discretion to pay the NEO’s estate a bonus for the fiscal year in which death occurs. In addition, the amount represented has been calculated assuming that the Compensation Committee elects to award the bonus at the NEO’s target bonus opportunity for that year. However, the EOPB does not obligate the Compensation Committee to pay a bonus at the target bonus level or otherwise in the event of an NEO’s death.
(4)	Amounts represent the value of options that receive accelerated vesting as a result of the termination assuming that the market price per share of Seagate’s ordinary shares on the date of termination of employment was equal to the closing price on June 30, 2017, or $38.75 per share, and are based on the difference between this price and the exercise price of options held by the NEO. As a result, the amounts represented do not include any value for the acceleration of options that have an exercise price greater than $38.75 or for options that were already vested as of June 30, 2017.
(5)	Amounts represent the value of options that receive accelerated vesting as a result of the termination assuming that the market price per share of Seagate’s ordinary shares on the date of termination of employment was equal to the closing price on June 30, 2017, or $38.75 per share, and are based on the difference between this price and the exercise price of options held by the NEO. As a result, the amounts represented do not include any value for the acceleration of options that have an exercise price equal to or greater than $38.75 or for options that were already vested as of June 30, 2017. Under the terms of the TSR Options issued to our CEO, the same number of options would accelerate in the event of disability as in the event of death because the performance condition was satisfied as of July 23, 2013.
(6)	Amounts represent the value of share awards that receive accelerated vesting as a result of the termination assuming that the market price per share of Seagate’s ordinary shares on the date of termination of employment was equal to the closing price on June 30, 2017 or $38.75 per share.
(7)	Represents amounts for an additional year of service as of the termination date so that an additional 25% of the unvested award will vest immediately.
(8)	Amounts represent the value of share awards that receive accelerated vesting as a result of the termination assuming that the market price per share of Seagate’s ordinary shares on the date of termination of employment was equal to the closing price on June 30, 2017 or $38.75 per share. In addition, the value of accelerated PSUs is calculated assuming that we would have achieved the target level of performance at the end of the three-year performance measurement cycle, except for the TSR PSUs issued to our CEO which would accelerate in full because the performance condition had been satisfied as of July 23, 2013.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

(9)	Amounts represent the value of share awards that receive accelerated vesting as a result of the termination assuming that the market price per share of Seagate’s ordinary shares on the date of termination of employment was equal to the closing price on June 30, 2017 or $38.75 per share. In addition, the value of accelerated PSUs is calculated assuming that we would have achieved the target level of performance at the end of the three-year performance measurement cycle. In the event of disability, the NEOs would receive the same number of shares under the terms of the PSU award agreements as in the event of death. In addition, under the terms of the TSR PSUs issued to our CEO, the same number of PSUs would accelerate in the event of disability as in the event of death because the performance condition was satisfied as of July 23, 2013.
(10)	Calculations do not include the impact of any potential cutback pursuant to the application of the Code Section 280G safe harbor limit under the relevant provisions of the Severance Plan.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 2 – AN ADVISORY, NON-BINDING VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION – SAY-ON-PAY VOTE

(Ordinary Resolution)

The Board is presenting the following proposal, commonly known as a “Say-on-Pay” proposal, which gives you as a shareholder the opportunity to endorse or not endorse, in an advisory, non-binding vote, the compensation of our NEOs, as required by Section 14A of the Exchange Act and the related rules of the SEC. The Board currently intends to hold such votes annually, although it will consider the outcome of the advisory vote on frequency of Say-on-Pay described in Proposal 3 below in determining the future frequency of such vote. You may endorse or not endorse, respectively, the compensation paid to our NEOs by voting for or against the following resolution:

“RESOLVED, as an ordinary resolution, that, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related disclosure contained in the Company’s Proxy Statement is hereby approved.”

While our Board intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding, and is advisory in nature.

In considering your vote, please be advised that our compensation program for our NEOs is guided by our design principles, as described in the Compensation Discussion and Analysis of this Proxy Statement:

•	Cash compensation tied to performance. At least half of the cash compensation opportunity for our NEOs is based on Company and individual performance. The cash compensation of our NEOs has fluctuated from year to year, reflecting the Company’s financial results. In addition, we have implemented a cap on annual bonus funding.

•	Long-term equity incentive compensation tied to performance. In fiscal year 2017, a majority of our long-term equity incentive awards were granted in the form of performance-based restricted share units, which vest dependent upon the achievement of pre-established performance objectives, including return on invested capital, relative total shareholder return and adjusted earnings per share (as described in further detail in this Proxy Statement).

•	Compensation unrelated to performance is limited. We do not have executive employment agreements, guaranteed incentive awards, “golden parachutes,” single trigger change of control severance provisions, executive pensions or tax gross-ups for our NEOs.

•	Share Ownership Guidelines. Our share ownership guidelines for our NEOs directly tie executive performance and retained value from our shares to the value returned to our shareholders.

Vote Required; Recommendation of the Board

        A simple majority of all votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2017 AGM is required to approve Proposal 2.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY, NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE ACCOMPANYING COMPENSATION TABLES, AND THE RELATED DISCLOSURE CONTAINED IN THIS PROXY STATEMENT.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 3 – AN ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF THE VOTE ON COMPANY’S EXECUTIVE COMPENSATION – FREQUENCY OF SAY-ON-PAY

(Resolution requiring affirmative plurality of votes cast)

Every six years, in accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Act), shareholders are entitled to indicate, on a non-binding basis, their preference as to how frequently they would like to cast a non-binding vote on the compensation of our NEOs. Shareholders may indicate whether they would prefer such vote occur every one, two or three years or abstain from voting. While the Board intends to consider carefully the results of this vote, the vote is advisory in nature and is not binding on the Company or the Board. The Board believes that a non-binding vote on executive compensation every year is appropriate for the Company and its shareholders based on a number of considerations, including the views of its shareholders. At our 2011 Annual General Meeting, our shareholders indicated that they would prefer Say-on-Pay votes to occur annually and we have held Say-on-Pay votes every year since that time.

The text of the resolution in respect of Proposal 3 is as follows:

“RESOLVED, that the shareholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Exchange Act every:

•	one year;

•	two years;

•	three years; or

•	abstain.”

Vote Required; Recommendation of the Board

The affirmative vote of a plurality of all the votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2017 AGM is required to approve any of the foregoing choices.

The Board advises you to vote for shareholder review of the Company’s executive compensation policies and procedures every year. We believe that an annual review will give shareholders the most effective voice on executive compensation, since shareholders will be able to provide input on our compensation philosophy, policies and practices, as disclosed in our Proxy Statement each year. Since our Board reviews, adjusts and approves our executive compensation programs and pay practices on an annual basis, it was determined that annual input from our shareholders would be preferable.

THE BOARD RECOMMENDS THAT YOU VOTE FOR “ONE YEAR” SHAREHOLDER REVIEW OF THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY EMPLOYEE STOCK PURCHASE PLAN

(Ordinary Resolution)

We are seeking the approval by our shareholders of the Second Amended and Restated Seagate Technology plc Employee Stock Purchase Plan (the “ESP Plan”), which amends and restates in its entirety the Amended and Restated Seagate Technology plc Employee Stock Purchase Plan (the “Prior ESP Plan”) in the following material respects:

•	The ESP Plan increases the number of ordinary shares reserved for issuance under the current plan by an additional 10,000,000 shares, from 3,750,770 shares to an aggregate of 13,750,770 shares.

General

The Board is seeking the approval of our shareholders for an amendment to the ESP Plan that would provide for an additional 10,000,000 ordinary shares to offer for sale to eligible Seagate employees and employees of certain of Seagate’s subsidiaries. The ESP Plan was adopted by the Compensation Committee on October 24, 2002 and approved by our shareholders on December 3, 2002, and became effective December 10, 2002. Currently, a total of 3,750,770 ordinary shares of Seagate are available for issuance. The maximum number of shares that can be issued under the ESP Plan over the lifetime of the plan is 50,000,000. The full text of the ESP Plan is included as Appendix B to this Proxy Statement as it would read if this proposal were to be approved by our shareholders with the proposed changes. Below is a summary of certain key provisions of the ESP Plan, which is qualified in its entirety by reference to the full text of the ESP Plan.

The Board is recommending the addition of 10,000,000 shares to the total shares available under the ESP Plan to ensure that eligible employees have the opportunity to invest in Seagate shares in order to take part in our future growth potential.

Description of the ESP Plan

Purpose and General Information about the ESP Plan.    We adopted the ESP Plan to provide employees of Seagate and its designated subsidiaries with an opportunity, during specified periods (“Offering Periods”), to purchase ordinary shares through accumulated payroll deductions. The ESP Plan provides eligible employees (including officers and directors who are employees) of Seagate and certain designated subsidiaries with the right to purchase ordinary shares of Seagate at a discount. For U.S. taxpayers, the ESP Plan is intended to satisfy the requirements to receive the tax advantages allowed under Section 423 of the Internal Revenue Code. The ESP Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code, and is not subject to the provisions of the U.S. Employee Retirement Income Security Act of 1974.

Eligibility.    Employees of Seagate or a designated subsidiary who are employed as of the first day of a given Offering Period to purchase ordinary shares of Seagate (an “Offering Date”) are eligible provided that they have satisfied the minimum employment period established by the Compensation Committee. Currently, an employee must be actively employed on or before the first Friday of the open enrollment period before an Offering Date in order to be eligible to participate in the Offering Period that commences on that Offering Date. In addition, employees are not eligible to participate in the ESP Plan if they would be deemed to own five percent (5%) or more of the total combined voting power or value of all classes of Seagate shares or the shares of any of its subsidiaries (including shares purchased under the ESP Plan or under any other outstanding options) immediately after such employee is granted a right to purchase shares under the ESP Plan.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Directors who are not employees of a participating employer in the ESP Plan, consultants, independent contractors, temporary workers employed by a third party, and employees of non-designated subsidiaries of Seagate are not eligible to participate in the ESP Plan.

Administration.    The ESP Plan is administered by a committee appointed by the Board. Currently, the ESP Plan is being administered by Seagate’s Benefits Administrative Committee (the “Administrative Committee”). The Administrative Committee has full power, in a manner not inconsistent with the ESP Plan, to adopt, amend and rescind any rules for the administration of the ESP Plan, to construe and interpret the ESP Plan, to exercise any and all powers allocated to the Board under the ESP Plan, and to make all other determinations necessary or advisable for the administration of the ESP Plan. Members of the Administrative Committee receive no additional compensation for their services in connection with the administration of the ESP Plan. Members of the Administrative Committee will serve for such time as the Board may specify and may be removed at any time by the Board or the Compensation Committee.

Offering Periods.    The ESP Plan will be implemented by a series of Offering Periods during which shares are purchased through payroll deductions (“Purchase Periods”). Each Offering Period is six months and consists of one Purchase Period that runs concurrently with the Offering Period. The last trading day of each Purchase Period is called a “Purchase Date.”

Purchase of Shares.    An employee who has satisfied the eligibility criteria will automatically be granted an option to participate in the ESP Plan on the first Offering Date on which he or she is eligible. Assuming an eligible employee has appropriately completed the applicable paperwork, payroll deductions will commence with the first payroll following the Offering Date and will end on the last payroll paid on or prior to the last Purchase Date of the Offering Period, unless the employee terminated his or her participation earlier in accordance with the ESP Plan. Thereafter, on each Offering Date of each Offering Period, participants are granted an option to buy ordinary shares, which will be exercised automatically on each Purchase Date.

Purchase Price.    The purchase price for a Purchase Period will generally be equal to 85% of the lesser of (a) the closing price for our ordinary shares on the Offering Date or (b) the closing price for our ordinary shares on the Purchase Date.

Securities to be Purchased.    The securities to be purchased under the ESP Plan are ordinary shares of Seagate. Ordinary shares are issued directly to an ESP Plan participant from Seagate and are registered with the SEC under a special form of registration statement applicable to employee benefit plans.

Plan Amendment and Termination.    The Board has the power to terminate or amend the ESP Plan at any time subject to specified restrictions protecting the rights of participating employees. Upon a termination of the ESP Plan, the Board may, in its discretion, (a) return, without interest, the payroll deductions credited to the participants’ accounts to such participants, or (b) set an earlier Purchase Date with respect to the Offering Periods and Purchase Periods then in progress.

Certain Federal Income Tax Consequences

Generally, participants in the ESP Plan will recognize income for purposes of U.S. federal income tax in the year in which they make a disposition of the purchased ordinary shares. The U.S. federal income tax liability will depend on whether such disposition is “disqualifying” or “qualifying.” A disqualifying disposition is any sale or other disposition which is made within two years after the Offering Date or within one year after the Purchase Date. A qualifying disposition will occur if the sale or other disposition of the ordinary shares is made after the participant has held the ordinary shares for more than two years after the Offering Date and more than one year after the Purchase Date.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Upon a disqualifying disposition, a participant will recognize ordinary income equal to the excess of (a) the fair market value of the ordinary shares on the Purchase Date over (b) the purchase price paid for the ordinary shares. Seagate will be entitled to an income tax deduction in an amount equal to such excess for the taxable year in which such disposition occurs. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the participant has held the ordinary shares more than one year after the Purchase Date, and will be short-term if the participant has held the ordinary shares not more than one year from the Purchase Date. In general, the current maximum U.S. federal income tax rate on long-term capital gains is 15%, and short-term capital gains are taxed at the same rates as ordinary income. The current general maximum U.S. federal income tax rate for ordinary income (and therefore short-term capital gains) is 39.6%.

Upon a qualifying disposition, a participant will recognize ordinary income equal to the lesser of: the amount by which the fair market value of the ordinary shares on the date of the qualifying disposition exceeds the purchase price paid for the ordinary shares, or the amount by which the fair market value of the ordinary shares on the Offering Date exceeds the discounted Offering Price (that amount is typically 15% of the fair market value of the ordinary shares on the Offering Date). Seagate is not entitled to an income tax deduction with respect to such disposition. Any additional gain recognized upon the qualifying disposition will be capital gain. Under current law, the capital gain will be long-term because the ordinary shares were held for more than one year after the Purchase Date. In general, the maximum U.S. federal income tax rate on long-term capital gains is 15%.

Generally, if the fair market value of the ordinary shares on the date of a qualifying disposition is less than the purchase price paid for the ordinary shares, the participant will not recognize ordinary income, and any loss recognized will be a long-term capital loss. However, if the loss arises in connection with a disqualifying disposition, the participant may still recognize as ordinary income, and be taxed on, the excess of (a) the fair market value of the ordinary shares on the Purchase Date over (b) the purchase price paid for the ordinary shares.

New Plan Benefits

Future issuances of shares under the ESP Plan to our employees and the benefits such employees will receive as a result are not determinable at this time, since participation in the ESP Plan is voluntary; accordingly, we have not included a table reflecting such benefits.

Through August 3, 2017 we have issued a total of approximately 46,249,230 shares to employee participants under the ESP Plan.

Vote Required; Recommendation of the Board

A simple majority of all votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2017 AGM is required to approve Proposal 4.

The Board believes that it is in the best interests of the Company and its shareholders to continue to provide employees with the opportunity to acquire an ownership interest in the Company through their participation in the ESP Plan and thereby more closely align their interests with those of our shareholders and to provide employees with a valuable retention incentive.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AMENDMENT OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 5 – A NON-BINDING RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AND BINDING AUTHORIZATION OF AUDIT COMMITTEE TO SET AUDITORS’ REMUNERATION

(Ordinary Resolution)

At the 2017 AGM, shareholders will be asked to approve the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending June 29, 2018, and to authorize the Audit Committee of our Board to set the independent auditors’ remuneration. Ernst & Young LLP has been acting as our independent auditor for many years and, both by virtue of its long familiarity with the Company’s affairs and its ability, is considered best qualified to perform this important function.

Representatives of Ernst & Young LLP will be present at the 2017 AGM and will be available to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.

Vote Required; Recommendation of the Board

A simple majority of all votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2017 AGM is required to approve Proposal 5.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY AND TO AUTHORIZE THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Audit Committee Report

Our management is responsible for preparing and presenting our financial statements, and our independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of our annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and for auditing the effectiveness of our internal control over financial reporting as of the end of our fiscal year. One of the Audit Committee’s responsibilities is to monitor and oversee these processes. In connection with the preparation of the financial statements as of and for the fiscal year ended June 30, 2017, the Audit Committee performed the following tasks:

(1)	reviewed and discussed the audited financial statements for fiscal year 2017 with management and with Ernst & Young LLP;

(2)	reviewed and discussed with management its assessment and report on the effectiveness of our internal control over financial reporting as of June 30, 2017, which it made based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) (the COSO Criteria);

(3)	reviewed and discussed with Ernst & Young LLP its attestation report on the effectiveness of our internal control over financial reporting as of June 30, 2017, which report was included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017;

(4)	discussed with Ernst & Young LLP the matters required to be discussed by the PCAOB Auditing Standard No. 16 “Communications with Audit Committees (AS16)”, including Ernst & Young LLP’s judgment about the quality, in addition to the acceptability, of our accounting principles and underlying estimates in our financial statements; and

(5)	received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with Ernst & Young LLP their independence.

Based upon these reviews and discussions, the Audit Committee recommended, and the Board approved, that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017, for filing with the SEC.

Respectfully submitted, THE AUDIT COMMITTEE
Dr. Chong Sup Park, Chair Mark W. Adams Mei-Wei Cheng Dr. Dambisa F. Moyo

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Fees Paid to Independent Auditors

The aggregate fees paid or accrued by us for professional services provided by Ernst & Young LLP in fiscal years ended June 30, 2017 and July 1, 2016 are set forth below.

	Fiscal Year
	2017	2016
	(In thousands)
Audit Fees	$5,542	$5,586
Audit-Related Fees	231	502
Tax Fees	103	90
All Other Fees	5	3

Total	$5,881	$6,181

Audit Fees.    This category consists of professional services provided in connection with the integrated audit of our annual consolidated financial statements and the audit of internal control over financial reporting, the review of our unaudited quarterly consolidated financial statements, and audit services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The fees for fiscal year 2017 included services in connection with our debt offering, and in fiscal year 2016 included audit activities related to the acquisition of Dot Hill Systems Corp.

Audit-Related Fees.    This category consists of assurance and related services provided by Ernst & Young LLP that were reasonably related to the performance of the audit or review of our consolidated financial statements and which are not reported above under “Audit Fees”. For fiscal years 2017 and 2016, this category includes: pension plan and grant or similar audits, agreed upon procedures, engagements, and advisement on accounting matters that arose during those years in connection with the preparation of our annual and quarterly consolidated financial statements; and in 2016, fees related to due diligence procedures.

Tax Fees.    This category consists primarily of professional services provided by Ernst & Young LLP primarily for tax compliance for fiscal years 2017 and 2016.

All Other Fees.    This category consists of fees for the use of Ernst & Young LLP’s online accounting research tool for fiscal years 2017 and 2016 and iXBRL tagging services performed for fiscal year 2017.

In fiscal years 2017 and 2016, all audit, audit related, tax and all other fees were pre-approved by the Audit Committee. Under the SEC rules, subject to certain permitted de minimis criteria, pre-approval is required for all professional services rendered by the Company’s principal accountant. We are in compliance with these SEC rules. In making its recommendation to ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2018, the Audit Committee considered whether the services provided to us by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP from us. The Audit Committee has determined that the provision of these services by Ernst & Young LLP is compatible with maintaining that independence.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Pre-Approval of Services by Independent Auditors

The Audit Committee pre-approves all audit and other permitted non-audit services provided to us by our independent auditors. These services may include audit services, audit-related services, tax services and other permissible non-audit services. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has delegated the authority to grant pre-approvals to the Audit Committee Chair when the full Audit Committee is unable to do so. These pre-approvals are reviewed by the full Audit Committee at its next regular meeting. Our independent auditors and senior management periodically report to the Audit Committee regarding the extent of services provided by the independent auditors.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 6 – GRANT BOARD AUTHORITY TO ALLOT AND/OR ISSUE SHARES

(Ordinary Resolution)

Under Irish law, directors of an Irish company must have authority from its shareholders to allot and/or issue any of its authorized but unissued share capital. Because our current authority will expire on July 1, 2018, we are presenting this Proposal 6 to renew the Board’s authority to allot and/or issue our authorized shares on the terms set forth below.

We are seeking approval to authorize our Board, effective upon expiration of our existing authority noted above, to issue up to 33%, or 66% pursuant to a fully pre-emptive rights issue, of our issued ordinary share capital as of the latest practicable date before this Proxy Statement, for a period expiring 18 months from July 1, 2018, unless otherwise renewed, varied or revoked.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including in connection with our equity compensation plans (where required) and, if applicable, funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this Proposal 6 will only grant the Board the authority to issue shares that are already authorized under our Articles of Association upon the terms below. In addition, we note that, because we are a NASDAQ Global Select Market (“NASDAQ”) listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NASDAQ and SEC, including those rules that limit our ability to issue shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Irish law only and is not otherwise required for other U.S. companies listed on the NASDAQ with whom we compete. Accordingly, approval of this resolution would merely place us on par with NASDAQ-listed companies incorporated in the United States.

The text of this resolution is as follows:

“RESOLVED, as an ordinary resolution, that the directors be and are hereby generally and unconditionally authorized pursuant to sub-section (1) of Section 1021 of the Companies Act 2014 with effect from the passing of this resolution to exercise all powers of the Company to allot and/or issue relevant securities (within the meaning of sub-section (12) of Section 1021 of the Companies Act 2014) up to an aggregate nominal amount of $949.81 (94,981,463 shares) (being equivalent to approximately 33% of the aggregate nominal value of the issued ordinary share capital of the Company as of August 16, 2017 (the latest practicable date before this Proxy Statement)), and pursuant to a fully pre-emptive rights issue, up to an aggregate of $1,899.63 (189,962,927 shares being equivalent to approximately 66% of the aggregate nominal value of the issued ordinary share capital of the Company as of August 16, 2017 (the latest practicable date before this Proxy Statement)), and the authority conferred by this resolution shall expire 18 months from the date this authority takes effect, unless otherwise renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

Vote Required; Recommendation of the Board

As required under Irish law, the resolution with respect to this Proposal 6 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2017 AGM.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” GRANTING THE BOARD AUTHORITY TO ALLOT AND/OR ISSUE SHARES.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 7 – GRANT BOARD AUTHORITY TO OPT-OUT OF STATUTORY PRE-EMPTION RIGHTS

(Special Resolution)

Under Irish law, unless otherwise authorized, when an Irish company issues shares for cash, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). Because our current authority will expire on July 1, 2018, we are presenting this Proposal 7 to renew the Board’s authority to opt-out of the pre-emption right on the terms set forth below. Our directors may issue shares for cash in pursuance of any offer or agreement under our current authority until its expiry.

We are seeking shareholder approval to authorize our Board, upon expiration of our existing authority, to opt-out of the statutory pre-emption rights provision in the event of (1) the allotment of shares for cash in connection with any rights issue, and (2) the allotment of shares for cash, if the allotment is limited to up to 10% of our issued ordinary share capital as of August 16, 2017 (the latest practicable date before this Proxy Statement), provided that any amount above 5% is to be used for the purposes of an acquisition or a specified capital investment and, provided further that, in each case, such authorities commence as of July 1, 2018 and be limited to a period expiring 18 months from the date this authority takes effect, unless otherwise renewed, varied or revoked.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. Similar to the authorization sought for Proposal 6, this authority is fundamental to our business and enables us to issue shares under our equity compensation plans (where required) and if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this Proposal 7 will only grant the Board the authority to issue shares in the manner already permitted under our articles upon the terms below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could undermine the operation of our compensation plans and cause delays in the completion of acquisitions and capital raising for our business. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other U.S. companies listed on the NASDAQ with whom we compete. Accordingly, approval of this resolution would merely help us compete with other NASDAQ-listed companies.

“RESOLVED, as a special resolution, that, subject to the passing of the resolution with respect to Proposal 6 as set out above and with effect as of July 1, 2018, the directors be and are hereby empowered pursuant to Section 1023 of the Companies Act 2014 to allot equity securities (as defined in Section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal 6 as if Section 1022 did not apply to any such allotment, provided that this power shall be limited to:

a)	the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and

b)	the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $287.82 (28,782,262 shares) (being equivalent to

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

approximately 10% of the aggregate nominal value of the issued ordinary share capital of the Company as of August 16, 2017 (the latest practicable date before this Proxy statement)) provided that any such issuance above 5% of the aggregate nominal value of the issued ordinary share capital of the Company as of August 16, 2017 (the latest practicable date before this Proxy Statement) is to be used for the purposes of an acquisition or a specified capital investment;

and, in each case, the authority conferred by this resolution shall expire 18 months from the date this authority takes effect, unless otherwise renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

Vote Required; Recommendation of the Board

As required under Irish law, the resolution with respect to this Proposal 7 is a special resolution that requires the affirmative vote of at least 75% of the votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2017 AGM.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” GRANTING THE BOARD AUTHORITY TO OPT-OUT OF STATUTORY PRE-EMPTION RIGHTS.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 8 – DETERMINE THE PRICE RANGE AT WHICH THE COMPANY CAN RE-ALLOT SHARES HELD AS TREASURY SHARES

(Special Resolution)

Our open-market share repurchases and other share buyback activities, all effected by way of redemptions in accordance with our Articles of Association, may result in ordinary shares being acquired and held by the Company as treasury shares. We may re-allot treasury shares that we may acquire through our various share buyback activities including in connection with our executive and director compensation programs.

Under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury. In this Proposal 8, that price range is expressed as a minimum and maximum percentage of the closing market price of our ordinary shares on the NASDAQ the day preceding the day on which the relevant share is re-allotted. Under Irish law, this authorization must expire no later than 18 months after its passing unless renewed.

“RESOLVED, as a special resolution, that for purposes of Section 1078 of the Companies Act 2014, the re-allotment price at which any treasury shares (as defined by Section 106(1) of the Companies Act of 2014) held by the Company may be re-allotted off-market shall be as follows:

(a)        The maximum price at which a treasury share may be re-allotted off-market shall be an amount equal to 120% of the closing price on the NASDAQ for shares of that class on the day preceding the day on which the relevant share is re-allotted by Seagate.

(b)        The minimum price at which a treasury share may be re-allotted shall be the nominal value of the share where such a share is required to satisfy an obligation under an employees’ share scheme (as defined under Section 64(1) of the Companies Act 2014) or any share incentive plan operated by Seagate or, in all other cases, an amount equal to 90% of the closing price on the NASDAQ for shares of that class on the day preceding the day on which the relevant share is re-allotted by Seagate.

(c)        The re-allotment price range as determined by paragraphs (a) and (b) shall expire 18 months from the date of the passing of this resolution, unless previously varied, revoked or renewed in accordance with the provisions of Section 109 and/or Section 1078 (as applicable) of the Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on-market.”

Vote Required; Recommendation of the Board

As required under Irish law, the resolution with respect to this Proposal 8 is a special resolution that requires the affirmative vote of at least 75% of the votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2017 AGM.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO DETERMINE THE PRICE AT WHICH THE COMPANY CAN RE-ALLOT SHARES HELD AS TREASURY SHARES.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning the Company’s equity compensation plans as of June 30, 2017.

Equity compensation plans	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by shareholders	5,665,250(1)	$39.24(2)	31,589,031(3)
Equity compensation plans not approved by shareholders

Total	5,665,250	$39.24	31,589,031

(1)	This number includes 39,766 ordinary shares that were subject to issuance upon the exercise of share options granted under our Seagate Technology plc 2001 Share Option Plan (the “SOP”), 99,238 ordinary shares that were subject to issuance upon the exercise of share options granted under the 2004 SCP, 5,084,652 ordinary shares that were subject to issuance upon the exercise of shares options granted under the 2012 Plan, and 441,594 ordinary shares that were subject to issuance upon the exercise of shares options granted under the Dot Hill 2009 Equity Incentive Plan.
(2)	This value is calculated based on the exercise price of options outstanding under the SOP, the 2004 SCP and the 2012 Plan.
(3)	This number includes 30,761,435 ordinary shares available for future issuance under the 2012 Plan, 827,596 ordinary shares available for future issuance under the Dot Hill 2009 Equity Incentive Plan.

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

SHAREHOLDER PROPOSALS AND NOMINATIONS

Any proposal by a shareholder intended to be included in our Proxy Statement for the 2018 AGM must be received by the Company at its registered office at 38/39 Fitzwilliam Square, Dublin 2, Ireland, Attn: Company Secretary, no later than May 2, 2018. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, to be eligible for inclusion in our 2018 Proxy Statement.

The Company’s Articles of Association set forth procedures to be followed by shareholders who wish to nominate candidates for election to the Board in connection with annual general meetings of shareholders or who wish to bring other business before a shareholders’ general meeting. All such nominations must be accompanied by certain background and other information specified in the Articles of Association. A shareholder wishing to nominate a director for the 2018 AGM must provide written notice to the Company Secretary of their intention to make such nomination no earlier than April 2, 2018 and no later than May 2, 2018, that is by a date not less than 120 nor more than 150 days before the anniversary of the mailing of the Proxy Statement for our prior year’s annual general meeting and if such date occurs on a public holiday or a weekend, the next business day following such date. If the date of the 2018 AGM occurs more than 30 days before or after the anniversary of the 2017 AGM, then the written notice must be provided to the Company Secretary earlier than the 150th day prior to the date of the 2018 AGM and not later than the later of the 120th day prior to the date of the 2018 AGM or the 10th day following the day on which public announcement of the date of such meeting is first made.

Unless a shareholder who wishes to bring business before the 2018 AGM outside the processes of Rule 14a-8 (other than a nomination as outlined above, and subject to applicable rules) provides written notice of such business received by the Company Secretary, at the address specified above, no later than July 16, 2018, the Company-designated proxy holders will have discretionary authority to vote on any such proposal at the 2018 AGM with respect to all proxies submitted to us, even when we do not include in our Proxy Statement advice on the nature of the matter and how the Company-designated proxy holders intend to exercise their discretion to vote on the matter. If the date of the 2018 AGM occurs more than 30 days before or after the anniversary of the 2017 AGM, then such notice must be received by the Company Secretary, at the address specified above, not later than the later of the 75th day prior to the date of the 2018 AGM or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must include a description of the proposed item and the reasons the proposing shareholder believes its position concerning the item. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our 2018 Proxy Statement.

The Nominating and Corporate Governance Committee will consider all shareholder recommendations for candidates for Board membership, which should be sent to that Committee, care of the Company Secretary, at the address set forth above. In addition to considering candidates recommended by shareholders, the Committee considers potential candidates recommended by current directors, Seagate officers, employees and others. As stated in the Company’s Corporate Governance Guidelines, all candidates for Board membership are selected based upon their professional experience, recognized achievement in his or her respective field, willingness to make the commitment of time and effort required, good judgment, strength of character, reputation for integrity and personal and professional ethics, and an independent mind. Candidates recommended by shareholders are evaluated in the same manner as director candidates identified by any other means.

Irish law provides that any shareholder or shareholders holding not less than 50% of the paid-up share capital of the Company carrying voting rights may convene an extraordinary general meeting of the Company. Irish law provides any shareholder or shareholders holding not less than 10% of the paid-up share capital of the

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

Company carrying voting rights may requisition the directors to call an extraordinary general meeting at any time. The shareholders who wish to requisition an extraordinary general meeting must deposit a written notice at Seagate’s registered office, which is signed by the shareholders requisitioning the meeting and states the objects of the meeting. If the directors do not within 21 days of the date of deposit of the requisition proceed to convene a meeting to be held within two months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting but any meeting so convened cannot be held after the expiration of three months from the date of deposit of the requisition. These provisions of Irish law are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the Proxy Statement under the rules of the SEC.

If a shareholder wishes to communicate with the Board for any other reason, all such communications should be sent in writing, care of the Company Secretary, at the address set forth above.

DISCLOSURE OF INTERESTS

Under the Irish Companies Act 2014, persons must notify us if, as a result of a transaction, they will become interested in 3% or more of our shares or, if as a result of a transaction, the person who was interested in 3% or more of our shares ceases to be so interested. Where a person is interested in 3% or more of our shares, that person must notify us of any alteration in his or her interest that brings his or her total interest through the nearest whole percentage, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of that person’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the person’s interests that gave rise to the notification requirement. If a person fails to comply with these notification requirements, the person’s interest with respect to any of our ordinary shares that it holds will not be enforceable, either directly or indirectly. However, such person may apply to the Irish High Court to have the rights attaching to such shares reinstated.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Compensation Committee” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in that other filing.

Information contained on, or accessible through, our website is not a part of this Proxy Statement and is not deemed incorporated by reference hereunder for any purpose.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K (excluding exhibits) and our Irish Statutory Accounts, both for the fiscal year ended June 30, 2017, accompany this Proxy Statement. A printed copy of either document, including exhibits, will be furnished without charge to beneficial shareholders or shareholders of record upon request to Investor Relations, Seagate Technology plc, 10200 S. De Anza Boulevard, Cupertino, California 95014, or upon calling +1 (408) 658-1222.

HOUSEHOLDING

SEC rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

continues to receive a separate proxy card. This procedure is referred to as “householding.” While the Company does not household in mailings to its shareholders of record, a number of brokerage firms with account holders who are Company shareholders have instituted householding. In these cases, a single Proxy Statement and Annual Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If at any time a shareholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement and annual report, he or she should notify his or her broker. Any shareholder can receive a copy of the Company’s Proxy Statement and Annual Report by contacting the Company at Investor Relations, Seagate Technology plc, 10200 S. De Anza Boulevard, Cupertino, California 95014. Shareholders who hold their shares through a broker or other nominee who currently receive multiple copies of the Proxy Statement and Annual Report at their address and would like to request householding of their communications should contact their broker.

By Order of the Board,

Katherine E. Schuelke Senior Vice President, Chief Legal Officer and Company Secretary

August 30, 2017

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

2017 NOTICE OF MEETING AND PROXY STATEMENT

APPENDIX A: DIRECTORS’ REPORT AND FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2017

APPENDIX B: PROPOSED AMENDMENTS TO AMENDED AND RESTATED SEAGATE TECHNOLOGY PLC EMPLOYEE STOCK PURCHASE PLAN

SEAGATE TECHNOLOGY PLC	2017 Proxy Statement

Appendix A

Seagate Technology plc

Directors’ Report and Financial Statements
For the Year Ended 30 June 2017

SEAGATE TECHNOLOGY PLC

DIRECTORS’ REPORT AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 June 2017

SEAGATE TECHNOLOGY PLC

COMPANY INFORMATION

FOR THE YEAR ENDED 30 June 2017

DIRECTORS
Mark W. Adams (United States)

Frank J. Biondi, Jr. (United States)

Michael R. Cannon (United States)

Mei-Wei Cheng (United States)

William Coleman (United States)

Jay L. Geldmacher (United States)

Stephen J. Luczo (United States)

Dr. Chong Sup Park (United States)

Willam D. Mosley (United States)

Dr. Dambisa F. Moyo (United States)

Stephanie Tilenius (United States)

Edward J. Zander (United States)

SECRETARY	Katherine E. Schuelke

REGISTERED OFFICE	38/39 Fitzwilliam Square,
Dublin 2, Ireland.

REGISTERED NUMBER OF INCORPORATION	480010

SOLICITORS	Arthur Cox,
Ten Earlsfort Terrace,
Dublin 2
D02 T380.

AUDITORS	Ernst & Young,
Chartered Accountants,
Ernst & Young Building,
Harcourt Centre,
Harcourt Street,
Dublin 2.

SEAGATE TECHNOLOGY PLC

DIRECTORS’ REPORT

FOR THE YEAR ENDED 30 June 2017

The directors present herewith their report and audited consolidated financial statements for the year ended 30 June 2017.

In this Directors’ Report, unless the context indicates otherwise, as used herein, the terms “we,” “us,” “Seagate,” the “Company” and “our” refer to the Seagate Group.

REVIEW OF THE DEVELOPMENT OF THE BUSINESS

We are a leading provider of data storage technology and solutions. Our principal products are hard disk drives, commonly referred to as disk drives, hard drives or HDDs. In addition to HDDs, we produce a broad range of data storage products including solid state drives (“SSD”) and their related controllers, solid state hybrid drives (“SSHD”) and storage subsystems.

Hard disk drives are devices that store digitally encoded data on rapidly rotating disks with magnetic surfaces. Disk drives continue to be the primary medium of mass data storage due to their performance attributes, high quality and cost effectiveness. Complementing existing data center storage architecture, solid-state storage devices use integrated circuit assemblies as memory to store data, and most SSDs use NAND-based flash memory. In addition to HDDs and SSDs, SSHDs combine the features of SSDs and HDDs in the same unit, containing a large hard disk drive and an SSD cache to improve performance of frequently accessed data.

Our products are designed for mission critical and nearline applications in enterprise servers and storage systems; client compute applications, where our products are designed primarily for desktop and mobile computing; and client non-compute applications, where our products are designed for a wide variety of end user devices such as portable external storage systems, surveillance systems, network-attached storage (“NAS”), digital video recorders (“DVRs”) and gaming consoles.

Our cloud systems and solutions extend innovation from the device into the information infrastructure, onsite and in the cloud. Our portfolio includes modular original equipment manufacturer (“OEM”) storage systems and scale-out storage servers.

Industry Overview

Data Storage Industry

The data storage industry is comprised of companies that manufacture components or subcomponents designed for data storage devices and companies that provide storage solutions, software and services for enterprise cloud, big data and computing platforms.

Markets

The principal markets served by the data storage industry are:

Enterprise Storage.     We define enterprise storage as dedicated storage area networks and hyperscale cloud storage environments. Enterprise data centers run solutions which are designed for mission critical performance and nearline high capacity applications.

Mission critical applications are defined as those that are vital to the operation of large-scale enterprise workloads, requiring high performance and high reliability storage solutions. We expect the market for mission critical enterprise storage solutions to continue to be driven by enterprises utilizing dedicated storage area networks. Our storage solutions are comprised principally of high performance enterprise class disk drives with sophisticated firmware and communications technologies.

Nearline applications are defined as those which require high capacity and energy efficient storage solutions. We expect such applications, which include storage for cloud computing, content delivery and backup services, will continue to grow and drive demand for solutions designed with these attributes. With the increased requirements for storage driven by the creation and consumption of media-rich digital content, we expect the increased exabyte demand will require further build-out of data centers by cloud service providers and other enterprises which utilize high capacity nearline devices.

Enterprise serial attached SCSI (“SAS”) SSDs are designed to deliver superior performance, reliability and enterprise features to meet the demands of I/O-intensive applications, with potential for substantial power savings. Non-Volatile Memory Express (“NVMe”) SSDs and add-in cards are designed to optimize enterprise applications with a persistent, high-performance, high-capacity memory design. They also leverage flash and software to accelerate any server virtualized deployment and moves any big data to the realm of real time.

Client Compute.    We define client compute applications as solutions designed for desktop and mobile compute applications ranging from traditional laptops, tablets and convertible systems. As the storage of digital content in the cloud becomes more prominent and accessible, some client compute applications rely less on built-in storage, which is supplemented by cloud computing solutions and branded external hard drives.

Client Non-Compute.    We define client non-compute applications as solutions designed for consumer electronic devices and disk drives used for external storage. Disk drives designed for consumer electronic devices are primarily used in applications such as surveillance systems, NAS and DVRs that require a higher capacity, low cost-per-gigabyte storage solution. Disk drives for external storage is designed for purposes such as portable external storage, and to augment storage capacity in the consumer’s current desktop, notebook, tablet or DVR devices. We believe the proliferation and personal creation of media-rich digital content will continue to create increasing consumer demand for higher capacity storage solutions.

Cloud Systems and Solutions.     We define cloud systems and solutions as applications that provide cloud based solutions to businesses for the purpose of scale-out storage solutions and modular systems. Systems can contain HDDs and SSDs and can offer file management systems, software, and even compute power.

Participants in the data storage industry include:

Major subcomponent manufacturers.    Companies that manufacture components or subcomponents used in data storage devices or solutions include companies that supply spindle motors, heads and media, application specific integrated circuits (“ASICs”).

Hardware storage solutions manufacturers.    Companies that transform components into storage products include disk drive manufacturers and semiconductor storage manufacturers which include integrating flash memory into storage products such as SSDs.

System integrators.    Companies, such as OEMs, that bundle and package storage solutions into client compute, client non-compute or enterprise applications as well as enterprise storage solutions. Distributors that integrate storage hardware and software into end-user applications and Cloud Service Providers (“CSP”) that provide cloud based solutions to businesses for the purpose of scale-out storage solutions and modular systems that are also included in this category.

Storage services.    Companies that provide and host services and solutions, which include storage, backup, archiving, recovery and discovery of data.

Hyperscale Data Centers.     Increasingly, large hyperscale data center companies are designing their own storage subsystems and having those built by contract manufacturers for use inside their own data centers. This trend is reshaping the storage system and subsystem market and driving innovation in system design and changes in the competitive landscape of the large storage system vendors.

Demand for Data Storage

The continued advancement of the cloud, the proliferation of a variety of mobile devices globally, development of the Internet of Things (“IoT”), increasingly pervasive use of video surveillance, evolution of consumer electronic devices, and enterprise use of big data analytics are driving the growth of digital content. Factors contributing to the growth of digital content include:

•	Creation, sharing, and consumption of media-rich digital content, such as high-resolution photos, high definition video, and digital music through smart phones, tablets, digital cameras, personal video cameras, DVRs, gaming consoles or other digital devices;
•	Creation, aggregation and distribution of digital content through services and other offerings such as Facebook®, Instagram®, iTunes®, Netflix®, Google® and YouTube®;
•	New surveillance systems which feature higher resolution digital cameras and thus require larger data storage capacities;
•	Creation and collection of data through the evolution of the IoT ecosystem, big data analytics and new technology trends such as self-driving cars and drones;
•	Build out of large numbers of cloud data centers by cloud service providers and private companies transitioning on-site data centers into the cloud; and
•	Protection of increased digital content through redundant storage on backup devices and externally provided storage services.

As a result of these factors, the nature and volume of content being created requires greater storage, which is more efficiently and economically facilitated by higher capacity storage devices in order to store, manage, distribute, analyze and backup such content. We expect this to support the growth in demand for data storage solutions in developed and emerging economies well into the future.

The amount of data created as well as where and how data is stored continues to evolve with the proliferation of mobile devices, the growth of cloud computing, and the evolving IoT. In addition, the economics of storage infrastructure are also evolving with the utilization of public and private hyper-scale storage and open-source solutions reducing the total cost of ownership of storage while increasing the speed and efficiency with which customers can leverage massive computing and storage devices. Accordingly, we expect these trends will continue to create significant demand for data storage solutions going forward.

Demand Trends for Disk Drives

We believe that continued growth in digital content requires increasingly higher storage capacity in order to store, aggregate, host, distribute, analyze, manage, backup and use such content. We also believe that as architectures evolve to serve the growing commercial and consumer user base throughout the world, the manner in which hard drives are delivered to market and utilized by our customers will evolve as well.

We believe that in the foreseeable future the traditional enterprise and client compute markets that require high-capacity storage solutions, and the data intensive client non-compute markets will continue to be best served by hard disk drives due to the industry’s ability to deliver the most cost effective, reliable and energy efficient mass storage devices although the advance of solid state technology in the above markets is expected to increase as well. Furthermore, the increased use of client non-compute devices that both consume media-rich digital content streamed from the cloud and create rich digital content that is stored in the cloud, increases the demand for high capacity hard disk drives in enterprise nearline applications.

We also believe that as hard disk drive capacities continue to increase, unit demand does not reflect the increase in exabytes demand. In recent years, this trend has resulted in demand for fewer units, but with higher average capacity per drive.

Industry Supply Balance

From time to time the HDD industry has experienced periods of imbalance between supply and demand. To the extent that the disk drive industry builds or maintains capacity based on expectations of demand that do not materialize, price erosion may become more pronounced. Conversely, during periods where demand exceeds supply, price erosion is generally muted.

Our Business

Disk Drive Technology

The design and manufacturing of disk drives depends on highly advanced technology and manufacturing techniques and therefore requires high levels of research and development spending and capital equipment investments. We design, fabricate and assemble a number of the most important components found in our disk drives, including read/write heads and recording media. Our design and manufacturing operations are based on technology platforms that are used to produce various disk drive products that serve multiple data storage applications and markets. Our core technology platforms are focused around the areal density of media and read/write head technologies. Using an integrated platform design and manufacturing leverage approach allows us to deliver a portfolio of disk drive products to service a wide range of data storage applications and industries.

Disk drives that we manufacture are commonly differentiated by the following key characteristics:

•	storage capacity, commonly expressed in gigabytes (“GB”) or terabytes (“TB”), which is the amount of data that can be stored on the disk drive;

•	spindle rotation speed, commonly expressed in revolutions per minute (“RPM”), which has an effect on speed of access to data;

•	interface transfer rate, commonly expressed in megabytes per second, which is the rate at which data moves between the disk drive and the computer controller;

•	average seek time, commonly expressed in milliseconds, which is the time needed to position the heads over a selected track on the disk surface;

•	data transfer rate, commonly expressed in megabytes per second, which is the rate at which data is transferred to and from the disk drive;

•	input/output operations per second (“IOPS”), commonly expressed in megabytes per second, which is the maximum number of reads and writes to a storage location;

•	product quality and reliability, commonly expressed in annualized return rates; and

•	energy efficiency, commonly measured by the power output necessary to operate the disk drive.

Areal density is measured by storage capacity per square inch on the recording surface of a disk. The storage capacity of a disk drive is determined by the number of disks it contains as well as the areal density capability of these disks. We have been pursuing, and will continue to pursue, a number of technologies to increase areal densities across the entire range of our products for expanding disk drive capacities and reducing the number of disks and heads per drive to further reduce product costs.

Manufacturing

We design and produce our own read/write heads and recording media, which are critical technologies for disk drives. This integrated approach enables us to lower costs and to improve the functionality of components so that they work together efficiently.

We believe that because of our vertical design and manufacturing strategy, we are well suited to take advantage of the opportunities to leverage the close interdependence of components for disk drives. Our manufacturing efficiency and flexibility are critical elements of our integrated business strategy. We continuously seek to improve our manufacturing efficiency and reduce manufacturing cost by:

•	employing manufacturing automation;

•	improving product quality and reliability;

•	integrating our supply chain with suppliers and customers to enhance our demand visibility and reduce our working capital requirements;

•	coordinating between our manufacturing group and our research and development organization to rapidly achieve volume manufacturing; and

•	operating our facilities at optimal capabilities.

A vertically integrated model, however, tends to have less flexibility when demand moderates as it exposes us to higher unit costs as capacity utilization is not optimized.

Components and Raw Materials

Disk drives incorporate certain components, including a head disk assembly and a printed circuit board mounted to the head disk assembly, which are sealed inside a rigid base and top cover containing the recording components in a contamination controlled environment. We maintain a highly integrated approach to our business by designing and manufacturing a significant portion of the components we view as critical to our products, such as recording heads and media.

Read/Write Heads.    The function of the read/write head is to scan across the disk as it spins, magnetically recording or reading information. The tolerances of recording heads are extremely demanding and require state-of-the-art equipment and processes. Our read/write heads are manufactured with thin-film and photolithographic processes similar to those used to produce semiconductor integrated circuits, though challenges in magnetic film properties and topographical structures are unique to the disk drive industry. We perform all primary stages of design and manufacture of read/write heads at our facilities. We use a combination of internally manufactured and externally sourced read/write heads, the mix of which varies based on product mix, technology and our internal capacity levels.

Media.    Information is written to the media, or disk, as it rotates at very high speeds past the read/write head. The media is made from non-magnetic material, usually aluminum alloy or glass, and is coated with thin layers of magnetic materials. We use a combination of internally manufactured and externally sourced finished media and aluminum substrates, the mix of which varies based on product mix, technology and our internal capacity levels. We purchase all of our glass substrates from third parties.

Printed Circuit Board Assemblies.    The printed circuit board assemblies (“PCBAs”) are comprised of standard and custom ASICs and ancillary electronic control chips. The ASICs control the movement of data to and from the read/write heads and through the internal controller and interface, which communicates with the host computer. The ASICs and control chips form electronic circuitry that delivers instructions to a head positioning mechanism called an actuator to guide the heads to the selected track of a disk where the data is recorded or retrieved. Disk drive manufacturers use one or more industry standard interfaces such as serial advanced technology architecture (“SATA”); small computer system interface (“SCSI”); SAS; or Fibre Channel (“FC”) to communicate to the host systems. We outsource to third parties the manufacture and assembly of the PCBAs used in our disk drives. We do not manufacture any ASICs, but we participate in their proprietary design.

Head Disk Assembly.    The head disk assembly consists of one or more disks attached to a spindle assembly powered by a spindle motor that rotates the disks at a high constant speed around a hub. Read/write heads, mounted on an arm assembly, similar in concept to that of a record player, fly extremely close to each disk surface and record data on and retrieve it from concentric tracks in the magnetic layers of the rotating disks. The read/write heads are mounted vertically on an E-shaped assembly (“E-block”) that is actuated by a voice-coil motor to allow the heads to move from track to track. The E-block and the recording media are mounted inside the head disk assembly. We purchase spindle motors from outside vendors and from time to time participate in the design of the motors that go into our products. We use a combination of internally manufactured and externally sourced head disk assemblies.

Disk Drive Assembly.    Following the completion of the head disk assembly, it is mated to the PCBA, and the completed unit goes through extensive defect mapping and testing prior to packaging and shipment. Disk drive assembly and test operations occur primarily at facilities located in China and Thailand. We perform subassembly and component manufacturing operations at our facilities in China, Malaysia, Northern Ireland, Singapore, Thailand and in the United States. In addition, third parties manufacture and assemble components and disk drive assemblies for us in various countries worldwide.

Suppliers of Components and Industry Constraints.    There are a limited number of independent suppliers of components, such as recording heads and media, available to disk drive manufacturers. Vertically integrated disk drive manufacturers, who manufacture their own components, are less dependent on external component suppliers than less vertically integrated disk drive manufacturers.

Commodity and Other Manufacturing Costs.    The production of disk drives requires rare earth elements, precious metals, scarce alloys and industrial commodities, which are subject to fluctuations in prices and the supply of which has at times been constrained. In addition to increased costs of components and commodities, volatility in fuel costs may also increase our costs related to commodities, manufacturing and freight. As a result, we may increase our use of ocean shipments to help offset any increase in freight costs.

Products

We offer a broad range of storage solutions for the enterprise, data center, client compute and client non-compute applications. We offer more than one product within each product category and differentiate products on the basis of price, performance, form factor, capacity, interface, power consumption efficiency, security features, and other customer integration requirements. Our industry is characterized by continuous and significant advances in technology which contribute to rapid product life cycles. We list our main current product offerings below.

Enterprise Storage

Enterprise Performance HDDs.     Our 10,000 and 15,000 RPM Enterprise Performance disk drives feature increased throughput and improved energy efficiency, targeted at high random performance server application needs. Performance 10,000 RPM HDDs ship in storage capacities ranging from 300GB to 2.4TB, and our 15,000 RPM HDDs ship in storage capacities ranging from 146GB to 900GB.

Enterprise Capacity and Archive HDDs.     Our Enterprise Capacity disk drives ship in 2.5-inch and 3.5-inch form factors and in storage capacities of up to 12TB that mainly rotate at a speed of 7,200 RPM. These products are designed for bulk data storage and server environments that require high capacity, enterprise reliability, energy efficiency, integrated security, and SATA and SAS interfaces. Our Archive HDDs provide up to 8TB of low-cost storage designed specifically for active archive storage environments in cloud data centers where very low cost and power are paramount.

Enterprise SSDs.    Our SAS SSD are available in capacities up to 3.8TB and feature 12GB per second interface to deliver the speed and consistency needed for demanding enterprise storage and server applications. We also offer a wide range of NVMe and SATA interface SSDs and add-in cards in our Nytro family with capacities up to 7.7TB.

Client Compute

Desktop HDDs and SSHDs.    Our 3.5-inch desktop drives ship in both traditional HDD and SSHD configurations and offer up to 10TB of capacity. Desktop drives are designed for applications such as personal computers and workstations.

Mobile HDDs and SSHDs.    Our family of 2.5-inch laptop drives ship in a variety of capacities (up to 5TB) and technologies (HDD and SSHD) to support mobile needs. Used in applications ranging from traditional laptops, convertible systems and external storage, our drives are built to address a range of performance needs and sizes for affordable, high capacity storage.

Client Non-Compute

Surveillance HDDs.    Our surveillance drives are built to support the high-write workload of an always-on, always-recording video surveillance system. These surveillance optimized drives are built to support the growing needs of the surveillance market with support for multiple hard drive (“HD”) streams and capacities up to 10TB.

NAS HDDs.    Our NAS drives are built to support the performance and reliability demanded by small and medium businesses, and incorporate interface software with custom-built error recovery controls, power settings, and vibration tolerance. Our NAS HDD solutions are available in capacities up to 10TB.

Video HDDs.    Our Video HDDs are used in video applications like DVR’s and media centers. These disk drives are optimized for video streaming in always-on applications with capacities up to 4TB to support leading-edge digital entertainment.

Gaming HDDs.    Gaming HDDs are specifically optimized for console gaming usage. These products are designed to enhance gaming experience during game-load and game-play and are available in capacities up to 2TB.

Branded Solutions.    Our external backup storage solutions are shipped under the Backup Plus and Expansion product lines, as well as under the Maxtor and LaCie brand names. These product lines are available in capacities up to 120TB.

Customers

We sell our products to major OEMs, distributors and retailers.

The following table summarizes our HDD revenue by channel and by geography:

	Fiscal Years Ended
	30 June 2017	1 July 2016
Revenues by Channel (%)

OEM	67%	69%

Distributors	18%	17%

Retail	15%	14%

Revenues by Geography (%) (1)

Americas	31%	29%

EMEA	17%	17%

Asia Pacific	52%	54%

(1)	Revenue is attributed to countries based on the shipping location.

OEM customers typically enter into master purchase agreements with us. These agreements provide for pricing, volume discounts, order lead times, product support obligations and other terms and conditions including sales programs offered to promote selected products. Deliveries are scheduled only after receipt of purchase orders. In addition, with limited lead-time, customers may defer most purchase orders without significant penalty. Anticipated orders from many of our customers have in the past failed to materialize or OEM delivery schedules have been deferred or altered as a result of changes in their business needs.

Our distributors generally enter into non-exclusive agreements for the resale of our products. They typically furnish us with a non-binding indication of their near-term requirements and product deliveries are generally scheduled accordingly. The agreements and related sales programs typically provide the distributors with limited right of return and price protection rights. In addition, we offer sales programs to distributors on a quarterly and periodic basis to promote the sale of selected products in the sales channel.

Our retail channel consists of our branded storage products sold to retailers either by us directly or by our distributors. Retail sales made by us or our distributors typically require greater marketing support, sales incentives and price protection periods.

In fiscal years 2017 and 2016, Dell Inc. accounted for approximately 10% and 12% of consolidated revenue, respectively. In fiscal year 2016, HP Inc., formerly known as Hewlett-Packard Company, completed its separation with Hewlett Packard Enterprise Company, and each company accounted for less than 10% of our consolidated revenue in both fiscal year 2017 and 2016. See “Principal Risks and Uncertainties-We may be adversely affected by the loss of, or reduced, delayed or canceled purchases by, one or more of our major customers”

Competition

We compete primarily with manufacturers of hard drives used in the enterprise, client compute and client non-compute applications. We are also a supplier of Enterprise SSDs, NVMe add-in cards, cloud storage solutions and storage subsystems through our acquisitions. The markets that we participate in are highly competitive. Disk drive manufacturers compete for a limited number of major disk drive customers but also compete with other companies in the data storage industry that provide SSDs and NVMe add-in technology. Some of the principal factors used by customers to differentiate among data storage solutions manufacturers are storage capacity, product performance, product quality and reliability, price per unit and price per gigabyte, time-to-market and time-to-volume leadership, storage/retrieval access times, data transfer rates, form factor, product warranty and support capabilities, supply continuity and flexibility, power consumption, total cost of ownership, and brand. While different markets and customers place varying levels of emphasis on these factors, we believe that our products are competitive with respect to many of these factors in the markets that we currently address.

Principal Disk Drive Competitors.    There are three companies in the data storage industry that manufacture disk drives:

•	Seagate, selling the Seagate, LaCie and Maxtor brands;
•	Western Digital Corporation, operating the Western Digital, Hitachi Global Storage Technologies subsidiaries and SanDisk; and
•	Toshiba Corporation.

Other Competition.    We are seeing direct competition from SSD’s that is adversely impacting demand for HDD in some markets including Notebook and Enterprise Mission Critical. We expect that this trend will continue although we believe both product types will be required in the market to satisfy the growing demand for data storage.

Price Erosion.    Historically, our industry has been characterized by price declines for disk drive products with comparable capacity, performance and feature sets (“like-for-like products”). Price declines for like-for-like products (“price erosion”) tend to be more pronounced during periods of:

•	economic contraction in which competitors may use discounted pricing to attempt to maintain or gain market share;

•	few new product introductions when competitors have comparable or alternative product offerings; and

•	industry supply exceeding demand.

Disk drive manufacturers typically attempt to offset price erosion with an improved mix of disk drive products characterized by higher capacity, better performance and additional feature sets and product cost reductions.

We believe the HDD industry experienced modest price erosion in fiscal years 2017 and 2016.

Product Life Cycles and Changing Technology.     Success in our industry has been dependent to a large extent on the ability to balance the introduction and transition of new products with time-to-volume, performance, capacity and quality metrics at a competitive price, level of service and support that our customers expect. Generally, the drive manufacturer that introduces a new product first benefits from improved product mix, favorable profit margins and less pricing pressure until comparable products are introduced. Changing technology also necessitates on-going investments in research and development, which may be difficult to recover due to rapid product life cycles and economic declines. Further, there is a continued need to successfully execute product transitions and new product introductions, as factors such as quality, reliability and manufacturing yields continue to be of significant competitive importance.

Seasonality

The disk drive industry traditionally experiences seasonal variability in demand with higher levels of demand in the second half of the calendar year. This seasonality is driven by consumer spending in the back-to-school season from late summer to fall and the traditional holiday shopping season from fall to winter. In fiscal year 2016, beyond traditional seasonality, variability of sales was a reflection of more cyclical demand from CSPs based on the timing of large systems installations and the shift of the underlying technology. We believe fiscal year 2017 reflected seasonality consistent with historical patterns.

Research and Development

We are committed to developing new component technologies, products and alternative storage technologies. Our research and development focus is designed to bring new products to market in high volume, with quality attributes that our customers expect, before our competitors. Part of our product development strategy is to leverage a design platform and/or subsystem within product families to serve different market needs. This platform strategy allows for more efficient resource utilization, leverages best design practices, reduces exposure to changes in demand, and allows for achievement of lower costs through purchasing economies. Our advanced technology integration effort focuses disk drive and component research on recording subsystems, including read/write heads and recording media; market-specific product technology; and technology focused towards new business opportunities. The primary purpose of our advanced technology integration effort is to ensure timely availability of mature component technologies to our product development teams as well as allowing us to leverage and coordinate those technologies in the design centers across our products in order to take advantage of opportunities in the marketplace. During fiscal years 2017 and 2016, we had product development expenses of approximately $1,232 million and $1,237 million respectively, which represented 11% and 11% of our consolidated revenue, respectively.

Patents and Licenses

As of 30 June 2017, we had approximately 5,600 US patents and 1,300 patents issued in various foreign jurisdictions as well as approximately 1,100 US and 900 foreign patent applications pending. The number of patents and patent applications will vary at any given time as part of our ongoing patent portfolio management activity. Due to the rapid technological change that characterizes the data storage industry, we believe that, in addition to patent protection, the improvement of existing products, reliance upon trade secrets, protection of unpatented proprietary know-how and development of new products are also important to our business in establishing and maintaining a competitive advantage. Accordingly, we intend to continue our efforts to broadly protect our intellectual property, including obtaining patents, where available, in connection with our research and development program.

We have patent licenses with a number of companies. Additionally, as part of our normal intellectual property practices, we may be engaged in negotiations with other major data storage companies and component manufacturers with respect to patent licenses.

The data storage industry is characterized by significant litigation arising from time to time relating to patent and other intellectual property rights. Because of rapid technological development in the data storage industry, some of our products have been, and in the future could be, alleged to infringe existing patents of third parties. From time to time, we receive claims that our products infringe patents of third parties. Although we have been able to resolve some of those claims or potential claims by obtaining licenses or rights under the patents in question without a material adverse effect on us, other claims have resulted in adverse decisions or settlements. In addition, other claims are pending, which if resolved unfavorably to us could have a material adverse effect on our business and results of operations. For more information on these claims, see “Note 14. Legal, Environmental and Other Contingencies.” The costs of engaging in intellectual property litigation in the past have been, and in the future may be, substantial, irrespective of the merits of the claim or the outcome.

Backlog

In view of industry practice, whereby customers may cancel or defer orders with little or no penalty, we believe backlog in the disk drive industry is of limited indicative value in estimating future performance and results.

Environmental Matters

Our operations are subject to US and foreign laws and regulations relating to the protection of the environment, including those governing discharges of pollutants into the air and water, the management and disposal of hazardous substances and wastes and the cleanup of contaminated sites. Some of our operations require environmental permits and controls to prevent and reduce air and water pollution, and these permits are subject to modification, renewal and revocation by issuing authorities.

We have established environmental management systems and continually update environmental policies and standard operating procedures for our operations worldwide. We believe that our operations are in material compliance with applicable environmental laws, regulations and permits. We budget for operating and capital costs on an ongoing basis to comply with environmental laws. If additional or more stringent requirements are imposed on us in the future, we could incur additional operating costs and capital expenditures.

Some environmental laws, such as the Comprehensive Environmental Response Compensation and Liability Act of 1980 (as amended, the “Superfund” law) and its state equivalents, can impose liability for the cost of cleanup of contaminated sites upon any of the current or former site owners or operators or upon parties who sent waste to these sites, regardless of whether the owner or operator owned the site at the time of the release of hazardous substances or the lawfulness of the original disposal activity. We have been identified as a potentially responsible party at several sites. At each of these sites, we have an assigned portion of the financial liability based on the type and amount of hazardous substances disposed of by each party at the site and the number of financially viable parties. We have fulfilled our responsibilities at some of these sites and remain involved in only a few at this time.

While our ultimate costs in connection with these sites is difficult to predict with complete accuracy, based on current estimates of cleanup costs and our expected allocation of these costs, we do not expect costs in connection with these sites to be material.

We may be subject to various state, federal and international laws and regulations governing the environment, including those restricting the presence of certain substances in electronic products. For example, the European Union (“EU”) enacted the Restriction of the Use of Certain Hazardous Substances in Electrical and Electronic Equipment, which prohibits the use of certain substances, including lead, in certain products, including disk drives and server storage products, put on the market after 1 July 2006. Similar legislation has been or may be enacted in other jurisdictions, including in the United States, Canada, Mexico, Taiwan, China, Japan and others. The European Union REACH Directive (Registration, Evaluation, Authorization, and Restriction of Chemicals, EC 1907/2006) also restricts substances of very high concern (“SVHCs”) in products.

Employees

At 30 June 2017, we employed approximately 41,000 employees and temporary employees worldwide, of which approximately 33,000 were located in our Asian operations. We believe that our future success will depend in part on our ability to attract and retain qualified employees at all levels. We believe that our employee relations are good.

REVIEW OF THE PERFORMANCE OF THE BUSINESS

Fiscal Year 2017 Summary

During the fiscal year 2017, we shipped 263 exabytes, generating revenue of $10.8 billion and gross margin of 29%. Our operating cash flow was $1.9 billion. We repurchased approximately 12 million of our ordinary shares during the year for approximately $460 million. We issued $750 million of 4.25% Senior Notes due 2022 and $500 million of 4.875% Senior Notes due 2024 and paid $316 million for the redemption and repurchase of our outstanding debt, as well as paid $561 million in dividends in fiscal year 2017.

Results of Operations

We list in the tables below summarized information from our Consolidated Profit and Loss Account by dollars and as a percentage of revenue:

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
Revenue	$10,771	$11,160
Cost of revenue	7,597	8,545

Gross profit	3,174	2,615
Product development	1,232	1,237
Marketing and administrative	606	635
Amortization of intangibles	104	123
Restructuring and other, net	178	175

Operating earnings	1,054	445
Other income and charges, net	(239)	(171)

Income before taxes	815	274
Income tax expense	43	26

Net income	$772	$248

	Fiscal Years Ended
(as a percentage of Revenue)	30 June 2017	1 July 2016
Revenue	100%	100%
Cost of revenue	71	77

Gross profit	29	23
Product development	11	11
Marketing and administrative	5	6
Amortization of intangibles	1	1
Restructuring and other, net	2	2

Operating earnings	10	4
Other income and charges, net	(2)	(2)

Income before taxes	8	2
Income tax expense	1	—

Net income	7%	2%

The following table summarizes HDD information regarding average drive selling prices (“ASPs”), exabytes shipped, and revenues by channel and geography:

	Fiscal Years Ended
	30 June 2017	1 July 2016
ASPs (US Dollars per unit)	$66	$61
Exabytes Shipped	263	233
Revenues by Channel (%)
OEMs	67%	69%
Distributors	18%	17%
Retailers	15%	14%
Revenues by Geography (%)
Americas	31%	29%
EMEA	17%	17%
Asia Pacific	52%	54%

Revenue

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016	Change	% Change
Revenue	$10,771	$11,160	$ (389)	(3)%

Revenue in fiscal year 2017 decreased approximately 3% or $0.4 billion, from fiscal year 2016, as a result of price erosion partially offset by an increase in exabytes shipped.

Gross Profit

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016	Change	% Change
Cost of revenue	$7,597	$8,545	$(948)	(11)%
Gross profit	$3,174	$2,615	$559	21%
Gross profit percentage	29%	23%

For fiscal year 2017, gross margin as a percentage of revenue increased by 600 basis points compared to the prior fiscal year due to a favorable product mix and improved factory utilization resulting from cost savings due to our ongoing workforce reductions and manufacturing consolidation activities, partially offset by price erosion.

Operating Expenses

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016	Change	% Change
Product development	$1,232	$1,237	$(5)	— %
Marketing and administrative	606	635	(29)	(5)%
Amortization of intangibles	104	123	(19)	(15)%
Restructuring and other, net	178	175	3	2%

Operating expenses	$2,120	$2,170	$(50)

Product Development Expense.    Product development expenses for fiscal year 2017 decreased from fiscal year 2016 primarily due to a $102 million decrease in salaries and related benefits as a result of an increase in operational efficiencies in our business and the restructuring of our workforce in the prior periods, offset by a $71 million increase in variable compensation and share-based compensation driven by better financial performance and a $26 million increase in impairment charges related to the closure of our Korea design center.

Marketing and Administrative Expense.    Marketing and administrative expenses for fiscal year 2017 decreased from fiscal year 2016 primarily due to a decrease in salaries and related benefits of $52 million as a result of the restructuring of our workforce in prior periods, a $28 million cost reduction resulting from an increase in operational efficiencies in our business and the completion of certain promotional and branding activities in fiscal year 2016, partially offset by a $51 million increase in variable compensation and share-based compensation driven by better financial performance.

Amortization of Intangibles.    Amortization of intangibles for fiscal year 2017 decreased by $19 million, as compared to fiscal year 2016, due to certain intangible assets reaching the end of their useful life.

Restructuring and Other, net.    Restructuring and other, net for fiscal year 2017 was comprised primarily of restructuring charges recorded during the September 2016 quarter and March 2017 quarter to reduce our workforce by approximately 6,800 employees, as we continue to consolidate our global footprint across Asia, EMEA and the Americas.

Restructuring and other, net for fiscal year 2016 comprised of restructuring charges recorded during the September 2015 quarter, March 2016 quarter and June 2016 quarter, to reduce our workforce by approximately 4,600 employees and align our manufacturing footprint with current macroeconomic conditions.

Other income and charges, net

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016	Change	% Change
Other income and charges, net	$(239)	$(171)	$(68)	40%

Other income and charges, net for fiscal year 2017 increased by $68 million, as compared to fiscal year 2016 primarily due to the $33 million of other income associated with the final payment of unpaid interest on the arbitration award amount in the Company’s case against Western Digital in fiscal year 2016 which did not recur in fiscal year 2017, a $12 million increase from impairment of certain strategic investments and $24 million interest expense on the issuance of $750 million of 4.25% Senior Notes due 2022 and $500 million of 4.875% Senior Notes due 2024.

Income Taxes

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016	Change	% Change
Income tax expense	$43	$26	$17	65%

We recorded an income tax expense of $43 million for fiscal year 2017 compared to an income tax expense of $26 million for fiscal year 2016. Our fiscal year 2017 income tax expense included approximately $2 million of net tax expense associated with various non-recurring items. Our fiscal year 2016 income tax expense included approximately $22 million of income tax benefits primarily associated with the release of tax reserves due to the expiration of certain statutes of limitation.

Our Irish tax resident parent holding company owns various US and non-US subsidiaries that operate in multiple non-Irish income tax jurisdictions. Our worldwide operating income is either subject to varying rates of income tax or is exempt from income tax due to tax holiday programs we operate under in Malaysia, Singapore and Thailand. These tax holidays are scheduled to expire in whole or in part at various dates through 2024.

Our income tax expense recorded for fiscal year 2017 differed from the income tax expense that would be derived by applying the Irish statutory rate of 25% to income before income taxes, primarily due to the net effect of (i) tax benefits related to non-US earnings generated in jurisdictions that are subject to tax holidays or tax incentive programs and are considered indefinitely reinvested outside of Ireland, (ii) a decrease in valuation allowance for certain deferred tax assets, and (iii) permanent differences. Our income tax expense recorded for fiscal year 2016 differed from the income tax expense that would be derived by applying the Irish statutory rate of 25% to income before income taxes, primarily due to the net effect of (i) tax benefits related to non-US earnings generated in jurisdictions that are subject to tax holidays or tax incentive programs and are considered indefinitely reinvested outside of Ireland, (ii) tax benefits associated with the reversal of previously recorded taxes, and (iii) a decrease in valuation allowance for certain deferred tax assets. The acquisition of Dot Hill System Corporation did not have a material impact on our effective tax rate.

Based on our non-US ownership structure and subject to (i) potential future increases in our valuation allowance for deferred tax assets; and (ii) a future change in our intention to indefinitely reinvest earnings from our subsidiaries outside of Ireland, we anticipate that our effective tax rate in future periods will generally be less than the Irish statutory rate.

At 30 June 2017, our deferred tax asset valuation allowance was approximately $966 million.

At 30 June 2017, we had net deferred tax assets of $602 million, excluding $2 million of deferred taxes on intra-entity transactions. The realization of most of these deferred tax assets is primarily dependent on our ability to generate sufficient US and certain non-US taxable income in future periods. Although realization is not assured, we believe that it is more likely than not that these deferred tax assets will be realized. The amount of deferred tax assets considered realizable, however, may increase or decrease in subsequent periods when we re-evaluate the underlying basis for our estimates of future US and certain non-US taxable income.

As of 30 June 2017, approximately $560 million and $101 million of our total US net operating loss and tax credit carryforwards, respectively, are subject to annual limitations from $1 million to $45 million pursuant to US tax law.

We are required to file US federal, US, state, and non-US income tax returns. We are no longer subject to tax examination of US federal income tax returns for years prior to fiscal year 2014. With respect to US state and non-US income tax returns, we are generally no longer subject to tax examination for years ending prior to fiscal year 2006.

The Company generated a net income of $772 million and $248 million for the fiscal years ended 30 June 2017 and 1 July 2016, respectively. These amounts have been transferred to reserves.

PRINCIPAL RISKS AND UNCERTAINTIES

The Company’s operations expose it to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, the following:

If we fail to predict demand accurately for our products in any quarter, we may not be able to recapture the cost of our investments which may materially adversely affect our financial results and the results of our operations.

Our industry operates primarily on quarterly purchasing cycles, with much of the order flow in any given quarter typically coming at the end of that quarter. Our quarterly results are subject to substantial fluctuations and can be difficult to predict. Our manufacturing process requires us to make significant product-specific investments in inventory in each quarter for that quarter’s production. Since we typically receive the bulk of our orders late in a quarter after we have made our investments, there is a risk that our orders will not be sufficient to allow us to recapture the costs of our investment before the products resulting from that investment have become obsolete. We cannot provide any assurance that we will be able to accurately predict demand in the future.

Our revenues in any quarter are substantially dependent upon customer orders in that quarter. We attempt to project future orders based in part on estimates from our major customers. Our customers’ estimated requirements are not always accurate and we therefore cannot predict our quarterly revenues with any degree of certainty. In addition, we derive a portion of our revenues in each quarter from a number of relatively large orders. If one or more of our major customers decide to defer a purchase order or delays product acceptance in any given quarter, this is likely to result in reduced total revenues for that quarter.

The difficulty in forecasting demand also increases the difficulty in anticipating our inventory requirements, which may cause us to over-produce finished goods, resulting in increased working capital requirements, or under-produce finished goods, adversely affecting our ability to meet customer requirements and maintain our market share. Additionally, the risk of inventory write-offs could increase if we were to continue to hold higher inventory levels. Our uneven sales cycle makes inventory management challenging and future financial results less predictable. We cannot be certain that we will be able to recover the costs associated with increased inventory.

Other factors that may negatively impact our ability to recapture the cost of investments in any given quarter include:

•	the impact of variable demand and an aggressive pricing environment for disk drives;
•	the impact of competitive product announcements and possible excess industry supply both with respect to particular disk drive products and with respect to competing alternative storage technology solutions such as solid state drives (“SSDs”) in tablet, notebook and enterprise compute applications;
•	our inability to reduce our fixed costs to match sales in any quarter because of our vertical manufacturing strategy may increase our capital expenditures;
•	dependence on our ability to successfully qualify, manufacture and sell in increasing volumes on a cost-effective basis and with acceptable quality our disk drive products, particularly the new disk drive products with lower cost structures;
•	uncertainty in the amount of purchases from our distributor customers who from time to time constitute a large portion of our total sales;
•	our product mix and the related margins of the various products;
•	accelerated reduction in the price of our disk drives due to technological advances and/or an oversupply of disk drives in the market and shifting trends in demand which can create supply and demand imbalances;
•	manufacturing delays or interruptions, particularly at our manufacturing facilities in China, Malaysia, Northern Ireland, Singapore, Thailand, or the United States;
•	limited access to components that we obtain from a single or a limited number of suppliers;
•	the impact of changes in foreign currency exchange rates on the cost of producing our products and the effective price of our products to foreign consumers; and
•	operational issues arising out of the increasingly automated nature of our manufacturing processes.

In addition, the demand for client non-compute products can be even more volatile and unpredictable than the demand for client compute products. In some cases, our products manufactured for client non-compute applications are uniquely configured for a single customer’s application, which creates a risk of unwanted and unsellable inventory if the anticipated volumes are not realized. This potential for unpredictable volatility is increased by the possibility of competing alternative storage technologies like flash memory meeting the customers’ cost and capacity metrics, resulting in a rapid shift in demand from our products and disk drive technology, generally, to alternative storage technologies. Unpredictable fluctuations in demand for our products or rapid shifts in demand from our products to alternative storage technologies in new client non-compute applications could materially adversely impact our future results of operations.

Market acceptance of new product introductions cannot be accurately predicted, and our results of operations will suffer if there is less demand for our new products than is anticipated.

The markets for our products are characterized by rapid technological change, frequent new product introductions and technology enhancements, uncertain product life cycles and changes in customer demand. The success of our new product introductions is dependent on a number of factors, including market acceptance, our ability to manage the risks associated with product transitions, the effective management of inventory levels in line with anticipated product demand and the risk that our new products will have quality problems or other defects in the early stages of introduction that were not anticipated in the design of those products. Accordingly, we cannot accurately determine the ultimate effect that our new products will have on our results of operations. Failure to accurately anticipate customers’ need and accurately identify the shift in technological changes could materially adversely affect our long-term financial results.

Historically, our results of operations have substantially depended upon our ability to be among the first-to-market with new product offerings. We may face technological, operational and financial challenges in developing new products. In addition, our investments directed toward new product development may not yield the anticipated benefits. Our market share and results of operations in the future may be adversely affected if we fail to:

•	consistently maintain our time-to-maturity performance with our new products;
•	produce these products in sufficient volume;
•	qualify these products with key customers on a timely basis by meeting our customers’ performance and quality specifications; or
•	achieve acceptable manufacturing yields, quality and costs with these products.

In addition, the success of our new product introductions is dependent upon our ability to qualify as a primary source of supply with our OEM customers. In order for our products to be considered by our customers for qualification, we must be among the leaders in time-to-market with those new products. Once a product is accepted, any failure or delay in the qualification process or a requirement that we requalify can result in our losing sales to that customer until new products are introduced. The limited number of high-volume OEMs magnifies the effect of missing a product qualification opportunity. These risks are further magnified because we expect competitive pressures to result in declining sales, eroding prices, and declining gross margins on our current generation products. If the delivery of our products is delayed, our OEM customers may use our competitors’ products to meet their production requirements. We cannot assure that we will be among the leaders in time-to-market with new products or that we will be able to successfully qualify new products with our customers in the future.

We face the related risk that consumers and businesses may wait to make their purchases if they want to buy a new product that has been announced but not yet released. If this were to occur, we may be unable to sell our existing inventory of products that may be less efficient and cost effective compared to new products. As a result, even if we are among the first-to-market with a given product, subsequent introductions or announcements by our competitors of new products could cause us to lose revenue and not achieve a positive return on our investment in existing products and inventory.

If we cannot successfully deliver competitive products, our future results of operations may be adversely affected.

Our industries are highly competitive and our failure to anticipate and respond to technological and market developments could harm our ability to compete.

We operate in markets that are highly competitive and subject to rapid change and that are significantly affected by new product introductions, substantial price erosion and lower prices as part of a strategy to gain or retain market share and customers. Should these practices continue, we may need to continually reduce our prices for existing products to retain our market share, which could adversely affect our results of operations.

Our ability to offset the effect of price erosion through new product introductions at higher average prices is diminished to the extent competitors introduce products into particular markets ahead of our similar, competing products. Our ability to offset the effect of price erosion is also diminished during times when supply exceeds demand for a particular product.

Market share for our products can be negatively affected by our customers’ diversifying their sources of supply as our competitors enter the market for particular products, as well as by our ability to ramp volume production of new product offerings. When our competitors successfully introduce product offerings that are competitive with our recently introduced products, our customers may quickly diversify their sources of supply. Any significant decline in our market share in any of our principal market applications would adversely affect our results of operations.

Our principal sources of competition include:

•	disk drive manufacturers, such as Western Digital Corporation and Toshiba;
•	companies providing storage subsystems and components to OEMs;
•	electronic manufacturing services (“EMS”) companies acquiring the necessary skills and intellectual property to enter the enterprise data storage marketplace; and
•	collaborations between in-house development teams of existing and potential customers and a combination of EMS, contract electronic manufacturing (“CEM”) or emerging technology companies.

We also experience competition from other companies that produce alternative storage technologies like flash memory, where increasing capacity, decreasing cost, energy efficiency and improvements in performance ruggedness have resulted in competition with our lower capacity, smaller form factor disk drives. This competition has traditionally been in the markets for handheld consumer electronics applications and now it also includes SSDs for tablet, notebook and enterprise compute applications. Certain customers for both notebook and enterprise compute applications are adopting SSDs as alternatives to hard drives in certain applications. Further adoption of these alternative storage technologies may impact the competitiveness of our product portfolio and reduce our market share and adversely affect our results of operation.

The markets for our data storage system products are also characterized by technological change driven in part by the adoption of new industry standards. These standards provide mechanisms to ensure technology component interoperability can occur and may reduce our capability for differentiation or innovation and our affected products would revert to commodity status. This could lower the barriers to entry to our market away from our specialist research and development skills and enable entry for the general-purpose design skills found in some large EMS and CEM companies. Commodity markets are driven by extremely low margins and very aggressive competitive pricing. If our market becomes more commoditized and we fail to deliver innovative value-added alternatives to our customers, we will have difficulty competing against the larger EMS and CEM companies. If we are unable to compete successfully against our current and future competitors, we could experience profit margin reductions or loss of market share, which could significantly harm our financial condition.

We may be unable to effectively plan and make strategic changes in our business which may materially adversely affect our financial and business results. Additionally, we may not achieve the intended benefits of our strategic change efforts.

We may not be able to identify suitable strategic alliances, acquisitions, joint ventures or investment opportunities, to successfully acquire and integrate companies that provide complementary products or technologies or to realize the anticipated benefits of such transactions.

Our growth strategy involves pursuing strategic alliances with, making acquisitions of, forming joint ventures with or making investments in other companies that are complementary to our business. There is substantial competition for attractive strategic alliance, acquisition, joint venture and investment candidates. Additionally, the current trend of consolidation in the data storage industry may materially adversely affect our business and financial results and our future growth prospects. Accordingly, we may not be able to identify suitable strategic alliances, acquisition, joint venture, or investment candidates. Even if we can identify them, we cannot assure you that we will be able to partner with, acquire or invest in suitable candidates, or integrate acquired technologies or operations successfully into our existing technologies and operations. Moreover, our ability to finance potential strategic alliances, acquisitions, joint ventures or investments may be limited by our leverage level, the covenants contained in the instruments that govern our outstanding indebtedness, and any agreements governing any other debt we may incur.

If we are successful in forming strategic alliances or acquiring, forming joint ventures or making investments in other companies, any of these transactions may have an adverse effect on our results of operations, particularly while the operations of an acquired business are being integrated. It is also likely that integration of acquired companies would lead to the loss of key employees from those companies or the loss of customers of those companies. In addition, the integration of any acquired companies would require substantial attention from our senior management, which may limit the amount of time available to be devoted to our day-to-day operations or to the execution of our strategy. Growth by strategic alliance, acquisition, joint venture or investment involves an even higher degree of risk to the extent we combine new product offerings and enter new markets in which we have limited experience, and no assurance can be given that acquisitions of entities with new or alternative business models will be successfully integrated or achieve their stated objectives. There can be no assurance that we will realize the anticipated benefits of any strategic alliance, acquisition, joint venture or investment that we make or, if we do, how long it will take to achieve such benefits.

Furthermore, the expansion of our business involves the risk that we might not manage our growth effectively, that we would incur additional debt to finance these acquisitions or investments, that we may have impairment of goodwill or acquired intangible assets associated with these acquisitions and that we would incur substantial charges relating to the write-off of in-process research and development. Each of these items could have a material adverse effect on our financial condition and results of operations.

In addition, we could issue additional ordinary shares in connection with future strategic alliances, acquisitions, joint ventures or investments. Issuing shares in connection with such transactions would have the effect of diluting your ownership percentage of the ordinary shares and could cause the price of our ordinary shares to decline.

If we do not develop products in time to keep pace with technological changes, our results of operations will be adversely affected.

Our customers demand new generations of disk drive products as advances in computer hardware and software have created the need for improved storage products, with features such as increased storage capacity, improved performance and reliability and lower cost. We, and our competitors, have developed improved products, and we will need to continue to do so in the future. Such product development requires significant investments in research and development. We cannot assure you that we will be able to successfully complete the design or introduction of new products in a timely manner, that we will be able to manufacture new products in sufficient volumes with acceptable manufacturing yields, that we will be able to successfully market these new products or that these products will perform to specifications on a long-term basis. In addition, the impact of slowing areal density growth may adversely impact our ability to be successful.

When we develop new products with higher capacity and more advanced technology, our results of operations may decline because the increased difficulty and complexity associated with producing these products increases the likelihood of reliability, quality or operability problems. If our products suffer increases in failures, are of low quality or are not reliable, customers may reduce their purchases of our products and our manufacturing rework and scrap costs and service and warranty costs may increase. In addition, a decline in the reliability of our products may make us less competitive as compared with other disk drive manufacturers or competing technologies.

We may fail to successfully anticipate technological shifts, business opportunities and market demand. Additionally, the barriers to entry in developing NAND flash memory products and SSDs may materially adversely affect our future growth prospects. We may fail to develop new products, identify business strategies and introduce competitive product offerings to meet those technological shifts which may materially adversely affect our ability to compete effectively and may impact our future financial results.

Servicing our indebtedness requires a significant amount of cash, and we may not have sufficient cash flow from our business to pay our substantial debt.

We are leveraged and have significant debt service obligations. Our significant debt and debt service requirements could adversely affect our ability to operate our business and may limit our ability to take advantage of potential business opportunities and reduce our options for capital allocation. For example, our high level of debt presents the following risks:

•	we are required to use a substantial portion of our cash flow from operations to pay principal and interest on our debt, thereby reducing the availability of our cash flow to fund working capital, capital expenditures, product development efforts, strategic acquisitions, investments and alliances, and other general corporate requirements;

•	our substantial leverage increases our vulnerability to economic downturns and adverse competitive and industry conditions and could place us at a competitive disadvantage compared to those of our competitors that are less leveraged;

•	our debt service obligations could limit our flexibility in planning for, or reacting to, changes in our business and our industry and could limit our ability to pursue other business opportunities, borrow more money for operations or capital in the future and implement our business strategies;

•	our level of debt may restrict us from raising additional financing on satisfactory terms to fund working capital, capital expenditures, product development efforts, strategic acquisitions, investments and alliances, and other general corporate requirements; and

•	covenants in our debt instruments limit our ability to pay future dividends or make other restricted payments and investments.

In the event that we need to refinance all or a portion of our outstanding debt as it matures, we may not be able to obtain terms as favorable as the terms of our existing debt or refinance our existing debt at all. If prevailing interest rates or other factors existing at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to the refinanced debt would increase. Furthermore, if any rating agency changes our credit rating or outlook, our debt and equity securities could be negatively affected, which could adversely affect our ability to refinance existing debt or raise additional capital.

In addition, our business may not generate cash flow in an amount sufficient to enable us to pay the principal of, or interest on, our indebtedness or to fund our other liquidity needs, including working capital, capital expenditures, product development efforts, strategic acquisitions, investments and alliances and other general corporate requirements.

Our ability to generate cash is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control. We cannot assure you that:

•	our business will generate sufficient cash flow from operations;

•	we will continue to realize the cost savings, revenue growth and operating improvements that result from the execution of our long-term strategic plan; or

•	future sources of funding will be available to us in amounts sufficient to enable us to fund our liquidity needs.

If we cannot fund our liquidity needs, we will have to take actions such as reducing or delaying capital expenditures, product development efforts, strategic acquisitions, investments and alliances, and other general corporate requirements. We cannot assure you that any of these remedies could, if necessary, be effected on commercially reasonable terms, or at all, or that they would permit us to meet our scheduled debt service obligations. In addition if we incur additional debt, the risks associated with our substantial leverage, including the risk that we will be unable to service our debt or generate enough cash flow to fund our liquidity needs, could intensify.

Changes in demand for computer systems and storage subsystems may in the future cause a decline in demand for our products.

Our products are components in computers, data storage systems, and consumer electronics devices. The demand for these products has been volatile. Unexpected slowdowns in demand for computer systems, storage subsystems or consumer electronics devices generally cause sharp declines in demand for our products. Declines in consumer spending could have a material adverse effect on demand for our products and services and on our financial condition and results of operations.

While sales to Client Non-Compute and Cloud Systems and Solutions markets are becoming a more significant source of revenue, sales to the Client Compute market remain an important part of our business. The Client Compute market, however, has been, and we expect it to continue to be, adversely affected by the growth of tablet computers, smart phones and similar devices and that perform many of the same capabilities as computers, the lengthening of product life cycles and macroeconomic conditions. We believe that the deterioration of the Client Compute market has accelerated recently, and that this accelerated deterioration may continue or further accelerate, which could cause our operating results to suffer. Additionally, if demand in the Client Compute market is worse than expected as a result of these or other conditions, demand for our products in the Client Compute market may decrease at a faster rate and our operating results may be adversely affected.

The Enterprise Storage market has been adversely affected by the growth of the utilization of NAND flash in mission critical applications. This deterioration of the Enterprise Storage market could cause our operating results to suffer. The potential migration of the Enterprise Storage market to NAND flash memory products and an acceleration of the pace of migration may materially adversely affect our financial results.

Causes of declines in demand for our products in the past have included weakness in macroeconomic environments, announcements or introductions of major new operating systems or semiconductor improvements or changes in consumer preferences, such as the shift to mobile devices. We believe these announcements and introductions have from time to time caused consumers to defer their purchases and made inventory obsolete. Whenever an oversupply of our products causes participants in our industry to have higher than anticipated inventory levels, we experience even more intense price competition from other manufacturers than usual which may materially adversely affect our financial results.

Increases in the areal density of disk drives may outpace customers’ demand for storage capacity.

The rate of increase in areal density, or storage capacity per square inch on a disk, may be greater than the increase in our customers’ demand for aggregate storage capacity, particularly in certain market applications like client compute. As a result, our customers’ storage capacity needs may be satisfied with lower priced, low capacity disk drives. These factors could decrease our sales, especially when combined with continued price erosion, which could adversely affect our results of operations.

We may not be successful in our efforts to grow our cloud systems and silicon group.

We have made and are continuing to make investments to develop our Cloud Systems and Silicon group. Our Cloud Systems and Silicon group is subject to the following risks:

•	the cloud systems and solutions market may develop more slowly than we expect;
•	we may be unable to accurately estimate and predict data center capacity and requirements;
•	we may not be able to offer compelling solutions to enterprises and consumers;
•	our Cloud Systems and Silicon group generally has a long and unpredictable sales cycle, and growth in this business is likely to depend on relatively large customer orders, which may increase the variability of our results of operations and the difficulty of matching revenues with expenses; and
•	the current uncertainty surrounding net neutrality may cause the data center and cloud business to grow at a slower rate than expected.

Our results of operations and share price may be adversely affected if we are not successful in our efforts to grow our cloud computing business as anticipated. In addition, our growth in this sector may bring us into closer competition with some of our customers or potential customers, which may decrease their willingness to do business with us.

Changes in the macroeconomic environment have negatively impacted, and may continue to, negatively impact our results of operations.

Due to the continuing uncertainty about current macroeconomic conditions affecting consumer and enterprise spending, we believe our customers may postpone spending in response to volatility in credit and equity markets, negative financial news and/or declines in income or asset values, all of which could have a material adverse effect on the demand for our products. Additionally, enterprise spending continues to remain cautious in many regions around the world. Other factors that could influence demand include conditions in the labor market, healthcare costs, access to credit, consumer confidence and other macroeconomic factors affecting consumer spending behavior. These and other economic factors could have a material adverse effect on demand for our products and on our financial condition and operating results.

Macroeconomic developments like the ongoing withdrawal of the United Kingdom from the European Union, the debt crisis in certain countries in the European Union and slowing economies in parts of Asia and South America could negatively affect our business, operating results or financial condition which, in turn, could adversely affect our stock price. A general weakening of, and related declining corporate confidence in, the global economy or the curtailment in government or corporate spending could cause current or potential customers to reduce their IT budgets or be unable to fund hardware systems, which could cause customers to delay, decrease or cancel purchases of our products or cause customers not to pay us or to delay paying us for previously purchased products and services.

Our quarterly results of operations fluctuate, sometimes significantly, from period to period, and may cause our share price to decline.

Our quarterly revenue and results of operations may fluctuate, sometimes significantly, from period to period. These fluctuations, which we expect to continue, may be occasioned by a variety of factors, including:

•	current uncertainty in global economic conditions may pose a risk to the overall economy;
•	adverse changes in the level of economic activity in the major regions in which we do business;
•	competitive pressures resulting in lower selling prices by our competitors targeted to encourage shifting of customer demand;
•	delays or problems in our introduction of new, more cost-effective products, the inability to achieve high production yields or delays in customer qualification or initial product quality issues;
•	changes in purchasing patterns by our distributor customers;
•	application of new or revised industry standards;
•	disruptions in our supply chain;
•	increased costs or adverse changes in availability of supplies of raw materials or components;
•	the impact of corporate restructuring activities that we have and may continue to engage in;
•	changes in the demand for the computer systems and data storage products that contain our products due to seasonality, economic conditions and other factors;
•	changes in purchases from period to period by our primary customers;
•	shifting trends in customer demand which, when combined with overproduction of particular products, particularly when the industry is served by multiple suppliers, results in unfavorable supply/demand imbalances;
•	our high proportion of fixed costs, including research and development expenses;
•	any impairments in goodwill or other long-lived assets;
•	announcements of new products, services or technological innovations by us or our competitors; and
•	adverse changes in the performance of our products.

As a result, we believe that quarter-to-quarter and year-over-year comparisons of our revenue and results of operations may not be meaningful, and that these comparisons may not be an accurate indicator of our future performance. Our results of operations in one or more future quarters may fail to meet the expectations of investment research analysts or investors, which could cause an immediate and significant decline in the trading price of our ordinary shares.

Because we experience seasonality in the sales of our products, our results of operations will generally be adversely impacted during the second half of our fiscal year.

Sales of computer systems, storage subsystems and consumer electronics tend to be seasonal, and therefore we expect to continue to experience seasonality in our business as we respond to variations in our customers’ demand for our products. In particular, we anticipate that sales of our products will continue to be lower during the second half of our fiscal year. In the client compute and client non-compute market applications of our disk drive business, this seasonality is partially attributable to the historical trend in our results derived from our customers’ increased sales of desktop computers, notebook computers, and consumer electronics during the back-to-school and winter holiday season. In the enterprise market our sales are seasonal because of the capital budgeting and purchasing cycles of our end users. Since our working capital needs peak during periods in which we are increasing production in anticipation of orders that have not yet been received, our results of operations will fluctuate seasonally even if the forecasted demand for our products proves accurate. Furthermore, it is difficult for us to evaluate the degree to which this seasonality may affect our business in future periods because of the rate and unpredictability of product transitions and new product introductions, particularly in the client non-compute market, as well as macroeconomic conditions.

We have a long and unpredictable sales cycle for enterprise data storage solutions.

Our enterprise data storage solutions are technically complex and we typically supply them in high quantities to a small number of customers. Many of our products are also tailored to meet the specific requirements of individual customers, and are often integrated by our customers into the systems and products that they sell. Factors that affect the length of our sales cycle include:

•	the time required for testing and evaluating our products before they are deployed;
•	the size of the deployment; and
•	the degree of system configuration necessary to deploy our products.

As a result, our sales cycle for enterprise data storage solutions is often in excess of one year, and the length of our sales cycle is frequently unpredictable. In addition, the emerging and evolving nature of the market for the products that we sell may lead prospective customers to postpone their purchasing decisions. We invest resources and incur costs during this cycle that may not be recovered if we do not successfully conclude sales. These factors lead to difficulty in matching revenues with expenses, and to increased expenditures which together may adversely impact our results of operations.

We may be adversely affected by the loss of, or reduced, delayed or canceled purchases by, one or more of our major customers.

Some of our key customers account for a large portion of our disk drive revenue. While we have longstanding relationships with many of our customers, if any of our key customers were to significantly reduce their purchases from us, our results of operations would be adversely affected. While sales to major customers may vary from period to period, a major customer that permanently discontinues or significantly reduces its relationship with us could be difficult to replace. In line with industry practice, new customers usually require that we pass a lengthy and rigorous qualification process at the customer’s cost. Accordingly, it may be difficult or costly for us to attract new major customers. Additionally, mergers, acquisitions, consolidations or other significant transactions involving our customers generally entail risks to our business. If a significant transaction involving any of our key customers results in the loss of or reduction in purchases by these key customers, it could have a materially adverse effect on our business, results of operations, financial condition and prospects.

We are dependent on sales to distributors and retailers, which may increase price erosion and the volatility of our sales.

A substantial portion of our sales has been to distributors of disk drive products. Certain of our distributors may also market other products that compete with our products. Product qualification programs in this distribution channel are limited, which increases the number of competing products that are available to satisfy demand, particularly in times of lengthening product cycles. As a result, purchasing decisions in this channel are based largely on price, terms and product availability. Sales volumes through this channel are also less predictable and subject to greater volatility than sales to our OEM customers. In addition, deterioration in business and economic conditions could exacerbate price erosion and volatility as distributors lower prices to compensate for lower demand and higher inventory levels. Our distributors’ ability to access credit for purposes of funding their operations may also affect purchases of our products by these customers.

If distributors reduce their purchases of our products or prices decline significantly in the distribution channel or if distributors experience financial difficulties or terminate their relationships with us, our revenues and results of operations would be adversely affected.

We believe that industry demand for storage products in the long-term is increasing due to the proliferation of media-rich digital content in consumer applications and is fueling increased consumer demand for storage. This has led to the expansion of our branded solutions such as external storage products to provide additional storage capacity and to secure data in case of disaster or system failure, or to provide independent storage solutions for multiple users in home or small business environments. Consumer spending on retail sales of our branded solutions has deteriorated in some markets and may continue to do so if poor global economic conditions continue and higher levels of unemployment persist. This could have a material adverse effect on demand for our products and services and on our financial condition and results of operations.

In addition, such retail sales of our branded solutions traditionally experience seasonal variability in demand with higher levels of demand in the first half of our fiscal year driven by consumer spending in the back-to-school season from late summer to fall and the traditional holiday shopping season from fall to winter. Additionally, our ability to reach such consumers depends on us maintaining effective working relationships with major retailers and distributors. Failure to anticipate consumer demand for our branded solutions as well as an inability to maintain effective working relationships with retail and online distributors may adversely impact our future results of operations.

Our international sales and manufacturing operations subject us to risks related to disruptions in foreign markets, currency exchange fluctuations, longer payment cycles, seasonality, limitations imposed by a variety of legal and regulatory regimes, potential adverse tax consequences, increased costs, our customers’ credit and access to capital, health-related risks, and access to personnel.

We have significant sales and manufacturing operations in foreign countries, including manufacturing facilities, sales personnel and customer support operations. We have manufacturing facilities in China, Malaysia, Northern Ireland, Singapore and Thailand, in addition to those in the United States. Additionally, the manufacturing of some of our products is concentrated in certain geographical locations. The production of certain drive subassemblies are limited to Thailand and the production of media is limited to Singapore. Disruptions in the economic, environmental, political, legal or regulatory landscape in these countries may have a material adverse impact on our manufacturing operations.

Our international operations are subject to economic risks inherent in doing business in foreign countries, including the following:

•	Disruptions in Foreign Markets. Disruptions in financial markets and the deterioration of the underlying economic conditions in the past in some countries, including those in Asia, United Kingdom and the European Union have had an impact on our sales to customers located in, or whose end-user customers are located in, these countries.

•	Fluctuations in Currency Exchange Rates. Prices for our products are denominated predominately in US dollars, even when sold to customers that are located outside the United States. An increase in the value of the dollar could increase the real cost to our customers of our products in those markets outside of the US where we sell in dollars. This could adversely impact our sales and market share in such areas or increase pressure on us to lower our price, and adversely impact our profit margins. A weakened dollar could increase the cost of expenses such as payroll, utilities, tax, and marketing expenses, as well as overseas capital expenditures. Any of these events could have a material adverse effect on our results of operations. We may attempt to manage the impact of foreign currency exchange rate changes by, among other things, entering into foreign currency forward exchange contracts. However, these contracts may not cover our full exposure and subject us to certain counterparty credit risks. See “Financial Risk Management disclosures” of this report for additional information about our foreign currency exchange risk.

•	Longer Payment Cycles. Our customers outside of the United States are sometimes allowed longer time periods for payment than our US customers. This increases the risk of nonpayment due to the possibility that the financial condition of particular customers may worsen during the course of the payment period.

•	Seasonality. Seasonal reductions in the business activities of our customers during the summer months, particularly in Europe, and the impact of international holidays like the Chinese New Year, typically result in lower earnings during those periods.

•	Legal and Regulatory Limitations. Our international operations are affected by limitations on imports, tariffs, duties, currency exchange control regulations, price controls, export control laws, antitrust matters including the trade and economic sanctions administered by the Office of Foreign Assets Control, and other restraints on trade. In addition, China, Malaysia, Northern Ireland, Singapore and Thailand, in which we have significant operating assets, and the European Union have exercised and continue to exercise significant influence over many aspects of their domestic economies including, but not limited to, fair competition, tax practices, anti-corruption, antitrust, price controls and international trade. Although we have implemented policies and procedures designed to ensure compliance, there can be no assurance that our employees, contractors, or agents will not violate these or other applicable laws, rules and regulations to which we may be subject. Violations of these laws and regulations could lead to significant penalties, restraints on our export or import privileges, monetary fines, government investigations, disruption of our operating activities, criminal proceedings and regulatory or other actions that could materially adversely affect our results of operations.

•	Potential Adverse Tax Consequences. Our international operations create a risk of potential adverse tax consequences, including imposition of withholding or other taxes on payments by our subsidiaries. In addition, our taxable income in any jurisdiction is dependent upon acceptance of our operational practices and intercompany transfer pricing by local tax authorities as being on an arm’s length basis. Due to inconsistencies in application of the arm’s length standard among taxing authorities, as well as a lack of adequate treaty-based protection, transfer pricing challenges by tax authorities could, if successful, substantially increase our income tax expense. We are subject to tax audits around the world, and are under audit in various jurisdictions, and such jurisdictions may assess additional income tax against us. Although we believe our tax positions are reasonable, the final determination of tax audits could be materially different from our recorded income tax provisions and accruals. The ultimate results of an audit could have a material adverse effect on our operating results or cash flows in the period or periods for which that determination is made and could result in increases to our overall tax expense in subsequent periods. In light of the ongoing fiscal challenges many countries are facing, various levels of government are increasingly focused on tax reform and other legislative action to increase tax revenue. In addition, the Organization for Economic Cooperation and Development’s Base Erosion and Profit Shifting recommendations are reshaping international tax rules in numerous countries. These actual and potential changes in the relevant tax laws applicable to corporate multinationals along with potential changes in accounting and other laws, regulations, administrative practices, principles, and interpretations could increase the risk of double taxation, cause increased tax audit activity, and could impact our effective tax rate.

•	Increased Costs. The shipping and transportation costs associated with our international operations are typically higher than those associated with our US operations, resulting in decreased operating margins in some foreign countries.

•	Credit and Access to Capital Risks. Our international customers could have reduced access to working capital due to higher interest rates, reduced bank lending resulting from contractions in the money supply or the deterioration in the customer’s or its bank’s financial condition, or the inability to access other financing.

•	Global Health Outbreaks. The occurrence of a pandemic disease may adversely impact our operations, and some of our key customers. Such diseases could also potentially disrupt the timeliness and reliability of the distribution network we rely on.

•	Tariffs or Other Restrictions on Foreign Imports. The US government could impose tariffs or other restrictions on foreign imports. The implementation of a border tax, tariff or higher customs duties on our products manufactured abroad or components that we import into the US, or any potential corresponding actions by other countries in which we do business, could negatively impact our financial performance.

•	Access to Personnel. There is substantial competition for qualified and capable personnel in certain jurisdictions in which we operate, including China, which may make it difficult for us to recruit and retain qualified employees in sufficient numbers. Increased difficulty in recruiting or retaining sufficient and adequate personnel in our international operations may lead to increased manufacturing and employment compensation costs, which could adversely affect our results of operations.

We could suffer a loss of revenue and increased costs, exposure to significant liability including legal and regulatory consequences, reputational harm, and other serious negative consequences if we encounter cyber-attacks, ransomware or other data security breaches that disrupt our operations or result in the dissemination of proprietary or confidential information about us or our customers or other third-parties.

Our operations are dependent upon our ability to protect our computer equipment and the electronic data stored in our databases from damage by, among other things, earthquake, floods, fire, natural disasters, accidents, power disruptions, telecommunications failures, acts of terrorism or war, employee misconduct, physical or electronic break-ins, cyber-attacks, ransomware, system security breaches or similar events or disruptions. We manage and store various proprietary information and sensitive or confidential data relating to our operations. In addition, our outsourcing services and cloud computing businesses routinely process, store, and transmit large amounts of data for our customers and vendors, including sensitive and personally identifiable information. As our operations become more automated and increasingly interdependent, our exposure to the risks posed by these types of events will increase. We have been, and will likely continue to be, subject to computer viruses or other malicious codes, cyber-attacks, or other computer-related attempts to breach the information technology (“IT”) systems we use for these purposes. We may also be subject to IT system failures and network disruptions due to these factors. Experienced computer programmers and hackers may be able to penetrate our network security and misappropriate or compromise our confidential information or that of third-parties, create system disruptions, or cause shutdowns. Computer programmers and hackers also may be able to develop and deploy viruses, worms, and other malicious software programs that attack our products or otherwise exploit any security vulnerabilities of our products. In addition, sophisticated hardware and operating system software and applications that we produce or procure from third-parties may contain defects in design or manufacture, including “bugs” and other problems that could unexpectedly interfere with the operation of the system.

The costs to us to eliminate or address the foregoing security problems and security vulnerabilities before or after a cyber-incident could be significant. System redundancy may be ineffective or inadequate, and our disaster recovery planning may not be sufficient for all eventualities. Our remediation efforts may not be successful and could result in interruptions, delays, or cessation of service, and loss of existing or potential customers that may impede our sales, manufacturing, distribution, or other critical functions. We could lose existing or potential customers for outsourcing services or other IT solutions in connection with any actual or perceived security vulnerabilities in our products. In addition, breaches of our security measures and the unapproved dissemination of proprietary information or sensitive or confidential data about us or our customers or other third-parties, could expose us, our vendors and customers, or other third-parties affected to a risk of loss or misuse of this information, result in litigation and potential liability for us, damage our brand and reputation, or otherwise harm our business. In addition, we rely in certain limited capacities on third-party data management providers whose possible security problems and security vulnerabilities may have similar effects on us.

We are subject to laws, rules, and regulations in the US, UK, European Union and other countries relating to the collection, use, and security of user data. In many cases, these laws apply not only to third-party transactions, but also to transfers of information between us and our subsidiaries, and among us, our subsidiaries and other parties with which we have commercial relations. Our ability to execute transactions and to possess and use personal information and data in conducting our business subjects us to legislative and regulatory burdens that may require us to notify vendors, customers or employees of a data security breach. We have incurred, and will continue to incur, significant expenses to comply with mandatory privacy and security standards and protocols imposed by law, regulation, industry standards, or contractual obligations. These laws, protocols and standards continue to develop and may be inconsistent from jurisdiction to jurisdiction. Complying with emerging and changing international requirements may cause us to incur substantial costs or require us to change our business practices. If we fail to comply with applicable federal, state or international privacy-related or data protection laws we may be subject to proceedings by governmental entities and incur penalties or significant legal liability.

From time to time, we may be subject to litigation, government investigations or governmental proceedings, which may adversely impact our results of operations and financial condition.

From time to time, the Company may be involved in various legal, regulatory or administrative investigations, negotiations or proceedings arising in the normal course of business.

In the event of litigation, government investigations or governmental proceedings, we are subject to the inherent risks and uncertainties that may result if outcomes differ from our expectations. In the event of adverse outcomes in any litigation, investigation or government proceeding, we could be required to pay substantial damages, fines or penalties, and cease certain practices or activities, which could materially harm our business.

The costs associated with litigation and government investigations can also be unpredictable depending on the complexity and length of time devoted to such litigation or investigation. Litigation, investigations or government proceedings may also divert the efforts and attention of our key personnel, which could also harm our business.

If we do not control our fixed costs, we will not be able to compete effectively in our industry.

We continually seek to make our cost structure and business processes more efficient. We are focused on increasing workforce flexibility and scalability, and improving overall competitiveness by leveraging our global capabilities, as well as external talent and skills, worldwide. Our strategy involves, to a substantial degree, increasing revenue and product volume while at the same time controlling operating expenses. If we do not control our operating expenses, our ability to compete in the marketplace may be impaired. In the past, activities to reduce operating costs have included closures and transfers of facilities, significant personnel reductions, restructuring efforts and efforts to increase automation. Our restructuring efforts may not yield the intended benefits and may be unsuccessful or disruptive to our business operations which may materially adversely affect our financial results.

If we experience shortages or delays in the receipt of, or cost increases in, critical components, equipment or raw materials necessary to manufacture our products, we may suffer lower operating margins, production delays and other material adverse effects.

The cost, quality and supply of components, subassemblies, certain equipment and raw materials used to manufacture our products and key components like recording media and heads are critical to our success. The equipment we use to manufacture our products and components is frequently custom made and comes from a few suppliers and the lead times required to obtain manufacturing equipment can be significant. Particularly important for our products include read/write heads, aluminum or glass substrates for recording media, ASICs, spindle motors, printed circuit boards, and suspension assemblies.

We rely on sole suppliers or a limited number of suppliers for some or all of these components that we do not manufacture, including aluminum and glass substrates, read/write heads, ASICs, spindle motors, printed circuit boards, and suspension assemblies. Many of such component suppliers are geographically concentrated which makes our supply chain more vulnerable to regional disruptions such as severe weather, acts of terrorism and unpredictable geo-political climate which may have a material impact on the production and availability of many components. If our vendors for these components are unable to meet our cost, quality, and supply requirements, continue to remain financially viable or fulfill their contractual commitments and obligations, we could experience a shortage in supply or an increase in production costs, which would materially adversely affect our results of operations and our financial results.

Certain rare earth elements are critical in the manufacture of our products. We purchase components that contain rare earth elements from a number of countries, including the People’s Republic of China. We cannot predict whether any nation will impose regulations, quotas or embargoes upon the rare earth elements incorporated into our products that would restrict the worldwide supply of such metals or increase their cost. We have experienced increased costs and production delays when we were unable to obtain the necessary equipment or sufficient quantities of some components, and/or have been forced to pay higher prices or make volume purchase commitments or advance deposits for some components, equipment or raw materials that were in short supply in the industry in general. If any major supplier were to restrict the supply available to us or increase the cost of the rare earth elements used in our products, we could experience a shortage in supply or an increase in production costs, which would adversely affect our results of operations.

Consolidation among component manufacturers has resulted and may continue to result in some component manufacturers exiting the industry or not making sufficient investments in research to develop new components.

If there is a shortage of, or delay in supplying us with, critical components, equipment or raw materials, then:

•	it is likely that our suppliers would raise their prices and, if we could not pass these price increases to our customers, our operating margin would decline;
•	we might have to reengineer some products, which would likely cause production and shipment delays, make the reengineered products more costly and provide us with a lower rate of return on these products;
•	we would likely have to allocate the components we receive to certain of our products and ship less of others, which could reduce our revenues and could cause us to lose sales to customers who could purchase more of their required products from manufacturers that either did not experience these shortages or delays or that made different allocations; and
•	we might be late in shipping products, causing potential customers to make purchases from our competitors, thus causing our revenue and operating margin to decline.

We cannot assure you that we will be able to obtain critical components in a timely and economic manner.

We often aim to lead the market in new technology deployments and leverage unique and customized technology from single source suppliers who are early adopters in the emerging market. Our options in supplier selection in these cases are limited and the supplier based technology may consequently be single sourced until wider adoption of the technology occurs and any necessary licenses become available. In such cases any technical issues in the supplier’s technology may cause us to delay shipments of our new technology deployments and therefore harm our financial position.

If revenues fall or customer demand decreases significantly, we may not meet all of our purchase commitments to certain suppliers.

From time to time, we enter into long-term, non-cancelable purchase commitments or make large up-front investments with certain suppliers in order to secure certain components or technologies for the production of our products or to supplement our internal manufacturing capacity for certain components. If our actual revenues in the future are lower than our projections or if customer demand decreases significantly below our projections, we may not meet all of our purchase commitments with these suppliers. As a result, it is possible that our revenues will not be sufficient to recoup our up-front investments, in which case we will have to shift output from our internal manufacturing facilities to these suppliers or make penalty-type payments under these contracts.

Conflict minerals regulations may cause us to incur additional expenses and could limit the supply and increase the cost of certain metals used in manufacturing our products.

In August 2012, the SEC adopted rules establishing additional disclosure and reporting requirements regarding the use of specified minerals, or conflict minerals, that are necessary to the functionality or production of products manufactured or contracted to be manufactured. These rules will require us to determine, disclose and report whether or not such conflict minerals originate from the Democratic Republic of the Congo or an adjoining country. These rules could affect our ability to source certain materials used in our products at competitive prices and could impact the availability of certain minerals used in the manufacture of our products, including gold, tantalum, tin and tungsten. As there may be only a limited number of suppliers of “conflict free” minerals, we cannot be sure that we will be able to obtain necessary conflict free minerals in sufficient quantities or at competitive prices. Our customers, including our OEM customers, may require that our products be free of conflict minerals, and our revenues and margins may be harmed if we are unable to procure conflict free minerals at a reasonable price, or at all, or are unable to pass through any increased costs associated with meeting these demands. Additionally, we may face reputational challenges with our customers and other stakeholders if we are unable to sufficiently verify the origins of all minerals used in our products through the due diligence procedures that we implement. We may also face challenges with government regulators and our customers and suppliers if we are unable to sufficiently verify that the metals used in our products are conflict free. We expect that there may be material costs associated with complying with the disclosure requirements, such as costs related to determining the source of certain minerals used in our products, as well as costs related to possible changes to products, processes, or sources of supply as a consequence of such verification and disclosure requirements. Additionally, the regulatory and compliance framework for conflict minerals may undergo changes which may further increase the cost of compliance. Our stakeholders and customers may place increased demands on our compliance framework which may in turn negatively impact our relationships with our suppliers.

The loss of key executive officers and employees could negatively impact our business prospects.

Our future performance depends to a significant degree upon the continued service of key members of management as well as marketing, sales and product development personnel. The loss of one or more of our key personnel may have a material adverse effect on our business, results of operations and financial condition. We believe our future success will also depend in large part upon our ability to attract, retain and further motivate highly skilled management, marketing, sales and product development personnel. We have experienced intense competition for personnel, and we cannot assure you that we will be able to retain our key employees or that we will be successful in attracting, assimilating and retaining personnel in the future.

Due to the complexity of our products, some defects may only become detectable after deployment.

Our products are highly complex and are designed to operate in and form part of larger complex networks and storage systems. Defects in our products, or in the networks and systems of which they form a part, directly or indirectly, have resulted in and may in the future result in:

•	increased costs and product delays until complex solution level interoperability issues are resolved;
•	costs associated with the remediation of any problems attributable to our products;
•	loss of or delays in revenues;
•	loss of customers;
•	failure to achieve market acceptance and loss of market share;
•	increased service and warranty costs; and
•	increased insurance costs.

Defects in our products could also result in legal actions by our customers for property damage, injury or death. Product liability claims could exceed the level of insurance coverage that we have obtained to cover defects in our products. Any significant uninsured claims could significantly harm our financial condition.

Political events, war, terrorism, natural disasters, public health issues and other circumstances could materially adversely affect our results of operations and financial condition.

War, terrorism, geopolitical uncertainties, natural disasters, public health issues, and other business interruptions have caused and could cause damage or disruption to international commerce and the global economy, and thus could have a strong negative effect on our business, our suppliers, logistics providers, manufacturing vendors and customers. Our business operations are subject to interruption by natural disasters such as floods and earthquakes, fires, power shortages, terrorist attacks, other hostile acts, labor disputes, public health issues, and other events beyond our control. Such events could decrease demand for our products, make it difficult or impossible for us to make and deliver products to our customers, or to receive components from our suppliers, and create delays and inefficiencies in our supply chain. In the event of a natural disaster, losses and significant recovery time could be required to resume operations and our financial condition and operating results could be materially adversely affected. Should major public health issues, including pandemics, arise, we could be negatively affected by stringent employee travel restrictions, additional limitations in freight services, governmental actions limiting the movement of products between regions, delays in production ramps of new products, and disruptions in our operations and some of our key customers.

Failure to comply with applicable environmental laws and regulations could have a material adverse effect on our business, results of operations and financial condition.

The sale and manufacturing of products in certain states and countries may subject us and our suppliers to state, federal and international laws and regulations governing protection of the environment, including those governing discharges of pollutants into the air and water, the management and disposal of hazardous substances and wastes, the cleanup of contaminated sites, restrictions on the presence of certain substances in electronic products and the responsibility for environmentally safe disposal or recycling. We endeavor to ensure that we and our suppliers comply with all applicable environmental laws and regulations, however, compliance may increase our operating costs and otherwise impact future financial results. If additional or more stringent requirements are imposed on us in the future, we could incur additional operating costs and capital expenditures. If we fail to comply with applicable environmental laws, regulations, initiatives, or standards of conduct, our customers may refuse to purchase our products and we could be subject to fines, penalties and possible prohibition of sales of our products into one or more states or countries, liability to our customers and damage to our reputation, which could result in a material adverse effect on the financial condition or results of operations.

Any cost reduction initiatives that we undertake may not deliver the results we expect, and these actions may adversely affect our business.

From time to time, we engage in restructuring plans that may result in workforce reduction and consolidation of our real estate facilities and our manufacturing footprint. In addition, management will continue to evaluate our global footprint and cost structure, and additional restructuring plans are expected to be formalized. As a result of our restructuring, we may experience a loss of continuity, loss of accumulated knowledge, disruptions to our operations and/or inefficiency during transitional periods. Any cost-cutting measures could impact employee retention. In addition, we cannot be sure that the cost reduction and global footprint consolidation will be successful in reducing our overall expenses as we expect or that additional costs will not offset any such reductions or global footprint consolidation. If our operating costs are higher than we expect or if we do not maintain adequate control of our costs and expenses, our result of operations may suffer.

Our ability to use our net operating loss and tax credit carryforwards might be limited.

The use of a portion of our US net operating loss and tax credit carryforwards is subject to annual limitations pursuant to US tax law. Section 382 of the US Internal Revenue Code generally imposes an annual limitation on the amount of net operating loss or tax credit carryforwards that might be used to offset taxable income when a corporation has undergone significant changes in ownership. As a result, future changes in ownership could put further limitations on the availability of our net operating loss or tax credit carryforwards.

Deterioration in global credit and financial market conditions could negatively impact the value of our current portfolio of cash equivalents or short-term investments and our ability to meet our financing objectives.

Our cash and cash equivalents are maintained in highly liquid investments with remaining maturities of 90 days or less at the time of purchase. Our short-term investments consist primarily of readily marketable debt securities with remaining maturities of more than 90 days at the time of purchase. Our investment policy has as its principal objectives the preservation of principal and maintenance of liquidity. We mitigate default risk by investing in high-quality investment grade securities, limiting the time to maturity and by monitoring the counter-parties and underlying obligors closely.

While as of the date of this filing, we are not aware of any material downgrades, losses, or other significant deterioration in the fair value of our cash equivalents or short-term investments, no assurance can be given that future deterioration in conditions of the global credit and financial markets would not negatively impact our current portfolio of cash equivalents or short-term investments or our ability to meet our financing objectives.

We are at times subject to intellectual property legal proceedings and claims which could cause us to incur significant additional costs or prevent us from selling our products, and which could adversely affect our results of operations and financial condition.

We are subject from time-to-time to legal proceedings and claims, including claims of alleged infringement of the patents, trademarks and other intellectual property rights of third parties by us, or our customers, in connection with their use of our products. Intellectual property litigation can be expensive and time-consuming, regardless of the merits of any claim, and could divert our management’s attention from operating our business. In addition, intellectual property lawsuits are subject to inherent uncertainties due to the complexity of the technical issues involved, which may cause actual results to differ materially from our expectations. Patent litigation has increased due to the current uncertainty of the law and the increasing competition and overlap of product functionality in the field. Some of the actions that we face from time-to-time seek injunctions against the sale of our products and/or substantial monetary damages, which if granted or awarded, could materially harm our business, financial condition and operating results.

We cannot be certain that our products do not and will not infringe issued patents or other intellectual property rights of others. We may not be aware of currently filed patent applications that relate to our products or technology. If patents are later issued on these applications, we may be liable for infringement. If our products were found to infringe the intellectual property rights of others, we could be required to pay substantial damages, cease the manufacture, use and sale of infringing products in one or more geographic locations, expend significant resources to develop non-infringing technology, discontinue the use of specific processes or obtain licenses to the technology infringed. We might not be able to obtain the necessary licenses on acceptable terms, or at all, or be able to reengineer our products successfully to avoid infringement. Any of the foregoing could cause us to incur significant costs and prevent us from selling our products, which could adversely affect our results of operations and financial condition. See Note 14. Legal, Environmental and Other Contingencies” contained in this report for a description of pending intellectual property proceedings.

We may be unable to protect our intellectual property rights, which could adversely affect our business, financial condition and results of operations.

We rely on a combination of patent, trademark, copyright and trade secret laws, confidentiality procedures and licensing arrangements to protect our IP rights. In the past, we have been involved in significant and expensive disputes regarding our IP rights and those of others, including claims that we may be infringing patents, trademarks and other IP rights of third-parties. We expect that we will be involved in similar disputes in the future.

There can be no assurance that:

•	any of our existing patents will continue to be held valid, if challenged;
•	patents will be issued for any of our pending applications;
•	any claims allowed from existing or pending patents will have sufficient scope or strength to protect us;
•	our patents will be issued in the primary countries where our products are sold in order to protect our rights and potential commercial advantage;
•	we will be able to protect our trade secrets and other proprietary information through confidentiality agreements with our customers, suppliers and employees and through other security measures; and
•	others will not gain access to our trade secrets.

In addition, our competitors may be able to design their products around our patents and other proprietary rights. Enforcement of our rights often requires litigation. If we bring a patent infringement action and are not successful, our competitors would be able to use similar technology to compete with us. Moreover, the defendant in such an action may successfully countersue us for infringement of their patents or assert a counterclaim that our patents are invalid or unenforceable.

Furthermore, we have significant operations and sales in foreign countries where intellectual property laws and enforcement policies are often less developed, less stringent or more difficult to enforce than in the United States.

The price of our ordinary shares may be volatile and could decline significantly.

The stock market, in general, and the market for technology stocks in particular, has recently experienced volatility that has often been unrelated to the operating performance of companies. If these market or industry-based fluctuations continue, the trading price of our ordinary shares could decline significantly independent of our actual operating performance, and you could lose all or a substantial part of your investment. The market price of our ordinary shares could fluctuate significantly in response to several factors, including among others:

•	general uncertainty in stock market conditions occasioned by global economic conditions, negative financial news and the continued instability of several large financial institutions;

•	actual or anticipated variations in our results of operations;
•	announcements of innovations, new products or significant price reductions by us or our competitors, including those competitors who offer alternative storage technology solutions;
•	our failure to meet the performance estimates of investment research analysts; the timing of announcements by us or our competitors of significant contracts or acquisitions;
•	general stock market conditions;
•	the occurrence of major catastrophic events;
•	changes in financial estimates by investment research analysts;
•	changes in the credit ratings of our indebtedness by rating agencies; and
•	the sale of our ordinary shares held by certain equity investors or members of management.

Any decision to reduce or discontinue the payment of cash dividends to our shareholders or the repurchase of our ordinary shares pursuant to our previously announced share repurchase program could cause the market price of our ordinary shares to decline significantly.

Although we have announced targeted regular cash dividend amounts and a share repurchase program, we are under no obligation to pay cash dividends to our shareholders in the future at the announced targeted levels or at all or to repurchase our ordinary shares at any particular price or at all. The declaration and payment of any future dividends is at the discretion of our Board of Directors and our previously announced share repurchase program may be suspended or discontinued at any time. Our payment of quarterly cash dividends and the repurchase of our ordinary shares pursuant to our share repurchase program are subject to, among other things, our financial position and results of operations, available cash and cash flow, capital and regulatory requirements, market and economic conditions, our ordinary share price, and other factors. Any reduction or discontinuance by us of the payment of quarterly cash dividends or the repurchase of our ordinary shares pursuant to our share repurchase program could cause the market price of our ordinary shares to decline significantly. Moreover, in the event our payment of quarterly cash dividends or repurchases of our ordinary shares are reduced or discontinued, our failure to resume such activities at historical levels could result in a persistent lower market valuation of our ordinary shares.

Significant fluctuations in the market price of our ordinary shares could result in securities class action claims against us.

Significant price and value fluctuations have occurred with respect to the publicly traded securities of technology companies. The price of our ordinary shares is likely to be volatile in the future. In the past, following periods of decline in the market price of a company’s securities, class action lawsuits have often been pursued against that company. If similar litigation were pursued against us, it could result in substantial costs and a diversion of management’s attention and resources, which could materially adversely affect our results of operations, financial condition and liquidity.

Liquidity and Capital Resources

The following sections discuss the effects of changes in our balance sheet and cash flows, contractual obligations, and other commitments on our liquidity and capital resources. Our cash and cash equivalents are maintained in investments with remaining maturities of 90 days or less at the time of purchase. Our short-term investments consist primarily of money market funds, time deposits and certificates of deposit. The principal objectives of our investment policy are the preservation of principal and maintenance of liquidity. We believe our cash equivalents and short-term investments are liquid and accessible. We operate in some countries that have restrictive regulations over the movement of cash and/or foreign exchange across their borders. However, we believe our sources of cash have been and will continue to be sufficient to meet our cash needs for the next 12 months. We are not aware of any downgrades, losses or other significant deterioration in the fair value of our cash equivalents or short-term investments and we do not believe the fair value of our short-term investments has significantly changed from the values reported as of 30 June 2017.

Cash and cash equivalents and investments

	As of
(US Dollars in millions)	30 June 2017	1 July 2016	Change
Cash and cash equivalents	$2,539	$1,125	$1,414
Investments	—	6	(6)

Total	$2,539	$1,131	$1,408

Our cash and cash equivalents and investments increased from 1 July 2016 as a result of net cash provided by operating activities and the proceeds from the issuance of $750 million of 4.25% Senior Notes due 2022 and $500 million of 4.875% Senior Notes due 2024. These cash inflows were partially offset by net cash outflows for capital expenditures of $434 million, dividends paid to our shareholders of $561 million, repurchase of our ordinary shares of $460 million and early redemption and repurchase of debt of $316 million. The following table summarizes results from the statement of cash flows for the periods indicated:

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
Net cash flow provided by (used in):
Operating activities	$1,916	$1,680
Investing activities	(459)	(1,211)
Financing activities	(46)	(1,820)
Effect of foreign currency exchange rates	—	(3)

Net increase (decrease) in cash, cash equivalents and restricted cash	$1,411	$(1,354)

Cash Provided by Operating Activities

Cash provided by operating activities for fiscal year 2017 was approximately $1.9 billion and includes the effects of net income adjusted for non-cash items including depreciation and amortization, share-based compensation, and:

•	a decrease of $122 million in trade debtors, primarily due to a decrease in revenue and improved collections; and

•	an increase of $121 million in trade creditors, primarily due to timing of payments of material purchases; offset by

•	an increase of $114 million in inventory, primarily due to an increase in units built in connection with our manufacturing footprint consolidating activities.

Cash provided by operating activities for fiscal year 2016 was approximately $1.7 billion and includes the effects of net income adjusted for non-cash items including depreciation and amortization, share-based compensation, and:

•	a decrease in revenue accelerated by a reduction in the cash conversion cycle, leading to a decrease in working capital.

Cash Used in Investing Activities

In fiscal year 2017, we used $459 million for net cash investing activities, which was primarily due to payments for the purchase of tangible assets of approximately $434 million.

In fiscal year 2016, we used $1.2 billion for net cash investing activities, which was primarily due to payments for the purchase of property, equipment and leasehold improvements of approximately $587 million and the acquisition of Dot Hill, net of cash acquired for $634 million.

Cash Used in Financing Activities

Net cash used in financing activities of $46 million for fiscal year 2017 was primarily attributable to the following activities:

•	net proceeds of $1.2 billion received from issuance of $750 million of 4.25% Senior Notes due 2022 and $500 million of 4.875% Senior Notes due 2024;

•	$86 million in proceeds from the issuance of ordinary shares under employee stock plans, offset by

•	$561 million in dividend payments;

•	$460 million paid to repurchase 12 million of our ordinary shares;

•	$316 million of redemption and repurchase of long-term debt; and

•	$27 million paid for taxes related to net share settlement of equity awards.

Net cash used in financing activities of $1.8 billion for fiscal year 2016 was primarily attributable to the following activities:

•	$1.1 billion paid to repurchase 24 million of our ordinary shares; and

•	$0.7 billion in dividends paid to our shareholders.

Dividends

From the closing of our initial public offering in December 2002 through 2017, we have paid dividends, pursuant to our dividend policy then in effect, totaling approximately $4.9 billion in the aggregate.

Liquidity Sources

Our primary sources of liquidity as of 30 June 2017, consisted of: (1) approximately $2.5 billion in cash and cash equivalents, (2) a $700 million senior revolving credit facility and (3) cash we expect to generate from operations.

As of 30 June 2017, no borrowings had been drawn under the revolving credit facility or had been utilized for letters of credit issued under this credit facility. The line of credit is available for borrowings through 15 January 2020, subject to compliance with financial covenants, other customary conditions to borrowing and investment grade ratings. If the Company does not have investment grade ratings (as defined in the revolving credit facility) on 15 August 2018, then the maturity date will be August 16, 2018 unless certain extension conditions have been satisfied.

The credit agreement that governs our revolving credit facility, as amended, contains certain covenants that we must satisfy in order to remain in compliance with the credit agreement, as amended. The agreement includes three financial covenants: (1) minimum cash, cash equivalents and marketable securities; (2) a fixed charge coverage ratio; and (3) a net leverage ratio on 28 April 2016, the Revolving Credit Agreement was amended in order to increase the allowable net leverage ratio to adjust for our current financial liquidity position. We were in compliance with the modified covenants as of 30 June 2017 and expect to be in compliance for the next 12 months.

As of 30 June 2017, cash and cash equivalents held by non-Irish subsidiaries was $2.5 billion. This amount is potentially subject to taxation in Ireland upon repatriation by means of a dividend into our Irish parent. However, it is our intent to indefinitely reinvest earnings of non-Irish subsidiaries outside of Ireland and our current plans do not demonstrate a need to repatriate such earnings by means of a taxable Irish dividend. Should funds be needed in the Irish parent company and should we be unable to fund parent company activities through means other than a taxable Irish dividend, we would be required to accrue and pay Irish taxes on such dividend.

We believe that our sources of cash will be sufficient to fund our operations and meet our cash requirements for at least the next 12 months.

Cash Requirements and Commitments

Our liquidity requirements are primarily to meet our working capital, product development and capital expenditure needs, to fund scheduled payments of principal and interest on our indebtedness, and to fund our quarterly dividend. Our ability to fund these requirements will depend on our future cash flows, which are determined by future operating performance, and therefore, subject to prevailing global macroeconomic conditions and financial, business and other factors, some of which are beyond our control.

On 25 July 2017, our Board of Directors declared a quarterly cash dividend of $0.63 per share, which will be payable on 4 October 2017 to shareholders of record as of the close of business on 20 September 2017.

As of 30 June 2017, we were in compliance with all of the covenants under our debt agreements. Based on our current outlook, we expect to be in compliance with the covenants of our debt agreements over the next 12 months.

The carrying value of our long-term debt as of 30 June 2017 and 1 July 2016 was $5.0 billion and $4.1 billion, respectively. The table below presents the principal amounts of our outstanding long-term debt:

	As of
(US Dollars in millions)	30 June 2017	1 July 2016	Change
3.75% Senior Notes due November 2018	$710	$800	$(90)
7.00% Senior Notes due November 2021	—	158	(158)
4.250% Senior Notes due March 2022	750	—	750
4.75% Senior Notes due June 2023	951	990	(39)
4.875% Senior Notes due March 2024	500	—	500
4.75% Senior Notes due January 2025	975	995	(20)
4.875% Senior Notes due June 2027	697	700	(3)
5.75% Senior Notes due December 2034	490	490	—

	$5,073	$4,133	$940

From time to time we may repurchase any of our outstanding ordinary shares through private, open market, tender offers, broker assisted purchases or other means. During fiscal year 2017, we repurchased approximately 13 million of our ordinary shares including statutory tax withholdings related to vesting of employee equity awards. As of 30 June 2017, $1.3 billion remained available for repurchase under our existing repurchase authorization limit. All repurchases are effected as redemptions in accordance with the Company’s Articles of Association.

For fiscal year 2018, we expect capital expenditures to be less than 5% of revenue. We require substantial amounts of cash to fund any increased working capital requirements, future capital expenditures, scheduled payments of principal and interest on our indebtedness and payments of dividends. We will continue to evaluate and manage the retirement and replacement of existing debt and associated obligations, including evaluating the issuance of new debt securities, exchanging existing debt securities for other debt securities and retiring debt pursuant to privately negotiated transactions, open market purchases, tender offers or other means or otherwise. In addition, we may selectively pursue strategic alliances, acquisitions and investments, which may require additional capital.

Contractual Obligations and Commitments

Our contractual cash obligations and commitments as of 30 June 2017, have been summarized in the table below:

		Fiscal Year(s)

(US Dollars in millions)	Total	2018	2019-2020	2021-2022	Thereafter
Contractual Cash Obligations:
Long-term debt	$5,073	$—	$710	$750	$3,613
Interest payments on debt	1,848	241	433	420	754
Purchase obligations(1)	1,484	959	525	—	—
Operating leases(2)	135	19	26	15	75
Capital expenditures	107	107	—	—	—
Other funding requirements (3)	30	12	18	—	—

Subtotal	8,677	1,338	1,712	1,185	4,442
Commitments:
Letters of credit or bank guarantees	106	106	—	—	—

Total	$8,783	$1,444	$1,712	$1,185	$4,442

(1)	Purchase obligations are defined as contractual obligations for the purchase of goods or services, which are enforceable and legally binding on us, and that specify all significant terms.
(2)	Includes total future minimum rent expense under non-cancelable leases for both occupied and vacated facilities (rent expense is shown net of sublease income).
(3)	Consists of funding requirements related to strategic commitments.

As of 30 June 2017, we had a liability for unrecognized tax benefits and an accrual for the payment of related interest totaling $15 million, none of which is expected to be settled within one year. Outside of one year, we are unable to make a reasonably reliable estimate of when cash settlement with a taxing authority will occur.

Off-Balance Sheet Arrangements

As of 30 June 2017, we did not have any material off-balance sheet arrangements.

Financial Risk Management

We have exposure to market risks due to the volatility of interest rates, foreign currency exchange rates, credit rating changes, equity and bond markets. A portion of these risks may be hedged, but fluctuations could impact our results of operations, financial position and cash flows.

Interest Rate Risk. Our exposure to market risk for changes in interest rates relates primarily to our investment portfolio. As of 30 June 2017, the Company had no available-for-sale securities that had been in a continuous unrealized loss position for a period greater than 12 months. The Company determined no available-for-sale securities were other-than-temporarily impaired as of 30 June 2017. We currently do not use derivative financial instruments in our investment portfolio.

We have fixed rate debt obligations. We enter into debt obligations for general corporate purposes including capital expenditures and working capital needs.

The table below presents principal amounts and related weighted-average interest rates by year of maturity for our investment portfolio and debt obligations as of 30 June 2017.

	Fiscal Years Ended

(US Dollars in millions, except percentages)	2018	2019	2020	2021	2022	Thereafter	Total	Fair Value at 30 June 2017
Assets
Cash equivalents:
Fixed rate	$1,178	$—	$—	$—	$—	$—	$1,178	$1,178
Average interest rate	1.21%						1.21%

Total fixed income	$1,178	$—	$—	$—	$—	$—	$1,178	$1,178
Debt
Fixed rate	$—	$710	$—	$—	$750	$3,613	$5,073	$5,159
Average interest rate		3.75%			4.25%	4.93%	4.66%

Foreign Currency Exchange Risk. From time to time, we may enter into foreign currency forward exchange contracts to manage exposure related to certain foreign currency commitments and anticipated foreign currency denominated expenditures. Our policy prohibits us from entering into derivative financial instruments for speculative or trading purposes. At this time, we have not identified any material exposure associated with the changes as a result of the British vote to exit the European Union.

We hedge portions of our foreign currency denominated balance sheet positions with foreign currency forward exchange contracts to reduce the risk that our earnings will be adversely affected by changes in currency exchange rates. The changes in fair value of these hedges are recognized in earnings in the same period as the gains and losses from the remeasurement of the assets and liabilities. These foreign currency forward exchange contracts are not designated as hedging instruments under ASC 815, Derivatives and Hedging. The Company has no outstanding foreign currency forward exchange contracts as of 30 June 2017.

We evaluate hedging effectiveness prospectively and retrospectively and record any ineffective portion of the hedging instruments in Cost of revenue on the Consolidated Profit and Loss Account. We did not have any material net gains (losses) recognized in Cost of revenue for cash flow hedges due to hedge ineffectiveness or discontinued cash flow hedges during the fiscal years 2017 and 2016.

Other Market Risks. We have exposure to counterparty credit downgrades in the form of credit risk related to our foreign currency forward exchange contracts and our fixed income portfolio. We monitor and limit our credit exposure for our foreign currency forward exchange contracts by performing ongoing credit evaluations. We also manage the notional amount of contracts entered into with any one counterparty, and we maintain limits on maximum tenor of contracts based on the credit rating of the financial institution. Additionally, the investment portfolio is diversified and structured to minimize credit risk. Changes in our corporate issuer credit ratings have minimal impact on our financial results, but downgrades may negatively impact our future transaction costs and our ability to execute transactions with various counterparties.

We are subject to equity market risks due to changes in the fair value of the notional investments selected by its employees as part of its Non-qualified Deferred Compensation Plan—the Seagate Deferred Compensation Plan (the “SDCP”). In fiscal year 2014, the Company entered into a Total Return Swap (“TRS”) in order to manage the equity market risks associated with the SDCP liabilities. The Company pays a floating rate, based on LIBOR plus an interest rate spread, on the notional amount of the TRS. The TRS is designed to substantially offset changes in the SDCP liability due to changes in the value of the investment options made by employees.

LIKELY FUTURE DEVELOPMENT

We are committed to developing new component technologies, products and alternative storage technologies. Our research and development focus is designed to bring new products to market in high volume, with quality attributes that our customers expect, before our competitors. Part of our product development strategy is to leverage a design platform and/or subsystem within product families to serve different market needs. This platform strategy allows for more efficient resource utilization, leverages best design practices, reduces exposure to changes in demand, and allows for achievement of lower costs through purchasing economies. Our advanced technology integration effort focuses disk drive and component research on recording subsystems, including read/write heads and recording media; market-specific product technology; and technology focused towards new business opportunities. The primary purpose of our advanced technology integration effort is to ensure timely availability of mature component technologies to our product development teams as well as allowing us to leverage and coordinate those technologies in the design centers across our products in order to take advantage of opportunities in the marketplace. During fiscal years 2017 and 2016, we had product development expenses of approximately $1,232 million and $1,237 million, respectively, which represented 11% and 11% of our consolidated revenue, respectively.

DIRECTORS

The directors are as listed on page 3. Ms. Kristen M. Onken resigned from the board on 19 October 2016. Mr. Mark W. Adams was appointed as a director on 19 January 2017. Mr. William D. Mosley was appointed as a director on 25 July 2017.

SECRETARY

Ms. Regan J. MacPherson resigned as the secretary effective 2 June 2017. Ms. Katherine E. Schuelke was appointed as the secretary on 26 June 2017.

DIRECTORS’ AND SECRETARY’S INTERESTS IN SHARES

Details of directors’ and secretary’s interests in the ordinary shares of Seagate Technology plc as at 30 June 2017 were as follows:

	Interests held as at 30 June 2017(1)

Director	Shares	Vested options	Unvested options	Restricted share units	Restricted shares
Stephen J. Luczo (2)	1,251,346	521,364	149,217	—	—
Frank J. Biondi, Jr.	27,262	—	—	8,437	—
Mark W. Adams (3)	—	—	—	5,470	—
Michael R. Cannon	16,720	—	—	8,437	—
Mei-Wei Cheng	12,281	—	—	8,437	—
William T. Coleman	9,920	—	—	8,437	—
Jay L. Geldmacher	8,681	—	—	8,437	—
Dr. Dambisa F. Moyo	3,316	—	—	8,437	—
Dr. Chong Sup Park	28,974	—	—	8,437	—
Stephanie Tilenius	6,026	—	—	8,437	—
Edward J. Zander	97,621	—	—	8,437	—
Secretary
Katherine E. Schuelke	—	—	—	—	—

(1)	All interests declared are in the ordinary shares of $0.00001 par value of Seagate Technology plc.
(2)	Mr. Luczo’s interests held as at 30 June 2017 excludes 247,634 unvested awards that contain certain performance and market conditions.
(3)	Mr. Adams’ interests held at the date of appointment consisted of 5,470 restricted share units.

Details of directors’ and secretary’s interests in the ordinary shares of Seagate Technology plc as at 1 July 2016, or subsequent date of appointment, were as follows:

	Interests held as at 1 July 2016(1)

Director	Shares	Vested options	Unvested options	Restricted share units	Restricted shares
Stephen J. Luczo (2)	1,826,969	400,423	270,158	—	—
Frank J. Biondi, Jr.	23,946	1,251	—	5,182	—
Michael R. Cannon	13,404	—	—	5,182	—
Mei-Wei Cheng	9,794	—	—	5,182	—
William T. Coleman	13,235	—	—	5,182	—
Jay L. Geldmacher	5,365	—	—	5,182	—
Dr. Dambisa F. Moyo (3)	—	—	—	5,182	—
Dr. Chong Sup Park	32,735	—	—	5,182	—
Stephanie Tilenius	2,710	—	—	5,182	—
Edward J. Zander	67,996	10,000	—	5,182
Secretary
Katherine E. Schuelke	—	—	—	—	—

(1)	All interests declared are in the ordinary shares of $0.00001 par value of Seagate Technology plc.
(2)	Mr. Luczo’s interests held as at 1 July 2016 excludes 295,391 unvested options and awards that contain certain performance and market conditions.
(3)	Dr. Moyo’s interests held at the date of appointment includes 5,182 restricted share units.

The directors and the company secretary had no interests in any other group company as required to be disclosed in accordance with Section 329 of the Companies Act 2014.

IMPORTANT EVENTS SINCE THE PERIOD END

Dividends

On 25 July 2017, our Board of Directors declared a quarterly cash dividend of $0.63 per share, which will be payable on 4 October 2017 to shareholders of record as of the close of business on 20 September 2017.

July 2017 Restructuring Plan

On July 25, 2017, the Company committed to an additional restructuring plan (the “July 2017 Plan”) to reduce its cost structure. The July 2017 Plan included reducing the Company’s global headcount by approximately 600 employees. The July 2017 Plan, which the Company expects to be substantially completed by the end of the first quarter of fiscal year 2018, is expected to result in total pre-tax charges of approximately $50 million, primarily in the first quarter of fiscal year 2018. These charges are expected to be comprised of cash expenditures on severance and employee-related costs.

Planned Leadership Transition

On July 25, 2017 the Company’s Board of Directors appointed William D. Mosley to serve as Chief Executive Officer, of the Company effective October 1, 2017. The Board of Directors also appointed Mr. Mosley to serve as a director of the Company, effective July 25, 2017. Mr. Mosley will serve as a director until the Company’s next annual general meeting of shareholders when he is expected to stand for election by a vote of the Company’s shareholders. On July 25, 2017, the Company also announced that Stephen J. Luczo will step down from his position as Chief Executive Officer, effective October 1, 2017. Mr. Luczo will remain with the Company in the role of Executive Chairman effective October 1, 2017 and will continue to serve as Chairman of the Board of Directors.

As previously announced on June 2, 2017, Philip G. Brace, President of Cloud Systems and Silicon group, will be leaving the Company. On July 20, 2017, the Company and Mr. Brace agreed that the effective date of his departure will be October 2, 2017.

POLITICAL DONATIONS

During the year ended 30 June 2017 and 1 July 2016, the Company made no political donations.

BRANCHES OUTSIDE THE STATE

As required to be disclosed in accordance with Section 326 of the Companies Act 2014, the group has established branches, within the meaning of European Communities Council Directive 89/666/EEC in Brazil, China, Russia, the Netherlands, Singapore, Northern Ireland (Springtown), India, Korea and Thailand.

ACCOUNTING RECORDS

The directors are responsible for ensuring that adequate accounting records, as outlined in Sections 281 to 285 of the Companies Act 2014, are kept by the Company. To achieve this, the directors have appointed experienced bookkeepers who are professionally qualified, who report to the Chief Financial Officer and ensure that the requirements of Sections 281 to 285 of the Companies Act 2014 are complied with.

The books and accounting records are maintained at the Company’s principal accounting offices at 10200 South De Anza Boulevard, Cupertino, California, United States of America, and are open at all reasonable times to inspection by the directors. Accounts and returns relating to the business dealt with in the accounting records are kept in order to disclose with reasonable accuracy the assets, liabilities, financial position and profit or loss of the Company. These records are returned to the Company’s registered office at intervals not exceeding six months.

RELEVANT AUDIT INFORMATION

The directors believe that they have taken all steps necessary to make themselves aware of any “relevant audit information” (as defined in Section 330(2) of the Companies Act 2014) and have established that the Group’s statutory auditors are aware of that information. In so far as they are aware, there is no relevant audit information of which the Group’s statutory auditors are unaware.

AUDIT COMMITTEE

In accordance with Section 167(3) of the Companies Act 2014, the Group has established an Audit Committee with responsibility for oversight of the financial reporting process, the audit process, the system of internal controls and compliance with laws and regulations.

STATEMENT OF DIRECTORS’ RESPONSIBILITIES

Company law in the Republic of Ireland requires the Directors to prepare financial statements for each financial year which give a true and fair view of the state of the assets, liabilities and financial position of the Parent Company and of the Group and of the profit or loss of the Group for that period.

In preparing the financial statements of the Group, the Directors are required to:

•	select suitable accounting policies and then apply them consistently;
•	make judgments and estimates that are reasonable and prudent;
•	comply with applicable US generally accepted accounting principles to the extent that the use of US generally accepted accounting principles does not contravene any provision of the Companies Act 2014, subject to any material departures disclosed and explained in the financial statements; and
•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the Group will continue in business

The considerations set out above for the Group are also required to be addressed by the Directors in preparing the financial statements of the Parent Company (which are set out on pages A-109 to A-116), in respect of which the applicable Irish law and accounting standards are those which are generally accepted in the Republic of Ireland.

The Directors have elected to prepare the Parent Company’s financial statements in accordance with accounting standards issued by the Financial Reporting Council and promulgated by the Institute of Chartered Accountants in Ireland, including FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland (Generally Accepted Accounting Practice in Ireland).

The Directors are responsible for keeping accounting records which disclose with reasonable accuracy the assets, liabilities, financial position and profit and loss of the Parent Company and which enable them to ensure that the financial statements of the Group are prepared in accordance with applicable US generally accepted accounting principles and comply with the provisions of the Companies Acts 2014. They are also responsible for safeguarding the assets of the Group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

As required by Section 225 (2) of the Companies Act 2014, the directors acknowledge that they are responsible for securing the Company’s compliance with its “relevant obligations” (as defined in Section 225 of Companies Act 2014). The directors further confirm that a compliance policy statement has been drawn up in accordance with Section 225(3)(a) of the Companies Act 2014, and that appropriate arrangements and structures have been put in place that are, in the directors’ opinion, designed to secure material compliance with the relevant obligations. A review of those arrangements and structures has been conducted in the financial year to which this report relates.

AUDITORS

Ernst & Young, Chartered Accountants, have expressed their willingness to continue in office in accordance with the Section 383(2) of the Companies Act 2014.

Approved by the Board of Directors and signed on its behalf on 25 August 2017

/s/ STEPHEN J. LUCZO	/s/ CHONG SUP PARK
Stephen J. Luczo	Dr. Chong Sup Park

INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY PLC

Report on the audit of the financial statements

Opinion

We have audited the financial statements of Seagate Technology plc (the ‘parent company’) and its subsidiaries (the ‘group’) for the year ended 30 June 2017 which comprise the Consolidated Profit and Loss Account, the Consolidated Statement of Comprehensive Income, the Consolidated Balance Sheet, the Consolidated Statement of Cash Flows, the Parent Company Statement of Comprehensive Income, the Parent Company Statement of Financial Position, the Parent Company Statement of Changes in Equity, the related notes 1 to 20 in respect of the Group financial statements and the related notes 1 to 9 in respect to the parent company financial statements, including a summary of significant accounting policies set out in note 1. The financial reporting framework that has been applied in the preparation of the Group financial statements is Irish law and U.S. Generally Accepted Accounting Principles (U.S. GAAP), as defined in section 279 of Part 6 of the Companies Act 2014, to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of that Part of the Companies Act 2014. The financial reporting framework that has been applied in the preparation of the parent company financial statements is applicable Irish law and accounting standards issued by the Financial Reporting Council and promulgated by the Institute of Chartered Accountants in Ireland (Generally Accepted Accounting Practice in Ireland), including FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland.

In our opinion:

•	the group financial statements give a true and fair view of the assets, liabilities and financial position of the Group as at 30 June 2017 and of the profit for the Group for the year then ended, and have been properly prepared in accordance with U.S. Generally Accepted Accounting Principles (U.S. GAAP), as defined in section 279 of Part 6 of the Companies Act 2014, to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of that Part of the Companies Act 2014;

•	the parent company statement of financial position gives a true and fair view of the assets, liabilities and financial position of the parent company as at 30 June 2017, and has been properly prepared in accordance with Irish GAAP, including FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland; and

•	the financial statements have been properly prepared in accordance with the requirements of the Companies Act 2014.

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (Ireland) (ISAs (Ireland)) and applicable law. Our responsibilities under those standards are described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Group and the parent company in accordance with ethical requirements that are relevant to our audit of financial statements in Ireland, including the Ethical Standard issued by the Irish Accounting and Auditing Supervisory Authority (IAASA), and we have fulfilled our other ethical responsibilities in accordance with these requirements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Key audit matters

Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the financial statements of the current period and include the most significant assessed risks of material misstatement (whether or not due to fraud) we identified, including those which had the greatest effect on: the overall audit strategy, the allocation of resources in the audit; and directing the efforts of the engagement team. These matters were addressed in the context of our audit of the financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters.

Revenue recognition—Sales incentive program rebates and discounts

Reported revenue is a key financial statement metric of higher importance to users of the Company’s consolidated financial statements. As disclosed by the Company in note 1 Basis of Presentation and Summary of Significant Accounting Policies, revenue is measured taking into account sales incentive program rebates and price protection discounts earned by customers on the Group’s sales to original equipment manufacturers and distributors. Revenue is recognised when the criteria in Accounting Standards Codification Topic 605 (ASC 605) have been met, including upon the transfer of the risk and rewards of the underlying products to the customer and when the related fee is fixed or determinable. There are varying levels of judgment in the calculation of sales program rebates and discounts, including estimating the number of products qualifying for the same and the level of customer attainment of available incentive rebates. Higher levels of judgment are required to estimate future price erosion for quantities of inventory to be sold by the Company’s distributor customers in future periods, which could have a material impact on the financial statements. There is a risk that revenue may be overstated because of fraud resulting from the existence of undisclosed special terms or side agreements or other customer compensatory elements resulting from management feeling the pressure to meet performance targets at the period end, which are not accounted for in the financial statements.

Our audit procedures included testing the Company’s revenue recognition accounting policies relating to sales program rebates and discounts under applicable accounting standards, and assessing the Company’s compliance with those policies. We tested the operating effectiveness of the Company’s controls over the completeness and accuracy of sales program rebates and discounts computations, and correct timing of revenue recognition.

In addition, our audit procedures addressing sales programs included the following:

•	Inspecting significant new sales contracts and agreements; to evaluate whether revenue was appropriately recognised
•	On a sample basis, directly confirming sales terms and conditions with the Company’s customers to test the occurrence, measurement and completeness of customer sales
•	On a sample basis, inspect employee sales certifications and inquire directly to employees on a sample basis as to their knowledge of special terms or side agreements
•	Testing the approval of sales program rebate and discount offerings to customers
•	On a sample basis, obtaining confirmation of ending on hand inventory at distributors/retailers used to compute customer sale program accruals
•	Performing retrospective review of sales program accrual movements by comparing prior period accruals to the actual usage of the accruals in subsequent periods
•	Inspecting credit notes issued after year-end to determine that revenue was recorded in the period that revenue recognition would be required in accordance with U.S. GAAP

Deferred income Taxes

As disclosed by the Company in note 7 Income Taxes, at 30 June 2017, the Company has gross deferred tax assets of $1,640 million, partially offset by a valuation allowance of $966 million. The Company operates across a number of income tax jurisdictions and undertakes a high level of cross-border transactions. The Group also has significant recognised and unrecognised deferred tax assets in respect of tax losses in its U.S. income tax jurisdiction. Deferred income tax positions were significant to our audit because the assessment process, which includes forecasting future taxable profits in the U.S., involves inherent uncertainty, is complex, and the amounts involved are material to the financial statements as a whole.

We performed audit procedures on the completeness and accuracy of the amounts recognised as current and deferred income tax expense, including managements’ assessment of the tax impact of changes in the Company’s business due to ongoing restructuring activities, correspondence with tax authorities and the evaluation of tax exposures. In addition, in respect of deferred tax assets, we assessed and tested the Company’s analysis and assumptions supporting the probability that deferred tax assets recognised in the balance sheet will be recovered through taxable income in future years. As part of our procedures, we inspected and tested, among other things, management’s budgets, forecasts and assessments of the impact of tax laws on current and deferred income taxes. In addition, we assessed the historical accuracy of management’s assumptions by comparing prior period forecasts to actual current period results. We also evaluated the design and performed tests of the operating effectiveness of controls in this area. In conducting our procedures, we involved local and international tax specialists to analyse the Company’s tax positions and to test the assumptions used to determine tax positions. We further assessed the adequacy of the disclosure in Note 7 of the consolidated financial statements.

Provisions for product warranties

As disclosed by the Company in note 16 Guarantees, at 30 June 2017 the provisions for product warranties amounted to $233 million. The Company issues various types of product warranties under which the performance of products delivered is generally guaranteed for a certain period or term. The reserve for product warranties includes estimates regarding product failure rates, the timing of returns during the warranty period, and the cost to repair or replace products under warranty. We focused on this area because changes in these estimates and assumptions can materially affect the levels of provisions recorded in the financial statements due to the higher estimation uncertainty around the Company’s product return rates.

We obtained an understanding of the Company’s process for estimating reserves related to product warranties, evaluated the design of, and performed tests of the operating effectiveness of controls in this area. Our focus included evaluating and testing the basis for the assumptions developed and used in the determination of the warranty provisions by performing retrospective reviews of the prior return rates used by the Company and any changes to current rates, by performing sensitivity analyses to evaluate the impact of changes to the warranty provision based on changes in product return rates, and testing the validity, completeness and accuracy of the data used in the calculations. This included testing, on a sample basis, the historical product return and current period shipments data used by the Company in the warranty provision calculation, and comparison to relevant available industry data. We further assessed the adequacy of the disclosure in Note 16 of the consolidated financial statements.

Restructuring activities and related accrued liabilities

As disclosed by the Company in note 5 Restructuring and Exit Costs, restructuring charges of $178 million were recorded during the year ended 30 June 2017 in relation to the Company’s ongoing manufacturing facilities consolidation. Management judgment is required in relation to the recognition, measurement and disclosure of these restructuring expenses, including estimates of fair value of land and buildings no longer held for use and/or held for sale and related impairment charges.

We have tested management’s assumptions used to identify direct and incremental costs of restructuring activities, primarily relating to asset impairment charges, severance payments and other costs incurred to close manufacturing facilities arising as a result of the restructuring activities. Our audit work included:

•	Evaluating the design of, and performing tests of operating effectiveness of controls in this area;
•	Obtaining evidence of approval by the appropriate levels of management for the various restructuring plans;
•	Testing the Company’s assessment of the plans as either ongoing or one-time in nature and resultant accounting in accordance with the applicable accounting standards; and
•	Obtaining supporting documentation, such as underlying payroll records and severance agreements, to support the recorded severance costs;
•	Testing third-party valuations and related market analyses supporting fair values of land and buildings as of 30 June 2017;
•	Evaluating the adequacy of accrued restructuring liabilities recorded at period-end by testing, on a sample basis, the calculation of accruals and vouching related payments.

For those exit and impairment charges classified as restructuring and other within operating expenses, we have tested the classification based on the nature and timing of such amounts. We further assessed the adequacy of the disclosure in Note 5 of the consolidated financial statements.

Our application of materiality

We apply the concept of materiality in planning and performing the audit, in evaluating the effect of identified misstatements on the audit and in forming our audit opinion.

Materiality

The magnitude of an omission or misstatement that, individually or in the aggregate, could reasonably be expected to influence the economic decisions of the users of the financial statements. Materiality provides a basis for determining the nature and extent of our audit procedures.

We determined materiality for the Group to be $40 million, which is approximately 5% of Group profit before tax. We believe that profit before tax is a key performance indicator for the Group. We therefore considered Profit before tax to be the most appropriate performance metric on which to base our materiality calculation as we consider it to be the most relevant performance measure to the stakeholders of the Group. During the course of our audit, we reassessed initial materiality and the only change in final materiality was to reflect the actual reported performance of the Group in the year.

Performance materiality

The application of materiality at the individual account or balance level. It is set at an amount to reduce to an appropriately low level the probability that the aggregate of uncorrected and undetected misstatements exceeds materiality.

On the basis of our risk assessments, together with our assessment of the Group’s overall control environment, our judgement was that performance materiality should be set at 75% of our planning materiality, namely $30 million. We have set performance materiality at this percentage due to our past history of misstatements, our ability to assess the likelihood of misstatements, both corrected and uncorrected, the effectiveness of the control environment and other factors affecting the entity and its financial reporting.

Audit work at component locations for the purpose of obtaining audit coverage over significant financial statement accounts is undertaken based on a percentage of total performance materiality. The performance materiality set for each component is based on the relative scale and risk of the component to the Group as a whole and our assessment of the risk of misstatement at that component. In the current year, the range of performance materiality allocated to components was $6 million to $24 million.

Reporting threshold

An amount below which identified misstatements are considered as being clearly trivial.

We agreed with the Audit Committee that we would report to them all uncorrected audit differences in excess of $2 million, which is set at approximately 5% of planning materiality, as well as differences below that threshold that, in our view, warranted reporting on qualitative grounds. We evaluate any uncorrected misstatements against both the quantitative measures of materiality discussed above and in light of other relevant qualitative considerations in forming our opinion.

Audit Scope

•	We performed an audit of the complete financial information of the full-scope component that is managed completely by the U.S. corporate management team and performed audit procedures on specific balances for a further 9 components
•	The components where we performed either full or specific audit procedures accounted for 99% of Group profit before tax, 100% of Group Revenue and 99% of Group Total Assets
•	‘Components’ represent business units across the Group considered for audit scoping purposes

An overview of the scope of our audit

Tailoring the scope

Our assessment of audit risk, our evaluation of materiality and our allocation of performance materiality determine our audit scope for each entity within the Group. Taken together, this enables us to form an opinion on the Consolidated Financial Statements.

In assessing the risk of material misstatement to the Group financial statements, and to ensure we had adequate quantitative coverage of significant accounts in the financial statements, we selected 10 components covering entities across the Americas, Asia and Europe, which represent the principal business units within the Group.

Of the 10 components selected, one was characterised as all U.S. locations for which we reviewed all of the relevant financial information (‘full scope component’) which was selected based on its size or risk characteristics. For the remaining 9 components (‘specific scope components’), we performed audit procedures on specific accounts within that component that we considered had the potential for the greatest impact on the significant accounts in the financial statements either because of the size of these accounts or their risk profile.

The reporting components where we performed audit procedures accounted for 99% of the Group’s profit before tax, 100% of the Group’s Revenue and 99% of the Group’s Total Assets.

Revenue recognition, including our procedures to address Sales incentive program rebates and discounts, a key audit matter, was subject to full audit procedures in each of the full and specific scope locations with significant revenue streams. For the current year, the full scope component contributed 39% of the Group’s profit before tax, 35% of the Group’s Revenue and 91% of the Group’s Total Assets. The specific scope components contributed 60% of the Group’s Profit before tax, 65% of the Group’s Revenue and 8% of the Group’s Total Assets. The audit scope of these components may not have included testing of all significant accounts of the component but will have contributed to the coverage of significant risks tested for the Group.

The remaining components together represent 1% of the Group’s profit before tax and therefore none are individually greater than 5% of profit before tax used to establish materiality. For these components, we performed other procedures, including analytical review, testing of consolidation journals and intercompany eliminations and foreign currency translation recalculations to respond to any potential risks of material misstatement to the Consolidated Financial Statements.

Conclusions relating to going concern

We have nothing to report in respect of the following matters in relation to which ISA 570 (Ireland) ‘Going concern’ requires us to report to you where;

•	The directors’ use of the going concern basis of accounting in the preparation of the financial statements is not appropriate: or
•	The directors have not disclosed in the financial statements any identified material uncertainties that may cast significant doubt about the Group and parent Company’s ability to continue to adopt the going concern basis of accounting for a period of at least twelve months from the date when which the financial statements are authorised for issue.

Other information

The directors are responsible for the other information. The other information comprises the information included in the annual report other than the financial statements and our auditor’s report thereon. Our opinion on the financial statements does not cover the other information and, except to the extent otherwise explicitly stated in our report, we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated. If we identify such material inconsistencies or apparent material misstatements, we are required to determine whether there is a material misstatement in the financial statements or a material misstatement of the other information. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

Matters on which we are required to report by the Companies Act 2014

In our opinion, based solely on the work undertaken in the course of the audit:

•	the information given in the directors’ report for the financial year for which the statutory financial statements are prepared is consistent with the company’s statutory financial statements in respect of the financial year concerned; and
•	the directors’ report has been prepared in accordance with applicable legal requirements.

Based on our knowledge and understanding of the company and its environment obtained in the course of the audit, we have not identified material misstatements in the directors’ report.

•	We have obtained all the information and explanations which we consider necessary for the purposes of our audit;
•	In our opinion the accounting records of the Company were sufficient to permit the financial statements to be readily and properly audited;
•	The parent company statement of financial position is in agreement with the accounting records.

Matters on which we are required to report by exception

We have nothing to report in respect of Sections 305 to 312 of the Companies Act 2014 which require us to report to you if, in our opinion, the disclosures of directors’ remuneration and transactions specified by law are not made.

Respective responsibilities

Responsibilities of directors for the financial statements

As explained more fully in the directors’ responsibilities statement set on page A-47, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view, and for such internal control as they determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the directors are responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the group or to cease operations, or has no realistic alternative but to do so.

Auditor’s responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs (Ireland) will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

A further description of our responsibilities for the audit of the financial statements is located on the IAASA’s website at: http://www.iaasa.ie/getmedia/b2389013-1cf6-458b-9b8f-a98202dc9c3a/Description_of_auditors_ responsiblities_for_audit.pdf. This description forms part of our auditor’s report.

The purpose of our audit work and to whom we owe our responsibilities

This report is made solely to the company’s members, as a body, in accordance with section 391 of the Companies Act 2014. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

/s/ DERMOT DALY

Dermot Daly

For and on behalf of Ernst & Young

Chartered Accountants and Statutory Audit Firm

Dublin

25 August 2017

SEAGATE TECHNOLOGY PLC

CONSOLIDATED PROFIT AND LOSS ACCOUNT

		Fiscal Years Ended
(US Dollars in millions)	Note	30 June 2017	1 July 2016
Revenue		$10,771	$11,160
Cost of revenue		7,597	8,545

Gross profit		3,174	2,615

Product development		1,232	1,237
Marketing and administrative		606	635
Amortization of intangibles	4	104	123
Restructuring and other, net	5	178	175

		2,120	2,170

Operating earnings		1,054	445

Interest income		12	3
Interest expense		(222)	(193)
Other income and charges, net		(29)	19

Income before taxes		815	274
Income tax expense	7	43	26

Net income		$772	$248

Net income per share:
Basic	12	$2.61	$0.83
Diluted	12	2.58	0.82
Number of shares used in per share calculations:
Basic	12	296	299
Diluted	12	299	302

SEAGATE TECHNOLOGY PLC

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
Net income	$772	$248
Other comprehensive income (loss), net of tax:
Cash flow hedges
Change in net unrealized loss on cash flow hedges	(3)	(4)
Less: reclassification for amounts included in net income	4	2

Net change	1	(2)

Post-retirement plans
Change in unrealized gain on post-retirement plans	—	8
Less: reclassification for amounts included in net income	2	—

Net change	2	8

Foreign currency translation adjustments	5	(1)

Total other comprehensive income, net of tax	8	5

Comprehensive income	780	253

SEAGATE TECHNOLOGY PLC

CONSOLIDATED BALANCE SHEET

(US Dollars in millions)	Note	30 June 2017	1 July 2016
ASSETS
Fixed assets:
Goodwill	4	$1,238	$1,237
Intangible assets	4	281	448
Tangible assets	2	1,950	2,160
Financial assets	9	125	113

		3,594	3,958
Current assets:
Inventories	2	982	868
Trade debtors	2	1,199	1,318
Other debtors - amounts falling due within one year	2	246	216
Investments	2	—	6
Cash and cash equivalents	2	2,539	1,125

		4,966	3,533
Other debtors - amounts falling due after one year	2	708	722

Total Assets		$9,268	$8,213

LIABILITIES AND EQUITY
Capital and reserves:
Share capital	10	$—	$—
Share premium	10	5,595	5,509
Other reserves	10	540	395
Profit and loss account	10	(4,771)	(4,311)

		1,364	1,593
Provisions for liabilities:
Taxation	7	30	31
Other provisions	2	276	269

		306	300
Creditors - amounts falling due within one year:
Trade creditors		1,626	1,517
Other creditors	2	840	560

		2,466	2,077
Creditors - amounts falling due after one year:
Debt	9	5,021	4,091
Other creditors		111	152

Total Liabilities		$9,268	$8,213

Approved by the Board of Directors and signed on its behalf on 25 August 2017

/s/ STEPHEN J. LUCZO	/s/ CHONG SUP PARK
Stephen J. Luczo	Dr. Chong Sup Park

SEAGATE TECHNOLOGY PLC

CONSOLIDATED STATEMENT OF CASH FLOWS

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
OPERATING ACTIVITIES
Net income	$772	$248
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	749	815
Share-based compensation	137	120
Loss (gain) on redemption and repurchase of debt	7	(3)
Impairment of other long-lived assets	42	26
Deferred income taxes	3	(2)
Other non-cash operating activities, net	20	12
Changes in operating assets and liabilities:
Trade debtors	122	464
Inventories	(114)	145
Trade creditors	121	(24)
Accrued employee compensation	53	(78)
Accrued expenses, income taxes and warranty	47	(42)
Other assets and liabilities	(43)	(1)

Net cash provided by operating activities	1,916	1,680

INVESTING ACTIVITIES
Acquisition of tangible assets	(434)	(587)
Purchases of investments	(37)	—
Maturities of investments	6	—
Cash used in acquisition of businesses, net of cash acquired	—	(634)
Other investing activities, net	6	10

Net cash used in investing activities	(459)	(1,211)

FINANCING ACTIVITIES
Net proceeds from issuance of long-term debt	1,232	—
Repayment of long-term debt	(316)	(22)
Taxes paid related to net share settlement of equity awards	(27)	(56)
Repurchases of ordinary shares	(460)	(1,090)
Dividends to shareholders	(561)	(727)
Proceeds from issuance of ordinary shares under employee stock plans	86	79
Other financing activities, net	—	(4)

Net cash used in financing activities	(46)	(1,820)

Effect of foreign currency exchange rate changes on cash, cash equivalents and restricted cash	—	(3)

Increase (decrease) in cash, cash equivalents and restricted cash	1,411	(1,354)
Cash, cash equivalents and restricted cash at the beginning of the year	1,132	2,486

Cash, cash equivalents and restricted cash at the end of the year	$2,543	$1,132

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$172	$200
Cash paid for income taxes, net of refunds	$33	$40

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation and Summary of Significant Accounting Policies

Organization

Seagate Technology plc became the parent company in the Seagate group following a reorganization that took place in 2010.

This transaction was accounted for in these consolidated financial statements as a merger between entities under common control; accordingly, the historical consolidated financial statements of Seagate Technology for periods prior to this transaction are considered to be the historical consolidated financial statements of Seagate Technology plc. No changes in consolidated assets or liabilities resulted from this transaction, other than Seagate Technology plc has provided a guarantee of amounts due under certain borrowing arrangements as described in Note 6. See Note 10 for a discussion of the capital structure of Seagate Technology plc.

Accounting convention and basis of preparation of financial statements

In the Notes to the Consolidated Financial Statements, unless the context indicates otherwise, as used herein, the terms “Seagate” and the “Company” refer to the Seagate Group.

The directors have elected to prepare the consolidated financial statements of Seagate Technology plc (the “Company”) in accordance with Section 279 of the Companies Act 2014, which provides that a true and fair view of the state of the assets, liabilities, financial position and profit or loss may be given by preparing the financial statements in accordance with US accounting standards, as such term is defined in Section 279(1) of the Companies Act 2014 (“US GAAP”), to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of Part 6 of the Companies Act 2014. In producing consolidated financial statements at this level, the Company has taken advantage of the audit exemption for certain of its UK subsidiaries by virtue of s479A of UK Companies Act 2006, see Note 20 for further detail.

These financial statements therefore were prepared in accordance with Irish Company Law, to present to the shareholders of the Company and file with the Companies Registration Office in Ireland. Accordingly, these consolidated financial statements include presentation and additional disclosures required by the Companies Act 2014 in addition to those disclosures required under US GAAP.

In addition, in these financial statements, terminology typically utilized in a set of US GAAP financial statements has been retained for the benefit of those users of these financial statements who also access the Company’s US GAAP financial statements as filed with the US Securities and Exchange Commission on Form 10-K, rather than utilizing the terminology set out under Irish Company Law. Accordingly, references to revenue, cost of revenue, interest income, interest expense, income tax expense and net income having the same meaning as references to turnover, cost of sales, other interest receivable and similar income, interest payable and similar charges, tax on profit on ordinary activities and profit on ordinary activities after taxation under Irish Company Law. Additionally, references to Other comprehensive income (loss) (OCI) refer to a component of Other Reserves.

Basis of Presentation and Consolidation

The consolidated financial statements include the accounts of the Company and all its wholly-owned and majority-owned subsidiaries, after elimination of intercompany transactions and balances.

The preparation of financial statements in accordance with US generally accepted accounting principles also requires management to make estimates and assumptions that affect the amounts reported in the

Company’s consolidated financial statements and accompanying notes. Actual results could differ materially from those estimates. The methods, estimates and judgments the Company uses in applying its most critical accounting policies have a significant impact on the results the Company reports in its consolidated financial statements. Certain prior years amounts reported in the consolidated financial statements and notes thereto have been reclassified to conform to the current year’s presentation.

The Company operates and reports financial results on a fiscal year of 52 or 53 weeks ending on the Friday closest to 30 June. Accordingly, fiscal years 2017 and 2016 were comprised of 52 weeks and ended on 30 June 2017 and 1 July 2016, respectively. All references to years in these Notes to the Consolidated Financial Statements represent fiscal years unless otherwise noted. Fiscal year 2018 will be 52 weeks and will end on 29 June 2018.

Summary of Significant Accounting Policies

Cash, Cash Equivalents and Investments.    The Company considers all highly liquid investments with a remaining maturity of 90 days or less at the time of purchase to be cash equivalents. Cash equivalents are carried at cost, which approximates fair value. The Company’s investments are primarily comprised of money market funds, time deposits and certificates of deposits. The Company has classified its marketable securities as available-for-sale and they are stated at fair value with unrealized gains and losses included in Accumulated other comprehensive loss, which is a component of Other Reserves. The Company evaluates the available-for sale securities in an unrealized loss position for other-than-temporary impairment. Realized gains and losses are included in Other income and charges, net. The cost of securities sold is based on the specific identification method.

Restricted Cash and Investments.    Restricted cash and investments represent cash and cash equivalents and investments that are restricted as to withdrawal or use for other than current operations.

Allowances for Doubtful Accounts.    The Company maintains an allowance for uncollectible trade debtors based upon expected collectability. This reserve is established based upon historical trends, global macroeconomic conditions and an analysis of specific exposures. The provision for doubtful accounts is recorded as a charge to Marketing and administrative expense.

Inventory.    Inventories are valued at the lower of cost (using the first-in, first-out method) or market. Market value is based upon an estimated average selling price reduced by estimated cost of completion and disposal.

Tangible Assets.    Tangible assets are stated at cost. Equipment and buildings are depreciated using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated life of the asset or the remaining term of the lease. The costs of additions and substantial improvements to tangible assets, which extend the economic life of the underlying assets, are capitalized. The cost of maintenance and repairs to tangible assets are expensed as incurred.

Assessment of Goodwill and Other Long-lived Assets for Impairment.    Irish Company law requires that goodwill is written off over a period of time which does not exceed its useful economic life. However, the Company does not believe this gives a true and fair view because not all goodwill declines in value. In addition, since goodwill that does decline in value rarely does so on a straight-line basis, straight-line amortization of goodwill over an arbitrary period does not reflect the economic reality. Consistent with US GAAP, Seagate considers goodwill an indefinite-lived intangible asset that is not amortized over an arbitrary period. Rather, the Company accounts for goodwill in accordance with Accounting Standards Codification (“ASC”) Topic 350 (“ASC 350”), Intangibles - Goodwill and Other. Therefore in order to present a true and fair view of the economic reality under US GAAP, goodwill is considered indefinite-lived and is not amortized. The Company is not able to reliably estimate the impact on the financial statements of the true and fair override on the basis that the useful economic life of goodwill cannot be predicted with a satisfactory level of reliability nor can the pattern in which goodwill diminishes be known. During fiscal year 2017, the Company adopted Accounting Standard Update (“ASU”) No. 2017-04, Intangibles - Goodwill and Other (ASC Topic 350) - Simplifying the Test for Goodwill Impairment. The Company performs a qualitative assessment in the fourth quarter of each year, or more frequently if indicators of potential impairment exist, to determine if any events or circumstances exist, such as an adverse change in business climate or a decline in the overall industry that would indicate that it would more likely than not reduce the fair value of a reporting unit below its carrying amount, including goodwill. If it is determined in the qualitative assessment that the fair value of a reporting unit is more likely than not below its carrying amount, including goodwill, then the Company will perform a quantitative impairment test. The quantitative goodwill impairment test is performed by comparing the fair value of a reporting unit with its carrying amount. Any excess in the carrying value of a reporting unit’s goodwill over its fair value is recognized as an impairment loss, limited to the total amount of goodwill allocated to that reporting unit.

The Company tests other tangible assets, including tangible assets and other intangible assets subject to amortization, for recoverability whenever events or changes in circumstances indicate that the carrying value of those assets may not be recoverable. The Company performs a recoverability test to assess the recoverability of an asset group. If the recoverability test indicates that the carrying value of the asset group is not recoverable, the Company will estimate the fair value of the asset group and the excess of the carrying value over the fair value is allocated pro rata to derive the adjusted carrying value of assets in the asset group. The adjusted carrying value of each asset in the asset group is not reduced below its fair value.

The Company tests other intangible assets not subject to amortization whenever events occur or circumstances change, such as declining financial performance, deterioration in the environment in which the entity operates or deteriorating macroeconomic conditions that have a negative effect on future expected earnings and cash flows that could affect significant inputs used to determine the fair value of the indefinite-lived intangible asset.

Derivative Financial Instruments.    The Company applies the requirements of ASC Topic 815 (“ASC 815”), Derivatives and Hedging. ASC 815 requires that all derivatives be recorded on the balance sheet at fair value and establishes criteria for designation and effectiveness of hedging relationships (see note 8).

Establishment of Warranty Accruals.    The Company estimates probable product warranty costs at the time revenue is recognized. The Company generally warrants its products for a period of 1 to 5 years. The Company’s warranty provision considers estimated product failure rates and trends (including the timing of product returns during the warranty periods), and estimated repair or replacement costs related to product quality issues, if any. The Company also exercises judgment in estimating its ability to sell certain repaired products. Should actual experience in any future period differ significantly from its estimates, the Company’s future results of operations could be materially affected.

Revenue Recognition, Sales Returns and Allowances, and Sales Incentive Programs.    The Company’s revenue recognition policy complies with ASC Topic 605 (“ASC 605”), Revenue Recognition. Revenue from sales of products, including sales to distribution customers, is generally recognized when title and risk of loss has passed to the buyer, which typically occurs upon shipment from the Company or third party’s warehouse facilities, persuasive evidence of an arrangement exists, including a fixed or determinable price to the buyer, and when collectability is reasonably assured. Revenue from sales of products to certain direct retail customers and to customers in certain indirect retail channels is recognized on a sell-through basis.

The Company records estimated product returns at the time of shipment. The Company also estimates reductions to revenue for sales incentive programs, such as price protection, and volume incentives, and records such reductions when revenue is recorded. The Company establishes certain distributor and OEM sales programs aimed at increasing customer demand. For OEM sales, rebates are typically based on an OEM customer’s volume of purchases from Seagate or other agreed upon rebate programs. For the distribution channel, these programs typically involve rebates related to a distributor’s level of sales, order size, advertising or point of sale activity and price protection adjustments. The Company provides for these obligations at the time that revenue is recorded based on estimated requirements. Marketing development programs are recorded as a reduction to revenue.

Product Development Costs. Product development costs, which includes both research and development costs, are recognized as expense.

Distribution Costs.    The Company includes distribution costs, which includes shipping and handling, in Cost of revenue for all periods presented. These costs amount to $116 million and $132 million in fiscal years 2017 and 2016, respectively.

Restructuring Costs.    The Company records restructuring activities including costs for one-time termination benefits in accordance with ASC Topic 420 (“ASC 420”), Exit or Disposal Cost Obligations. The timing of recognition for severance costs accounted for under ASC 420 depends on whether employees are required to render service until they are terminated in order to receive the termination benefits. If employees are required to render service until they are terminated in order to receive the termination benefits, a liability is recognized ratably over the future service period. Otherwise, a liability is recognized when management has committed to a restructuring plan and has communicated those actions to employees. Employee termination benefits covered by existing benefit arrangements are recorded in accordance with ASC Topic 712, Non-retirement Postemployment Benefits. These costs are recognized when management has committed to a restructuring plan and the severance costs are probable and estimable.

Advertising Expense.    The cost of advertising is expensed as incurred. Advertising costs were approximately $16 million and $31 million in fiscal years 2017 and 2016, respectively.

Share-Based Compensation.    The Company accounts for share-based compensation under the provisions of ASC Topic 718 (ASC 718), Compensation-Stock Compensation. The Company has elected to apply the with-and-without method to assess the realization of related excess tax benefits.

Accounting for Income Taxes.    The Company accounts for income taxes pursuant to ASC Topic 740 (“ASC 740”), Income Taxes. In applying ASC 740, the Company makes certain estimates and judgments in determining income tax expense for financial statement purposes. These estimates and judgments occur in the calculation of tax credits, recognition of income and deductions and calculation of specific tax assets and liabilities, which arise from differences in the timing of recognition of revenue and expense for income tax and financial statement purposes, as well as tax liabilities associated with uncertain tax positions. The calculation of tax liabilities involves uncertainties in the application of complex tax rules and the potential for future adjustment of the Company’s uncertain tax positions by the Internal Revenue Service or other tax jurisdictions. If estimates of these tax liabilities are greater or less than actual results, an additional tax benefit or provision will result. The deferred tax assets the Company records each period depend primarily on the Company’s ability to generate future taxable income in the United States and certain non-US jurisdictions. Each period, the Company evaluates the need for a valuation allowance for its deferred tax assets and, if necessary, adjusts the valuation allowance so that net deferred tax assets are recorded only to the extent the Company concludes it is more likely than not that these deferred tax assets will be realized. If the Company’s outlook for future taxable income changes significantly, the Company’s assessment of the need for, and the amount of, a valuation allowance may also change.

Comprehensive Income.    The Company presents comprehensive income in a separate statement. Comprehensive income is comprised of net income and other gains and losses affecting equity that are excluded from net income.

Foreign Currency Remeasurement and Translation.    The US dollar is the functional currency for the majority of the Company’s foreign operations. Monetary assets and liabilities denominated in foreign currencies are remeasured into the functional currency of the subsidiary at the balance sheet date. The gains and losses from the remeasurement of foreign currency denominated balances into the functional currency of the subsidiary are included in Other income and charges, net on the Company’s Consolidated Profit and Loss Account. The Company had $4 million and $0 million in remeasurement losses in fiscal years 2017 and 2016, respectively.

The Company translates the assets and liabilities of its non-US dollar functional currency subsidiaries into US dollars using exchange rates in effect at the end of each period. Revenue and expenses for these subsidiaries are translated using rates that approximate those in effect during the period. Gains and losses from these translations are recognized in foreign currency translation included in Other reserves, which is a component of shareholders’ equity. The Company’s subsidiaries that use the US dollar as their functional currency remeasure monetary assets and liabilities at exchange rates in effect at the end of each period, and inventories, property, and nonmonetary assets and liabilities at historical rates. Gains and losses from these remeasurements were not significant and have been included in the Company’s Consolidated Profit and Loss Account.

Concentrations

Concentration of Credit Risk.    The Company’s customer base for disk drive products is concentrated with a small number of OEMs and distributors. The Company does not generally require collateral or other security to support trade debtors. To reduce credit risk, the Company performs ongoing credit evaluations on its customers’ financial condition. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of customers, historical trends and other information. Dell Inc. accounted for more than 10% of the Company’s trade debtors as of 30 June 2017.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash equivalents, short-term investments and foreign currency forward exchange contracts. The Company further mitigates concentrations of credit risk in its investments through diversification, by limiting its investments in the debt securities of a single issuer, and investing in highly-rated securities.

In entering into foreign currency forward exchange contracts, the Company assumes the risk that might arise from the possible inability of counterparties to meet the terms of their contracts. The counterparties to these contracts are major multinational commercial banks, and the Company has not incurred and does not expect any losses as a result of counterparty defaults.

Supplier Concentration.    Certain of the raw materials, components and equipment used by the Company in the manufacture of its products are available from single-sourced vendors. Shortages could occur in these essential materials and components due to an interruption of supply or increased demand in the industry. If the Company were unable to procure certain materials, components or equipment at acceptable prices, it would be required to reduce its manufacturing operations, which could have a material adverse effect on its results of operations. In addition, the Company may make prepayments to certain suppliers or enter into minimum volume commitment agreements. Should these suppliers be unable to deliver on their obligations or experience financial difficulty, the Company may not be able to recover these prepayments.

Recently Issued Accounting Pronouncements

In May 2014, August 2015, April 2016, May 2016 and December 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2014-09 (ASC Topic 606), Revenue from Contracts with Customers, ASU 2015-14 (ASC

Topic 606) Revenue from Contracts with Customers, Deferral of the Effective Date, ASU 2016-10 (ASC Topic 606) Revenue from Contracts with Customers, Identifying Performance Obligations and Licensing, ASU 2016-12 (ASC Topic 606) Revenue from Contracts with Customers, Narrow-Scope Improvements and Practical Expedients, and ASU 2016-20 (ASC Topic 606) Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, respectively. ASC Topic 606 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. It also requires entities to disclose both quantitative and qualitative information that enable financial statements users to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The Company is required to adopt the guidance in the first quarter of fiscal 2019. This standard may be applied retrospectively to all prior periods presented, or retrospectively with a cumulative adjustment to retained earnings, which is a component of the Profit and Loss Account on the Consolidated Balance Sheet, in the year of adoption (“modified retrospective transition approach”). Based on its assessment, the Company plans to adopt the new revenue standard in the first quarter of fiscal 2019, utilizing the modified retrospective method of transition.

While management has not yet completed its assessment of the impact of adopting this new standard on the Company’s consolidated financial statements, the Company expects the adoption of the new standard will result in the recognition of revenues generally upon shipment (sell-in basis) for sales of products to certain direct retail customers and customers in certain indirect retail channels which are currently being recognized on a sell-through basis. Accordingly, the Company will need to estimate variable consideration (e.g. rebates) related to customer incentives on these arrangements. These changes are not expected to have a material impact on the Company’s consolidated financial statements.

In July 2015, the FASB issued ASU 2015-11 (ASC Topic 330), Inventory: Simplifying the Measurement of Inventory. The amendments in this ASU require inventory measurement at the lower of cost and net realizable value. The Company is required and intends to adopt the guidance in the first quarter of fiscal 2018. The Company does not expect the adoption of this ASU to have a material impact on its consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01 (ASC Subtopic 825-10), Financial Instruments - Overall Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this ASU require entities to measure all investments in equity securities at fair value with changes recognized through net income. This requirement does not apply to investments that qualify for the equity method of accounting, to those that result in consolidation of the investee, or for which the entity meets a practicability exception to fair value measurement. Additionally, the amendments eliminate certain disclosure requirements related to financial instruments measured at amortized cost and add disclosures related to the measurement categories of financial assets and financial liabilities. The Company is required to adopt the guidance in the first quarter of fiscal 2019. Early adoption is permitted for only certain portions of the ASU. The Company is in the process of assessing the impact of this ASU on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02 (ASC Topic 842), Leases. The ASU amends a number of aspects of lease accounting, including requiring lessees to recognize operating leases with a term greater than one year on their balance sheet as a right-of-use asset and corresponding lease liability, measured at the present value of the lease payments. The Company is required to adopt the guidance in the first quarter of fiscal 2020. Early adoption is permitted. The Company is in the process of assessing the impact of this ASU on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09 (ASC Topic 718), Stock Compensation - Improvements to Employee Share-Based Payment Accounting. The amendments in this ASU are intended to simplify several areas of accounting for share-based compensation arrangements, including the income tax consequences, classification on the consolidated statement of cash flows and treatment of forfeitures. The Company is required and intends to adopt the guidance in the first quarter of fiscal 2018. Upon adoption, the Company anticipates that this ASU will result in an increase in deferred tax assets relating to net operating losses of approximately $0.5 billion, offset by an equivalent increase in the valuation allowance. This guidance, however, is not expected to have a material impact on the Company’s Consolidated Balance Sheet, Statements of Profit and Loss or Cash Flows.

In October 2016, the FASB issued ASU 2016-16 (ASC Topic 740), Income Taxes: Intra-Entity Transfers of Assets Other Than Inventory. The amendments in this ASU require the recognition of the income tax consequences for intra-entity transfers of assets other than inventory when the transfer occurs. Under current GAAP, current and deferred income taxes for intra-entity asset transfers are not recognized until the asset has been sold to an outside party. The Company is required to adopt the guidance in the first quarter of fiscal 2019. Early adoption is permitted. The Company is in the process of assessing the impact of this ASU on its consolidated financial statements.

In January 2017, the FASB issued ASU 2017-01 (ASC Topic 805), Business Combination: Clarifying the Definition of a Business. The amendments in this ASU change the definition of a business to assist with evaluating when a set of transferred assets and activities is a business. The Company is required to adopt the guidance in the first quarter of fiscal 2019. Early adoption is permitted. The Company is in the process of assessing the impact of this ASU on its consolidated financial statements.

In May 2017, the FASB issued ASU 2017-09 (ASC Topic 718), Stock Compensation: Scope of Modification Accounting. The amendments in this ASU provide guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting. The Company is required to adopt the guidance in the first quarter of fiscal 2019. Early adoption is permitted. The Company is in the process of assessing the impact of this ASU on its consolidated financial statements.

Recently Adopted Accounting Pronouncements

In April 2015 and August 2015, the FASB issued ASU 2015-03 (ASC Subtopic 835-30), Interest-Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs and ASU 2015-15 (ASC Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements- Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting, respectively. The ASUs require that debt issuance costs related to a recognized debt liability, with the exception of those related to line-of-credit arrangements, be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability. ASU 2015-03 became effective and was adopted by the Company in the September 2016 quarter on a retrospective basis. The adoption of this guidance resulted in a reduction to Other debtors -due after one year, and Debt due to creditors after one year by $39 million, within the Consolidated Balance Sheet as of 1 July 2016. ASU 2015-15 became effective and was adopted by the Company in the September 2016 quarter on a retrospective basis with no material impact on the Company’s consolidated financial statements and disclosures.

In September 2015, the FASB issued ASU 2015-16 (ASC Topic 805), Business Combinations Simplifying the Accounting for Measurement-Period Adjustments. The amendments in this update require that an acquirer recognize measurement period adjustments in the period in which the adjustments are determined. The income effects of such measurement period adjustments are to be recorded in the same period’s financial statements but calculated as if the accounting had been completed as of the acquisition date. The impact of measurement period adjustments to earnings that relate to prior period financial statements are to be presented separately on the income statement or disclosed by line item. The amendments in this update are for fiscal years, including interim periods within those fiscal years, beginning after 15 December 2015. This ASU became effective and was adopted by the Company in the September 2016 quarter on a prospective basis with no material impact on the Company’s consolidated financial statements and disclosures.

In November 2016, the FASB issued ASU 2016-18 (ASC Topic 230), Statement of Cash Flows: Restricted Cash. The amendments in this update provide guidance on the classification and presentation of changes in restricted cash on the statement of cash flows. The ASU requires amounts generally described as restricted cash and restricted cash equivalents to be included with cash and cash equivalents when reconciling the total beginning and ending balances for the periods presented on the statement of cash flows. The amendments in this update are for fiscal years, including interim periods within those fiscal years, beginning after 15 December 2017. The Company elected to adopt this ASU in the December 2016 quarter on a retrospective basis with no material impact on the Company’s consolidated financial statements and disclosures. The Company classifies restricted cash within Other debtors—amounts falling due within one year in the consolidated balance sheet.

In January 2017, the FASB issued ASU 2017-04 (ASC Topic 350), Intangibles - Goodwill and Other: Simplifying the Test for Goodwill Impairment. The amendments in this ASU eliminate Step 2 from the goodwill impairment test, which requires entities to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value, determined in step 1. The Company elected to adopt this ASU in the March 2017 quarter on a prospective basis with no material impact on the Company’s consolidated financial statements and disclosures.

In August 2016, the FASB issued ASU 2016-15 (ASC Topic 230), Statement of Cash Flows - Classification of Certain Cash Receipts and Cash Payments. The amendments in this ASU are intended to clarify how certain cash receipts and cash payment are presented and classified in the statement of cash flows. The Company elected to adopt this ASU in the June 2017 quarter on a retrospective basis. The adoption of this guidance had no material impact on the Company’s consolidated financial statements and disclosures.

2. Balance Sheet Information

Investments

The following table summarizes, by major type, the fair value and amortized cost of the Company’s investments as of 30 June 2017:

(US Dollars in millions)	Amortized Cost	Unrealized Gain/(Loss)	Fair Value (2)
Available-for-sale securities:
Money market funds	$594	$—	$594
Time deposits and certificates of deposit	584	—	584

Total	$1,178	$—	$1,178

Included in Cash and cash equivalents (1)			$1,174
Included in Other debtors - amounts falling due within one year			4

Total			$1,178

(1)	Amount does not include $1,365 million of cash held in banks.
(2)	Represents the Company’s investments that are listed with the exception of Time deposits and certificates of deposit.

As of 30 June 2017, the Company’s Other debtors - amounts falling due within one year included $4 million in restricted cash and investments held as collateral at banks for various performance obligations.

As of 30 June 2017, the Company had no material available-for-sale securities that had been in a continuous unrealized loss position for a period greater than 12 months. The Company determined no available-for-sale securities were other-than-temporarily impaired as of 30 June 2017.

The fair value and amortized cost of the Company’s investments classified as available-for-sale at 30 June 2017 by remaining contractual maturity was as follows:

(US Dollars in millions)	Amortized Cost	Fair Value
Due in less than 1 year	$1,178	$1,178
Due in 1 to 5 years	—	—
Due in 6 to 10 years	—	—
Thereafter	—	—

Total	$1,178	$1,178

Equity securities which do not have a contractual maturity date are not included in the above table.

The Company reclassified demand deposits from certificates of deposit and money market funds to cash as of 1 July 2016 in the table below to conform to the current year’s presentation. This reclassification did not result in any change to the cash and cash equivalents balance as reported in the Consolidated Balance Sheet and Statement of Cash Flows for all periods presented.

The following table summarizes, by major type, the fair value and amortized cost of the Company’s investments as of 1 July 2016:

(US Dollars in millions)	Amortized Cost	Unrealized Gain/(Loss)	Fair Value (2)
Available-for-sale securities:
Money market funds	$232	$—	$232
Corporate bonds	6	—	6
Certificates of deposit	5	—	5

Total	$243	$—	$243

Included in Cash and cash equivalents (1)			$230
Included in Investments			6
Included in Other debtors - amounts falling due within one year			7

Total			$243

(1)	Amount does not include $895 million of cash held in banks.
(2)	Represents the Company’s investments that are listed with the exception of Certificates of deposit.

As of 1 July 2016, the Company’s Other debtors - amounts falling due within one year included of $7 million in cash and investments held as collateral at banks for various performance obligations.

As of 1 July 2016, the Company had no available-for-sale securities that had been in a continuous unrealized loss position for a period greater than 12 months. The Company determined no available-for-sale securities were other-than-temporarily impaired as of 1 July 2016.

Cash, Cash Equivalents, and Restricted Cash

The following table provides a summary of cash, cash equivalents, and restricted cash reported within the Consolidated Balance Sheet that reconciles to the corresponding amount in the Consolidated Statement of Cash Flows:

(Dollars in millions)	June 30 2017	1 July 2016	3 July 2015
Cash and cash equivalents	$2,539	$1,125	$2,479
Restricted cash included in Other debtors - amounts falling due within one year	4	7	7

Total cash, cash equivalents, and restricted cash shown in the Statements of Cash Flows	2,543	$1,132	2,486

Trade Debtors

The following table provides details of the trade debtors balance sheet item:

(US Dollars in millions)	30 June 2017	1 July 2016
Trade Debtors	$1,204	$1,327
Allowance for doubtful accounts	(5)	(9)

	$1,199	$1,318

Activity in the allowance for doubtful accounts is as follows:

(US Dollars in millions)	Balance at Beginning of Period	Charges to Profit and Loss	Deductions(1)	Balance at End of Period
Fiscal year ended 1 July 2016	$9	$1	$(1)	$9
Fiscal year ended 30 June 2017	$9	$(4)	$—	$5

(1)	Uncollectible accounts written off, net of recoveries.

Inventories

The following table provides details of the inventory balance sheet item:

(US Dollars in millions)	30 June 2017	1 July 2016
Raw materials and components	$350	$307
Work-in-process	257	297
Finished goods	375	264

	$982	$868

Other Debtors - amounts falling due within one year

The following table provides details of the other debtors—amounts falling due within one year balance sheet item:

(US Dollars in millions)	30 June 2017	1 July 2016
Vendor non-trade debtors	$96	$66
Other	150	150

	$246	$216

Other Debtors - amounts falling due after one year

The following table provides details of the other debtors - amounts falling due after one year balance sheet item:

(US Dollars in millions)	30 June 2017	1 July 2016
Deferred income taxes	$609	$616
Other	99	106

	$708	$722

Tangible Assets

The following table provides details of the tangible assets balance sheet item:

(US Dollars in millions)	Land (a)	Equipment	Buildings and Leasehold Improvements(a)	Construction in Progress (CIP)	Total
Useful lives (years)		3 - 5	Up to 30
Cost:
At 3 July 2015	$48	$7,440	$1,595	$547	$9,630
Additions	2	117	34	414	567
Disposals	—	(261)	(26)	—	(287)
Reclassifications	—	4	1	(31)	(26)
CIP Reclassifications	19	381	296	(696)	—
Impairments	—	—	—	—	—

At 1 July 2016	$69	$7,681	$1,900	$234	$9,884

Additions	—	49	13	360	422
Disposals	(10)	(484)	(49)	(1)	(544)
Reclassifications	10	6	16	(12)	20
CIP Reclassifications	—	290	142	(432)	—
Impairments	(4)	(6)	(31)	—	(41)

At 30 June 2017	$65	$7,536	$1,991	$149	$9,741

Accumulated Depreciation:
At 3 July 2015	$(6)	$(6,483)	$(863)	$—	$(7,352)
Additions	—	(531)	(110)	—	(641)
Disposals	—	245	24	—	269
Reclassifications	—	—	—	—	—
Impairments	—	—	—	—	—

At 1 July 2016 (a)	$(6)	$(6,769)	$(949)	$—	$(7,724)

Additions	—	(456)	(125)	—	(581)
Disposals	—	483	49	—	532
Reclassifications	—	(9)	(9)	—	(18)
Impairments	—	—	—	—	—

At 30 June 2017	$(6)	$(6,751)	$(1,034)	$—	$(7,791)

Net Book Value:
At 1 July 2016	$63	$912	$951	$234	$2,160

At 30 June 2017	$59	$785	$957	$149	$1,950

(a) The Company classified certain land and buildings with a net book value of $75 million as assets held for sale in fiscal year 2017.

Interest on borrowings related to eligible capital expenditures is capitalized as part of the cost of the qualified assets and amortized over the estimated useful lives of the assets. During fiscal years 2017 and 2016, the Company capitalized interest of $4 million and $13 million, respectively.

In fiscal years 2017 and 2016, the Company determined it would discontinue the use of certain manufacturing property and equipment in the short-term, and that certain other buildings, land and manufacturing property and equipment were permanently impaired. As a result, the company recognized charges of $72 million and $53 million in fiscal years 2017 and 2016, respectively, from the write-off and accelerated depreciation of these fixed assets, including $35 million impairment on land and buildings in fiscal year 2017, classified as held for sale under tangible assets in the Consolidated Balance Sheet. Please refer to Note 9. Fair Value for more details. In fiscal year 2017, total charges of $35 million, $35 million and $2 million was recorded to Cost of revenue, Product development and Marketing and administrative, respectively, in the Consolidated Profit and Loss Account. In fiscal year 2016, the entire amount was recorded in cost of revenue in the Consolidated Profit and Loss Account.

Other Provisions

The following table provides details of the other provisions balance sheet item:

(US Dollars in millions)	Note	30 June 2017	1 July 2016
Accrued warranty	16	$233	$206
Accrued restructuring	5	43	63

		$276	$269

Other Creditors - amounts due within one year

The following table provides details of the other creditors - amounts falling due within one year balance sheet item:

(US Dollars in millions)	30 June 2017	1 July 2016
Accrued expenses	$364	$358
Dividend payable	184	—
Deferred income	55	18
Accrued employee compensation	237	184

	$840	$560

Accumulated Other Comprehensive Income (Loss) (“AOCI”), a component of Other Reserves

The components of AOCI, net of tax, were as follows:

(US Dollars in millions)	Unrealized Gains (Losses) on Cash Flow Hedges	Unrealized Gains (Losses) on Marketable Securities (1)	Unrealized Gains (Losses) on post- retirement plans	Foreign Currency Translation Adjustments	Total
Balance at July 3, 2015	$1	$—	$(15)	$(16)	$(30)
Other comprehensive income (loss) before reclassifications	(4)	—	8	(1)	3
Amounts reclassified from AOCI	2	—	—	—	2

Other comprehensive income (loss)	(2)	—	8	(1)	5

Balance at July 1, 2016	(1)	—	(7)	(17)	(25)
Other comprehensive income (loss) before reclassifications	(3)	—	—	5	2
Amounts reclassified from AOCI	4	—	2	—	6

Other comprehensive income (loss)	1	—	2	5	8

Balance at June 30, 2017	$—	$—	$(5)	$(12)	$(17)

(1)	The cost of a security sold or the amount reclassified out of AOCI into earnings was determined using the specific identification method.

3.  Acquisitions

Dot Hill Systems Corp.

On 6 October 2015, the Company acquired all of the outstanding shares of Dot Hill Systems Corp. (“Dot Hill”), a supplier of software and hardware storage systems. The Company paid $9.75 per share, or $674 million, in cash for the acquisition. The acquisition of Dot Hill further expands the Company’s OEM-focused cloud storage systems business and advances the Company’s strategic efforts.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

(Dollars in millions)	Amount
Cash and cash equivalents	$40
Trade debtors	48
Inventories	21
Other current and non-current assets	7
Tangible Assets	10
Intangible assets	252
Goodwill	364

Total assets	742

Trade creditors	(42)
Other creditors	(26)

Total liabilities	(68)

Total	$674

The following table shows the fair value of the separately identifiable intangible assets at the time of acquisition and the period over which each intangible asset will be amortized:

(Dollars in millions)	Fair Value	Weighted- Average Amortization Period
Existing technology	$164	5.0 years
Customer relationships	71	7.0 years
Trade names	3	5.0 years

Total amortizable intangible assets acquired	238	5.5 years
In-process research and development	14

Total acquired identifiable intangible assets	$252

The recognized goodwill, which is not deductible for income tax purposes, is primarily attributable to cost synergies expected to arise after the acquisition and the benefits the Company expects to derive from enhanced market opportunities.

The expenses related to the acquisition of Dot Hill for the fiscal year ended 1 July 2016, which are included within Marketing and administrative expense in the Consolidated Profit and Loss Account, are not significant.

The amounts of revenue and earnings of Dot Hill included in the Company’s Consolidated Profit and Loss Account from the acquisition date were not significant.

4.  Goodwill and Other Long-lived Assets

Goodwill

The changes in the carrying amount of goodwill are as follows:

(US dollars in millions)	Amount
Balance as of 3 July 2015	$874
Goodwill acquired	364
Goodwill disposed	(1)
Balance as of 1 July 2016	1,237
Goodwill acquired	—
Goodwill disposed	—
Foreign currency translation effect	1

Balance as of June 30 2017	$1,238

Other Intangible Assets

Other intangible assets consist primarily of existing technology, customer relationships and trade names acquired in business combinations. During fiscal year 2017, the in-process research and development (“IPR&D”) of $14 million was completed and reclassified to existing technology. Intangibles are amortized on a straight-line basis over the respective estimated useful lives of the assets. Amortization is charged to Operating expenses in the Consolidated Profit and Loss Account.

The carrying value of other intangible assets subject to amortization, excluding fully amortized intangible assets, as of 30 June 2017, is set forth in the following table:

(US Dollars in millions)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Remaining Useful Life
Existing technology	$280	$(112)	$168	3.6 years
Customer relationships	487	(395)	92	3.4 years
Trade name	27	(19)	8	2.1 years
Other intangible assets	29	(16)	13	2.6 years

Total amortizable other intangible assets	$823	$(542)	$281	3.4 years

The carrying value of other intangible assets subject to amortization, excluding fully amortized intangible assets, as of 1 July 2016 is set forth in the following table:

(US Dollars in millions)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Remaining Useful Life
Existing technology	$297	$(79)	$218	4.1 years
Customer relationships	510	(328)	182	3.2 years
Trade name	29	(14)	15	2.6 years
Other intangible assets	29	(10)	19	3.2 years

Total amortizable other intangible assets	$865	$(431)	$434	3.6 years

The carrying value of IPR&D not subject to amortization was $14 million on 1 July 2016.

As of 30 June 2017, expected amortization expense for other intangible assets for each of the next five years and thereafter is as follows:

(US Dollars in millions)	Amount
2018	$108
2019	71
2020	53
2021	25
2022	17
Thereafter	7

$281

The carrying values of intangible assets were $281 million and $448 million as of 30 June 2017 and 1 July 2016, respectively. In fiscal year 2017 amortization expense for other intangible assets was $168 million, of which $64 million was included in Cost of revenue and $104 million was included in Amortization of intangibles in the Consolidated Profit and Loss account. In fiscal year 2016, amortization expense for other intangible assets was $174 million, of which $51 million was included in Cost of revenue and $123 million was included in Amortization of intangibles in the Consolidated Profit and Loss account.

(US dollars in millions)	Existing Technology	Customer Relationships	Trade Names	In-process Research and Development	Other Intangible Assets	Total (a)
Cost:
At 3 July 2015	$354	$499	$30	$—	$35	$918
Additions	164	71	3	14	1	253
Disposals/Retirements	(181)	(47)	—	—	—	(228)
Reclassifications	—	—	—	—	—	—

At 1 July 2016	$337	$523	$33	$14	$36	$943

Additions	—	—	—	—	1	1
Disposals/Retirements	(2)	(2)	—	—	—	(4)
Reclassifications	14	—	—	(14)	—	—
Impairments	—	—	—	—	—	—

At 30 June 2017	$349	$521	$33	$—	$37	$940

Accumulated Amortization:
At 3 July 2015	$(232)	$(294)	$(10)	$—	$(12)	$(548)
Additions	(68)	(94)	(8)	—	(5)	(175)
Disposals/Retirements	181	47	—	—	—	228
Reclassifications	—	—	—	—	—	—

At 1 July 2016	$(119)	$(341)	$(18)	$—	$(17)	$(495)

Additions	(64)	(90)	(7)	—	(7)	(168)
Disposals/Retirements	2	2	—	—	—	4
Reclassifications	—	—	—	—	—	—
Impairments	—	—	—	—	—	—

At 30 June 2017	$(181)	$(429)	$(25)	$—	$(24)	$(659)

Net Book Value:
At 1 July 2016	$218	$182	$15	$14	$19	$448

At 30 June 2017	$168	$92	$8	$—	$13	$281

(a)	The carrying value of intangible assets subject to amortization includes fully amortized intangible assets for the period presented.

5. Restructuring and Exit Costs

During fiscal years 2017 and 2016, the Company recorded restructuring charges of $178 million and $175 million, respectively, comprised primarily of charges related to workforce reduction costs and facility exit costs associated with restructuring of its workforce during each fiscal year. The Company’s significant restructuring plans are described below. All restructuring charges are reported in Restructuring and Other net on the Consolidated Profit and Loss Account.

March 2017 Plan - On 9 March 2017, the Company committed to an additional restructuring plan (the “March 2017 Plan”) in connection with the continued consolidation of its global footprint. The Company closed its design center in Korea, resulting in the reduction of the Company’s headcount by approximately 300 employees. The March 2017 Plan was largely completed by the end of fiscal year 2017. In addition, the Company committed to sell its land and building in Korea as part of the plan. This land and building met the criteria to be classified as assets held for sale and were included in Tangible assets on the Consolidated Balance Sheet at 30 June 2017. The Company recorded an impairment charge of $26 million as part of the fair value measurement to reduce the carrying amount of its land and building to its estimated fair value less costs to sell, which is included in Operating expenses in the Consolidated Profit and Loss Account.

July 2016 Plan - On 11 July 2016, the Company committed to a restructuring plan (the “July 2016 Plan”) for continued consolidation of its global footprint across Asia, EMEA and the Americas. The July 2016 Plan included reducing worldwide headcount by approximately 6,500 employees. The July 2016 Plan, was largely completed by the end of fiscal year 2017.

June 2016 Plan - On 27 June 2016, the Company committed to a restructuring plan (the “June 2016 Plan”) as part of the Company’s efforts to reduce its cost structure to align with the then current macroeconomic conditions. The June 2016 Plan included reducing worldwide headcount by approximately 1,600 employees. The June 2016 Plan was largely completed by the fiscal quarter ended 30 December 2016 with no material future costs expected to be incurred.

The following table summarizes the Company’s restructuring activities under all of the Company’s active restructuring plans for fiscal years 2017 and 2016:

	March 2017 Plan		July 2016 Plan		June 2016 Plan		Other Plans		Total
(Dollars in millions)	Workforce Reduction Costs	Facilities and Other Exit Costs	Workforce Reduction Costs	Facilities and Other Exit Costs	Workforce Reduction Costs	Facilities and Other Exit Costs	Workforce Reduction Costs	Facilities and Other Exit Costs
All Restructuring Activities

Accrual balances at 3 July 2015	—	—	—	—	—	—	11	8	19
Restructuring charges	—	—	—	—	69	—	82	24	$175
Cash payments	—	—	—	—	(24)	—	(89)	(18)	$(131)
Adjustments	—	—	—	—	—	—	1	(1)	$—

Accrual balances at 1 July 2016	—	—	—	—	45	—	5	13	63
Restructuring charges	28	3	72	20	—	1	31	12	$167
Cash payments	(29)	(3)	(57)	(18)	(41)	(1)	(33)	(16)	$(198)
Adjustments	1		7	—	(1)	—	—	4	$11

Accrual balances at 30 June 2017	$—	$—	$22	$2	$3	$—	$3	$13	$43

Total costs incurred to date as of 30 June 2017	$29	$3	$79	$20	$68	$1	$158	$49	$407

Total expected costs to be incurred as of 30 June 2017	$1	$3	$1	$13	$—	$—	$—	$3	$21

The accrued restructuring balance is included in Other provisions in the Company’s Consolidated Balance Sheet for fiscal years 2017 and 2016.

6. Debentures and Bank Loans

Short-Term Borrowings

The credit agreement entered into by the Company and its subsidiary Seagate HDD Cayman on 18 January 2011 and subsequently amended (the “Revolving Credit Facility”) provides the Company with a $700 million senior secured revolving credit facility. The term of the Revolving Credit Facility is through 15 January 2020, provided that if the Company does not have Investment Grade Ratings (as defined in the Revolving Credit Facility) on 15 August 2018, then the maturity date will be 16 August 2018 unless certain extension conditions have been satisfied. The loans made under the Revolving Credit Facility will bear interest at a rate of LIBOR plus a variable margin that will be determined based on the corporate credit rating of the Company. The Company and certain of its material subsidiaries fully and unconditionally guarantee the Revolving Credit Facility. The Revolving Credit Facility is available for cash borrowings, subject to compliance with certain covenants and other customary conditions to borrowing, and for the issuance of letters of credit up to a sub-limit of $75 million.

The Revolving Credit Facility, as amended, includes three financial covenants: (1) minimum cash, cash equivalents and marketable securities; (2) a fixed charge coverage ratio; and (3) a net leverage ratio. On 27 April 2016, the Revolving Credit Agreement was amended in order to increase the allowable net leverage ratio to allow for higher net leverage levels. The Company was in compliance with the modified covenants as of 30 June 2017 and expects to be in compliance for the next 12 months.

As of 30 June 2017, no borrowings had been drawn or letters of credit utilized under the Revolving Credit Facility.

Long-Term Debt

$800 million Aggregate Principal Amount of 3.75% Senior Notes due November 2018 (the “2018 Notes”). On 5 November 2013, Seagate HDD Cayman, issued $800 million in aggregate principal amount of 3.75% Senior Notes, which mature on 15 November 2018, in a private placement. The interest on the Notes is payable semi-annually on 15 May and 15 November of each year. The Notes are redeemable at the option of Seagate HDD Cayman in whole or in part, on not less than 30, nor more than 60 days’ notice, at a “make-whole” premium redemption price. The “make-whole” premium redemption price will be equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining schedule payments of principal and interest on the Notes being redeemed, discounted at the redemption date on a semi-annual basis at a rate equal to the sum of the applicable Treasury rate plus 50 basis points. Accrued and unpaid interest, if any will be paid to, but excluding, the redemption date. The Notes are fully and unconditionally guaranteed by the Company on a senior unsecured basis. During fiscal year 2017, the Company repurchased $90 million aggregate principal amount of the 2018 Notes for cash at a premium to their principal amount, plus accrued and unpaid interest. The Company recorded a loss on the repurchase of approximately $3 million, which is included in Other income and charges, net in the Consolidated Profit and Loss Account.

$600 million Aggregate Principal Amount of 7.00% Senior Notes due November 2021 (the “2021 Notes”). On 18 May 2011, the Company’s subsidiary, Seagate HDD Cayman, completed the sale of $600 million aggregate principal amount of the 2021 Notes, in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended. The obligations under the 2021 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company. The interest on the 2021 Notes is payable semi-annually on 1 January and 1 July of each year. The 2021 Notes are redeemable any time prior to 1 May 2016 at the option of the Company, in whole or in part, at a redemption price of 100% of the principal amount plus an “applicable premium” and accrued and unpaid interest, if any, to the redemption date. The “applicable premium” will be equal to the greater of (1) 1% of the principal amount of the 2021 Notes, or (2) the excess, if any, of (a) the present value of the redemption price on 1 May 2016 plus interest payments due through 1 May 2016, discounted at the applicable Treasury rate as of the redemption date plus 50 basis points; over (b) the principal amount of such note. The 2021 Notes are redeemable at any time on or after 1 May 2016 at various prices expressed as a percentage of principal amount, as set forth in the indentures, plus accrued and unpaid interest, if any, to the redemption date. In addition, any time before 1 May 2014, the Company may redeem up to 35% of the principal amount with the net cash proceeds from permitted sales of the Company’s stock at a redemption price of 107% of the principal amount plus accrued interest to the redemption date. The issuer under the 2021 Notes is Seagate HDD Cayman and the obligations under the 2021 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company. During fiscal years 2016 and 2015, the Company repurchased $1 million and $93 million, respectively, aggregate principal amount of its 2021 Notes for cash at a premium to their principal amount, plus accrued and unpaid interest. For fiscal year 2016, the loss recorded on the repurchase was immaterial and for fiscal year 2015, the Company recorded a loss on the repurchase of approximately $13 million, which were included in Other income and charges, net in the Company’s Consolidated Profit and Loss Account. During fiscal year 2017, the 2021 Notes were fully extinguished through redemption for cash at a premium to their principal amount of $158 million, plus accrued and unpaid interest. For fiscal year 2017, the Company recorded a loss on the redemption of approximately $5 million, which is included in Other income and charges, net in the Company’s Consolidated Profit and Loss Account.

$750 million Aggregate Principal Amount of 4.25% Senior Notes due March 2022 (the “2022 Notes”). On 3 February, 2017, Seagate HDD Cayman issued, in a private placement, $750 million in aggregate principal amount of 4.25% Senior Notes which will mature on 1 March, 2022. The interest on the 2022 Notes is payable semi-annually on 1 March and 1 September of each year, commencing on 1 September, 2017. At any time before 1 February, 2022, Seagate HDD Cayman may redeem some or all of the 2022 Notes at a ‘make whole’ redemption price, plus accrued and unpaid interest, if any. The ‘‘make-whole’’ redemption price will be equal to (1) 100% of the principal amount of the 2022 Notes redeemed, plus (2) the excess, if any, of (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2022 Notes being redeemed, discounted to the redemption date on a semi-annual basis at a rate equal to the sum of the Treasury Rate plus 40 basis points, minus accrued and unpaid interest, if any, on the 2022 Notes being redeemed to, but excluding, the redemption date over (b) the principal amount of the 2022 Notes being redeemed, plus (3) accrued and unpaid interest, if any, on the 2022 Notes being redeemed to, but excluding, the redemption date. The issuer under the 2022 Notes is Seagate HDD Cayman, and the obligations under the 2022 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company.

$1 billion Aggregate Principal Amount of 4.75% Senior Notes due June 2023 (the “2023 Notes”). On 22 May 2013, Seagate HDD Cayman, issued $1 billion in aggregate principal amount of 4.75% Senior Notes, which mature on 1 June 2023, in a private placement. The obligations under the 2023 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company. The interest on the 2023 Notes is payable semi-annually on 1 June and 1 December of each year. The 2023 Notes are redeemable at the option of the Company in whole or in part, on not less than 30, nor more than 60 days’ notice, at a “make-whole” premium redemption price. The “make-whole” redemption price will be equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes being redeemed, discounted at the redemption date on a semi-annual basis at a rate equal to the sum of the applicable Treasury rate plus 50 basis points. Accrued and unpaid interest, if any, will be paid to, but excluding, the redemption date. During fiscal year 2016, the Company repurchased $10 million aggregate principal amount of its 2023 Notes for cash at a discount to their principal amount, plus accrued and unpaid interest. The loss recorded on the repurchase was immaterial, which is included in Other income and charges, net in the Company’s Consolidated Profit and Loss Account. During fiscal year 2017, the Company repurchased $39 million aggregate principal amount of its 2023 Notes for cash at a premium to their principal amount, plus accrued and unpaid interest. The loss recorded on the repurchase was immaterial, which is included in Other income and charges, net in the Company’s Consolidated Profit and Loss Account.

$500 million Aggregate Principal Amount of 4.875% Senior Notes due March 2024 (the “2024 Notes”). On 3 February 2017, Seagate HDD Cayman issued, in a private placement, $500 million in aggregate principal amount of 4.875% Senior Notes which will mature on 1 March 2024. The interest on the 2024 Notes is payable semi-annually on March 1 and September 1 of each year, commencing on 1 September 2017. At any time before 1 January 2024, Seagate HDD Cayman may redeem some or all of the 2024 Notes at a ‘make whole’ redemption price, plus accrued and unpaid interest, if any. The ‘‘make-whole’’ redemption price will be equal to (1) 100% of the principal amount of the 2024 Notes redeemed, plus (2) the excess, if any, of (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2024 Notes being redeemed, discounted to the redemption date on a semi-annual basis at a rate equal to the sum of the Treasury Rate plus 45 basis points, minus accrued and unpaid interest, if any, on the 2024 Notes being redeemed to, but excluding, the redemption date over (b) the principal amount of the 2024 Notes being redeemed, plus (3) accrued and unpaid interest, if any, on the 2024 Notes being redeemed to, but excluding, the redemption date. The issuer under the 2024 Notes is Seagate HDD Cayman, and the obligations under the 2024 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company.

$1 billion Aggregate principal amount of 4.75% Senior Notes due January 2025 (the “2025 Notes”). On 28 May 2014, Seagate HDD Cayman issued, in a private placement, $1 billion in aggregate principal amount of 4.75% Senior Notes due 2025, which mature on 1 January 2025. The interest on the Notes will be payable in cash semiannually on January 1 and July 1 of each year, commencing on 1 January 2015. At any time, upon not less than 30 nor more than 60 days’ notice, Seagate HDD may redeem some or all of the Notes at a ‘‘make-whole’’ redemption price. The ‘‘make-whole’’ redemption price will be equal to the greater of (1) 100% of the principal amount of the Notes redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date on a semi-annual basis at a rate equal to the sum of the Treasury Rate plus 50 basis points. Accrued and unpaid interest, if any, will be paid to, but excluding, the redemption date. The Notes are fully and unconditionally guaranteed by the Company on a senior unsecured basis. During fiscal year 2016, the Company repurchased $5 million aggregate principal amount of its 2025 Notes for cash at a discount to their principal amount, plus accrued and unpaid interest. The gain recorded on the repurchase was immaterial, which is included in Other income and charges, net in the Company’s Consolidated Profit and Loss Account. During fiscal year 2017, the Company repurchased $20 million aggregate principal amount of the 2025 Notes for cash at a discount to their principal amount, plus accrued and unpaid interest. The Company recorded a gain on the repurchase of approximately $1 million, which is included in Other income and charges, net in the Company’s Consolidated Profit and Loss Account.

$700 million Aggregate Principal Amount of 4.875% Senior Notes due June, 2027 (the “2027 Notes”). On 14 May 2015, Seagate HDD Cayman issued, in a private placement, $700 million in aggregate principal amount of 4.875% Senior Notes, which mature on 1 June 2027. The interest on the Notes is payable semi-annually on 1 June and 1 December of each year, commencing on 1 December 2015. At any time before 1 March 2027, Seagate HDD Cayman may redeem some or all of the Notes at a “make-whole” redemption price. The ‘‘make-whole’’ redemption price will be equal to (1) 100% of the principal amount of the Notes redeemed, plus (2) the excess, if any of (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date on a semi-annual basis at a rate equal to the sum of the Treasury Rate plus 40 basis points, minus accrued and unpaid interest, if any, on the Notes being redeemed to, but excluding, the redemption date over (y) the principal amount of the Notes being redeemed, plus (3) accrued and unpaid interest, if any, on the Notes being redeemed to, but excluding, the redemption date. At any time on or after 1 March, 2027, the Company may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The issuer under the 2027 Notes is Seagate HDD Cayman, and the obligations under the 2027 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company. During fiscal year 2017, the Company repurchased $4 million aggregate principal amount of the 2027 Notes for cash at a discount to their principal amount, plus accrued and unpaid interest. The Company recorded an immaterial gain on the repurchase, which is included in Other income and charges, net in the Company’s Consolidated Profit and Loss Account.

$500 million Aggregate Principal Amount of 5.75% Senior Notes due December, 2034 (the “2034 Notes”). On 2 December 2014, Seagate HDD Cayman issued, in a private placement, $500 million in aggregate principal amount of 5.75% Senior Notes, which mature on 1 December, 2034. The interest on the Notes is payable semi-annually on 1 June and 1 December of each year, commencing on 1 June 2015. At any time before 1 June, 2034, Seagate HDD Cayman may redeem some or all of the Notes at a “make-whole” redemption price. The ‘‘make-whole’’ redemption price will be equal to (1) 100% of the principal amount of the Notes redeemed, plus (2) the excess, if any of (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date on a semi-annual basis at a rate equal to the sum of the Treasury Rate plus 50 basis points, minus accrued and unpaid interest, if any, on the Notes being redeemed to, but excluding, the redemption date over (y) the principal amount of the Notes being redeemed, plus (3) accrued and unpaid interest, if any, on the Notes being redeemed to, but excluding, the redemption date. At any time on or after 1 June, 2034, the Company may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The issuer under the 2034 Notes is Seagate HDD Cayman, and the obligations under the 2034 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company. During fiscal year 2016, the Company repurchased $10 million aggregate principal amount of its 2034 Notes for cash at a discount to their principal amount, plus accrued and unpaid interest. The Company recorded a gain on the repurchase of approximately $3 million, which is included in Other income and charges, net in the Company’s Consolidated Profit and Loss Account.

Interest charges shown in the Consolidated Profit and Loss Account are related to the Company’s debentures.

At 30 June 2017, future principal payments on long-term debt were as follows (in millions):

Fiscal Year	Amount
2018	$—
2019	710
2020	—
2021	—
2022	750
Thereafter	3,613

$5,073

7. Income Taxes

The provision for liabilities and charges related to taxation as reported in the Balance Sheet consisted of the following:

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
Accrued income taxes falling due within one year	$9	$7
Deferred income tax liabilities due within one year	—	—
Accrued income taxes falling due after one year	15	14
Deferred income tax liabilities due after one year	6	10

Total	$30	$31

Income tax expense (benefit) consisted of the following:

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
Current tax expense (benefit):
US Federal	$—	$1
US State	1	2
Non-US	39	25

Total Current	40	28

Deferred tax expense (benefit):
US Federal	(5)	—
US State	—	—
Non-US	8	(2)

Total Deferred	3	(2)

Income tax expense (benefit)	$43	$26

Income before income taxes consisted of the following:

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
US	$(22)	$—
Non-US	837	274

	$815	$274

The Company recorded no excess tax benefits associated with stock option deductions in fiscal year 2017. The Company recorded $0.6 million of excess tax benefits associated with stock option deductions in fiscal year 2016.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the Company’s deferred tax assets and liabilities were as follows:

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
Deferred tax assets
Accrued warranty	$85	$74
Inventory valuation accounts	43	32
Debtor reserve	19	11
Accrued compensation and benefits	99	85
Depreciation	109	173
Restructuring accruals	(1)	14
Other accruals and deferred items	51	50
Net operating losses and tax credit carry-forwards	1,224	1,252
Other assets	11	2

Total deferred tax assets	1,640	1,693
Valuation allowance	(966)	(984)

Net deferred tax assets	674	709

Deferred tax liabilities
Unremitted earnings of certain non-US entities	(7)	(11)
Acquisition-related items	(65)	(92)

Total Deferred tax liabilities	(72)	(103)

Deferred taxes on intra-entity transactions	$2	$—

Total Net Deferred tax assets	$604	$606

As Reported on the Consolidated Balance Sheet
Deferred income taxes - included in Other debtors falling due after one year	609	616
Deferred income taxes liabilities - included in Provision for taxation	(5)	(10)

Total Net Deferred income taxes	$604	$606

The deferred tax asset valuation allowance decreased by $18 million in fiscal year 2017 and increased by $55 million in fiscal years 2017 and 2016, respectively.

At 30 June 2017, the Company recorded $602 million of net deferred tax assets, excluding $2 million of deferred taxes on intra-entity transactions. The realization of most of these deferred tax assets is primarily dependent on the Company’s ability to generate sufficient US and certain non-US taxable income in future periods. Although realization is not assured, the Company’s management believes it is more likely than not that these deferred tax assets will be realized. The amount of deferred tax assets considered realizable, however, may increase or decrease in subsequent periods when the Company reevaluates the underlying basis for its estimates of future US. and certain non-US. taxable income.

At 30 June 2017, the Company had US federal, state and non-US tax net operating loss carryforwards of approximately $3.4 billion, $2.0 billion and $173 million, respectively, which will expire at various dates beginning in fiscal year 2018, if not utilized. Net operating loss carryforwards of approximately $68 million are scheduled to expire in fiscal year 2018. At 30 June 2017, the Company had US. federal and state tax credit carryforwards of $444 million and $105 million, respectively, which will expire at various dates beginning in fiscal year 2018, if not utilized.

As of 30 June 2017, approximately $560 million and $101 million of the Company’s total US net operating loss and tax credit carryforwards, respectively, are subject to annual limitations ranging from $1 million to $45 million pursuant to US. tax law.

For purposes of the reconciliation between the income tax expenses at the rate and the effective tax rate applicable to the Company in Ireland, the rate applicable to the Company of 25% was applied as follows:

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
Income tax expense at statutory rate applicable to the Company in Ireland	$204	$69
Net US. federal and state income taxes	1	3
Permanent differences	19	10
Valuation allowance	(11)	(1)
Non-US. losses with no tax benefits	17	1
Non-US. earnings taxed at less than statutory rate applicable to the Company in Ireland	(186)	(37)
Reversal of previously recorded taxes	(4)	(19)
Other individually immaterial items	3	—

Income tax expense	$43	$26

A substantial portion of the Company’s operations in Malaysia, Singapore and Thailand operate under various tax holiday programs, which expire in whole or in part at various dates through 2024. Certain tax holidays may be extended if specific conditions are met. The net impact of these tax holiday programs was to increase the Company’s net income by approximately $163 million in fiscal year 2017 ($0.54 per share, diluted) and to increase the Company’s net income by approximately $67 million in fiscal year 2016 ($0.22 per share, diluted).

The Company consists of an Irish tax resident parent holding company with various US and non-US subsidiaries that operate in multiple non-Irish taxing jurisdictions. The amount of temporary differences (including undistributed earnings) related to outside basis differences in the stock of non-Irish resident subsidiaries considered indefinitely reinvested outside of Ireland for which Irish income taxes have not been provided as of 30 June 2017, was approximately $1.5 billion. If such amount were remitted to Ireland as a dividend, it is likely that tax at 25% or approximately $375 million would result.

As of 30 June 2017 and 1 July 2016, the Company had approximately $74 million and $76 million, respectively, of unrecognized tax benefits excluding interest and penalties. The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate is $74 million and $76 million as of 30 June 2017 and 1 July 2016, respectively, subject to certain future valuation allowance offsets.

The following table summarizes the activity related to the Company’s gross unrecognized tax benefits:

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
Balance of unrecognized tax benefits at the beginning of the year	$76	$89
Gross increase for tax positions of prior years	2	12
Gross decrease for tax positions of prior years	(7)	(8)
Gross increase for tax positions of current year	16	11
Gross decrease for tax positions of current year	—	—
Settlements	—	—
Lapse of statutes of limitation	(13)	(27)
Non-US. exchange gain	—	(1)

Balance of unrecognized tax benefits at the end of the year	$74	$76

It is the Company’s policy to include interest and penalties related to unrecognized tax benefits in the income tax expense on the Consolidated Profit and Loss Account. During fiscal year 2017, the Company recognized net income tax benefit for interest and penalties of $1 million as compared to net income tax expense of $8 million during fiscal year 2016. As of 30 June 2017, the Company had $4 million of accrued interest and penalties related to unrecognized tax benefits compared to $6 million in fiscal year 2016.

During the 12 months beginning 1 July 2017, the Company expects that its unrecognized tax benefits could be reduced by approximately $14 million as a result of the expiration of certain statutes of limitation.

The Company is required to file US federal, US state and non-US income tax returns. The Company is no longer subject to examination of its US federal income tax returns for years prior to fiscal year 2014. With respect to US state and non-US income tax returns, the Company is generally no longer subject to tax examination for years ending prior to fiscal year 2006.

The following table shows the activity in the deferred tax liability balance for fiscal year 2017:

(US Dollars in millions)
Balance at 1 July 2016	$10
Unremitted earnings of certain non-US entities	(4)

Balance at 30 June 2017	$6

8. Derivative Financial Instruments

The Company is exposed to foreign currency exchange rate, interest rate, and to a lesser extent, equity market risks relating to its ongoing business operations. The Company enters into foreign currency forward exchange contracts in order to manage the foreign currency exchange rate risk on forecasted expenses denominated in foreign currencies. The Company’s accounting policies for these instruments are based on whether the instruments are classified as designated or non-designated hedging instruments. The Company records all derivatives in the Consolidated Balance Sheet at fair value. The changes in the fair value of the effective portions of designated cash flow hedges are recorded in Accumulated other comprehensive loss, which is a component of Other Reserves, until the hedged item is recognized in earnings. Derivatives that are not designated as hedging instruments and the ineffective portions of cash flow hedges are adjusted to fair value through earnings. The Company has no outstanding cash flow hedges as of 30 June 2017. The amount of net unrealized loss on cash flow hedges was $2 million as of 1 July 2016.

The Company de-designates its cash flow hedges when the forecasted hedged transactions are realized or it is probable the forecasted hedged transactions will not occur in the initially identified time period. At such time, the associated gains and losses deferred in Accumulated other comprehensive loss, which is a component of Other Reserves, are reclassified immediately into earnings and any subsequent changes in the fair value of such derivative instruments are immediately reflected in earnings. The Company did not recognize any net gains or losses related to the loss of hedge designation on discontinued cash flow hedges during fiscal year 2017 and did not recognize any material amounts during fiscal year 2016.

As of 30 June 2017, the Company does not have outstanding foreign currency forward exchange contracts. The following tables show the total notional value of the Company’s outstanding foreign currency forward exchange contracts as of 1 July 2016:

	As of 1 July 2016
(US Dollars in millions)	Contracts Designated as Hedges	Contracts Not Designated as Hedges
British Pound Sterling	$47	$10

The Company is subject to equity market risks due to changes in the fair value of the notional investments selected by its employees as part of its Non-qualified Deferred Compensation Plan—the Seagate Deferred Compensation Plan (the “SDCP”). In fiscal year 2014, the Company entered into a Total Return Swap (“TRS”) in order to manage the equity market risks associated with the SDCP liabilities. The Company pays a floating rate, based on LIBOR plus an interest rate spread, on the notional amount of the TRS. The TRS is designed to substantially offset changes in the SDCP liability due to changes in the value of the investment options made by employees. As of 30 June 2017, the notional investments underlying the TRS amounted to $105 million. The contract term of the TRS is through January 2018 and is settled on a monthly basis, therefore limiting counterparty performance risk. The Company did not designate the TRS as a hedge. Rather, the Company records all changes in the fair value of the TRS to earnings to offset the market value changes of the SDCP liabilities.

As of 30 June 2017, the Company has no outstanding foreign currency forward exchange contracts and the gross fair value of the TRS reflected in the Consolidated Balance Sheet is immaterial.

The following tables show the Company’s derivative instruments measured at gross fair value as reflected in the Consolidated Balance Sheet as of 1 July 2016:

	As of 1 July 2016
	Derivatives Asset		Derivatives Liability
(US Dollars in millions)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments:
Foreign currency forward exchange contracts	Other debtors	$—	Other creditors	$(2)
Derivatives not designated as hedging instruments:
Foreign currency forward exchange contracts	Other debtors	—	Other creditors	(1)
Total return swap	Other debtors	3	Other creditors	—

Total derivatives		$3		$(3)

The following tables show the effect of the Company’s derivative instruments on the Consolidated Statement of Comprehensive Income and the Consolidated Profit and Loss Account for the fiscal year ended 30 June 2017:

(US Dollars in millions) Derivatives Designated as Cash Flow Hedges	Amount of Gain or (Loss) Recognized in OCI on Derivatives (Effective Portion)	Location of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Location of Gain or (Loss) Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Gain or (Loss) Recognized in Income (Ineffective Portion and Amount Excluded from Effectiveness Testing) (a)
Foreign currency forward exchange contracts	$ (3)	Cost of revenue	$ (4)	Cost of revenue	$—

Derivatives Not Designated as Hedging Instruments	Location of Gain or (Loss) Recognized in Income on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
Foreign currency forward exchange contracts	Other income and charges, net	$1
Total return swap	Operating expenses	$10

(a)	The amounts of gain or (loss) recognized in income related to the ineffective portion of the hedging relationships and to the amount excluded from the assessment of hedge effectiveness were less than $1 million for the fiscal year ended 30 June 2017.

The following tables show the effect of the Company’s derivative instruments on the Consolidated Statement of Comprehensive Income and the Consolidated Profit and Loss Account for the fiscal year ended 1 July 2016:

(US Dollars in millions) Derivatives Designated as Cash Flow Hedges	Amount of Gain or (Loss) Recognized in OCI on Derivatives (Effective Portion)	Location of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Location of Gain or (Loss) Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Gain or (Loss) Recognized in Income (Ineffective Portion and Amount Excluded from Effectiveness Testing) (a)
Foreign currency forward exchange contracts	$ (4)	Cost of revenue	$ (2)	Cost of revenue	$—

Derivatives Not Designated as Hedging Instruments	Location of Gain or (Loss) Recognized in Income on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
Foreign currency forward exchange contracts	Other income and charges, net	$ (5)
Total return swap	Operating expenses	$ (1)

(a)	The amounts of gain or (loss) recognized in income related to the ineffective portion of the hedging relationships and to the amount excluded from the assessment of hedge effectiveness were less than $1 million for the fiscal year ended 1 July 2016.

9. Fair Value

Measurement of Fair Value

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Fair Value Hierarchy

A fair value hierarchy is based on whether the market participant assumptions used in determining fair value are obtained from independent sources (observable inputs) or reflects the Company’s own assumptions of market participant valuation (unobservable inputs). A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of inputs that may be used to measure fair value:

Level 1—Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices for identical assets and liabilities in markets that are inactive; quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly; or

Level 3—Prices or valuations that require inputs that are both unobservable and significant to the fair value measurement.

The Company considers an active market to be one in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis, and views an inactive market as one in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers. Where appropriate the Company’s or the counterparty’s non-performance risk is considered in determining the fair values of liabilities and assets, respectively.

Items Measured at Fair Value on a Recurring Basis

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis, excluding accrued interest components, as of 30 June 2017:

	Fair Value Measurements at Reporting Date Using
(US Dollars in millions)	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance
Assets:
Money market funds	$592	$—	$—	$592
Time deposits	—	582	—	582

Total cash equivalents and investments	592	582	—	1,174

Restricted cash and investments:
Money market funds	1	—	—	1
Time deposits and certificates of deposit	—	3	—	3

Total assets	$593	$585	$—	$1,178

	Fair Value Measurements at Reporting Date Using
(US Dollars in millions)	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance
Assets:
Cash and cash equivalents	$592	$582	$—	$1,174
Other debtors - amounts falling due within one year	1	3	—	4

Total assets	$593	$585	$—	$1,178

The Company reclassified demand deposits from certificates of deposit and money market funds to cash as of 1 July 2016 in the table below to conform to the current year’s presentation. This reclassification did not result in any change to the cash and cash equivalents balance as reported in the Consolidated Balance Sheet and Statement of Cash Flows for all periods presented.

The following tables present the Company’s assets and liabilities, by financial instrument type and balance sheet line item that are measured at fair value on a recurring basis, excluding accrued interest components, as of 1 July 2016:

	Fair Value Measurements at Reporting Date Using
(US Dollars in millions)	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance
Assets:
Money market funds	$230	$—	$—	$230
Corporate bonds	—	6	—	6

Total cash equivalents and investments	230	6	—	236

Restricted Cash and Investments:
Money market funds	2	—	—	2
Certificates of deposit	—	5	—	5
Derivative assets	—	3	—	3

Total assets	$232	$14	$—	$246

Liabilities:
Derivative liabilities	$—	$(3)	$—	$(3)

Total liabilities	$—	$(3)	$—	$(3)

	Fair Value Measurements at Reporting Date Using
(US Dollars in millions)	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance
Assets:
Cash and cash equivalents	$230	$—	$—	$230
Investments	—	6	—	6
Other debtors - amounts falling due within one year	2	8	—	10

Total assets	$232	$14	$—	$246

Liabilities:
Other creditors - amounts falling due within one year	$—	$(3)	$—	$(3)

Total liabilities	$—	$(3)	$—	$(3)

The Company classifies items in Level 1 if the financial assets consist of securities for which quoted prices are available in an active market.

The Company classifies items in Level 2 if the financial asset or liability is valued using observable inputs. The Company uses observable inputs including quoted prices in active markets for similar assets or liabilities. Level 2 assets include: agency bonds, corporate bonds, commercial paper, municipal bonds, US Treasuries, time deposits and certificates of deposit. These debt investments are priced using observable inputs and valuation models which vary by asset class. The Company uses a pricing service to assist in determining the fair values of all of its cash equivalents and investments. For the cash equivalents and investments in the Company’s portfolio, multiple pricing sources are generally available. The pricing service uses inputs from multiple industry standard data providers or other third party sources and various methodologies, such as weighting and models, to determine the appropriate price at the measurement date. The Company corroborates the prices obtained from the pricing service against other independent sources and, as of 30 June 2017, has not found it necessary to make any adjustments to the prices obtained. The Company’s derivative financial instruments are also classified within Level 2. The Company’s derivative financial instruments consist of foreign currency forward exchange contracts and the TRS. The Company recognizes derivative financial instruments in its consolidated financial statements at fair value. The Company determines the fair value of these instruments by considering the estimated amount it would pay or receive to terminate these agreements at the reporting date.

As of 30 June 2017 and 1 July 2016, the Company had no Level 3 assets or liabilities measured at fair value on a recurring basis.

Items Measured at Fair Value on a Non-Recurring Basis

From time to time, the Company enters into certain strategic investments for the promotion of business and strategic objectives. These strategic investments primarily include cost basis investments representing those where the Company does not have the ability to exercise significant influence as well as equity method investments representing those where the Company does have the ability to exercise significant influence but does not have control. These investments are included in Financial assets, net in the Consolidated Balance Sheet, and are periodically analyzed to determine whether or not there are indicators of impairment. The carrying value of the Company’s strategic investments at 30 June 2017 and 1 July 2016 totaled $125 million and $113 million, respectively, and consisted primarily of privately held equity securities without a readily determinable fair value.

During the fiscal years 2017 and 2016, the Company determined that certain of its equity investments accounted for under the cost method were other-than-temporarily impaired, and recognized charges of $25 million and $13 million, respectively, in order to write down the carrying amount of the investments to its estimated fair value. Since there was no active market for the equity securities of the investee, the Company estimated fair value of the investee by analyzing the underlying cash flows and future prospects of the investee. These amounts were recorded in Other income and charges, net in the Company’s Consolidated Profit and Loss Account.

In connection with the Company’s manufacturing footprint reduction, the Company has $75 million and $2 million held for sale assets included in Tangible assets and Other debtors, respectively, on the Consolidated Balance Sheet as of 30 June 2017. These assets primarily consisted of $37 million of land and building in Korea and $26 million of land and building in China, with the remainder of the balance comprised of property at other locations (collectively, the “properties”). The respective properties to be sold met the criteria to be classified as held for sale during the June 2017 and March 2017 quarters. Depreciation related to the properties ceased as of the date these were determined to be held for sale. During fiscal year 2017, the Company recorded impairment charges of $35 million in order to write down the carrying amount of such properties to their estimated fair values less costs to sell. The impairment charges were recorded in the Operating expenses in the Consolidated Profit and Loss Account. The fair values were measured with the assistance of third-party valuation models which used inputs such as market comparable data for similar land sale transactions adjusted for difference to indicate value of the subject properties and the cost approach valuation techniques for buildings as part of the analysis. The fair value measurement was categorized as Level 3 as significant unobservable inputs were used in the valuation analysis.

The following table shows the activity in the Financial assets for fiscal years 2017 and 2016, respectively:

(US Dollars in millions)	Strategic Investments	Total
Balance at 3 July 2015	$120	$120

Additional investments	6	6
Impairments	(13)	(13)

Balance at 1 July 2016	$113	$113

Additional investments	37	37
Impairments	(25)	(25)

Balance at 30 June 2017	$125	$125

Other Fair Value Disclosures

The Company’s debt is carried at amortized cost. The fair value of the Company’s debt is derived using the closing price of the same debt instruments as of the date of valuation, which takes into account the yield curve, interest rates and other observable inputs. Accordingly, these fair value measurements are categorized as Level 2. The following table presents the fair value and amortized cost of the Company’s debt in order of maturity:

	30 June 2017		1 July 2016
(Dollars in millions)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
3.75% Senior Notes due November 2018	$710	$726	$800	$804
7.00% Senior Notes due November 2021	—	—	158	164
4.250% Senior Notes due March 2022	748	765	—	—
4.75% Senior Notes due June 2023	951	987	990	857
4.875% Senior Notes due March 2024	497	511	—	—
4.75% Senior Notes due January 2025	975	984	995	795
4.875% Senior Notes due June 2027	695	698	698	514
5.75% Senior Notes due December 2034	489	488	489	357

	5,065	5,159	4,130	3,491
Less: debt issuance costs	(44)	—	(39)	—

Long-term debt, net of debt issuance costs	$5,021	$5,159	$4,091	$3,491

10. Capital and Reserves

Share Capital

The Company’s authorized share capital is € 40,000 and $13,500 and consists of 1,250,000,000 ordinary shares, par value $0.00001, of which 291,799,561 shares were outstanding as of 30 June 2017, and 100,000,000 preferred shares, par value $0.00001, of which none were issued or outstanding as of 30 June 2017 and 40,000 deferred shares of par value € 1 of which 40,000 shares were outstanding as of 30 June 2017.

Ordinary shares - Holders of ordinary shares are entitled to receive dividends when and as declared by the Company’s board of directors (the “Board of Directors”). Upon any liquidation, dissolution, or winding up of the Company, after required payments are made to holders of preferred shares, any remaining assets of the Company will be distributed ratably to holders of the preferred and ordinary shares. Holders of shares are entitled to one vote per share on all matters upon which the ordinary shares are entitled to vote, including the election of directors.

Preferred shares - The Company may issue preferred shares in one or more series, up to the authorized amount, without shareholder approval. The Board of Directors is authorized to establish from time to time the number of shares to be included in each series, and to fix the rights, preferences and privileges of the shares of each wholly unissued series and any of its qualifications, limitations or restrictions. The Board of Directors can also increase or decrease the number of shares of a series, but not below the number of shares of that series then outstanding, without any further vote or action by the shareholders.

The Board of Directors may authorize the issuance of preferred shares with voting or conversion rights that could harm the voting power or other rights of the holders of the ordinary shares. The issuance of preferred shares, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of the Company and might harm the market price of its ordinary shares and the voting and other rights of the holders of ordinary shares.

Repurchases of Equity Securities

On 22 April 2015, the Board of Directors authorized the Company to repurchase an additional $2.5 billion of its outstanding ordinary shares.

All repurchases are effected as redemptions in accordance with the Company’s Articles of Association.

As of 30 June 2017, $1.3 billion remained available for repurchase under the existing repurchase authorization limit.

The following table sets forth information with respect to repurchases of the Company’s ordinary shares during fiscal years 2017 and 2016:

(US Dollars in millions)	Number of Shares Repurchased	Dollar Value of Shares Repurchased
Cumulative repurchased through 3 July 2015	304	$8,485
Repurchased in fiscal year 2016(a)	24	1,146

Cumulative repurchased through 1 July 2016	328	9,631
Repurchased in fiscal year 2017(a)	13	487

Cumulative repurchased through 30 June 2017	341	$10,118

(a)	For fiscal years 2017 and 2016, including net share settlement of $27 million and $56 million, for 1 million and 1 million shares in connection with tax withholding related to vesting of restricted stock units, respectively.

Reserves

	Number of Ordinary Shares	Share Premium	Profit and Loss Account	Other Reserves	Total Equity
	(In millions)		(US Dollars in millions)
Balance at 3 July 2015	315	$5,430	$(2,686)	$274	$3,018

Income for the period			248		248
Repurchase and cancellation of ordinary shares	(23)		(1,090)		(1,090)
Tax withholding related to vesting of restricted stock units	(1)		(56)		(56)
Issuance of shares in respect of share-based payment plans	8	79			79
Dividends to shareholders			(727)		(727)
Share-based compensation				120	120
Other comprehensive income				5	5
Other				(4)	(4)

Balance at 1 July 2016	299	$5,509	$(4,311)	$395	$1,593

Income for the period			772		772
Repurchase and cancellation of ordinary shares	(12)		(460)		(460)
Tax withholding related to vesting of restricted stock units	(1)		(27)		(27)
Issuance of shares in respect of share-based payment plans	6	86			86
Dividends to shareholders			(745)		(745)
Share-based compensation				137	137
Other comprehensive income				8	8

Balance at 30 June 2017	292	$5,595	$(4,771)	$540	$1,364

Capital Redemption Reserve Fund

Other reserves includes an amount of $3,090 and $2,960 for fiscal years 2017 and 2016, respectively, representing a Capital Redemption Reserve Fund.

11. Share-based Compensation

Share-Based Compensation Plans

The Company’s share-based compensation plans have been established to promote the Company’s long-term growth and financial success by providing incentives to its employees, directors, and consultants through grants of share-based awards. The provisions of the Company’s share-based benefit plans, which allow for the grant of various types of equity-based awards, are also intended to provide greater flexibility to maintain the Company’s competitive ability to attract, retain and motivate participants for the benefit of the Company and its shareholders.

Seagate Technology plc 2012 Equity Incentive Plan (the “EIP”). On 26 October 2011, the shareholders approved the EIP and authorized the issuance of up to a total of 27.0 million ordinary shares, par value $0.0001 per share, plus any shares remaining available for grant under the Seagate Technology plc 2004 Share

Compensation Plan (the “SCP”) as of the effective date of the EIP (which was equal to 11.0 million ordinary shares as of the effective date of the EIP and which will increase by such additional number of shares as will be returned to the share reserve in respect of awards previously granted under the SCP) (together, the “Share Reserve”). On 22 October 2014, the shareholders authorized the issuance from the EIP of an additional 25 million ordinary shares, par value $0.0001 per share. Any shares that are subject to options or share appreciation rights granted under the EIP will be counted against the Share Reserve as one share for every one share granted, and any shares that are subject to restricted share bonus awards, restricted share units, performance share bonus awards or performance share awards (collectively, “Full-Value Share Awards”) will generally be counted against the Share Reserve as two and five-tenths shares for every one share granted. On 19 October 2016, the shareholders authorized the issuance from the EIP of an additional 7.5 million ordinary shares, par value $0.0001 per share. As of 30 June 2017, there were approximately 30.8 million ordinary shares available for issuance under the EIP.

Dot Hill Systems 2009 Equity Incentive Plan (the “DHEIP”). Seagate Technology plc acquired the Dot Hill Systems 2009 Equity Incentive Plan effective 6 October 2015. The Company assumed the remaining authorized but unused share reserve of approximately 2 million shares, based on the conversion ratio, from the DHEIP on the acquisition date. Any shares that are subject to options or share appreciation rights granted under the DHEIP will be counted against the Share Reserve as one share for every one share granted, and any shares that are subject to restricted share bonus awards, restricted share units, performance share bonus awards or performance share awards (collectively, “Full-Value Share Awards”) will generally be counted against the Share Reserve as one and five-tenths shares for every one share granted. As of 30 June 2017, there were approximately 1 million ordinary shares available for issuance under the DHEIP.

Seagate Technology plc Employee Stock Purchase Plan (the “ESPP”). There are 50.0 million ordinary shares authorized to be issued under the ESPP. The ESPP consists of a six-month offering period with a maximum issuance of 1.5 million ordinary shares per offering period. The ESPP permits eligible employees to purchase ordinary shares through payroll deductions generally at 85% of the fair market value of the ordinary shares. As of 30 June 2017 there were approximately 4.8 million ordinary shares available for issuance under the ESPP.

Equity Awards

Full-Value Share Awards (e.g. restricted share units, “RSU”) generally vest over a period of three to four years, with cliff vesting of a portion of each award occurring annually, subject to continuous employment with the Company through the vesting date. Options generally vest as follows: 25% of the options will vest on the first anniversary of the vesting commencement date and the remaining 75% will vest ratably each month thereafter over the next 36 months. Options granted under the EIP and SCP have an exercise price equal to the fair market value of the Company’s ordinary shares on the grant date. Fair market value is defined as the closing price of the Company’s ordinary shares on NASDAQ on the grant date.

The Company granted awards of performance-based share units (“PSU”) to its senior executive officers under the SCP and the EIP where vesting is subject to both the continued employment of the participant by the Company and the achievement of certain performance goals established by the Compensation Committee of the Company’s Board of Directors, including market-based performance goals. A single PSU represents the right to receive a single ordinary share of the Company. During fiscal years 2017 and 2016, the Company granted 0.6 million and 0.4 million PSUs, respectively, where performance is measured based on a three-year average return on invested capital (“ROIC”) goal and a relative total shareholder return (“TSR”) goal, which is based on the Company’s ordinary shares measured against a benchmark TSR of a peer group over the same three-year period (the “TSR/ ROIC” awards). These awards vest after the end of the performance period of three years from the grant date. A percentage of these units may vest only if at least the minimum ROIC goal is met regardless of whether the TSR goal is met. The number of share units to vest will range from 0% to 200% of the targeted units. In evaluating the fair value of these units, the Company used a Monte Carlo simulation on the grant date, taking the market-based TSR goal into consideration. Compensation expense related to these units is only recorded in a period if it is probable that the ROIC goal will be met, and it is to be recorded at the expected level of achievement.

The Company also granted 0.2 million and 0.2 million PSUs during fiscal years 2017 and 2016, respectively, to its senior executive officers which are subject to a performance goal related to the Company’s adjusted earnings per share (the “AEPS” awards). These awards have a maximum seven-year vesting period, with 25% annual vesting starting on the first anniversary of the grant date. If the performance goal is not achieved, vesting is delayed to a following year in which the AEPS goal is achieved. Any unvested awards from prior years may vest cumulatively in a future year within the seven-year vesting period if the annual AEPS goal is achieved during a subsequent year. If the AEPS goal has not been met by the end of the seven year period, any unvested shares will be forfeited.

Determining Fair Value of Seagate Technology Stock Plans

Valuation and amortization method - The Company estimates the fair value of stock options, RSU and performance awards subject to an AEPS condition granted using the Black-Scholes-Merton valuation model and a single share award approach. This fair value is then amortized on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period or the remaining service (vesting) period.

Expected Term - Expected term represents the period that the Company’s share-based awards are expected to be outstanding and was determined based on historical experience of similar awards, giving consideration to the contractual terms of the share-based awards, vesting schedules and expectations of future employee behavior as influenced by changes to the terms of its share-based awards.

Expected Volatility - The Company uses a combination of the implied volatility of its traded options and historical volatility of its share price.

Expected Dividend - The Black-Scholes-Merton valuation model calls for a single expected dividend yield as an input. The dividend yield is determined by dividing the expected per share dividend during the coming year by the grant date share price. The expected dividend assumption is based on the Company’s current expectations about its anticipated dividend policy. Also, because the expected dividend yield should reflect marketplace participants’ expectations, the Company does not incorporate changes in dividends anticipated by management unless those changes have been communicated to or otherwise are anticipated by marketplace participants.

Risk-Free Interest Rate - The Company bases the risk-free interest rate used in the Black-Scholes-Merton valuation model on the implied yield currently available on US Treasury zero-coupon issues with an equivalent remaining term. Where the expected term of the Company’s share-based awards do not correspond with the terms for which interest rates are quoted, the Company performed a straight-line interpolation to determine the rate from the available term maturities.

The fair value of the Company’s shares related to options and RSU granted to employees, shares issued from the ESPP and PSU subject to TSR/ROIC or AEPS conditions for fiscal years 2017 and 2016, were estimated using the following assumptions:

	Fiscal Years
	2017	2016
Options
Expected term (in years)	4.2	2.1 - 4.2
Volatility	38 - 42%	33 - 48%
Weighted-average volatility	39%	36%
Expected dividend rate	4.9 - 6.4%	4.6 - 11.0%
Weighted-average expected dividend rate	6.3%	5.6%
Risk-free interest rate	1.1 - 1.8%	0.6 - 1.5%
Weighted-average fair value	$6.83	$12.28
RSU
Expected term (in years)	4.2	4.2
Expected dividend rate	4.6 - 7.7%	4.6 - 11.0%
Weighted-average expected dividend rate	6.4%	5.16%
Weighted-average fair value	$30.85	$41.47
ESPP
Expected term (in years)	0.5	0.5
Volatility	36 - 49%	28 - 46%
Weighted-average volatility	43%	39%
Expected dividend rate	5.6 - 7.8%	4.6 - 8.3%
Weighted-average expected dividend rate	6.8%	6.9%
Risk-free interest rate	0.4 - 0.6%	0.2 - 0.5%
Weighted-average fair value	$9.78	$9.08
PSUs subject to market condition
Expected term (in years)	3.0	3.0
Volatility	41 - 42%	30%
Weighted-average volatility	41%	30%
Expected dividend rate	6.3 - 7.0%	4.3%
Weighted-average expected dividend rate	7.0%	4.3%
Risk-free interest rate	0.9 - 1.3%	1.1%
Weighted-average fair value	$32.41	$47.34
PSUs subject to an AEPS condition
Expected term (in years)	4.2	4.2
Expected dividend rate	5.9 - 6.4%	4.6 - 7.3%
Weighted-average expected dividend rate	6.2%	5.9%
Weighted-average fair value	$31.61	$42.09

Share-based Compensation Expense

The Company recorded $137 million and $120 million of share-based compensation during fiscal years 2017 and 2016, respectively. Management has made an estimate of expected forfeitures and is recognizing compensation costs only for those equity awards expected to vest. When estimating forfeitures, the Company considers voluntary termination behavior as well as analysis of actual forfeited awards.

Stock Option Activity

The Company issues new ordinary shares upon exercise of stock options. The following is a summary of option activities:

Options	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
	(In millions)		(In years)	(US Dollars in millions)
Outstanding at 1 July 2016	5.4	$34.91	4.6	$14
Granted	2.3	$36.78
Exercised	(1.6)	$19.87
Forfeitures	(0.3)	$41.07
Expirations	(0.1)	$47.66

Outstanding at 30 June 2017	5.7	$39.24	5.0	$22

Vested and expected to vest at 30 June 2017	5.5	$39.28	5.0	$21

Exercisable at 30 June 2017	2.1	$39.82	3.6	$12

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the quoted price of the Company’s ordinary shares for the options that were in-the-money at 30 June 2017. During fiscal years 2017 and 2016, the aggregate intrinsic value of options exercised under the Company’s stock option plans was $29 million and $44 million, respectively, determined as of the date of option exercise. The aggregate fair value of options vested during fiscal years 2017 and 2016 were approximately $15 million and $18 million, respectively.

At 30 June 2017, the total compensation cost related to options granted to employees but not yet recognized was approximately $25 million, net of estimated forfeitures of approximately $1 million. This cost is being amortized on a straight-line basis over a weighted-average remaining term of approximately 2.5 years and will be adjusted for subsequent changes in estimated forfeitures.

Nonvested Awards Activity

The following is a summary of nonvested award activities which do not contain a performance condition:

Nonvested Awards	Number of Shares	Weighted- Average Grant- Date Fair Value
	(In millions)
Nonvested at 1 July 2016	4.8	$39.95
Granted	3.1	$30.85
Forfeitures	(0.7)	$39.72
Vested	(2.0)	$37.02

Nonvested at 30 June 2017	5.2	$35.75

At 30 June 2017, the total compensation cost related to nonvested awards granted to employees but not yet recognized was approximately $135 million, net of estimated forfeitures of approximately $8 million. This cost is being amortized on a straight-line basis over a weighted-average remaining term of 2.6 years and will be adjusted for subsequent changes in estimated forfeitures. The aggregate fair value of nonvested awards vested during fiscal years 2017 and 2016 were approximately $73 million and $102 million, respectively.

Performance Awards

The following is a summary of nonvested award activities which contain a performance condition:

Performance Awards	Number of Shares	Weighted- Average Grant- Date Fair Value
	(In millions)
Performance units at 1 July 2016	1.4	$47.41
Granted	0.8	$32.16
Forfeitures	(0.3)	$41.06
Vested	(0.4)	$41.91

Performance units at 30 June 2017	1.5	$41.88

At 30 June 2017, the total compensation cost related to performance awards granted to employees but not yet recognized was approximately $36 million. This cost is being amortized on a straight-line basis over a weighted-average remaining term of 3.29 years.

ESPP

During fiscal years 2017 and 2016, the aggregate intrinsic value of shares purchased under the Company’s ESPP was approximately $24 million and $12 million, respectively. At 30 June 2017, the total compensation cost related to options to purchase the Company’s ordinary shares under the ESPP but not yet recognized was approximately $1.7 million. This cost will be amortized on a straight-line basis over a weighted-average period of approximately one month. During fiscal year 2017, the Company issued 2.0 million ordinary shares with a weighted-average purchase price of $26.68 per share.

Tax-Deferred Savings Plan

The Company has a tax-deferred savings plan, the Seagate 401(k) Plan (the “40l(k) plan”), for the benefit of qualified employees. The 40l(k) plan is designed to provide employees with an accumulation of funds at retirement. Qualified employees may elect to make contributions to the 401(k) plan on a bi-weekly basis. Pursuant to the 401(k) plan, the Company matches 50% of employee contributions, up to 6% of compensation, subject to maximum annual contributions of $4,500 per participating employee. During fiscal years 2017 and 2016, the Company made matching contributions of $18 million and $19 million, respectively.

Deferred Compensation Plan

On 1 January 2001, the Company adopted the SDCP for the benefit of eligible employees. This plan is designed to permit certain discretionary employer contributions, in excess of the tax limits applicable to the 401(k) plan and to permit employee deferrals in excess of certain tax limits. During fiscal year 2014, the Company entered into a TRS in order to manage the equity market risks associated with the SDCP liabilities. See “Note 8. Derivative Financial Instruments” contained in this report for additional information about the TRS.

Directors’ Emolument

During fiscal year 2017, the Company paid $4.8 million to its directors in respect of duties relating to Seagate Technology plc, including $2.4 million paid in restricted stock units. Gains on exercise of vested options were approximately $0.2 million in fiscal year 2017.

During fiscal year 2016, the Company paid $11.3 million to its directors in respect of duties relating to Seagate Technology plc, including $7.3 million paid in AEPS and ROIC awards to Mr. Luczo and $1.6 million paid in restricted stock units to other directors. Gains on exercise of vested options were approximately $1.6 million in fiscal year 2016.

12. Earnings Per Share

The following table sets forth the computation of basic and diluted net income per share:

	Fiscal Years Ended

(In millions, except per share data)	30 June 2017	1 July 2016
Numerator:
Net income	$772	$248

Number of shares used in per share calculations:
Total shares for purposes of calculating basic net income per share	296	299
Weighted-average effect of dilutive securities:
Employee equity award plans	3	3

Total shares for purpose of calculating diluted net income per share	299	302

Net income per share
Basic	$2.61	$0.83
Diluted	$2.58	$0.82

The following potential shares were excluded from the computation of diluted net income per share as their effect would have been anti-dilutive:

	Fiscal Years Ended

(In millions)	30 June 2017	1 July 2016
Employee equity award plans	1	3

13. Business Segment and Geographic Information

The Company has concluded that its manufacture and distribution of storage solutions constitutes one reporting segment. The Company’s manufacturing operations are based on technology platforms that are used to produce various storage and systems solutions that serve multiple applications and markets. The Company’s main technology platforms are primarily focused around areal density of media and read/write head technologies. In addition, the Company also invests in certain other technology platforms including motors, servo formatting read/write channels, solid state and other technologies. The Company has determined that its Chief Executive Officer is the Company’s chief operating decision maker (“CODM”) as he is responsible for reviewing and approving investments in the Company’s technology platforms and manufacturing infrastructure.

In fiscal years 2017 and 2016, Dell Inc. accounted for approximately 10% and 12% of consolidated revenue, respectively. In fiscal year 2016, HP Inc., formerly known as Hewlett-Packard Company, completed its separation with Hewlett Packard Enterprise Company, and each company accounted for less than 10% of the Company’s consolidated revenue in both fiscal years 2017 and 2016. No other customer accounted for more than 10% of consolidated revenue in any year presented.

Other long-lived assets consist of tangible assets, other intangible assets, capital leases, financial assets and certain other debtors as recorded by the Company’s operations in each area.

The following table summarizes the Company’s operations by geographic area:

	Fiscal Years Ended

(US Dollars in millions)	30 June 2017	1 July 2016
Revenue from external customers (a):
Singapore	$5,070	$5,354
United States	3,535	3,376
The Netherlands	1,501	1,813
Other	665	617

Consolidated	$10,771	$11,160

Long-lived assets:
United States	$920	$1,029
Singapore	683	726
Thailand	414	349
Malaysia	100	201
China	61	115
Other	202	444

Consolidated	$2,380	$2,864

(a)	Revenue is attributed to countries based on the shipping location.

14.	Legal, Environmental and Other Contingencies

The Company assesses the probability of an unfavorable outcome of all its material litigation, claims, or assessments to determine whether a liability had been incurred and whether it is probable that one or more future events will occur confirming the fact of the loss. In the event that an unfavorable outcome is determined to be probable and the amount of the loss can be reasonably estimated, the Company establishes an accrual for the litigation, claim or assessment. In addition, in the event an unfavorable outcome is determined to be less than probable, but reasonably possible, the Company will disclose an estimate of the possible loss or range of such loss; however, when a reasonable estimate cannot be made, the Company will provide disclosure to that effect. Litigation is inherently uncertain and may result in adverse rulings or decisions. Additionally, the Company may enter into settlements or be subject to judgments that may, individually or in the aggregate, have a material adverse effect on its results of operations. Accordingly, actual results could differ materially.

Intellectual Property Litigation

Convolve, Inc. (“Convolve”) and Massachusetts Institute of Technology (“MIT”) v. Seagate Technology LLC, et al.—On 13 July 2000, Convolve and MIT filed suit against Compaq Computer Corporation and Seagate Technology LLC in the US District Court for the Southern District of New York, alleging infringement of US Patent No. 4,916,635 (the “‘635 patent”) and US Patent No. 5,638,267 (the “‘267 patent”), misappropriation of trade secrets, breach of contract, and other claims On 16 January, 2002, Convolve filed an amended complaint, alleging defendants infringe US Patent No. 6,314,473 (the “‘473 patent”). The district court ruled in 2010 that the ‘267 patent was out of the case.

On 16 August 2011, the district court granted in part and denied in part the Company’s motion for summary judgment. On 1 July 2013, the US Court of Appeals for the Federal Circuit: 1) affirmed the district court’s summary judgment rulings that Seagate did not misappropriate any of the alleged trade secrets and that the asserted claims of the ‘635 patent are invalid; 2) reversed and vacated the district court’s summary judgment of non-infringement with respect to the ‘473 patent; and 3) remanded the case for further proceedings on the ‘473 patent On 11 July 2014, the district court granted the Company’s further summary judgment motion regarding the ‘473 patent. On 10 February 2016, the US Court of Appeals for the Federal Circuit: 1) affirmed the district court’s summary judgment of no direct infringement by Seagate because Seagate’s ATA/SCSI disk drives do not meet the “user interface” limitation of the asserted claims of the ‘473 patent; 2) affirmed the district court’s summary judgment of non-infringement by Compaq’s products as to claims 1, 3, and 5 of the ‘473 patent because Compaq’s F10 BIOS interface does not meet the “commands” limitation of those claims; 3) vacated the district court’s summary judgment of non-infringement by Compaq’s accused products as to claims 7-15 of the ‘473 patent; 4) reversed the district court’s summary judgment of non-infringement based on intervening rights; and 5) remanded the case to the district court for further proceedings on the ‘473 patent. In view of the rulings made by the district court and the Court of Appeals and the uncertainty regarding the amount of damages, if any, that could be awarded Convolve in this matter, the Company does not believe that it is currently possible to determine a reasonable estimate of the possible range of loss related to this matter.

Alexander Shukh v. Seagate Technology—On 12 February 2010, Alexander Shukh filed a complaint against the Company in the US District Court for the District of Minnesota, alleging, among other things, employment discrimination and wrongful failure to name him as an inventor on certain Seagate patents. On 31 March 2014, the district court granted Seagate’s summary judgment motion. Mr. Shukh filed a notice of appeal on 7 April 2014. On 2 October 2015 the US Court of Appeals for the Federal Circuit vacated and remanded the district court’s grant of summary judgment on Mr. Shukh’s claim for correction of inventorship and affirmed the district court’s grant of summary judgment as to all other claims. On 29 October 2015, Mr. Shukh filed a petition for rehearing en banc with the court of appeals; the petition was denied on 17 December 2015. On 16 March 2016, Shukh filed a petition for writ of certiorari to the US Supreme Court; the petition was denied on 27 June 2016. On 30 March 2017, the parties entered into a confidential settlement to resolve this matter. This settlement did not have a material impact on the Company’s consolidated financial statements.

Enova Technology Corporation v. Seagate Technology (US) Holdings, Inc., et al.—On 5 June 2013, Enova Technology Corporation (“Enova”) filed a complaint against Seagate Technology (US) Holdings, Inc. and Seagate Technology LLC in the US. District Court for the District of Delaware alleging infringement of US Patent No. 7,136,995 (the “‘995 patent”), “Cryptographic Device,” and US Patent No. 7,900,057 (the “‘057 patent”), “Cryptographic Serial ATA Apparatus and Method.” The Company believes the claims are without merit and intends to vigorously defend this case. On 27 April 2015, the district court ordered a stay of the case, in view of proceedings regarding the ‘995 and ‘057 patents before the Patent Trial and Appeal Board (“PTAB”) of the US Patent and Trademark Office. On 2 September 2015, PTAB issued its final written decision that claims 1-15 of the ‘995 patent are held unpatentable. On 18 December 2015, PTAB issued its final written decisions that claims 1-32 and 40-53 of the ‘057 patent are held unpatentable. On 4 February 2016 PTAB issued its final written decision that claims 33-39 of the ‘057 patent are held unpatentable. Enova has appealed PTAB’s decisions on the ‘995 patent and the ‘057 patent to the US Court of Appeals for the Federal Circuit. Oral argument for the appeal from PTAB’s decision on the ‘995 patent was held on 13 March 2017, at the court of appeals. On 20 March 2017, the court of appeals issued its judgment affirming PTAB’s decision on the ‘995 patent. Oral argument before the court of appeals for the appeal from PTAB’s decision on the ‘057 patent is scheduled for 11 August 2017. In view of the uncertainty regarding the amount of damages, if any, that could be awarded in this matter, the Company does not believe that it is currently possible to determine a reasonable estimate of the possible range of loss related to this matter.

Lambeth Magnetic Structures LLC v. Seagate Technology (US) Holdings, Inc., et al.—On 29 April 2016, Lambeth Magnetic Structures LLC filed a complaint against Seagate Technology (US) Holdings, Inc. and Seagate Technology LLC in the US District Court for the Western District of Pennsylvania, alleging infringement of US

Patent No. 7,128,988, “Magnetic Material Structures, Devices and Methods.” The Company believes the claims asserted in the complaint are without merit and intends to vigorously defend this case. In view of the uncertainty regarding the amount of damages, if any, that could be awarded in this matter, the Company does not believe that it is currently possible to determine a reasonable estimate of the possible range of loss related to this matter.

Environmental Matters

The Company’s operations are subject to US and foreign laws and regulations relating to the protection of the environment, including those governing discharges of pollutants into the air and water, the management and disposal of hazardous substances and wastes and the cleanup of contaminated sites. Some of the Company’s operations require environmental permits and controls to prevent and reduce air and water pollution, and these permits are subject to modification, renewal and revocation by issuing authorities.

The Company has established environmental management systems and continually updates its environmental policies and standard operating procedures for its operations worldwide. The Company believes that its operations are in material compliance with applicable environmental laws, regulations and permits. The Company budgets for operating and capital costs on an ongoing basis to comply with environmental laws. If additional or more stringent requirements are imposed on the Company in the future, it could incur additional operating costs and capital expenditures.

Some environmental laws, such as the Comprehensive Environmental Response Compensation and Liability Act of 1980 (as amended, the “Superfund” law) and its state equivalents, can impose liability for the cost of cleanup of contaminated sites upon any of the current or former site owners or operators or upon parties who sent waste to these sites, regardless of whether the owner or operator owned the site at the time of the release of hazardous substances or the lawfulness of the original disposal activity. The Company has been identified as a potentially responsible party at several sites. At each of these sites, the Company has an assigned portion of the financial liability based on the type and amount of hazardous substances disposed of by each party at the site and the number of financially viable parties. The Company has fulfilled its responsibilities at some of these sites and remains involved in only a few at this time.

While the Company’s ultimate costs in connection with these sites is difficult to predict with complete accuracy, based on its current estimates of cleanup costs and its expected allocation of these costs, the Company does not expect costs in connection with these sites to be material.

The Company may be subject to various state, federal and international laws and regulations governing the environment, including those restricting the presence of certain substances in electronic products. For example, the European Union (“EU”) enacted the Restriction of the Use of Certain Hazardous Substances in Electrical and Electronic Equipment, which prohibits the use of certain substances, including lead, in certain products, including disk drives and server storage products, put on the market after 1 July 2006. Similar legislation has been or may be enacted in other jurisdictions, including in the United States, Canada, Mexico, Taiwan, China, Japan and others. The European Union REACH Directive (Registration, Evaluation, Authorization, and Restriction of Chemicals, EC 1907/2006) also restricts substances of very high concern (“SVHCs”) in products. If the Company or its suppliers fails to comply with the substance restrictions, recycle requirements or other environmental requirements as they are enacted worldwide, it could have a materially adverse effect on the Company’s business.

Other Matters

The Company is involved in a number of other judicial and administrative proceedings incidental to its business, and the Company may be involved in various legal proceedings arising in the normal course of its business in the future. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters will not have a material adverse effect on its financial position or results of operations.

15.	Commitments

Leases. The Company leases certain property, facilities and equipment under non-cancelable lease agreements. Land and facility leases expire at various dates through 2082 and contain various provisions for rental adjustments including, in certain cases, a provision based on increases in the Consumer Price Index. Also, certain leases provide for renewal of the lease at the Company’s option at expiration of the lease. The lease term begins on the date of initial possession of the leased property for purposes of recognizing lease expense on a straight-line basis over the term of the lease. The Company does not assume renewals in its determination of the lease term unless the renewals are deemed to be reasonably assured at lease inception. All of the leases require the Company to pay property taxes, insurance and normal maintenance costs which are expensed as incurred.

Future minimum lease payments for operating leases substantially all of which relates to land and buildings, (including accrued lease payments relating to restructuring plans) with initial or remaining terms of one year or more were as follows at 30 June 2017 (lease payments are shown net of sublease income):

Fiscal Years Ending	Operating Leases
(US Dollars in millions)
2018	$19
2019	15
2020	11
2021	9
2022	6
Thereafter	75

$135

Total rent expense for all land, facility and equipment operating leases, net of sublease income, was $29 million and $43 million for fiscal years 2017 and 2016, respectively. Total sublease rental income for fiscal years 2017 and 2016 was $2 million and $3 million, respectively. The Company subleases a portion of its facilities that it considers to be in excess of current requirements. As of 30 June 2017, total future lease income to be recognized for the Company’s existing subleases is approximately $9 million.

Capital Expenditures.    The Company’s non-cancelable commitments for construction of manufacturing and product development facilities and purchases of equipment approximated $107 million at 30 June 2017, and included $15 million related to research and development projects.

Unconditional Purchase Obligations. During fiscal year 2017, the Company had unconditional long-term purchase obligations of approximately $1.1 billion in the aggregate, of which $900 million in the aggregate remains outstanding as of 30 June 2017, to purchase minimum quarterly amounts of inventory components at fixed and variable prices. The Company expects the commitment to total $375 million, $350 million, and $175 million for fiscal years 2018, 2019, and 2020, respectively with no remaining commitment thereafter.

16.	Guarantees

Indemnifications to Officers and Directors

On 4 May 2009, Seagate Technology, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Seagate-Cayman”), then the parent company, entered into a new form of indemnification agreement (the “Revised Indemnification Agreement”) with its officers and directors of Seagate-Cayman and its subsidiaries (each, an “Indemnitee”). The Revised Indemnification Agreement provides indemnification in addition to any of Indemnitee’s indemnification rights under Seagate-Cayman’s Articles of Association, applicable law or otherwise, and indemnifies an Indemnitee for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by him or her in any action or proceeding, including any action by or in the right of Seagate-Cayman or any of its subsidiaries, arising out of his or her service as a director, officer, employee or agent of Seagate-Cayman or any of its subsidiaries or of any other entity to which he or she provides services at Seagate-Cayman’s request. However, an Indemnitee shall not be indemnified under the Revised Indemnification Agreement for (i) any fraud or dishonesty in the performance of Indemnitee’s duty to Seagate-Cayman or the applicable subsidiary of Seagate-Cayman or (ii) Indemnitee’s conscious, intentional or willful failure to act honestly, lawfully and in good faith with a view to the best interests of Seagate-Cayman or the applicable subsidiary of Seagate-Cayman. In addition, the Revised Indemnification Agreement provides that Seagate-Cayman will advance expenses incurred by an Indemnitee in connection with enforcement of the Revised Indemnification Agreement or with the investigation, settlement or appeal of any action or proceeding against him or her as to which he or she could be indemnified.

On 3 July 2010, pursuant to a corporate reorganization, the common shareholders of Seagate-Cayman became ordinary shareholders of Seagate Technology plc (the “Company”) and Seagate-Cayman became a wholly owned subsidiary of the Company, as described more fully in the Current Report on Form 8-K filed by the Company on 6 July 2010 (the “Redomestication”). On 27 July 2010, in connection with the Redomestication, the Company, as sole shareholder of Seagate-Cayman, approved a form of deed of indemnity (the “Deed of Indemnity”), which provides for the indemnification by Seagate-Cayman of any director, officer, employee or agent of the Company, Seagate-Cayman or any subsidiary of the Company (each, a “Deed Indemnitee”), in addition to any of a Deed Indemnitee’s indemnification rights under the Company’s Articles of Association, applicable law or otherwise, with a similar scope to the Revised Indemnification Agreement. Seagate-Cayman entered into the Deed of Indemnity with certain Deed Indemnitees effective as of 3 July 2010 and continues to enter into the Deed of Indemnity with additional Deed Indemnitees from time to time.

The nature of these indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay on behalf of its officers and directors. Historically, the Company has not made any significant indemnification payments under such agreements and no amount has been accrued in the accompanying consolidated financial statements with respect to these indemnification obligations.

Intellectual Property Indemnification Obligations

The Company has entered into agreements with customers and suppliers that include limited intellectual property indemnification obligations that are customary in the industry. These guarantees generally require the Company to compensate the other party for certain damages and costs incurred as a result of third party intellectual property claims arising from these transactions. The nature of the intellectual property indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay to its customers and suppliers. Historically, the Company has not made any significant indemnification payments under such agreements and no amount has been accrued in the accompanying consolidated financial statements with respect to these indemnification obligations.

Product Warranty

The Company estimates probable product warranty costs at the time revenue is recognized. The Company generally warrants its products for a period of 1 to 5 years. The Company uses estimated repair or replacement costs and uses statistical modeling to estimate product return rates in order to determine its warranty obligation. Changes in the Company’s product warranty liability during the fiscal years ended 30 June 2017 and 1 July 2016 were as follows:

	Fiscal Years Ended
(US Dollars in millions)	30 June 2017	1 July 2016
Balance, beginning of period	$206	$248
Warranties issued	131	125
Repairs and replacements	(114)	(152)
Changes in liability for pre-existing warranties, including expirations	10	(17)
Warranty liability assumed from acquisitions	—	2

Balance, end of period	$233	$206

17.	Employees and Remuneration

The average number of persons employed by the Company during each year was as follows:

	Fiscal Years Ended
	30 June 2017	1 July 2016
	(in thousands)
Manufacturing	34	38
Product development	6	6
Sales, marketing, general & administrative	3	4

	43	48

Employee costs during each year consist of the following:

	Fiscal Years Ended
	30 June 2017	1 July 2016
	(US Dollars in millions)
Salaries and wages	$1,477	$1,458
Social security costs (1)	324	346
Share-based compensation	137	120

	$1,938	$1,924

(1)	Social security costs includes social security costs, employer paid payroll taxes and other employee benefits paid by the Company.

18.	Auditor’s Remuneration

The fees paid to Ernst & Young Ireland in respect of the audit of the group accounts was $0.1 million for both the years ended 30 June 2017 and 1 July 2016. In addition, Ernst & Young Ireland received fees of $0.04 million and $0.09 million for other assurance services and nil for both tax and other non-audit services for fiscal years ended 30 June 2017 and 1 July 2016, respectively.

Total auditor’s remuneration was $5.9 million and $6.2 million for the years ended 30 June 2017 and 1 July 2016, respectively. These amounts reflect fees for all professional services rendered by Ernst & Young and its affiliated firms.

19.	Post Balance Sheet Events

Dividends

On 25 July 2017, the Company’s Board of Directors declared a quarterly cash dividend of $0.63 per share, which will be payable on 4 October 2017 to shareholders of record as of the close of business on 20 September 2017.

July 2017 Restructuring Plan

On 25 July 2017, the Company committed to an additional restructuring plan (the “July 2017 Plan”) to reduce its cost structure. The July 2017 Plan included reducing the Company’s global headcount by approximately 600 employees. The July 2017 Plan, which the Company expects to be substantially completed by the end of the first quarter of fiscal year 2018, is expected to result in total pre-tax charges of approximately $50 million, primarily in the first quarter of fiscal year 2018. These charges are expected to be comprised of cash expenditures on severance and employee-related costs.

Planned Leadership Transition

On 25 July 2017 the Company’s Board of Directors appointed William D. Mosley to serve as Chief Executive Officer, of the Company effective 1 October 2017. The Board of Directors also appointed Mr. Mosley to serve as a director of the Company, effective 25 July 2017. Mr. Mosley will serve as a director until the Company’s next annual general meeting of shareholders when he is expected to stand for election by a vote of the Company’s shareholders. On 25 July 2017, the Company also announced that Stephen J. Luczo will step down from his position as Chief Executive Officer, effective 1 October 2017. Mr. Luczo will remain with the Company in the role of Executive Chairman effective 1 October 2017 and will continue to serve as Chairman of the Board of Directors.

As previously announced on 2 June 2017, Philip G. Brace, President of Cloud Systems and Silicon group, will be leaving the Company. On 20 July 2017, the Company and Mr. Brace agreed that the effective date of his departure will be 2 October 2017.

20.	Subsidiary Undertakings

The subsidiary undertakings of Seagate Technology plc which have a substantial effect on the financial position of the Company are listed below. Unless noted herein, all subsidiary undertakings are ultimately wholly owned by Seagate Technology plc and their financial results are included in the Company’s consolidated financial statements.

Company	Jurisdiction	Registered Address	Nature of Business	Percent Owned
Seagate HDD Cayman	Cayman Islands	c/o Maples and Calder, P. O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Holding Company	100%
Seagate Technology (US) Holdings, Inc.	Delaware	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, USA	Holding Company	100%

Company	Jurisdiction	Registered Address	Nature of Business	Percent Owned
Seagate Technology International	Cayman Islands	c/o Maples and Calder, P. O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Designs, manufactures, markets and sells computer disk drives.	100%
Penang Seagate Industries (M) Sdn. Bhd.	Malaysia	1st Floor (Rm. 102), 42 Jalan Sultan Ahmad Shah, Penang 10050, Malaysia	Manufacture, market and deal in all kinds of electronics data products.	100%
Seagate Technology (Ireland) – Springtown Branch	Northern Ireland	c/o Maples and Calder, P. O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Manufactures equipment for export	100%
Seagate Singapore International Headquarters Pte. Ltd – Netherlands branch	The Netherlands	Koolhovenlaan 1, 1119 NB, Schiphol-Rijk, Netherlands	Netherlands branch office of Seagate Singapore International Headquarters Pte. Ltd	100%
Seagate Singapore International Headquarters Pte. Ltd	Singapore	50 Raffles Place #06-00, Singapore Land Tower, 48623, Singapore	Exports products manufactured in Asia	100%
Seagate Technology International (Wuxi) Co. Ltd	China	Export Processing Zone, B, No. 2, Xing Chuang Er Lu, Wuxi, Jiangsu, Peoples Republic of China	Design, manufacture, service, market data storage products	100%
Seagate Technology LLC	Delaware	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, USA	Dual member limited liability company – HDD operating business	100%
Seagate Technology (Thailand) Limited	Thailand	1627 Moo 7, Teparuk Road, Tambol Teparuk, Amphur Muang, Samutprakarn 10270, Thailand	Manufacturer of disk drives and related peripherals	100%
Seagate Systems (Mexico) SA de CV	Mexico	1A-102 Av Circunvalacion Agustin Yanez No 2613 Col. Arcos Vallarta Sur in Guadalajara Jalisco, Mexico	Mexican operations	100%

Company	Jurisdiction	Registered Address	Nature of Business	Percent Owned
Seagate Technology (Suzhou) Co. Ltd.	China	No. 1 Wu Xiang Road Zone A, Export Processing Zone 200 Suhong Zhong Road Suzhou Industrial Park 215021 People’s Republic of China	Factory	100%
Seagate International (Johor) Sdn. Bhd	Malaysia	B-11-8, Level 11 Megan Avenue II Jalan Yap Kwan Seng Kuala Lumpur 50450, Malaysia	Manufacturer of substrates	100%
Seagate Systems (US) Inc.	California	10200 South DeAnza Boulevard, Cupertino, California 95014, USA	US trading activities of Seagate Systems	100%
Seagate Systems (Malaysia) Sdn. Bhd	Malaysia	10th Floor Wisma Havela Thakardas No.1 Jalan Tiong Nam Off Jalan Raja Laut 50350, Malaysia	Malaysia operations	100%
Seagate Systems (UK) Limited	United Kingdom	Langstone Road Havant Hampshire PO9 1SA, United Kingdom	UK trading operations of Seagate Systems	100%
Seagate Cloud Systems, Inc.	Delaware	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, USA	US trading activities of Seagate Cloud Systems	100%
Seagate technology international (Singapore branch)	Singapore	90 Woodlands Avenue 7 Singapore 737911	Manufacture of computers and data processing equipment except computer peripheral equipment.	100%

Exemption From Statutory Audit

As detailed in Note 1 “Basis of Presentation and Summary of Significant Accounting Policies”, in producing consolidated financial statements the UK subsidiaries of the Company are eligible to take advantage of the audit exemption available to them under s479A of the UK Companies Act 2006 relating to subsidiary companies. The subsidiaries which have taken an exemption from an audit for the year ended 30 June 2017 by virtue of s479A of the UK Companies Act 2006 are:

•	Seagate Business Centre (UK) Ltd. (registration number 7859662)
•	Seagate Technology UK Ltd. (registration number 3453431)
•	LaCie Ltd. (registration number 02475546)
•	EVault UK Ltd. (registration number 6364013)

SEAGATE TECHNOLOGY PLC

PARENT COMPANY STATEMENT OF COMPREHENSIVE INCOME

for the period ended 30 June 2017

(US Dollars in millions)	2 July 2016 to 30 June 2017	4 July 2015 to 1 July 2016
Profit for the period	$645	$1,693

Total comprehensive income for the period	$645	$1,693

SEAGATE TECHNOLOGY PLC

PARENT COMPANY STATEMENT OF FINANCIAL POSITION

at 30 June 2017

(US Dollars in millions)	Note	30 June 2017	1 July 2016
ASSETS
Fixed assets:
Financial assets – investment in subsidiary	3	$6,925	$6,792
Current assets:
Debtors		—	1
Cash		3	1

Total Assets		$6,928	$6,794

LIABILITIES
Capital and reserves:
Share capital	5	$—	$—
Share premium		1,745	1,659
Other reserves		728	593
Profit and loss account		1,591	2,178

		4,064	4,430
Creditors – Amounts falling due within one year:
Amounts due to subsidiaries	4	2,680	2,364
Creditors		184	—

		2,864	2,364

Total Liabilities		$6,928	$6,794

Approved by the Board of Directors and signed on its behalf on 25 August 2017

/s/ STEPHEN J. LUCZO	/s/ DR.CHONG SUP PARK
Stephen J. Luczo	Dr. Chong Sup Park

SEAGATE TECHNOLOGY PLC

PARENT COMPANY STATEMENT OF CHANGES IN EQUITY

as at 30 June 2017

(US Dollars in millions)	Share Capital	Share Premium	Other Reserves	Profit and Loss Account	Total

Balance at 3 July 2015	$—	$1,580	$477	$2,358	$4,415
Profit for the period				1,693	1,693

Total comprehensive income	—	1,580	477	4,051	6,108

Transactions with owners recorded directly in equity:
Repurchase and cancellation of ordinary shares	—	—	—	(1,090)	(1,090)
Tax withholding related to vesting of restricted stock units	—	—	—	(56)	(56)
Issuance of shares in respect of share-based payment plans	—	79	—	—	79
Dividends to shareholders	—	—	—	(727)	(727)
Share-based compensation	—	—	116	—	116

Total transactions with owners	—	79	116	(1,873)	(1,678)

Balance at 1 July 2016	$—	$1,659	$593	$2,178	$4,430
Profit for the period				645	645

Total comprehensive income	—	1,659	593	2,823	5,075

Transactions with owners recorded directly in equity:
Repurchase and cancellation of ordinary shares	—	—	—	(460)	(460)
Tax withholding related to vesting of restricted stock units	—	—	—	(27)	(27)
Issuance of shares in respect of share-based payment plans	—	86	—	—	86
Dividends to shareholders	—	—	—	(745)	(745)
Share-based compensation	—	—	135	—	135

Total transactions with owners	—	86	135	(1,232)	(1,011)

Balance at 30 June 2017	$—	$1,745	$728	$1,591	$4,064

SEAGATE TECHNOLOGY PLC

NOTES TO THE PARENT COMPANY FINANCIAL STATEMENTS

1. Accounting Policies

Accounting Convention and Basis of Preparation of Financial Statements.  The financial statements of Seagate Technology plc present the statement of comprehensive income, statement of financial position and statement of changes in equity on a stand-alone basis, including related party transactions. The financial statements have been prepared under the historical cost convention except for share based payments which are stated at their fair value and in accordance with Irish law and Financial Reporting Standard 102 (“FRS 102”, The Financial Reporting Standard applicable in the UK and Republic of Ireland) issued by the Financial Reporting Council and promulgated by the Institute of Chartered Accountants in Ireland (Generally Accepted Accounting Practice in Ireland). The financial statements are presented in United States dollars, which is the Company’s functional and presentational currency and are rounded to the nearest million.

Reduced Disclosure Framework Exemptions Adopted.  In accordance to FRS102, the Company has taken advantage of the following disclosure exemptions as equivalent disclosures are available in the publicly filed financial statements of the Group, Seagate Technology plc, which consolidates the results of the Company: 1) The requirements of Section 7 Statement of Cash Flows paragraph 3.17 (d); 2) requirements of Section 33 Related Party Disclosures paragraph 33.7 and 3) Section 26 Share based payment paragraph 26.18 (b), 26.19 to 26.21 and 26.23.

In accordance with Sections 304 (1) and 304 (2) of the Companies Act 2014, the Company is availing of the exemption from presenting the individual profit and loss account. For fiscal years 2017 and 2016, the Company’s net profit was $645 million and $1,693 million, respectively.

Investment in Subsidiary.  The Company’s investment in Seagate Technology (“Seagate-Cayman”), a wholly owned subsidiary, was recorded at cost which equaled fair value on 3 July 2010, the date that the Company became the parent of Seagate-Cayman, based on the Company’s market capitalization at that time. This initial valuation is the Company’s cost basis for its investment in Seagate-Cayman. The investment is tested for impairment if circumstances or indicators suggest that impairment may exist.

Amounts due to subsidiaries.  Intercompany notes payable which are basic financial instruments are initially recorded at the present value of future payments discounted at a market rate of interest for a similar loan. Subsequently, they are measured at amortized cost using the effective interest method.

Guarantees and Contingencies.  The Company has guaranteed certain liabilities and credit arrangements of group entities. The Company reviews the status of these guarantees at each reporting date and considers whether it is required to make a provision for payment on those guarantees based on the probability of the commitment being called.

The Company concluded that as the likelihood of the guarantees being called upon is remote, no provisions for any guarantees have been booked to these financial statements.

Dividend Income.  Dividend income is recognized when the right to receive payment is established, the amount of which can be reliably measured and it is probable that collectability is reasonably assured.

Share-based Payments.  The Seagate Technology group operates several share-based payment plans. The share-based payment expense associated with the share plans is recognized as an expense by the entity which receives services in exchange for the share-based compensation. On an individual undertaking basis, the profit and loss account is charged with the expense related to the services received by Seagate Technology plc. The remaining portion of the share-based payments represents a contribution to group entities and is added to the carrying amount of those investments.

Taxation. Corporation tax is provided on taxable profits at the current rates.

Deferred taxation is accounted for in respect of all timing differences at expected tax rates. Timing differences arise from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in the financial statements. A deferred tax asset is recognized only to the extent that it is probable that they will be recovered against the reversal of deferred tax liabilities or other future taxable profits.

Foreign Currency.  Transactions denominated in foreign currencies are recorded in the Company’s functional currency by applying the spot rate as at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are retranslated at the rate of exchange ruling at the statement of financial position date. All differences are taken to the Statement of Comprehensive Income.

2.  History and Description of the Company

Seagate Technology plc became the parent company in the Seagate Technology group following a reorganization that took place in 2010.

The principal activity of Seagate Technology plc is an investment holding company. Seagate Technology plc is the parent company of subsidiaries that design, manufacture, market and sell data storage products.

The Company, which is publicly listed, was incorporated in Ireland and its registered address is 38/39 Fitzwilliam Square, Dublin 2, Ireland.

3.  Financial Assets – Investment in Subsidiary

(US Dollars in millions)
At 3 July 2015	$6,677
Capital contribution in respect of share-based payment plans	115

At 1 July 2016	$6,792
Capital contribution in respect of share-based payment plans	133

At 30 June 2017	$6,925

At 30 June 2017, the Company had the following subsidiary:

Company name	Registered office	Nature of business
Seagate Technology	Cayman Islands	Investment holding

The above subsidiary holding represents 100% of the common shares of the subsidiary, which is unlisted.

4.  Amounts Due to Subsidiaries

The balance is primarily comprised of notes due to Seagate-Cayman with no stated interest rate and that are payable on demand. During fiscal year 2017, the Company borrowed $964 million and repaid $650 million by way of applying dividends declared by Seagate-Cayman. The remaining balance outstanding as of 30 June

2017 of $2.7 billion is unsecured, interest free and due on demand. During fiscal year 2016, the Company borrowed $1.8 billion and repaid $1.7 billion by way of applying dividends declared by Seagate-Cayman. The remaining balance outstanding as of 1 July 2016 of $2.4 billion was unsecured, interest free and due on demand.

5.  Equity

Share Capital

	30 June 2017	1 July 2016
(US Dollars in millions)
Authorized:
40,000 deferred shares of €1 par value per share	$—	$—
1,250,000,000 ordinary shares of $.00001 par value per share	—	—
100,000,000 undesignated preferred shares of $.00001 par value per share	—	—

	$—	$—

	30 June 2017	1 July 2016
(US Dollars in millions)
Allotted, Called Up, and Fully Paid:
40,000 deferred shares of €1 par value per share	$—	$—
291,799,561 (2016: 298,572,217 ) ordinary shares of $.00001 par value per share	—	—

	$—	$—

	Number of Ordinary Shares	Share Capital
	(In millions)	(US Dollars in millions)
Balance at 3 July 2015	315	$—
Repurchase and cancellation of ordinary shares	(23)	—
Tax withholding related to vesting of restricted stock units	(1)
Issuance of ordinary shares in respect of share-based payment plans	8	—

Balance at 1 July 2016	299	$—
Repurchase and cancellation of ordinary shares	(12)	—
Tax withholding related to vesting of restricted stock units	(1)	—
Issuance of ordinary shares in respect of share-based payment plans	6	—

Balance at 30 June 2017	292	$—

Share Premium

This reserve records the amount above the nominal value received for shares sold, less transaction costs.

Other Reserves

Other reserves include an amount of $3,090 and $2,960 for fiscal years 2017 and 2016, respectively, representing a Capital Redemption Reserve Fund.

Dividends

During fiscal year 2017, the Company paid cash dividends of $2.52 per share of its ordinary shares, aggregating $561 million. On 25 July 2017, the Company’s Board of Directors declared a quarterly cash dividend of $0.63 per share, which will be payable on 4 October 2017 to shareholders of record as of the close of business on 20 September 2017. During fiscal year 2016, the Company declared and paid cash dividends of $2.43 per share of its ordinary shares, aggregating $727 million.

6.  Share-Based Payments

Total share-based payment expense in respect of share-based payment plans was $135 million and $116 million for fiscal years 2017 and 2016, of which $133 million and $115 million, respectively, was included as a capital contribution in Investment in subsidiary (Note 3). The share-based payment charge in the parent company balance sheet is calculated and recognized on a graded basis as opposed to a straight line basis in the Consolidated Profit and Loss Account. The Company has applied the requirements of Section 26 of FRS 102. Note 11 of the Consolidated Financial Statements contains relevant disclosures on the Company’s share-based payment plans.

7.  Auditor’s Remuneration

The fees paid to Ernst & Young Ireland in respect of the audit of the Company individual accounts was $0.04 million and $0.03 million for periods ended 30 June 2017 and 1 July 2016, respectively. In addition, Ernst & Young Ireland received fees of $0.12 million and $0.17 million for other assurance services in those periods, respectively. Ernst & Young Ireland did not receive any fees for tax or other non-audit services in 2017 or 2016. Note 18 to the Consolidated Financial Statements provides additional information regarding auditor’s remuneration.

8.  Subsequent Events

Dividends

On 25 July 2017, the Company’s Board of Directors declared a quarterly cash dividend of $0.63 per share, which will be payable on 4 October 2017 to shareholders of record as of the close of business on 20 September 2017.

July 2017 Restructuring Plan

On 25 July 2017, the Company committed to an additional restructuring plan (the “July 2017 Plan”) to reduce its cost structure. The July 2017 Plan included reducing the Company’s global headcount by approximately 600 employees. The July 2017 Plan, which the Company expects to be substantially completed by the end of the first quarter of fiscal year 2018, is expected to result in total pre-tax charges of approximately $50 million, primarily in the first quarter of fiscal year 2018. These charges are expected to be comprised of cash expenditures on severance and employee-related costs.

Planned Leadership Transition

On 25 July 2017, the Company’s Board of Directors appointed William D. Mosley to serve as Chief Executive Officer, of the Company effective 1 October 2017. The Board of Directors also appointed Mr. Mosley to serve as a director of the Company, effective 25 July 2017. Mr. Mosley will serve as a director until the Company’s next annual general meeting of shareholders when he is expected to stand for election by a vote of the Company’s shareholders. On 25 July 2017, the Company also announced that Stephen J. Luczo will step down from his position as Chief Executive Officer, effective 1 October 2017. Mr. Luczo will remain with the Company in the role of Executive Chairman effective 1 October 2017 and will continue to serve as Chairman of the Board of Directors.

As previously announced on 2 June 2017, Philip G. Brace, President of Cloud Systems and Silicon group, will be leaving the Company. On 20 July 2017, the Company and Mr. Brace agreed that the effective date of his departure will be 2 October 2017.

9.  Approval of Financial Statements

The directors approved the financial statements and authorized them for issue on 25 August 2017.

Appendix B

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

1.	PURPOSE

The purpose of this Plan is to provide an opportunity for Employees of Seagate Technology plc, an Irish company and its Designated Subsidiaries to purchase Ordinary Shares and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is the intention of the Corporation that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code and the Plan shall be administered in accordance with this intent (the “423 Plan”). In addition, the Plan authorizes the grant of options pursuant to sub-plans or special rules adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside of the United States~~, which sub-plans~~ (together such sub-plans and special rules are referred to herein as “Non-423 Sub-Plans”), which Non-423 Sub-plans shall not be required to comply with the requirements of Section 423 of the Code or all of the specific provisions of the Plan, including but not limited to terms relating to eligibility, Offering Periods, Purchase Periods or Purchase Price.

2.	DEFINITIONS

2.1	~~2.1~~ “Applicable Law” shall mean the legal requirements relating to the administration of an employee stock purchase plan under applicable Irish corporate laws, U.S. federal and applicable state laws (including the Code) and any stock exchange rules or regulations and the applicable laws governing the grant of options and the issuance of shares under an employee stock purchase plan in any country or jurisdiction where the Plan will be offered, as such laws, rules, regulations and requirements shall be in place from time to time.

2.2	“Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.

2.3	“Board” shall mean the Board of Directors of the Corporation.

2.4	“Change of Control” shall mean the consummation or effectiveness of any of the following events:

(i)	The sale, exchange, lease or other disposition of all or substantially all of the assets of the Corporation to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(ESPP – ~~January~~July 2017)

(ii)	A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Corporation in which the voting securities of the Corporation owned by the shareholders of the Corporation immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction;

(iii)	Any person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Corporation (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise); or

(iv)	During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Corporation was approved by a vote of a majority of the directors of the Corporation then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.

Notwithstanding the foregoing, a restructuring of the Corporation for the purpose of changing the domicile of the Corporation (including, but not limited to, any change in the structure of the Corporation resulting from the process of moving its domicile between jurisdictions), reincorporation of the Corporation or other similar transaction involving the Corporation (a “Restructuring Transaction”) will not constitute a Change of Control if, immediately after the Restructuring Transaction, the shareholders of the Corporation immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.

2.5	“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended. Any reference herein to a section of the Code ~~herein shall be~~or United States Treasury Regulation thereunder shall include a reference to any successor or amended section of the Code or Treasury Regulations.

2.6	“Committee” shall mean the committee appointed by the Board in accordance with Section 15 of the Plan.

2.7	“Companies Act” shall mean the Companies Act 2014 of Ireland.

(ESPP – ~~January~~July 2017)

2.8	“Compensation” shall mean an Employee’s base cash compensation and commissions, but shall exclude such items as allowances, differentials, bonuses or premiums such as those for working shifts or overtime, payments for incentive compensation, incentive payments, bonuses, income from the exercise, vesting and/or the sale, exchange or other disposition of a compensatory share award granted to the Employee by the Corporation or a Designated Subsidiary, and other forms of extraordinary compensation. The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.

2.9	“Corporation” shall mean Seagate Technology plc, a public company incorporated under the laws of the Republic of Ireland with limited liability under registered number 480010, or any successor thereto.

2.10	“Designated Subsidiary” shall mean a Subsidiary that has been designated by the Committee in its sole discretion as eligible to participate in the Plan with respect to its Employees.

2.11	“Effective Date” shall mean the date on which the registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission pursuant to Rule 424 under the Securities Act for the initial public offering of Seagate Technology common stock (the “Registration Statement”) became effective.

2.12	“Employee” shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Designated Subsidiary on the Corporation’s or such Designated Subsidiary’s payroll records. Individuals classified as independent contractors, consultants, advisers, or members of the Board or the board of directors of a Designated Subsidiary are not considered “Employees” by virtue of such station.

2.13	“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

2.14

“Fair Market Value” shall mean, as of any date of determination (i.e., an Offering Date or Purchase Date, as appropriate), the value of a Share determined as follows: (i) if the Ordinary Shares are listed on any established stock exchange (including the New York Stock Exchange) or traded on the NASDAQ Global Select Market, the Fair Market Value of a Share shall be the closing per-share sales price of such Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no Composite Tape exists for

(ESPP – ~~January~~July 2017)

such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading; or (ii) if the Shares are not listed or admitted to trading on a national securities exchange, then the Fair Market Value of a Share shall be determined in good faith by the Board, and, to the extent appropriate, based on the application of a reasonable valuation method. ~~For purposes of the Offering Date under the first Offering Period, the Fair Market Value of a share of Seagate Technology common stock shall be the initial price to the public as set forth in the final prospectus included with the Registration Statement.~~

2.15	“Offering Date” shall mean the first Trading Day of an Offering Period under the Plan~~; provided that the Offering Date of the first Offering Period will be the Effective Date~~.

2.16	“Offering Period” shall mean a period ~~of approximately twelve (12) months~~ during which ~~an option~~options to purchase Ordinary Shares may be granted pursuant to the Plan and may be ~~exercised; provided, however, that effective for Offering Periods commencing on or after February 1, 2006, the term “Offering Period” shall mean a period of approximately six (6) months during which an option granted pursuant to the Plan may be exercised. For Offering Periods that commence prior to February 1, 2006, the Plan shall be implemented by a series of Offering Periods of approximately twelve (12) months duration, with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 of each year and ending on the last Trading Day in the twelve month period ending on January 31 and July 31 of the subsequent year; provided that the first Offering Period shall commence on the Effective Date and shall end on the last Trading Day on or before January 31, 2004. Effective for Offering Periods that commence on or after February 1, 2006, the Plan shall be implemented by a series of Offering Periods of approximately six (6) months duration, with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 of each year and ending on the last Trading Day in the six-month period ending on the next July 31 and January 31, respectively~~purchased on one or more Purchase Dates. The duration and timing of Offering Periods may be changed or modified by the Committee from time to time in accordance with Section 4.3.

2.17	“Offering Price” shall mean the Fair Market Value of a Share on the Offering Date of an Offering Period.

2.18	“Officer” shall mean a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(ESPP – ~~January~~July 2017)

2.19	“Ordinary Share” or “Share” means an ordinary share of the Corporation, nominal value US$0.00001.

2.20	“Participant” shall mean a participant in the Plan as described in Section 5 of the Plan.

2.21	“Plan” shall mean this Employee Stock Purchase Plan, as amended and restated.

2.22	“Purchase Date” shall mean the last Trading Day of each Purchase Period.

2.23	“Purchase Period” shall mean~~, with respect to Offering Periods that commence on prior to February 1, 2006, the period of approximately six (6) months commencing after one Purchase Date and ending with the next Purchase Date, with new Purchase Periods commencing on the first Trading Day on or after February 1 and August 1 of each year and ending on the last Trading Day in the six-month period ending on the next July 31 and January 31, respectively; provided that the first Purchase Period shall commence on the Effective Date and shall end at the completion of the seventh complete calendar month following the Effective Date unless otherwise determined by the Committee. The second Purchase Period of the first Offering Period shall begin on the first Trading Day following the end of the first Purchase Period and shall end on the last Trading Day on or before January 31, 2004. Subsequent Purchase Periods, if any, shall run consecutively after the termination of the preceding Purchase Period. Notwithstanding anything herein to the contrary, effective for Offering Periods that commence on or after February 1, 2006, “Purchase Period” shall have the same meaning as the term “Offering Period.” The duration and timing of Purchase Periods may be changed or modified by the Committee from time to time.~~ one or more periods within an Offering Period as may be specified by the Committee in accordance with Section 4.3.

2.24	“Purchase Price” shall have the meaning set out in Section 8.2.

2.25	“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.26	“Shareowner” shall mean a record holder of Ordinary Shares entitled to vote such Shares under the Corporation’s by-laws.

2.27	“Subsidiary” shall mean any entity treated as a corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, within the meaning of Code Section 424(f), whether or not such corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary, which is also a subsidiary within the meaning of Section 155 of the Companies Act.

(ESPP – ~~January~~July 2017)

2.28	“Trading Day” shall mean a day on which U.S. national stock exchanges and the national market system are open for trading and the Ordinary Shares are being publicly traded on one or more of such exchanges or markets.

3.	ELIGIBILITY

3.1        Any individual who is an Employee on an Offering Date shall be eligible to participate in the Plan with respect to the Offering Period commencing on such Offering Date. The Committee may establish administrative rules requiring that an individual be an Employee for some minimum period (not to exceed 30 days) prior to an Offering Date to be eligible to participate with respect to the Offering Period beginning on that Offering Date.

3.2        The Committee may determine that a designated group of highly compensated Employees is ineligible to participate in the Plan so long as the excluded category fits within the definition of “highly compensated employee” in Code Section 414(q).

3.3        No Employee may participate in the Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of Code Section 424(d)) Ordinary Shares, including Shares which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Corporation, possessing five percent (5%) or more of the total combined voting power or value of all classes of securities of the Corporation or of any of its Subsidiaries.

3.4        Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens within the meaning of Section 7701(b)(1)(A) of the Code) may be excluded from participation in the Plan if the participation of such Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan to violate Code Section 423 (or to the extent permitted under Code Section 423). In the case of any ~~sub-plan~~Non-423 Sub-Plan adopted pursuant to Section 16 ~~which is not designed to qualify under Code Section 423~~, Employees may be excluded from participation in the Plan if the Committee has determined that participation of such Employees is not advisable or practicable.

3.5        All Employees who participate in the Plan or in any separate offering thereunder shall have the same rights and privileges under the Plan or offering, except for differences that may be mandated by ~~local law~~Applicable Law and that are consistent with Code Section 423(b)(5); provided that individuals participating in a ~~sub-plan~~Non-423 Sub-Plan adopted pursuant to Section 16 ~~which is not designed to~~

(ESPP – ~~January~~July 2017)

~~qualify under Code Section 423~~ need not have the same rights and privileges as Employees participating in the ~~Code Section~~ 423 Plan.

3.6        Employees may not participate in more than one Offering Period at a time.

4.	OFFERING PERIODS AND PURCHASE PERIODS

4.1        Offering Periods~~. With respect to Offering Periods commencing prior to February 1, 2006, the Plan shall generally be implemented by a series of twelve (12) month Offering Periods with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 and ending on the last Trading Day in the twelve month periods ending on January 31 and July 31 of the next calendar year, respectively, or on such other date as the Committee shall determine. The first Offering Period shall commence on the Effective Date and shall end on the last Trading Day on or before January 31, 2004~~. With respect to Offering Periods commencing on or after February 1, 2006, the Plan shall generally be implemented by a series of six (6) month Offering Periods with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 and ending on the last Trading Day in the six-month periods ending on the next July 31 and January 31, respectively, or on such other date as the Committee shall determine, and continuing thereafter until the Plan is terminated pursuant to Section 14 hereof. The Committee shall have the authority to change the frequency and/or duration of Offering Periods (including the commencement dates thereof) ~~with respect to future offerings if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter~~in accordance with Section 4.3.

4.2        Purchase Periods~~. With respect to Offering Periods commencing prior to February 1, 2006, each Offering Period shall generally consist of two (2) consecutive Purchase Periods of six (6) months’ duration, with new Purchase Periods commencing on the first Trading Day on or after February 1 and August 1 of each year and ending on the last Trading Day in the six-month period ending on the next July 31 and January 31, respectively~~. With respect to Offering Periods commencing on or after February 1, 2006, each Offering Period shall generally consist of one ~~(1)~~ Purchase Period that runs concurrently with the Offering Period. The last Trading Day of each Purchase Period shall be the “Purchase Date” for such Purchase Period~~; provided that the first Purchase Period shall commence on the Effective Date and shall end at the completion of the seventh complete calendar month following the Effective Date unless otherwise determined by the Committee. The second Purchase Period of the first Offering Period shall begin on the first Trading Day following the end of the first Purchase Period and shall end on the last Trading Day on or before January 31, 2004~~. Subsequent Purchase Periods, if any, shall run consecutively after the termination of the preceding Purchase Period. The Committee shall have the power to change the

(ESPP – ~~January~~July 2017)

duration and/or frequency of Purchase Periods with respect to future purchases in accordance with Section 4.3.

4.3        Changes to Offering Periods and Purchase Periods.   The Committee will have the authority to establish additional or alternative sequential or overlapping Offering Periods than specified under Section 4.1, a different number of Purchase Periods within an Offering Period than specified under Section 4.2, a different duration for one or more Offering Periods or Purchase Periods or different commencement or ending dates for such Offering Periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first ~~Purchase~~Offering Period to be affected~~.~~ thereafter, provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. In addition, to the extent that the Committee establishes overlapping Offering Periods with more than one Purchase Period in each Offering Period, the Committee will have discretion to structure an Offering Period so that if the Fair Market Value of the Ordinary Shares on any Purchase Date within an Offering Period is less than or equal to the Fair Market Value of the Ordinary Shares on the first Trading Day of that Offering Period, then (i) that Offering Period will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering Period will be automatically enrolled in a new Offering Period beginning on the first Trading Day of such new Purchase Period.

~~5.~~	~~PARTICIPATION~~

4.4        Separate Offerings.  Unless otherwise specified by the Committee, each offering of the Plan to Employees of the Corporation or a Designated Subsidiary shall be deemed a separate offering for purposes of Section 423 of the Code, even if the dates and other terms of the applicable Offering Periods of each such offering are identical, and the provisions of the Plan will separately apply to each such separate offering. With respect to the 423 Plan, the terms of separate offerings need not be identical provided that the terms of the Plan and each separate offering together satisfy Section 423 of the Code.

5.	PARTICIPATION

5.1        An ~~Employee who is eligible to participate in the Plan in accordance with its terms at the beginning of an Offering Period shall automatically receive an option in accordance with Section 8.1 and may become a Participant by completing and submitting, on or before the date prescribed by the Committee with respect to a given Offering Period, a completed payroll deduction authorization and Plan enrollment form provided by the Corporation or by following an electronic or other enrollment process as prescribed by the Committee. An~~ eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee’s Compensation, not to exceed ten percent (10%) (or such other percentage as the

(ESPP – ~~January~~July 2017)

Committee may establish from time to time before an Offering Date) of such Employee’s Compensation on each payday during the Offering Period. All payroll deductions will be held in a general corporate account or a trust account, unless otherwise required by ~~local law~~Applicable Law. No interest shall be paid or credited to the Participant with respect to such payroll deductions, unless otherwise required by ~~local law~~Applicable Law. The Corporation shall maintain a separate bookkeeping account for each Participant under the Plan and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account, unless payroll deductions are prohibited under ~~local law~~Applicable Law, in which case the provisions of Section ~~5.2~~5.3 of the Plan shall apply.

5.2        Once an Employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level unless the Participant withdraws from the Offering Period as set forth in Section 5.4 below or otherwise changes his or her rate of contribution as set forth in Section 5.5 below. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this Section 5.2 is (i) not required to file any additional enrollment form in order to continue participation in the Plan and (ii) will be deemed to have accepted the terms and conditions of the Plan, any Non-423 Sub-Plan and enrollment form in effect at the time each subsequent Offering Period begins, subject to Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at the time.

~~5.2~~5.3    Notwithstanding any other provisions of the Plan to the contrary, in locations where ~~local law~~Applicable Law prohibits payroll deductions, an eligible Employee may elect to participate through contributions to his or her account under the Plan in a form acceptable to the Committee. In such event, any such Employees shall be deemed to be participating in a ~~sub-plan~~Non-423 Sub-Plan, unless the Committee otherwise expressly provides that such Employees shall be treated as participating in the Plan or a separate offering thereunder.

~~5.3~~5.4   Under procedures and at times established by the Committee, a Participant may withdraw from the Plan during a Purchase Period, by completing and filing a new payroll deduction authorization and Plan enrollment form with the Corporation or by following electronic or other procedures prescribed by the Committee. If a Participant withdraws from the Plan during a Purchase Period, his or her accumulated payroll deductions will be refunded to the Participant without interest (unless payment of interest is required by ~~local law~~Applicable Law), his or her right to participate in the current Offering Period will be automatically terminated and no further payroll deductions for the purchase of Ordinary Shares will be made during the Offering Period. The Committee may establish rules pertaining to the timing of withdrawals,

(ESPP – ~~January~~July 2017)

limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.

~~5.4~~5.5    A Participant may change his or her rate of contribution through payroll deductions only during an open enrollment period or such other times specified by the Committee by filing a new payroll deduction authorization and Plan enrollment form or by following electronic or other procedures prescribed by the Committee. If a Participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods (including Purchase Periods of subsequent Offering Periods). Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, the Committee may reduce a Participant’s payroll deductions to zero percent (0%) at any time during a Purchase Period scheduled to end during the current calendar year. Payroll deductions shall re-commence at the rate provided in such Participant’s enrollment form at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section ~~5.3~~5.4.

6.	TERMINATION OF EMPLOYMENT; CHANGES IN EMPLOYMENT

6.1        Termination.  In the event any Participant terminates employment with the Corporation and its Designated Subsidiaries for any reason (including death) prior to the expiration of a Purchase Period, the Participant’s participation in the Plan shall terminate and all amounts credited to the Participant’s account shall be paid to the Participant or, in the case of death, to the ~~Participant’s~~Participant’s heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee. ~~If~~Notwithstanding the foregoing, if a Participant’s termination of employment occurs within a certain period of time as specified by the Committee (not to exceed 30 days) prior to the Purchase Date of the Purchase Period then in progress, his or her option for the purchase of Ordinary Shares will be exercised on such Purchase Date in accordance with Section 9 as if such Participant were still employed by the Corporation or a Designated Subsidiary. Following the purchase of Shares on such Purchase Date, the Participant’s participation in the Plan shall terminate and all remaining amounts credited to the Participant’s account shall be paid to the Participant or, in the case of death, to the ~~Participant’s~~Participant’s heirs or estate, without interest (unless payment of interest is required by ~~local law~~Applicable Law).

6.2        Leaves of Absence.  The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, and the Committee may establish termination of employment procedures for this Plan that are independent of similar rules

(ESPP – ~~January~~July 2017)

established under other benefit plans of the Corporation and its Subsidiaries, provided, however, that such procedures are not in conflict with the requirements of Section 423 of the Code.

6.3        Transfers.  If a Participant transfers employment between the Corporation and a Designated Subsidiary participating in the 423 Plan (as set forth in Appendix A to the Plan) or between Designated Subsidiaries participating in the 423 Plan, his or her participation in the Plan shall continue unless and until otherwise terminated in accordance with the Plan. Similarly, if a Participant transfers employment between Designated Subsidiaries participating in a Non-423 Sub-Plan (as set forth in Appendix A to the Plan), his or her participation in the Plan shall continue unless and until otherwise terminated in accordance with the Plan.

If a Participant transfers employment from the Corporation or a Designated Subsidiary participating in the 423 Plan to a Designated Subsidiary participating in a Non-423 Sub-Plan, his or her participation in the Plan shall continue, provided, however, that such participation will be under the applicable Non-423 Sub-Plan as of the date of such transfer and all of the Participant’s accumulated payroll deductions (whether taken while the Participant was employed by the Corporation or a Designated Subsidiary participating in the 423 Plan or while the Participant is employed by a Designated Subsidiary participating in a Non-423 Sub-Plan) shall be used to purchase Shares under the applicable Non-423 Sub-Plan, subject to the Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at such time.

If a Participant transfers employment from a Designated Subsidiary participating in a Non-423 Sub-Plan to the Corporation or a Designated Subsidiary participating in the 423 Plan, any accumulated payroll deductions taken while the Participant was employed by a Designated Subsidiary participating in a Non-423 Sub-Plan shall be used to purchase Shares under the applicable Non-423 Sub-Plan on the next Purchase Date following such transfer; however, no new payroll deductions shall be taken for the remainder of the Purchase Period in which the transfer occurs, and as of the next Offering Date following such transfer, the Participant shall participate in the 423 Plan and payroll deductions shall automatically resume and be used to purchase Shares under the 423 Plan, subject to the Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at such time.

Notwithstanding the foregoing provisions of this Section 6.3, the Committee may establish additional and/or different rules to govern transfers of employment among the Corporation and any Designated Subsidiary, consistent with any applicable requirements of Code Section 423 and the terms of the Plan.

(ESPP – ~~January~~July 2017)

7.	SHARES

Subject to adjustment as set forth in Section 11, the maximum number of Ordinary Shares, which may be issued pursuant to the Plan shall be fifty million (50,000,000) Shares. Subject to adjustment as set forth in Section 11, the maximum number of Shares that may be granted collectively to all Participants within any given Purchase Period is one and one-half million (1,500,000) Shares, unless and until the Board determines otherwise with respect to a Purchase Period. If, on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds either maximum, the Corporation shall make pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. The Shares subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise. For avoidance of doubt, up to the maximum number of Ordinary Shares reserved under this Section 7 may be used to satisfy purchases of Ordinary Shares under the 423 Plan and any remaining portion of such maximum number of Ordinary Shares may be used to satisfy purchases of Ordinary Shares under any Non-423 Sub-Plans.

8.	OFFERING

8.1        On the Offering Date of each Offering Period, each eligible Employee~~, whether or not such Employee has elected to participate as provided in Section 5.1,~~ participating in the Plan shall be granted an option to purchase that number of whole Shares~~, not to exceed one thousand (1,000) Shares (or such other number of Shares as determined by the Committee and subject to adjustment as set forth in Section 11),~~ which may be purchased with the payroll deductions accumulated on behalf of such Employee during each Purchase Period at the purchase price specified in Section 8.2 below, subject to the additional limitation that no Employee participating in the Section 423 Plan shall be granted an option to purchase Shares under the Plan if such option would permit his or her rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Corporation and its Subsidiaries to accrue at a rate which exceeds U.S. twenty-five thousand dollars (U.S. $25,000) of the Fair Market Value of such Shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the Plan, an option is “granted” on a Participant’s Offering Date. An option will expire upon the earlier to occur of (i) the termination of a Participant’s participation in the Plan or such Offering Period, (ii) the grant of an option to such Participant on a subsequent Offering Date, or (iii) the termination of the Offering Period. This Section 8.1 shall be interpreted so as to comply with Code Section 423(b)(8).

8.2        The Purchase Price under each option shall be with respect to a Purchase Period the lower of (i) a percentage (not less than eighty-five percent (85%))

(ESPP – ~~January~~July 2017)

established by the Committee (~~“~~“Designated Percentage~~”~~”) of the Offering Price, or (ii) the Designated Percentage of the Fair Market Value of a Share on the Purchase Date on which the Shares are purchased; provided that the Purchase Price may be adjusted by the Committee pursuant to Sections 11 or 12 in accordance with Section 424(a) of the Code. The Committee may change the Designated Percentage with respect to any future Offering Period, but not to below eighty-five percent (85%), and the Committee may determine with respect to any prospective Offering Period that the purchase price shall be the Designated Percentage of the Fair Market Value of a Share on the Purchase Date.

9.	PURCHASE OF SHARES

Unless a Participant withdraws from the Plan as provided in Section ~~5.3~~5.4 or except as provided in Sections 12 or 14 hereof, on the last Trading Day of each Purchase Period, a Participant’s option shall be exercised automatically for the purchase of that number of whole Shares which the accumulated payroll deductions credited to the Participant’s account at that time shall purchase at the applicable price specified in Section 8.2.

At the time the Shares are purchased or at the time some or all of the Shares issued under the Plan are disposed of (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for any withholding obligation of the Corporation or a Designated Subsidiary with respect to federal, state, local and foreign income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and legally applicable to the Participant (including any amount deemed by the Committee, in its sole discretion, to be an appropriate charge to Participant even if legally applicable to the Corporation or the Participant’s employer). At any time, the Corporation or the Participant’s employer may withhold from the Participant’s wages or other cash compensation the amount necessary for the Corporation or the Participant’s employer to meet applicable withholding obligations, including any withholding required to make available to the Corporation or the Participant’s employer any tax deductions or benefits attributable to the sale or early disposition of the Shares by the Participant. In addition or in the alternative, the Corporation or the Participant’s employer may withhold from the proceeds of the sale of Shares or by any other method of withholding the Corporation or the Participant’s employer deems appropriate.

10.	PAYMENT AND DELIVERY

As soon as practicable after the exercise of an option, the Corporation shall deliver to the Participant a record of the Ordinary Shares purchased and the balance of any amount of payroll deductions credited to the Participant’s account not used for the

(ESPP – ~~January~~July 2017)

purchase, except as specified below. The Committee may permit or require that Shares be deposited directly with a broker designated by the Committee or to a designated agent of the Corporation, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of the disposition of such Shares. The Corporation shall retain the amount of payroll deductions used to purchase Shares as full payment for the Shares and the Shares shall then be fully paid and non-assessable. No Participant shall have any voting, dividend or other Shareowner rights with respect to Shares subject to any option granted under the Plan until the Shares subject to the option have been purchased and delivered to the Participant as provided in this Section 10. The Committee may in its discretion direct the Corporation to retain in a Participant’s account for the subsequent Purchase Period or Offering Period any payroll deductions which are not sufficient to purchase a whole Share or return such amount to the Participant. Any other amounts that may be left over in a Participant’s account after a Purchase Date shall be returned to the Participant.

11.	RECAPITALIZATION

Subject to any required action by the Shareowners of the Corporation, if there is any change in the outstanding Ordinary Shares because of a merger, consolidation, spin-off, reincorporation, reorganization, recapitalization, dividend in property other than cash, share split, reverse share split, share dividend, liquidating dividend, extraordinary dividend or distribution, combination, exchange or reclassification of the Ordinary Shares (including any such change in the number of Shares effected in connection with a change in domicile of the Corporation), change in corporate structure or any other increase or decrease in the number of Ordinary Shares, or other transaction effected without receipt of consideration by the Corporation, provided that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without consideration,” the number of securities covered by each option under the Plan which has not yet been exercised and the number of securities which have been authorized and remain available for issuance under the Plan, as well as the maximum number of securities which may be purchased by a single Participant and by all Participants in the aggregate in a given Purchase Period, and the price per share covered by each option under the Plan which has not yet been exercised, may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Board’s determinations under this Section 11 shall be conclusive and binding on all parties.

(ESPP – ~~January~~July 2017)

12.	LIQUIDATION AND CHANGE OF CONTROL

12.1      In the event of the proposed liquidation or dissolution of the Corporation, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest (unless payment of interest is required by ~~local law~~Applicable Law) to the Participants.

12.2      In the event of a Change of Control, then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor entity, (2) a date established by the Board on or before the date of consummation of such Change of Control shall be treated as a Purchase Date, and all outstanding options shall be exercised on such date, (3) all outstanding options shall terminate and the accumulated payroll deductions will be refunded without interest (unless payment of interest is required by ~~local law~~Applicable Law) to the Participants, or (4) outstanding options shall continue unchanged.

13.	TRANSFERABILITY

Neither payroll deductions credited to a Participant’s bookkeeping account nor any rights to exercise an option or to receive Shares under the Plan may be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section ~~5.3~~5.4.

14.	AMENDMENT OR TERMINATION OF THE PLAN

14.1      The Plan shall continue until terminated in accordance with Section 14.2.

14.2      The Board may, in its sole discretion, insofar as permitted by Applicable Law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the Shareowners, no such revision or amendment shall increase the number of Shares subject to the Plan, other than an adjustment under Section 11 of the Plan, or make other changes for which Shareowner approval is required under Applicable Law. Upon a termination or suspension of the Plan, the Board may in its discretion (i) return, without interest (unless payment of interest is required by ~~local law~~Applicable Law), the payroll deductions credited to Participants’ accounts to such Participants, or (ii) set an earlier Purchase Date with respect to an Offering Period and Purchase Period then in progress.

(ESPP – ~~January~~July 2017)

15.	ADMINISTRATION

15.1      The Board or the Compensation Committee shall appoint a committee of one or more individuals to administer the Plan (the “Committee”), which, unless otherwise specified by the Board, shall consist of the members of the Corporation’s Benefits ~~and~~ Administrative Committee, as constituted from time to time in accordance with its charter, and generally made up of senior members of management from the Corporation’s Legal, Finance and Human Resources functions. The Committee will serve for such period of time as the Board or the Compensation Committee of the Board may specify and whom the Board or the Compensation Committee of the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board or the Compensation Committee of the Board. The Committee shall have full power and authority to adopt, amend and rescind any rules and regulations which it deems desirable and appropriate for the proper administration of the Plan, to construe and interpret the provisions and supervise the administration of the Plan, to designate separate offerings under the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board or the Compensation Committee of the Board. The Committee may delegate to one or more individuals the day-to-day administration of the Plan, to the extent permitted by Applicable Law. The Board, the Compensation Committee of the Board and the Committee reserve the right to administer the Plan, to the extent such right otherwise exists, regardless of any delegation of authority such body may have previously made. Decisions of the Board, the Compensation Committee of the Board and the Committee, as applicable, shall be final and binding upon all participants. The Corporation shall pay all expenses incurred in the administration of the Plan.

15.2      In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Corporation and subject to section 200 of the Companies Act, members of the Board and of the Committee shall be indemnified by the Corporation against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties;

(ESPP – ~~January~~July 2017)

provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Corporation, in writing, the opportunity at its own expense to handle and defend the same.

16.	COMMITTEE RULES FOR FOREIGN JURISDICTIONS

The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of ~~local laws~~Applicable Laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions or other contributions by Participants, establishment of bank or trust accounts to hold payroll deductions or other contributions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code ~~and the regulations promulgated thereunder~~, then the individuals affected by such varying provisions shall be deemed to be participating under a ~~sub-plan~~Non-423 Sub-Plan and not the 423 Plan. The Committee may ~~also~~ adopt ~~sub-plans~~Non-423 Sub-Plans applicable to particular Subsidiaries or locations, ~~which sub-plans may be designed to be outside the scope of Code Section 423. The~~the rules of ~~such sub-plans~~which may take precedence over other provisions of this Plan, with the exception of Section 7, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such ~~sub-plan~~Non-423 Sub-Plan.

17.	SECURITIES LAWS REQUIREMENTS

17.1      No option granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable state and foreign securities laws and the requirements of any stock exchange upon which the Shares may then be listed, subject to the approval of counsel for the Corporation with respect to such compliance. If on a Purchase Date in any Offering Period hereunder, the Plan is not so registered or in such compliance, options granted under the Plan which are not in compliance shall not be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-

(ESPP – ~~January~~July 2017)

seven (27) months from the Offering Date. If, on the Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, options granted under the Plan which are not in compliance shall not be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, that such deductions have been used to acquire Shares) shall be returned to the Participants, without interest (unless payment of interest is required by ~~local law~~Applicable Law). The provisions of this Section 17 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.

17.2      As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned provisions of Applicable Law.

18.	GOVERNMENTAL REGULATIONS

This Plan and the ~~Corporation’s~~Corporation’s obligation to sell and deliver Ordinary Shares under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of Shares hereunder.

19.	NO ENLARGEMENT OF EMPLOYEE RIGHTS

Nothing contained in this Plan shall be deemed to give any Employee or other individual the right to be retained in the employ or service of the Corporation or any Designated Subsidiary or to interfere with the right of the Corporation or Designated Subsidiary to discharge any Employee or other individual at any time, for any reason or no reason, with or without notice.

20.	GOVERNING LAW

This Plan shall be governed by applicable laws of the State of California, without regard to such state’s conflict of laws rules.

21.	EFFECTIVE DATE

This Plan ~~shall be~~became effective on the Effective Date, subject to approval of the Shareowners of the Corporation within twelve (12) months before or after its date of adoption by the Board~~.~~, which approval was obtained on December 3, 2002. The Plan, as most recently amended and restated, was adopted by the Board on July 25, 2017, subject to approval of the Shareowners of the Corporation within twelve (12) months after such date.

(ESPP – ~~January~~July 2017)

22.	REPORTS

Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given or made available to Participants at least annually.

23.	DESIGNATION OF BENEFICIARY FOR OWNED SHARES

With respect to Ordinary Shares purchased by the Participant pursuant to the Plan and held in an account maintained by the Corporation or its assignee on the ~~Participant’s~~Participant’s behalf, the Participant may be permitted to file a written designation of beneficiary, who is to receive any Shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a Participant may be permitted to file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to the Purchase Date of an Offering Period. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, to the extent required by ~~local law~~Applicable Law. The Participant (and if required under the preceding sentence, his or her spouse) may change such designation of beneficiary at any time by written notice. Subject to ~~local legal requirements~~Applicable Law (as determined by the Committee in its sole discretion), in the event of a Participant’s death, the Corporation or its assignee shall deliver any Shares and/or cash to the designated beneficiary. Subject to ~~local law~~Applicable Law (as determined by the Committee in its sole discretion), in the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant’s death, the Corporation shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation in its sole discretion, may deliver (or cause its assignee to deliver) such Shares and/or cash to the spouse, or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may determine. The provisions of this Section 23 shall in no event require the Corporation to violate ~~local law~~Applicable Law, and the Corporation shall be entitled to take whatever action it reasonably concludes is desirable or appropriate in order to transfer the assets allocated to a deceased Participant’s account in compliance with ~~local law~~Applicable Law.

24.	ADDITIONAL RESTRICTIONS OF RULE 16b-3

The terms and conditions of options granted hereunder to, and the purchase of Ordinary Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain,

(ESPP – ~~January~~July 2017)

and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions, if any, as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

25.	NOTICES

All notices or other communications by a Participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

26.	CODE SECTION 409A AND 457A; TAX QUALIFICATION

26.1      Code Sections 409A and 457A. Options granted under the 423 Plan are exempt from the application of Section 409A and Section 457A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A or Section 457A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A or Section 457A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A or Section 457A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A or Section 457A of the Code. Notwithstanding the foregoing, the Corporation shall not have any obligation to indemnify or otherwise protect the Participant from any obligation to pay any taxes, interest or penalties pursuant to Section 409A or 457A of the Code. The Corporation makes no representation that any option to purchase Ordinary Shares under the Plan is compliant with Section 409A or Section 457A of the Code.

26.2      Tax Qualification.  Although the Corporation may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 27.1 hereof. The Corporation shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

(ESPP – ~~January~~July 2017)

APPENDIX A

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

EMPLOYEE STOCK PURCHASE PLAN

PARTICIPATING EMPLOYERS

423 Plan

Seagate Technology (US) Holdings, Inc.

Seagate US LLC

Seagate Cloud Systems, Inc.

~~Lyve Minds, Inc.~~

Seagate Federal, Inc.

Seagate Systems (US) Inc. (US employees)

Countries Covered by Non-423 Sub-Plan for Contractors (See Appendix B)

Turkey

Non-423 Sub-Plan (See Appendix C)

Seagate Technology Australia Pty. Limited

Seagate Technology Canada Inc.

Seagate Technology SAS

Seagate Technology GmbH

Seagate Technology HDD (India) Private Limited

~~Seagate Technology (Hong Kong) Limited~~

Seagate Technology Manufacturing (Hong Kong) Limited

Seagate Technology (Ireland)

Nippon Seagate Inc.

Seagate Technology (Netherlands) B.V.

Seagate Technology AB

Seagate Technology Taiwan Ltd.

Seagate Technology UK Ltd. (including Dublin branch)

Seagate Technology (Suzhou) Co., Ltd.

Seagate Technology International (Wuxi) Co. Ltd.

Penang Seagate Industries (M) Sdn. Bhd.

Seagate International (Johor) Sdn. Bhd.

Seagate Singapore International Headquarters Pte. Ltd.

~~Seagate Technology International, Singapore Branch~~

Seagate Technology (Thailand) Limited

Seagate Technology Services (Shanghai) Co., Ltd.

Seagate Global Business Services (Malaysia) Sdn. Bhd.

Dot Hill Singapore Pte. Ltd.

~~Dot Hill Systems Services (Foshan) Limited~~

Seagate Cloud Systems Japan Ltd.

Dot Hill Systems Germany GmbH

LaCie SPRL

LaCie Group S.A.S.

LaCie SAS

LaCie AB

LaCie GmbH

LaCie Electronique D2, S.A.

LaCie AG

LaCie Ltd. (UK employees)

Seagate Systems (Canada) Limited

Seagate Systems (Mexico) S.A. de C.V.

Seagate Systems (UK) Limited

Seagate Systems (Malaysia) Sdn Bhd.

Seagate Systems (Singapore) Pte Ltd.

APPENDIX B

SUBPLAN UNDER THE SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY EMPLOYEE STOCK PURCHASE PLAN

1.	Purpose. The purpose of this subplan under the Seagate Technology Public Limited Company Employee Stock Purchase Plan (the “Subplan”) is to permit eligible contract workers who perform work for the Corporation (any one such individual a “Contractor,” and collectively, “Contractors”) in the countries designated from time to time by the Committee in its sole discretion and listed on Appendix A to the Seagate Technology Public Limited Company Employee Stock Purchase Plan (the “Plan”) to participate in the Plan.

2.	Terms of the Subplan. The terms and conditions of the Subplan shall in all respects be identical to those set forth in the Plan except as set forth in this Subplan; provided, however, that the Subplan shall not be subject to the requirements of Section 423(b)(5) of the Code. Capitalized terms not otherwise defined in this Subplan shall have the same meaning as set forth in the Plan.

3.	Definition of Employee. For purposes of the Subplan, references to Employees in the Plan shall include Contractors.

4.	Subplan Countries. The Committee shall have the authority in its sole discretion to amend the list of countries designated by the Committee and listed on Appendix A to the Plan as necessary and desirable and for such amendments to take effect as shall be determined by the Committee in its sole and absolute discretion.

5.	Terms of the Plan. Except as set forth above, Contractors who participate under the Plan shall be subject to the terms and conditions set forth in the Plan.

APPENDIX C

SUBPLAN UNDER THE SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY EMPLOYEE STOCK PURCHASE PLAN FOR CERTAIN EMPLOYEES OUTSIDE OF THE UNITED STATES

1.	Purpose. The purpose of this subplan under the Seagate Technology Public Limited Company Employee Stock Purchase Plan (the “Subplan”) is to set forth requirements with respect to the participation by eligible Employees employed outside of the United States at Seagate Technology Australia Pty. Limited, Seagate Technology Canada Inc., Seagate Technology SAS, Seagate Technology GmbH, Seagate Technology HDD (India) Private Limited, Seagate Technology ~~(Hong Kong) Limited, Seagate Technology~~ Manufacturing (Hong Kong) Limited, Seagate Technology (Ireland), Nippon Seagate Inc., Seagate Technology (Netherlands) B.V., Seagate Technology AB, Seagate Technology Taiwan Ltd., Seagate Technology UK Ltd. (including the Dublin branch), Seagate Technology (Suzhou) Co. Ltd., Seagate Technology International (Wuxi) Co. Ltd., Penang Seagate Industries (M) Sdn. Bhd., Seagate International (Johor) Sdn. Bhd., Seagate Singapore International Headquarters Pte. Ltd., Seagate Technology ~~International (Singapore Branch), Seagate Technology~~ (Thailand) Limited, Seagate Technology Services (Shanghai) Co. Ltd., Seagate Global Business Services (Malaysia) Sdn. Bhd., Dot Hill Singapore Pte. Ltd., Dot ~~Hill Systems Services (Foshan) Limited, Dot~~ Seagate Cloud Systems Japan Ltd., Dot Hill Systems Germany GmbH, LaCie SPRL, LaCie Group S.A.S., LaCie SAS, LaCie AB, LaCie GmbH, LaCie Electronique D2, S.A., LaCie AG, LaCie Ltd. (UK employees), Seagate Systems (Canada) Limited, Seagate Systems (Mexico) S.A. de C.V., Seagate Systems (UK) Limited, Seagate Systems (Malaysia) Sdn Bhd. and Seagate Systems (Singapore) Pte Ltd., in the Seagate Technology Public Limited Company Employee Stock Purchase Plan (the “Plan”).

2.	Terms of the Subplan. Except as set forth in this Subplan, the terms and conditions of the Subplan shall in all respects be identical to those set forth in the Plan; provided, however, that the Subplan shall not be subject to the requirements of Section 423(b)(5) of the Code. Capitalized terms not otherwise defined in this Subplan shall have the same meaning as set forth in the Plan.

3.	Eligibility. Employees of Seagate Technology UK Ltd. (“Seagate UK”) or any branch office of Seagate UK who are located in Russia shall not be eligible to participate in the Plan.

SEAGATE TECHNOLOGY PLC

38/39 FITZWILLIAM SQUARE

DUBLIN 2, IRELAND

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SEAGATE TECHNOLOGY PLC (the “Company”)			Any shareholder entitled to attend and vote at the Annual General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him. Completion of a form of proxy will not preclude a member from attending and voting at the meeting in person.
The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors:

	Nominees:		For	Against	Abstain

	1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j.	Stephen J. Luczo Mark W. Adams Michael R. Cannon Mei-Wei Cheng William T. Coleman Jay L. Geldmacher William D. Mosley Dr. Chong Sup Park Stephanie Tilenius Edward J. Zander	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	The Board of Directors recommends you vote FOR 1 year on the following proposal:	1 Year	2 Years	3 Years	Abstain
						3.	Approve, in an advisory, non-binding vote, the frequency of future Say-on-Pay votes. ☐	☐	☐	☐
						The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain
						4.	Approve an amendment and restatement of the Seagate Technology Public Limited Company Amended and Restated Employee Stock Purchase Plan to increase the number of shares available for issuance.	☐	☐	☐
5.

Ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company and to authorize, in a binding vote, the Audit Committee of the Company’s board of directors (the “Board”) to set the auditors’ remuneration.

								☐	☐	☐
						6.	Grant the Board the authority to allot and/or issue shares under Irish law.	☐	☐	☐
						7.	Grant the Board the authority to opt-out of statutory pre-emption rights under Irish law.	☐	☐	☐
2.	Approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (“Say-on-Pay”).		☐	☐	☐	8.	Determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law.	☐	☐	☐

You can instruct your proxy not to vote on a resolution by inserting an “x” in the box under “Abstain”. Please note that an abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes for and against a resolution.

						In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting.		Yes	No
						Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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E31921-P96669

SEAGATE TECHNOLOGY PLC Annual General Meeting of Shareholders October 18, 2017 9:30 AM Local Time This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Michael R. Cannon and Katherine E. Schuelke, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Seagate Technology plc that the shareholder(s) is/are entitled to vote at the 2017 Annual General Meeting of Shareholders, and any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual General Meeting of Shareholders and at any adjournment or postponement thereof. In the event of a vote on a show of hands on any proposal or other matter properly coming before the 2017 Annual General Meeting of Shareholders, Michael R. Cannon and Katherine E. Schuelke, or each of them, shall be entitled to vote the undersigned’s shares, as designated on the reverse side hereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS DULY EXECUTED AND RETURNED, BUT NO VOTING DIRECTIONS ARE GIVEN HEREIN, THEN THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, “FOR” PROPOSAL 2, FOR “ONE YEAR” FOR PROPOSAL 3, AND “FOR” PROPOSALS 4, 5, 6, 7, AND 8, AND IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

The signer(s) hereby acknowledge(s) receipt of the Notice of the 2017 Annual General Meeting of Shareholders and accompanying Proxy Statement.

Continued and to be signed on reverse side